Exhibit 10.1

AMENDMENT AND RESTATEMENT AGREEMENT dated as of February 28, 2013 (this “Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower party hereto, the lenders listed on the signature pages hereof and CREDIT SUISSE AG, as administrative agent and collateral agent (in such capacities, the “Agent”).

A. Pursuant to that certain Credit Agreement dated as of December 6, 2010, as amended by Amendment No. 1 dated as of March 25, 2011 and Amendment No. 2 dated as of October 9, 2012 (the “2010 Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Existing 2010 Lenders”) and Credit Suisse AG, as administrative agent and collateral agent for the Existing 2010 Lenders, the Existing 2010 Lenders have extended, and have agreed to extend, credit to the Borrower.

B. Pursuant to that certain Credit Agreement dated as of February 14, 2011, as amended by Amendment No. 1 and Incremental Term Loan Assumption Agreement dated as of February 15, 2012 and Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of October 9, 2012 (the “2011 Credit Agreement” and, together with the 2010 Credit Agreement, the “Existing Credit Agreements”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Existing 2011 Lenders”) and Credit Suisse AG, as administrative agent and collateral agent for the Existing 2011 Lenders, the Existing 2011 Lenders have made Term Loans (as defined in the 2011 Credit Agreement) to the Borrower.

C. The Borrower has requested, and the Extending Revolving Lenders (as defined below) and the Required Lenders (as defined in the 2010 Credit Agreement) have agreed to, among other things, (i) allow the Borrower to extend the final maturity of some or all of the Revolving Credit Commitments and to modify certain of the other terms of the Revolving Credit Commitments (in each case, as defined in the 2010 Credit Agreement), and (ii) provide that one or more persons (each, an “Additional Revolving Lender”) may provide a new Revolving B Credit Commitment.

D. The Borrower has requested, and the New Term Lenders (as defined below) and the Required Lenders (as defined in the 2011 Credit Agreement) have agreed, to among other things, allow the Borrower to borrow new Tranche B Term Loans and Tranche C Term Loans (collectively, the “New Term Loans”) under the 2011 Credit Agreement (as amended hereby), the proceeds of which will be used solely to finance the Existing Bank Debt Refinancing and to pay the Transaction Costs.

E. The Borrower and the Guarantors are party to one or more of the Collateral Documents, pursuant to which, among other things, the Guarantors Guaranteed the Obligations of the Borrower under each of the Existing Credit Agreements and provided security therefor.

F. The Borrower has requested, and the Required Lenders (as defined in each of the Existing Credit Agreements) have agreed, subject to the terms and conditions contained herein, that the Existing Credit Agreements (including all exhibits and schedules thereto) be amended and restated in their entirety and replaced by a single agreement in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended and Restated Credit Agreement”).

G. The Borrower has requested, and Holdings, the Borrower, the Subsidiary Guarantors, the Required Lenders (as defined in each of the Existing Credit Agreements) and the Agent have agreed that the Guarantee and Collateral Agreement be amended and restated in the form of the Amended and Restated Guarantee and Collateral Agreement (the “Amended and Restated Guarantee and Collateral Agreement”) attached hereto as Exhibit B.

H. Upon the Restatement Date, certain of the terms of the outstanding Revolving Credit Commitments of each Revolving Credit Lender that approves this Agreement and elects to convert its Revolving Credit Commitments into Revolving B Credit Commitments by executing and delivering to the Agent (or its counsel), on or prior to 5:00 p.m., New York City time, on February 28, 2013 (the “Delivery Time”), a signature page to this Agreement designating itself as an “Extending Revolving Lender” (each, an “Extending Revolving Lender” and each Revolving Credit Lender that does not so designate itself being referred to herein as a “Declining Revolving Lender”) will be modified as set forth herein.

I. Upon the Restatement Date, each Person that delivers to the Agent (or its counsel), on or prior to the Delivery Time, a signature page to this Agreement designating itself as an Additional Revolving Lender shall have the Revolving B Credit Commitment set forth opposite its name in the Commitment Schedule to the Amended and Restated Credit Agreement.

J. Upon the Restatement Date, each Person that delivers to the Agent (or its counsel), on or prior to the Delivery Time, a signature page to this Agreement designating itself as a “New Term Lender” (each, a “New Term Lender”) shall have the Term Loan Commitment set forth opposite its name in the Commitment Schedule to the Amended and Restated Credit Agreement.

K. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Amended and Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

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SECTION 2. Amendment and Restatement of the Existing Credit Agreements. Holdings, the Borrower, the Agent, the Extending Revolving Lenders, the Additional Revolving Lenders, the New Term Lenders and the Required Lenders (as defined in each of the Existing Credit Agreements) agree that the Existing Credit Agreements (including all exhibits and schedules thereto) are hereby amended and restated, effective as of the Restatement Date, to read in their entirety in the form of a single Amended and Restated Credit Agreement attached as Exhibit A hereto. As used in the Amended and Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the Restatement Date, mean or refer to the Amended and Restated Credit Agreement. As used in any other Loan Document, from and after the Restatement Date, all references to the Credit Agreement in such Loan Documents shall, unless the context otherwise requires, mean or refer to the Amended and Restated Credit Agreement.

SECTION 3. Amendment and Restatement of the Guarantee and Collateral Agreement. Holdings, the Borrower, the Subsidiary Guarantors and the Agent hereby agree that the Guarantee and Collateral Agreement (including all exhibits and schedules thereto) is hereby amended and restated, effective as of the Restatement Date, to read in its entirety in the form of the Amended and Restated Guarantee and Collateral Agreement attached as Exhibit B hereto. As used in any Loan Document (including this Agreement), from and after the Restatement Date, all references to the Guarantee and Collateral Agreement in such Loan Documents (including this Agreement) shall, unless the context otherwise requires, mean or refer to the Amended and Restated Guarantee and Collateral Agreement.

SECTION 4. Commitments; Termination; New Term Loans. (a) On and as of the Restatement Date, subject to the conditions set forth in Section 13 hereof, the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth in the Commitment Schedule to the Amended and Restated Credit Agreement. The Borrower hereby agrees that immediately prior to the Restatement Date, there shall be no Revolving Loans outstanding under the 2010 Credit Agreement.

(b) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, as of the Restatement Date, each Extending Revolving Lender agrees that its Revolving Credit Commitment will be modified to become a Revolving B Credit Commitment of like outstanding principal amount. The Revolving Credit Commitment of each Declining Revolving Lender shall remain outstanding as a Revolving A Credit Commitment of like outstanding principal amount.

(c) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, each New Term Lender agrees, severally and not jointly, to make a New Term Loan to the Borrower on the Restatement Date in an aggregate principal amount not to exceed the amount set forth opposite its name on the Commitment Schedule to the Amended and Restated Credit Agreement.

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SECTION 5. Fees. On the Restatement Date, the Borrower agrees to pay a fee (the “Upfront Fee”), through the Agent, to each Extending Revolving Lender and Additional Revolving Lender that executes and delivers to the Agent (or its counsel) a signature page to this Agreement on or prior to the Delivery Time, in an amount equal to 1.00% of the Revolving B Credit Commitment (whether used or unused) of such Lender on the Restatement Date. The Upfront Fee shall be payable on the Restatement Date in immediately available funds. Once paid, the Upfront Fee shall not be refundable under any circumstances.

SECTION 6. Reaffirmation. Each of Holdings, the Borrower and the Subsidiary Guarantors, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Agreement or the Amended and Restated Credit Agreement, each of the Collateral Documents continue to be in full force and effect and are hereby confirmed and ratified in all respects and (b) affirms and confirms its Guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed and acknowledges and agrees that such Guarantee, pledge and/or grant shall continue in full force and effect in respect of, and to secure, the Obligations under the Amended and Restated Credit Agreement and the other Loan Documents.

SECTION 7. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrower represent and warrant to each of the Lenders and the Agent that (a) this Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Agreement, the representations and warranties set forth in Article III of the Amended and Restated Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Restatement Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof; and (c) as of the Restatement Date, after giving effect to this Agreement and to the incurrence of the New Term Loans and to the use of the proceeds thereof, no Default or Event of Default has occurred and is continuing.

SECTION 8. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Amended and Restated Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

SECTION 9. No Novation. Neither this Agreement nor the effectiveness of the Amended and Restated Credit Agreement shall extinguish the Obligations for the payment of money outstanding under the either of the Existing Credit Agreements (except as otherwise expressly provided with respect to the Existing Bank Debt

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Refinancing) or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under either of the Existing Credit Agreements or instruments guaranteeing or securing the same (except as otherwise expressly provided with respect to the Existing Bank Debt Refinancing), which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Amended and Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under either of the Existing Credit Agreements or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Agreement and in the Amended and Restated Credit Agreement (except as otherwise expressly provided with respect to the Existing Bank Debt Refinancing). Each of the Existing Credit Agreements and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Agreement shall constitute a Loan Document for all purposes of each of the Existing Credit Agreements and the Amended and Restated Credit Agreement.

SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended and Restated Credit Agreement.

SECTION 11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 13 hereof. Delivery of an executed signature page to this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 13. Effectiveness. This Agreement and the Amended and Restated Credit Agreement shall become effective as of the date (the “Restatement Date”) on which:

(a) The Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of Holdings, the Borrower, each of the Subsidiary Guarantors, each of the Extending Revolving Lenders, each of the Additional Revolving Lenders (if any), each of the New Term Lenders and the Required Lenders (as defined in each of the Existing Credit Agreements).

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(b) Each of the conditions precedent set forth in Section 4.02 of the Amended and Restated Credit Agreement shall have been satisfied.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TRANSDIGM INC.

by	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

TRANSDIGM GROUP INCORPORATED

by	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

MARATHONNORCO AEROSPACE, INC.

ADAMS RITE AEROSPACE, INC.

CHAMPION AEROSPACE LLC

AVIONIC INSTRUMENTS LLC

SKURKA AEROSPACE INC.

AEROCONTROLEX GROUP, INC.

AVIATION TECHNOLOGIES, INC.

TRANSICOIL LLC

MALAYSIAN AEROSPACE SERVICES, INC.

BRUCE AEROSPACE INC.

BRUCE INDUSTRIES, INC.

CEF INDUSTRIES, LLC

ACME AEROSPACE, INC.

DUKES AEROSPACE, INC.

SEMCO INSTRUMENTS, INC.

CDA INTERCORP LLC

AVTECHTYEE, INC.

MCKECHNIE AEROSPACE HOLDINGS, INC.

MCKECHNIE AEROSPACE DE, INC.

MCKECHNIE AEROSPACE US LLC

MCKECHNIE AEROSPACE INVESTMENTS, INC.

HARTWELL CORPORATION

WESTERN SKY INDUSTRIES, LLC

TEXAS ROTRONICS, INC.

HARCO LABORATORIES, INCORPORATED

SCHNELLER HOLDINGS LLC

SCHNELLER INTERNATIONAL SALES CORP.

SCHNELLER LLC

AMSAFE GLOBAL HOLDINGS, INC.

AP GLOBAL HOLDINGS, INC.

AP GLOBAL ACQUISITION CORP.

AMSAFE INDUSTRIES, INC.

BRIDPORT HOLDINGS, INC.

AMSAFE, INC.

AMSAFE COMMERCIAL PRODUCTS, INC.

BRIDPORT-AIR CARRIER, INC.

BRIDPORT ERIE AVIATION, INC.

AMSAFE—C SAFE, INC.

AERO-INSTRUMENTS CO., LLC

by	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Treasurer and Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually as a New Term Lender and an Extending Revolving Lender and as Agent, Swingline Lender and Issuing Bank,

by	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Vice President

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Royal Bank of Canada

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and your existing Revolving Credit Commitment will be converted into a Revolving B Credit Commitment):

by	/s/ Richard G. Smith
Name: Richard G. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Raymond James Bank, N.A.

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and your existing Revolving Credit Commitment will be converted into a Revolving B Credit Commitment):

by	/s/ Eric Stange
Name: Eric Stange
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	PNC Bank National Association

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and your existing Revolving Credit Commitment will be converted into a Revolving B Credit Commitment):

by	/s/ Carrie Light
Name: Carrie Light
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Morgan Stanley Bank, N.A.

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and your existing Revolving Credit Commitment will be converted into a Revolving B Credit Commitment):

by	/s/ Sherrese Clarke
Name: Sherrese Clarke
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	FIRST NIAGARA BANK, N.A.

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and your existing Revolving Credit Commitment will be converted into a Revolving B Credit Commitment):

by	/s/ Troy Jones
Name: Troy Jones
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	FirstMerit Bank, N.A.

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and your existing Revolving Credit Commitment will be converted into a Revolving B Credit Commitment):

by	/s/ Laura Redinger
Name: Laura Redinger
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Crédit Industriel et Commercial

Amount: $9,000,000.00

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and your existing Revolving Credit Commitment will be converted into a Revolving B Credit Commitment):

by	/s/ Marcus Edward
Name: Marcus Edward
Title: Managing Director

For any Lender requiring a second signature line:

by	/s/ Adrienne Molloy
Name: Adrienne Molloy
Title: Vice President

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	C.I.T. Leasing Corporation

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and your existing Revolving Credit Commitment will be converted into a Revolving B Credit Commitment):

by	/s/ John E. Donohue III
Name: John E. Donohue III
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: CIT BANK

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and your existing Revolving Credit Commitment will be converted into a Revolving B Credit Commitment):

by	/s/ Darryl Johnson
Name: Darryl Johnson
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Barclays Bank PLC

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and your existing Revolving Credit Commitment will be converted into a Revolving B Credit Commitment):

by	/s/ Alicia Borys
Name: Alicia Borys
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	UBS Loan Finance LLC

To execute this Agreement as an Extending Revolving Lender (you are consenting to the Amendment and your existing Revolving Credit Commitment will be converted into a Revolving B Credit Commitment):

by	/s/ Lana Gifas
Name: Lana Gifas
Title: Director Banking Products Services, US

For any Lender requiring a second signature line:

by	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director Banking Products Services, US

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Citibank, N.A.

To execute this Agreement as an Additional Revolving Lender:

by	/s/ Chris Hartzell
Name: Chris Hartzell
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:
Amount of New or Additional Revolving B Credit Commitment: $35.0MM

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	UBS Loan Finance LLC

To execute this Agreement as an Additional Revolving Lender:

by	/s/ Lana Gifas
Name: Lana Gifas
Title: Director Banking Products Services, US

For any Lender requiring a second signature line:

by	/a/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director Banking Products Services, US

Amount of New or Additional Revolving B Credit Commitment: $7,500,000.00

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Credit Suisse AG, Cayman Islands Branch

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Vice President

For any Lender requiring a second signature line:

by	/s/ Patrick L. Freytag
Name: Patrick L. Freytag
Title: Associate

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	0934600 B.C. UNLIMITED LIABILITY COMPANY

By: DECORUS ULC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Richard Taylor
Name: Richard Taylor
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	VALIDUS REINSURANCE LTD

	By:	PineBridge Investments LLC Its Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Saturn CLO, Ltd.

	By:	PineBridge Investments LLC Its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Galaxy X CLO, LTD

	By:	PineBridge Investments LLC Its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Galaxy XI CLO, Ltd.

	By:	PineBridge Investments LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Galaxy VIII CLO, LTD

	By:	PineBridge Investments LLC Its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Galaxy VI CLO, LTD

	By:	PineBridge Investments LLC Its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Galaxy VII CLO, LTD

	By:	Pinebridge Investments LLC Its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Fire and Police Pension Fund, San Antonio

	By:	PineBridge Investments LLC Its Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Galaxy V CLO, LTD

	By:	PineBridge Investments LLC Its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Arch Investment Holdings III Ltd.

	By:	PineBridge Investments LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Canyon Capital CLO 2012-1 Ltd.

	By:	Canyon Capital Advisors, its Asset Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Canyon Capital CLO 2006-1 Ltd.

	By:	Canyon Capital Advisors LLC, its Asset Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

By: ARES MANAGEMENT LLC, AS SUB-ADVISER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	SEI INSTITUTIONAL INVESTMENTS TRUST – OPPORTUNISTIC INCOME FUND

By: ARES MANAGEMENT LLC, AS SUB-ADVISER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	PPF Nominee 1 B.V.

	By:	Ares Management Limited, its Portfolio Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Ares Senior Loan Trust

	By:	Ares Senior Loan Trust Management, L.P., Its Investment Advisor

	By:	Ares Senior Loan Trust Management, LLC, Its General Partner

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	GLOBAL LOAN OPPORTUNITY FUND B.V

	By:	ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Ares NF CLO XV Ltd

	By:	Ares Management, LLC, As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Ares NF CLO XIII Ltd

	By:	Ares NF CLO XIII Management, L.P., its collateral manager

	By:	Ares NF CLO XIII Management LLC, its general partner

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Ares Institutional Loan Fund B.V.

	By:	Ares Management Limited, as manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Ares Loan Trust 2011

	By:	Ares Management LLC, as Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES XXV CLO LTD.

	By:	Ares CLO Management XXV, L.P., its Asset Manager

	By:	Ares CLO GP XXV, LLC, its General Partner

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES XXIII CLO LTD.

	By:	ARES CLO MANAGEMENT XXIII L.P., ITS ASSET MANAGER

	By:	ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES XXII CLO LTD.

	By:	ARES CLO MANAGEMENT XXII L.P., ITS ASSET MANAGER

	By:	ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES XX CLO LTD.

	By:	ARES CLO MANAGEMENT XX, L.P., ITS INVESTMENT MANAGER

	By:	ARES CLO GP XX, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES XXI CLO LTD.

	By:	ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER

	By:	ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e.,, to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES XVI CLO LTD.

	By:	ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER

	By:	ARES CLO GP XVI, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES VR CLO LTD.

By: ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER By: ARES CLO GP VR, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES XI CLO LTD.

By: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES VIR CLO LTD.

By: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER By: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

By: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER By: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES IIIR/IVR CLO LTD.

By: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER By: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By: ARES ENHANCED LOAN MANAGEMENT II L.P., ITS PORTFOLIO MANAGER By: ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD

By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ARES ENHANCED CREDIT OPPORTUNITIES FUND II LTD.

By: Ares Enhanced Credit Opportunities Fund Management, L.P., its Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	WELLPOINT, INC.

By: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER By: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	FUTURE FUND BOARD OF GUARDIANS

By: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

By: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ John Eanes
Name: John Eanes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Wasatch CLO Ltd

By: Invesco Senior Secured Management, Inc., as Portfolio Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Saratoga CLO I, Limited

By: Invesco Senior Secured Management, Inc., as Asset Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	PowerShares Senior Loan Portfolio

By: Invesco Senior Secured Management, Inc., as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Nautique Funding Ltd

By: Invesco Senior Secured Management, Inc., as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Moselle CLO S.A.

By: Invesco Senior Secured Management, Inc., as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Morgan Stanley Investment Management Croton, Ltd.

By: Invesco Senior Secured Management, Inc., as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	MSIM Peconic Bay, Ltd.

By: Invesco Senior Secured Management, Inc., as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Limerock CLO I

By: Invesco Senior Secured Management, Inc., as Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Invesco Zodiac Funds – Invesco US Senior Loan Fund

By: Invesco Management S.A. As Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Hudson Canyon Funding II, Ltd.

By: Invesco Senior Secured Management, Inc., as Collateral Manager and Attorney in Fact

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Diversified Credit Portfolio Ltd.

By: Invesco Senior Secured Management, Inc., as Investment Adviser

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Belhurst CLO Ltd.

By: Invesco Senior Secured Management, Inc., as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Avalon Capital Ltd. 3

By: Invesco Senior Secured Management, Inc., as Asset Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Renaissance Trust 2009

By: Highbridge Principal Strategies LLC, its Sub-Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Highbridge Loan Management 2012-1, Ltd.

By: Highbridge Principal Strategies LLC, its Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Highbridge Liquid Loan Opportunities Master Fund, L.P.

By: Highbridge Principal Strategies LLC, its Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	RiverSource Life Insurance Company

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Columbia Variable Portfolio – Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Centurion CDO 9 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Centurion CDO 8 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Cent CDO XI Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Cent CDO 14 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Cent CDO 15 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Cent CDO 12 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Cent CDO 10 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	BlueMountain CLO Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	BlueMountain CLO 2012-2 Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE WRITTEN

Name of Institution:	BlueMountain 2012-1 Ltd

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	AllianceBernstein Institutional Investments – High Yield Loan Portfolio

By: AllianceBernstein L.P.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ABCLO 2007-1 Ltd.

By: AllianceBernstein L.P.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Race Point VII CLO, Limited

By: Sankaty Advisors, LLC as Portfolio Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Race Point V CLO, Limited

By: Sankaty Advisors, LLC Its Asset Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Race Point VI CLO, Ltd

By: Sankaty Advisors, LLC, as Asset Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Andrew Viens
Name: Andrew Viens
Title: Sr.Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Race Point IV CLO, Ltd.

By: Sankaty Advisors, LLC As Collateral Manager.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Race Point III CLO

By: Sankaty Advisors, LLC as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Nash Point CLO

By: Sankaty Advisors, LLC as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Chatham Light II CLO, Limited

By: Sankaty Advisors, LLC as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	MARATHON CLO I LTD.

By: Marathon Asset Management, L.P., its Collateral Manager.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jake Hyde
Name: Jake Hyde
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Stoney Lane Funding I, Ltd.

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Mark Gold
Name: Mark Gold
Title: CEO

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE WRITTEN

Name of Institution:	HillMark Funding, Ltd.

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Mark Gold
Name: Mark Gold
Title: CEO

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE WRITTEN

Name of Institution:	GSC Group CDO Fund VIII, Limited

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager By: GSC MANAGER, LLC, in its capacity as Manager By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steve Deckoff
Name: Steve Deckoff
Title: Managing Principal

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	GSC Capital Corp. Loan Funding 2005-1

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager By: GSC MANAGER, LLC, in its capacity as Manager By: BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steve Deckoff
Name: Steve Deckoff
Title: Managing Principal

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Black Diamond CLO 2006-1 (Cayman) LTD.

By: Black Diamond CLO 2006-1 Adviser, L.L.C. As its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steve Deckoff
Name: Steve Deckoff
Title: Managing Principal

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Black Diamond CLO 2005 Ltd.

By: Black Diamond CLO 2005-1 Adviser, L.L.C. As its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steve Deckoff
Name: Steve Deckoff
Title: Managing Principal

For any Lender requiring a second signature line:
by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Black Diamond CLO 2005-2 Ltd.

By: Black Diamond CLO 2005-2 Adviser, L.L.C. As its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Steve Deckoff
Name: Steve Deckoff
Title: Managing Principal

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Westwood CDO II LTD

By: Alcentra NY, LLC, as investment advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Westwood CDO I LTD

By: Alcentra NY, LLC, as investment advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Veritas CLO II, LTD

By: Alcentra NY, LLC, as investment advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	US Bank Loan Fund (M) Master Trust

By: Alcentra NY, LLC, as investment advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Shackleton II CLO, Ltd.

By: Alcentra NY, LLC,

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Prospero CLO II B.V.

By: Alcentra NY, LLC, as investment advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Shackleton I CLO, Ltd.

By: Alcentra NY, LLC, as investment advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Pacifica CDO VI LTD

By: Alcentra NY, LLC, as investment advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Pacifica CDO V LTD

By: Alcentra NY, LLC, as investment advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	One Wall Street CLO II LTD

By: Alcentra NY, LLC, as investment advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Daymian Campbell
Name: Daymian Campbell
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Del Mar CLO I, LTD.

By: Caywood-Scholl Capital Management LLC, as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ James Dudnick
Name: James Dudnick
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Wells Fargo Advantage Short-Term High Yield Bond Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Tyber Lesjack
Name: Tyber Lesjack
Title: Ops Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Green Island CBNA Loan Funding LLC

By: Citibank N.A.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LightPoint CLO VIII, Ltd.
By: Neuberger Berman Fixed Income LLC as collateral manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Neuberger Berman CLO XII, LTD
By: Neuberger Berman Fixed Income LLC as its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LightPoint CLO VII, Ltd.
By: Neuberger Berman Fixed Income LLC as collateral manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LightPoint CLO V, Ltd.
By: Neuberger Berman Fixed Income LLC as collateral manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LightPoint CLO IV, Ltd.
By: Neuberger Berman Fixed Income LLC as collateral manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	WIND RIVER CLO II – TATE INVESTORS, LTD.
By: THL Credit Senior Loan Strategies LLC, as Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ILLINOIS STATE BOARD OF INVESTMENT.
By: THL Credit Senior Loan Strategies LLC, as Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	GANNETT PEAK CLO I, LTD.
By: THL Credit Senior Loan Strategies LLC, as Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Octagon Loan Trust 2010
By: Octagon Credit Investors, LLC as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Margaret Harvey
Name: Margaret Harvey
Title: Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Octagon Investment Partners VIII, Ltd.
By: Octagon Credit Investors, LLC as collateral manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Octagon Investment Partners X, Ltd.
By: Octagon Credit Investors, LLC as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Octagon Investment Partners V, Ltd.
By: Octagon Credit Investors, LLC as Portfolio Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Octagon Investment Partners IX, Ltd.
By: Octagon Credit Investors, LLC as Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Octagon Emigrant Senior Secured Loan Trust
By: Octagon Credit Investors, LLC as Portfolio Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Hamlet II, Ltd.
By: Octagon Credit Investors, LLC as Portfolio Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Venture XI CLO, Limited
By: its investment advisor, MJX Asset Management, LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Venture X CLO, Limited

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Venture VIII CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Venture VII CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Venture VI CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Venture V CDO, Limited

By: its investment advisor, MJX Asset Management, LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Venture IX CDO, Limited

By: its investment advisor, MJX Asset Management LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	VENTURE XII CLO, Limited

By: its investment advisor, MJX Asset Management LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Westchester CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Rockwall CDO II Ltd.

By: Highland Capital Management, L.P.; As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Stratford CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	NexPoint Credit Strategies Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Liberty CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Longhorn Credit Funding, LLC

By: Highland Capital Management, L.P., As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Highland/iBoxx Senior Loan ETF

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Highland Credit Opportunities CDO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Highland Floating Rate Opportunities Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Greenbriar CLO, LTD.

By: Highland Capital Management, L.P., As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Gleneagles CLO Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Grayson CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Eastland CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Children’s Healthcare of Atlanta Inc.

By: Highland Capital Management, L.P., As Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Aberdeen Loan Funding, Ltd

By: Highland Capital Management, L.P. As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Mountain Capital CLO VI Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	Mountain Capital CLO V Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE WRITTEN

Name of Institution: Foothill CLO I, Ltd

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle Veyron CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle Vantage CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle McLaren CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle High Yield Partners X, Ltd

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle High Yield Partners VIII, Ltd

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle Global Market Strategies CLO 2012-4, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO

THE TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle High Yield Partners IX, Ltd

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle Global Market Strategies CLO 2012-3, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle Global Market Strategies CLO 2012-2, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle Global Market Strategies CLO 2011-1, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle Daytona CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle Azure CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle Bristol CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Carlyle Arnage CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Longfellow Place CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Lime Street CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Emerson Place CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Avery Street CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: CASTLE GARDEN FUNDING

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ATRIUM V

By: Credit Suisse Asset Management, LLC, as collateral manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LATITUDE CLO III, LTD

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LATITUDE CLO II, LTD

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LATITUDE CLO I, LTD

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Cedar Funding Ltd.

By: AEGON USA Investment Management, LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Montpelier Capital Limited

By: KKR Asset Management LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	KKR FINANCIAL CLO 2001-1, LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	KKR FINANCIAL CLO 2007-1, LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	KKR FINANCIAL CLO 2006-1, LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	ACE Tempest Reinsurance Ltd

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Stone Tower Loan Trust 2011

By: Apollo Fund Management LLC, As its Investment Advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Stone Tower Loan Trust 2010

By: Apollo Fund Management LLC, As its Investment Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Stone Tower CLO V Ltd.

By: Apollo Debt Advisors LLC, As its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Stone Tower Loan CLO IV Ltd.

By: Apollo Debt Advisors LLC, As its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	STONE TOWER CLO VII LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	STONE TOWER CLO VI LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	STONE TOWER CLO III LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	RAMPART CLO 2006-1 LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Rampart CLO 2007 Ltd.

By: Apollo Debt Advisors LLC as its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Neptune Finance CCS, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title:Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	LeverageSource V S.A.R.L

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Laurent Ricci
Name: Laurent Ricci
Title: Class B Manager

For any Lender requiring a second signature line:

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Class A Manager

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Gulf Stream – Sextant CLO 2007-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title:Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Gulf Stream – Sextant CLO 2006-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title:Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Gulf Stream – Rashinban CLO 2006-I, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title:Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Gulf Stream – Compass CLO 2007, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title:Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Gulf Stream – Compass CLO 2005-I, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title:Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	Gulf Stream – Compass CLO 2005-II, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title:Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	CORNERSTONE CLO LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE TRANSDIGM INC. AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF THE DATE FIRST ABOVE WRITTEN

Name of Institution:	APOLLO SK STRATEGIC INVESTMENTS, L.P.

By: Apollo SK Strategic Advisors, L.P. its general partner By: Apollo SK Strategic Advisors, LLC, its general partner

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Wendy Dulman
Name: Wendy Dulman
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	APOLLO AF LOAN TRUST 2012

By: Apollo Credit Management (Senior Loans) II, LLC, as Portfolio Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	APOLLO CREDIT FUNDING I LTD.

By: Apollo Fund Management LLC, as its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ALM VII, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ALM Loan Funding 2010-3, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ALM Loan Funding 2010-1, Ltd.

By: Apollo Credit Management, LLC, its collateral manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ALM IV, Ltd

By: Apollo Credit Management (CLO), LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	TRALEE CDO I LTD

By: Par-Four Investment Management, LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

by	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Doral CLO II Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ John Finan
Name: John Finan
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Doral CLO I Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ John Finan
Name: John Finan
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LeverageSource III S.a.r.l.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Paul Plank
Name: Paul Plank
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Kingsland V Ltd.

By: Kingsland Capital Management, LLC, as Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Kingsland IV Ltd.

By: Kingsland Capital Management, LLC, as Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Kingsland II Ltd.

By: Kingsland Capital Management, LLC, as Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Kingsland III Ltd.

By: Kingsland Capital Management, LLC, as Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	First Trust Senior Floating Rate Income Fund II

By: First Trust Advisors L.P., its investment manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Advanced Series Trust – AST First Trust Balanced Target Portfolio

By: First Trust Advisors L.P., its investment manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	LANDMARK VIII CLO LTD

	By:	Landmark Funds LLC, as Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	LANDMARK VII CDO LTD

	By:	Landmark Funds LLC, as Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	LANDMARK V CDO LIMITED

	By:	Landmark Funds LLC, as Manager

	By:	Sound Harbour Partners, LLC, as Sub-Advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	LANDMARK IX CDO LTD

	By:	Landmark Funds LLC, as Manager

	By:	Sound Harbour Partners, LLC, as Sub-Advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	GREYROCK CDO LTD.,

	By:	Landmark Funds LLC, as Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ William Lowry
Name: William Lowry
Title: Designated Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	LVIP Delaware Diversified Floating Rate Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Four Corners CLO III, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: NACM CLO I

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Joanna Willars
Name: Joanna Willars
Title: VP, Authorized Signatory

For any Lender requiring a second signature line:

by	N / A
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	BlackRock Senior Income Series II

By: BlackRock Financial Management, Inc., its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Adrian C. Marshall
Name: Adrian C. Marshall
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Four Corners CLO II, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Adam M. Kaiser
Name: Adam M. Kaiser
Title: Vice President

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Franklin Templeton Series II Funds – Franklin Floating Rate II Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Franklin Investors Securities Trust—Franklin Floating Rate Daily Access Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Franklin Investors Securities Trust-Franklin Real Return Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Franklin Investors Securities Trust – Franklin Total Return Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income Securities Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Franklin Strategic Income Fund (Canada)

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Franklin Strategic Series-Franklin Strategic Income Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Met Investors Series Trust – Met/Franklin Low Duration Total Return Portfolio

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Franklin Templeton Total Return FDP Fund of FDP Series, Inc.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Airlie CLO 2006-II Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Seth Cameron
Name: Seth Cameron
Title: Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Bridgeport CLO II Ltd. Bridgeport CLO Ltd. Burr Ridge CLO Plus Ltd. Marquette Park CLO Ltd. Schiller Park CLO Ltd.

By:	Deerfield Capital Management LLC, its Collateral Manager

CIFC Funding 2006-I, Ltd.

CIFC Funding 2006-IB, Ltd.

CIFC Funding 2006-II, Ltd.

CIFC Funding 2007-I, Ltd.

CIFC Funding 2007-II, Ltd.

CIFC Funding 2007-III, Ltd.

CIFC Funding 2007-IV, Ltd.

CIFC Funding 2012-II, Ltd.

Navigator CDO 2006, Ltd.

By:	CIFC Asset Management LLC, its Collateral Manager

ColumbusNova CLO IV Ltd. 2007-II ColumbusNova CLO Ltd. 2006-I ColumbusNova CLO Ltd. 2006-II ColumbusNova CLO Ltd. 2007-I

By:	Columbus Nova Credit Investments Management, LLC, its Collateral Manager

Hewett’s Island CLO III, Ltd. Hewett’s Island CLO V, Ltd.

By:	CypressTree Investment Management, LLC, its Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Wells Fargo Bank, N.A.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Ross M. Berger
Name: Ross M. Berger
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Sugar Creek CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signer

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Eagle Creek CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signer

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Mill Creek CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signer

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC.

AMENDMENT AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Washington National Insurance Company

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Jess Horsfall
Name: Jess Horsfall
Title: Authorized Signer

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Bankers Life & Casualty Company

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Jess Horsfall
Name: Jess Horsfall
Title: Authorized Signer

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Malibu CBNA Loan Funding LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney–in-Fact

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ALLSTATE INSURANCE COMPANY

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

For any Lender requiring a second signature line:

by	/s/ Mark D. Pittman
Name: Mark D. Pittman
Title: Authorized Signatory

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	ALLSTATE LIFE INSURANCE COMPANY

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

For any Lender requiring a second signature line:

by	/s/ Mark D. Pittman
Name: Mark D. Pittman
Title: Authorized Signatory

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	AIMCO CLO, SERIES 2005-A

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

For any Lender requiring a second signature line:

by	/s/ Mark D. Pittman
Name: Mark D. Pittman
Title: Authorized Signatory

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	AIMCO CLO, SERIES 2006-A

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

For any Lender requiring a second signature line:

by	/s/ Mark D. Pittman
Name: Mark D. Pittman
Title: Authorized Signatory

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Aviva Life and Annuity Company

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Jeremy Hughes
Name: Jeremy Hughes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:

BABSON CLO LTD. 2007-I

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2011-I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

AMBITION TRUST 2009

AMBITION TRUST 2011

CLEAR LAKE CLO, LTD.

C.M. LIFE INSURANCE COMPANY

DIAMOND LAKE CLO, LTD.

ST. JAMES RIVER CLO, LTD.

SUMMIT LAKE CLO, LTD.

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON MID-MARKET CLO LTD. 2007-II

SAPPHIRE VALLEY CDO I, LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

BABSON CLO LTD. 2007-I

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2011-I

CLEAR LAKE CLO, LTD.

ST. JAMES RIVER CLO, LTD.

SUMMIT LAKE CLO, LTD.

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON MID-MARKET CLO LTD. 2007-II SAPPHIRE VALLEY CDO I, LTD.

By: BABSON CAPITAL MANAGEMENT LLC AS COLLATERAL MANAGER

By	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY C.M. LIFE INSURANCE COMPANY By: BABSON CAPITAL MANAGEMENT LLC AS INVESTMENT ADVISER

By	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

AMBITION TRUST 2009 AMBITION TRUST 2011 By: BABSON CAPITAL MANAGEMENT LLC AS INVESTMENT MANAGER

By	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

DIAMOND LAKE CLO, LTD. By: BABSON CAPITAL MANAGEMENT LLC AS COLLATERAL SERVICES

By	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Marcus Sowell
Name: Marcus Sowell
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Ballantyne Funding LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Stacy Lui
Name: Stacy Lui
Title: Assistant Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Bank of America, N.A.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Jonathan Barnes
Name: Jonathan Barnes
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Victoria Court CBNA Loan Funding LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-in-Fact

For any Lender requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Cathay Bank

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: CIT BANK

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Darryl Johnson
Name: Darryl Johnson
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	CIT CLO I LTD

By: CIT Asset Management, LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Roger M. Burns
Name: Robert M. Burns CIT Asset Management
Title: President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	REGATTA FUNDING LTD.

By: Citi Alternative Investments LLC, attorney-in-fact

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	DUANE STREET CLO II, LTD

By: Citigroup Alternative Investments LLC, As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	DUANE STREET CLO III, LTD

By: Citigroup Alternative Investments LLC, As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	DUANE STREET CLO IV, LTD

By: Citigroup Alternative Investments LLC, As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Apidos CDO I

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Its Investment Advisor CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Apidos CDO II

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Its Investment Advisor CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Apidos CDO IV

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Its Investment Advisor CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Apidos Quattro CDO

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Its Investment Advisor CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: ACA CLO 2006-1 LTD

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Its Investment Advisor CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Whitney CLO I Ltd

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Apidos CDO III

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Its Investment Advisor CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Apidos CDO V

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	Its Investment Advisor CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Apidos Cinco CDO

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	Its Investment Advisor CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Apidos CLO VIII

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	Its Collateral Manager CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Apidos CLO IX

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	Its Collateral Manager CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Apidos CLO X

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	Its Collateral Manager CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Apidos CLO XI

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	Its Collateral Manager CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: ACA CLO 2006-2 LTD

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	Its Investment Advisor CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: ACA CLO 2007-1 LTD

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Its Investment Advisor CVC Credit Partners, LLC

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Shasta CLO I Ltd

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Sierra CLO II Ltd

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: San Gabriel CLO I Ltd

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Rizal Commercial Banking Corporation

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Vincent Ingato
Name: Vincent Ingato
Title: MD/PM

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: ERSTE GROUP BANK AG

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Brandon A. Meyerson
Name: Brandon A. Meyerson
Title: Director ERSTE Group Bank AG

For any Lender requiring a second signature line:

by	/s/ Bryan J. Lynch
Name: Bryan J. Lynch
Title: Executive Director ERSTE Group Bank AG

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Franklin CLO V, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ David Ardini
Name: David Ardini
Title: Franklin Advisers, Inc. As Collateral Manager Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Franklin CLO VI, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ David Ardini
Name: David Ardini
Title: Franklin Advisers, Inc. As Collateral Manager Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Goldman Sachs Credit Partners LP

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: TIAA-GREF BOND MARKET ACCOUNT

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Blackstone / GSO Secured Trust Ltd
By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS INVESTMENT MANAGER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Callidus Debt Partners CLO Fund IV, Ltd.
By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Callidus Debt Partners CLO Fund V, Ltd. By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Callidus Debt Partners CLO Fund VII, Ltd. By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Gale Force 3 CLO Ltd. By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Inwood Park CDO Ltd. By: BLACKSTONE DEBT ADVISORS L.P. AS COLLATERAL MANAGER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: GSO Jupiter Loan Trust By: GSO CAPITAL ADVISORS LLC, AS ITS INVESTMENT ADVISOR

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Maps CLO Fund II, Ltd. By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: GSO Loan Trust 2011 By: GSO CAPITAL ADVISORS LLC, AS ITS INVESTMENT ADVISOR

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: GSO Loan Trust 2010 By: GSO CAPITAL ADVISORS LLC, AS ITS INVESTMENT ADVISOR

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Sun Life Assurance Company of Canada (US) By: GSO/BLACKSTONE CP HOLDINGS LP AS SUB ADVISOR

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Hartford Total Return Bond HLS Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Wellington Management Company, LLP
as its Investment Adviser

/s/ John D. Norberg
Name: John D. Norberg
Title: Vice President and Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Global Indemnity (Cayman) Limited

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Wellington Management Company, LLP
as its Investment Adviser

/s/ John D. Norberg
Name: John D. Norberg
Title: Vice President and Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Safety Insurance Company

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Wellington Management Company, LLP
as its Investment Adviser

/s/ John D. Norberg
Name: John D. Norberg
Title: Vice President and Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Stellar Performer Global Series W – Global Credit

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Wellington Management Company, LLP
as its Investment Adviser

/s/ John D. Norberg
Name: John D. Norberg
Title: Vice President and Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: SunAmerica Senior Floating Rate Fund, Inc.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Wellington Management Company, LLP
as its Investment Adviser

/s/ John D. Norberg
Name: John D. Norberg
Title: Vice President and Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: The Hartford Inflation Plus Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Wellington Management Company, LLP
as its Investment Adviser

/s/ John D. Norberg
Name: John D. Norberg
Title: Vice President and Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: The Hartford Short Duration Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Wellington Management Company, LLP
as its Investment Adviser

/s/ John D. Norberg
Name: John D. Norberg
Title: Vice President and Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: The Hartford Strategic Income Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Wellington Management Company, LLP
as its Investment Adviser

/s/ John D. Norberg
Name: John D. Norberg
Title: Vice President and Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Wellington Trust Company, National Association Common Trust Funds Trust-Opportunistic Fixed Income Allocation Portfolio

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Wellington Management Company, LLP
as its Investment Adviser

/s/ John D. Norberg
Name: John D. Norberg
Title: Vice President and Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond Plus/High Yield Bond Portfolio

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By: Wellington Management Company, LLP
as its Investment Adviser

/s/ John D. Norberg
Name: John D. Norberg
Title: Vice President and Counsel

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: JMP CREDIT ADVISORS CLO l LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Christopher Bellany
Name: Christopher Bellany
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: KATONAH VII CLO LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

Katonah Debt Advisors, L.L.C. As Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: KATONAH VIII CLO LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

Katonah Debt Advisors, L.L.C. As Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: KATONAH IX CLO LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

Katonah Debt Advisors, L.L.C. As Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: KATONAH X CLO LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

Katonah Debt Advisors, L.L.C. As Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: KATONAH 2007-I CLO LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

Katonah Debt Advisors, L.L.C. As Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: TRIMARAN CLO IV LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel P. Gilligan
Name: Daniel P. Gilligan
Title: Vice President

Trimaran Advisors, L.L.C.

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: TRIMARAN CLO V LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel P. Gilligan
Name: Daniel P. Gilligan
Title: Vice President

Trimaran Advisors, L.L.C.

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: TRIMARAN CLO VI LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel P. Gilligan
Name: Daniel P. Gilligan
Title: Vice President Trimaran Advisors, L.L.C.

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution: TRIMARAN CLO VII LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Daniel P. Gilligan
Name: Daniel P. Gilligan
Title: Vice President Trimaran Advisors, L.L.C.

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND
By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sales & Company, Incorporated, Its General Partner

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	APOSTLE LOOMIS SAYLES SENIOR LOAN FUND
By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sales & Company, Incorporated, Its General Partner

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	LOOMIS SAYLES CLO I, LTD.
By: Loomis, Sayles & Company, L.P., Its Collateral Manager By: Loomis, Sales & Company, Incorporated, Its General Partner

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
By: Loomis, Sayles & Company, L.P., Its Managing Member By: Loomis, Sales & Company, Incorporated, Its General Partner

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,
By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sales & Company, Incorporated, Its General Partner

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	LCM III, Ltd.
By: LCM Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	LCM IV, Ltd.
By: LCM Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	LCM V, Ltd.
By: LCM Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT AGREEMENT

DATED AS OF THE DATE FIRST

ABOVE WRITTEN

Name of Institution:	LCM VI, Ltd.
By: LCM Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LCM VIII Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LCM IX Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LCM X Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	LCM XII Limited Partnership

By: LCM Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Hewitt’s Island CLO IV, Ltd.

By: LCM Asset Management LLC As Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: LCM Asset Management LLC

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

New York Life Insurance Company		NYLIM Flatiron CLO 2006-I Ltd.

By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Mia Lee	By:	/s/ Mia Lee
Name: Mia Lee		Name: Mia Lee
Title: Director		Title: Director

New York Life Insurance Company and Annuity Corporation		Flatiron CLO 2007-1Ltd.

By: New York Life Investment Management LLC, its Investment Manager		By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Mia Lee	By:	/s/ Mia Lee
Name: Mia Lee		Name: Mia Lee
Title: Director		Title: Director

MainStay Floating Rate Fund, a series of MainStay Funds Trust		Silvarado CLO 2006-II Limited

By: New York Life Investment Management LLC, its Investment Manager		By: New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact

By:	/s/ Mia Lee	By:	/s/ Mia Lee
Name: Mia Lee		Name: Mia Lee
Title: Director		Title: Director

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust		Flatiron CLO 2011-1 Ltd.

By: New York Life Investment Management LLC, its Investment Manager		By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Mia Lee	By:	/s/ Mia Lee
Title: Director		Title:	Director
Name: Mia Lee		Name:	Mia Lee

FlatIron CLO 2012-I Ltd.

By: New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Mia Lee
Title: Director
Name: Mia Lee

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	PIMCO Funds Global Investors Series plc; Diversified Income Duration Hedged Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

PIMCO Funds Global Investors Series plc; Diversified Income Duration Hedged Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Mayport CLO Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

Mayport CLO Ltd.

By: Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Fairway Loan Funding Company

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

Fairway Loan Funding Company

By:	Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Portola CLO, Ltd.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

Portola CLO, Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: PIMCO Funds: PIMCO Credit Absolute Return Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

PIMCO Funds: PIMCO Credit Absolute Return Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	PIMCO Funds: Private Account Portfolio Series

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

PIMCO Funds: Private Account Portfolio Series:
PIMCO Senior Floating Rate Portfolio (#4051)

By:	Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	PIMCO Cayman Bank Loan Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

PIMCO Cayman Bank Loan Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: PIMCO Funds: PIMCO Income Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

PIMCO Funds: PIMCO Income Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: PIMCO Funds: PIMCO Diversified Income Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

PIMCO Funds: PIMCO Diversified Income Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: PIMCO Funds: PIMCO Total Return Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

PIMCO Funds: PIMCO Total Return Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Virginia Retirement System

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

Virginia Retirement System

By:	Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: PIMCO Funds: PIMCO Senior Floating Rate Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

PIMCO Funds: PIMCO Senior Floating Rate Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

/s/ Arthur Y.D. Ong
Name: Arthur Y.D.Ong
Title: Executive Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: PPM GRAYHAWK CLO, LTD

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	PPM GRAYHAWK CLO, LTD PPM America, Inc. as Collateral Manager

/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	PPM America, Inc., as sub-adviser

/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Cole Brook CBNA Loan Funding LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-in-Fact

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Dryden VIII – Leveraged Loan CDO 2005

By:	Prudential Investment Management, Inc., as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Paul Appleby
Name: Paul Appleby
Title: VP

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Dryden XI – Leveraged Loan CDO 2006

By:	Prudential Investment Management, Inc., as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Paul Appleby
Name: Paul Appleby
Title: VP

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Dryden XVI – Leveraged Loan CDO 2006

By:	Prudential Investment Management, Inc., as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Paul Appleby
Name: Paul Appleby
Title: VP

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Dryden XXIII Senior Loan Fund

By:	Prudential Investment Management, Inc., as Collateral Manager

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Paul Appleby
Name: Paul Appleby
Title: VP

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: Virginia College Savings Plan

By:	Prudential Investment Management, Inc., as Investment Advisor

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Paul Appleby
Name: Paul Appleby
Title: VP

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	RAYMOND JAMES BANK, N.A.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Eric Stange
Name: Eric Stange
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Seaside National Bank & Trust

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Thomas N. Grant
Name: Thomas N. Grant
Title: CCO & SVP

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: WESTBROOK CLO, LTD.

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	Shenkman Capital Management, Inc., as Investment Manager

By	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Sumitomo Mitsui Trust Bank, Limited, New York Branch

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Albert C. Tew II
Name: Albert C. Tew II
Title: Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	DOUBLE HAUL TRADING, LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	SunTrust Bank, its Manager

By	/s/ Douglas Welz
Name: Douglas Welz
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: TETON FUNDING, LLC

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By:	SunTrust Bank, its Manager

/s/ Douglas Welz
Name: Douglas Welz
Title: Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	Teachers Insurance And Annuity Association of America

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	TIAA-CREF Bond Plus Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: TIAA Stable Value Annuity

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	TIAA-CREF Short Term Bond Fund

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution:	General Electric Capital Corporation

To execute this Agreement as an Existing 2010 Lender (i.e., to approve the Amendment only; do not use this page if you are executing as an Extending Revolving Lender or an Additional Revolving Lender):

By	/s/ Rebecca A. Ford
Name: Rebecca A. Ford
Title: Duly Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO THE

TRANSDIGM INC. AMENDMENT

AND RESTATEMENT

AGREEMENT DATED AS OF

THE DATE FIRST ABOVE

WRITTEN

Name of Institution: GE CAPITAL BANK

To execute this Agreement as an Existing 2011 Lender (i.e., to approve the Amendment):

By	/s/ Dennis P. Leonard
Name: Dennis P. Leonard
Title: Duly Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

EXHIBIT A

$2,510,000,000

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 28, 2013

Among

THE FINANCIAL INSTITUTIONS PARTY HERETO,

as the Lenders,

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent,

and

TRANSDIGM INC.

and

TRANSDIGM GROUP INCORPORATED

and

The subsidiaries of TransDigm Inc. from time to time party hereto

CREDIT SUISSE SECURITIES (USA) LLC,

UBS SECURITIES LLC,

MORGAN STANLEY SENIOR FUNDING, INC.,

CITIGROUP GLOBAL MARKETS INC.,

BARCLAYS BANK PLC and

RBC CAPITAL MARKETS,

as Joint Lead Arrangers and Joint Bookrunners

UBS SECURITIES LLC,

MORGAN STANLEY SENIOR FUNDING, INC. and

CITIGROUP GLOBAL MARKETS INC.,

as Co-Syndication Agents

and

PNC CAPITAL MARKETS LLC,

BARCLAYS BANK PLC and

RBC CAPITAL MARKETS,

as Co-Documentation Agents

i

SCHEDULES:

Commitment Schedule
Schedule 1.01(a)	—	Immaterial Subsidiaries
Schedule 1.01(b)	—	Mortgaged Properties
Schedule 1.01(c)	—	Existing Letters of Credit
Schedule 1.01(d)	—	Existing Indebtedness
Schedule 1.01(e)	—	Existing Liens
Schedule 1.01(f)	—	Existing Investments
Schedule 3.05(a)	—	Properties
Schedule 3.05(f)	—	Intellectual Property
Schedule 3.15	—	Capitalization and Subsidiaries
Schedule 3.16	—	Mortgage Filing Offices
Schedule 3.17	—	Labor Disputes
Schedule 4.02(b)	—	Local Counsel
Schedule 5.12	—	Post-Closing Obligations
Schedule 6.08	—	Affiliate Agreements
Schedule 9.01	—	Borrower’s Website for Electronic Delivery

EXHIBITS:

Exhibit A—	Form of Administrative Questionnaire
Exhibit B—	Form of Assignment and Assumption
Exhibit C—	Form of Compliance Certificate
Exhibit D—	Joinder Agreement
Exhibit E—	Form of Borrowing Request
Exhibit F—	Form of Promissory Notes
Exhibit G—	Form of Restatement Date Certificate
Exhibit H—	Form of Solvency Certificate

v

AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 28, 2013 (this “Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party hereto, the Lenders (as defined in Article I) and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders hereunder (in such capacities, the “Agent”).

The Borrower, Holdings, certain Lenders and the Agent are party to (a) that certain Credit Agreement dated as of December 6, 2010, as amended by Amendment No. 1 dated as of March 25, 2011 and Amendment No. 2 dated as of October 9, 2012 (the “2010 Credit Agreement”) and (b) that certain Credit Agreement dated as of February 14, 2011, as amended by Amendment No. 1 and Incremental Term Loan Assumption Agreement dated as of February 15, 2012 and Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of October 9, 2012 (the “2011 Credit Agreement” and, together with the 2010 Credit Agreement, the “Existing Credit Agreements”). Pursuant to the Amendment and Restatement Agreement dated as of the date hereof (the “Amendment and Restatement Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower party thereto, the lenders party thereto and the Agent, and upon satisfaction of the conditions set forth therein, the Existing Credit Agreements (including all exhibits and schedules thereto) shall be amended and restated in their entirety and replaced by a single agreement in the form of this Agreement.

The Borrower has requested the Lenders to extend credit in the form of (a) Term Loans (such term and each other capitalized term used but not defined in this introductory statement having the meaning given it in Article I) on the Restatement Date in an aggregate principal amount not in excess of $2,200,000,000 and (b) Revolving Loans, Swingline Loans and Letters of Credit at any time and from time to time prior to the applicable Revolving Credit Maturity Date in an aggregate principal amount at any time outstanding not in excess of $310,000,000. The proceeds of the Term Loans are to be used solely to finance the Existing Bank Debt Refinancing and to pay the Transaction Costs. The proceeds of the Revolving Loans, Swingline Loans and Letters of Credit are to be used solely for general corporate purposes.

The Lenders are willing to extend such credit to the Borrower, and the Issuing Bank is willing to issue Letters of Credit for the account of the Borrower, in each case on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2010 Credit Agreement” has the meaning assigned to such term in the introductory statement to this Agreement.

“2011 Credit Agreement” has the meaning assigned to such term in the introductory statement to this Agreement.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Accepting Lenders” has the meaning assigned to such term in Section 2.25(a).

“Adjusted LIBO Rate” means, for any Interest Period, the rate per annum equal to the greater of (a) (x) 1.50% per annum, with respect to Revolving A Loans or (y) 0.75% per annum, with respect to Term Loans or Revolving B Loans, and (b) the rate obtained by dividing (i) the LIBO Rate for such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained against “Eurocurrency liabilities” as specified in Regulation D (including any marginal, emergency, special or supplemental reserves).

“Administrative Questionnaire” means an Administrative Questionnaire in the form of Exhibit A, or such other form as may be supplied from time to time by the Agent.

“Affected Class” has the meaning assigned to such term in Section 2.25(a).

“Affiliate” means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative of the foregoing. Notwithstanding the foregoing, no Person (other than the Borrower or any Subsidiary of the Borrower) in whom a Securitization Entity makes an Investment in connection with a Securitization Transaction shall be deemed to be an Affiliate of the Borrower or any of its Subsidiaries solely by reason of such Investment.

“Affiliate Transaction” has the meaning assigned to such term in Section 6.08.

“Agent” has the meaning assigned to such term in the preamble to this Agreement.

“Agent Fees” has the meaning assigned to such term in Section 2.11(b).

“Aggregate Revolving Credit Exposure” means the aggregate amount of the Lenders’ Revolving Credit Exposures.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) (x) 2.50% per annum, with respect to Revolving A Loans or (y) 1.75% per annum, with respect to Term Loans or Revolving B Loans, (b) the Prime Rate in effect on such day, (c) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (d) the Adjusted LIBO Rate for the applicable Loan on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in Dollars with a maturity of three months plus 1%; provided that, solely for purposes of the foregoing, the Adjusted LIBO Rate for any day shall be calculated using the LIBO Rate based on the rate per annum determined by the Agent on such day at approximately 11:00 a.m. (London time) by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Agent that has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to three months. If the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the Adjusted LIBO Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms of the definition of Federal Funds Effective Rate, the Alternate Base Rate shall be determined without regard to clause (c) or (d), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Amendment and Restatement Agreement” has the meaning assigned to such term in the introductory statement to this Agreement.

“Applicable Percentage” means, with respect to any Lender, a percentage equal to a fraction the numerator of which is the aggregate outstanding principal amount of the Loans (or, if no Loans are then outstanding, the Commitment) of such Lender and the denominator of which is the aggregate outstanding principal amount of the Loans (or, if no Loans are then outstanding, the Commitments) of all Lenders.

“Applicable Rate” means, for any day:

(a) with respect to Revolving A Loans, (i) for LIBO Rate Loans, 3.75% per annum, and (ii) for ABR Loans (including with respect to any Swingline Loan attributable thereto), 2.75% per annum;

(b) with respect to Revolving B Loans, (i) for LIBO Rate Loans, 3.00% per annum, and (ii) for ABR Loans (including with respect to any Swingline Loan attributable thereto), 2.00% per annum;

(c) with respect to Tranche B Term Loans, (i) for LIBO Rate Loans, 2.75% per annum, and (ii) for ABR Loans, 1.75% per annum;

(d) with respect to Tranche C Term Loans, (i) for LIBO Rate Loans, 3.00% per annum, and (ii) for ABR Loans, 2.00% per annum; and

(e) with respect to the Commitment Fees, (i) if the Consolidated Leverage Ratio is equal to or greater than 4.00 to 1.00, 0.50% per annum, and (ii) if the Consolidated Leverage Ratio is less than 4.00 to 1.00, 0.375% per annum.

Each change in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio of the Borrower shall be effective with respect to all Commitments outstanding on and after the date of delivery to the Agent of the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(c), respectively, indicating such change, and until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, until the Borrower shall have delivered the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(c), respectively, for the period ended June 30, 2013, the Consolidated Leverage Ratio shall be deemed to be greater than 4.00 to 1.00 for the purposes of determining the Applicable Rate. In addition, (x) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(c), respectively, or (y) at any time after the occurrence and during the continuance of an Event of Default, the Consolidated Leverage Ratio shall be deemed to be greater than 4.00 to 1.00 for the purposes of determining the Applicable Rate. In the event that any financial statement or certificate delivered pursuant to Section 5.01(a) or (b) and Section 5.01(c), respectively, is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable Rate applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Agent a corrected certificate required by Section 5.01(c) for such Applicable Period, (ii) the Applicable Rate for such Applicable Period shall be determined by reference to the Consolidated Leverage Ratio set forth in the corrected certificate and (iii) the Borrower shall immediately pay to the Agent the accrued additional Commitment Fees owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be applied by the Agent to the affected Obligations.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Asset Sale” means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value (including by way of merger, amalgamation, casualty, condemnation or otherwise) by the Borrower or any of its

Restricted Subsidiaries (including any Sale and Lease-Back Transaction) to any Person other than the Borrower or any Subsidiary Guarantor of:

(1) any Equity Interests of any Restricted Subsidiary of the Borrower, or

(2) any other property or assets of the Borrower or any Restricted Subsidiary of the Borrower; provided, however, that Asset Sales or other dispositions shall not include:

(a) a transaction or series of related transactions for which the Borrower or its Restricted Subsidiaries receive aggregate consideration of less than $5,000,000;

(b) the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

(c) the sale, lease, transfer, conveyance, disposal or replacement of inventory and obsolete or unused or no longer useful equipment in the ordinary course of business;

(d) the sale, lease, conveyance, disposition or other transfer by the Borrower or any Restricted Subsidiary of assets or property in connection with any Permitted Investment or in connection with any Restricted Payment permitted pursuant to Section 6.02;

(e) dispositions of cash or Cash Equivalents;

(f) the sale, lease, conveyance, disposition or other transfer of any Equity Interests of an Unrestricted Subsidiary;

(g) the creation of a Lien permitted under Section 6.06 (but not the sale or other disposition of the property subject to such Lien other than pursuant to the enforcement by the holder of such Lien in such property); and

(h) sales of accounts receivable and related assets (including contract rights) of the type specified in the definition of “Securitization Transaction” to a Securitization Entity for the fair market value thereof, including cash in an amount at least equal to 75% of the fair market value thereof as determined in accordance with GAAP (for the purposes of this clause (h), Purchase Money Notes shall be deemed to be cash).

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Agent, in the form of Exhibit B or any other form approved by the Agent.

“Attributable Debt” in respect of a Sale and Lease-Back Transaction means, as at the time of determination, the present value (discounted at the interest rate then borne by the Loans, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Lease-Back Transaction (including any period for which such lease has been extended); provided, however, that if such Sale and Lease-Back Transaction results in a Capitalized Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capitalized Lease Obligation”.

“Available Liquidity” means, on any date, an amount equal to the sum of (a) the aggregate Unrestricted Cash of all Loan Parties on such date, as the same would be reflected on a consolidated balance sheet prepared in accordance with GAAP as of such date, and (b) only if each of the conditions set forth in clauses (b) and (c) of Section 4.01 would be satisfied in connection with a Borrowing as of such date, the amount by which the aggregate Revolving Credit Commitments exceeds the aggregate Revolving Credit Exposures as of such date.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” means (a) with respect to a corporation, the board of directors of the corporation, (b) with respect to a partnership, the board of directors of the general partner of the partnership and (c) with respect to any other Person, the board or committee of such Person serving a similar function.

“Board Resolution” means, with respect to any Person, a duly adopted resolution of the Board of Directors of such Person or any committee thereof.

“Borrower” has the meaning assigned to such term in the preamble to this Agreement.

“Borrowing” means (a) any Loans of the same Class and Type made, converted or continued on the same date and, in the case of LIBO Rate Loans, as to which a single Interest Period is in effect or (b) a Swingline Loan.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03 and substantially in the form attached hereto as Exhibit E, or such other form approved by the Agent.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that, when used in connection with a LIBO Rate Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” means, for any period, the aggregate of (a) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment reflected in the consolidated balance sheet of the Borrower and the Restricted Subsidiaries and (b) the value of all assets under Capitalized Lease Obligations incurred by the Borrower and its Restricted Subsidiaries during such period; provided that the term “Capital Expenditures” shall not include:

(i) expenditures made in connection with the replacement, substitution, restoration or repair of assets to the extent financed with (x) insurance proceeds paid on account of the loss of or damage to the assets being replaced, restored or repaired or (y) awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced,

(ii) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time,

(iii) the purchase of plant, property or equipment to the extent financed with the proceeds of Asset Sales that are not applied to prepay Term Loans or term loans under any Specified Secured Indebtedness, and that are reinvested, in accordance with Section 2.10,

(iv) expenditures that constitute Consolidated Lease Expense,

(v) expenditures that are accounted for as capital expenditures by the Borrower or any Restricted Subsidiary and that actually are paid for by a Person other than the Borrower or any Restricted Subsidiary and for which neither the Borrower nor any Restricted Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such Person or any other Person (whether before, during or after such period),

(vi) the book value of any asset owned by the Borrower or any Restricted Subsidiary prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such Person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period; provided that (x) any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period in which such expenditure actually is made and (y) such book value shall have been included in Capital Expenditures when such asset was originally acquired, or

(vii) expenditures that constitute acquisitions of Persons or business units permitted hereunder.

“Capital Stock” means:

(1) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock and Preferred Stock, of such Person and

(2) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

“Capitalized Lease Obligation” means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

“Cash Equivalents” means:

(1) marketable direct obligations issued by or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;

(2) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the three highest ratings obtainable from either S&P or Moody’s;

(3) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s;

(4) certificates of deposit or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank or by a bank organized under the laws of any foreign country recognized by the United States of America, in each case having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000 (or the foreign currency equivalent thereof);

(5) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (1) above entered into with any bank meeting the qualifications specified in clause (4) above; and

(6) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (1) through (5) above.

“Change of Control” means the occurrence of one or more of the following events:

(1) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Borrower or Holdings to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a “Group”);

(2) the approval by the holders of Capital Stock of the Borrower of any plan or proposal for the liquidation or dissolution of the Borrower (whether or not otherwise in compliance with the provisions of this Agreement);

(3) any Person or Group shall become the beneficial owner, directly or indirectly, of shares representing more than 35% of the total ordinary voting power represented by the issued and outstanding Capital Stock of Holdings;

(4) the first day on which a majority of the members of the Board of Directors of Holdings are not Continuing Directors;

(5) Holdings shall beneficially own and control less than 100% on a fully diluted basis of the economic interest and voting power represented by the issued and outstanding Equity Interests of the Borrower; or

(6) any “change of control” (or similar event, however denominated) shall occur under the Senior Subordinated Notes Indentures.

“Change in Law” means (a) the adoption of any law, rule or regulation after the Closing Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date (other than any such request, guideline or directive to comply with any law, rule or regulation that was in effect on the Closing Date).

“Class” (a) when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving A Loans, Revolving B Loans, Tranche B Term Loans, Tranche C Term Loans, Other Revolving Loans, Other Term Loans or Swingline Loans, and (b) when used in reference to any Commitment, refers to whether such Commitment is a Revolving A Credit Commitment, a Revolving B Credit Commitment, a Tranche B Term Loan Commitment, a Tranche C Term Loan Commitment, an Incremental Revolving Credit Commitment, an Incremental Term Loan Commitment, an L/C Commitment or a Swingline Commitment.

“Closing Date” means December 6, 2010.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all property of a Person subject to a Lien under the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a Lien in favor of Agent, on behalf of itself and for the ratable benefit of the Secured Parties as security for payment of the Obligations; provided, however, that Collateral shall not at any time include any Margin Stock or leased real property or any assets transferred to a Securitization Entity in connection with a Securitization Transaction.

“Collateral Documents” means, collectively, the Guarantee and Collateral Agreement, the Mortgages, the Control Agreements, the Intellectual Property Security Agreements and any other documents granting a Lien upon the Collateral in favor of the Agent for the ratable benefit of the Secured Parties as security for payment of the Obligations.

“Commitment” means (a) with respect to any Lender, such Lender’s Revolving A Credit Commitment, Revolving B Credit Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment and Swingline Commitment as set forth in the Commitment Schedule or in the most recent Assignment and Assumption executed by such Lender, as applicable, as such commitment may be (i) reduced from time to time pursuant to Section 2.06, (ii) increased from time to time pursuant to Section 2.24 and (iii) reduced or increased from time to time pursuant to Section 2.27 or pursuant to assignments by or to such Lender pursuant to Section 9.04 and (b) as to all Lenders, the aggregate commitment of all Lenders to make Loans, which aggregate commitment shall be $2,510,000,000 on the Restatement Date.

“Commitment Fee” has the meaning assigned to such term in Section 2.11(a).

“Commitment Schedule” means the Schedule attached hereto identified as such.

“Common Stock” of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person’s common stock, whether outstanding on the Closing Date or issued after the Closing Date, and includes, without limitation, all series and classes of such common stock.

“Consolidated EBITDA” means, with respect to any Person, for any period, the sum (without duplication) of such Person’s:

(1) Consolidated Net Income; and

(2) to the extent Consolidated Net Income has been reduced thereby:

(a) all income Taxes and foreign withholding Taxes and Taxes based on capital and commercial activity (or similar Taxes) of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period;

(b) consolidated interest expense;

(c) Consolidated Non-cash Charges less any non-cash items increasing Consolidated Net Income for such period (other than normal accruals in the ordinary course of business), all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in accordance with GAAP;

(d) restructuring costs, facilities relocation costs and acquisition integration costs and fees, including cash severance payments made in connection with acquisitions;

(e) any expenses or charges related to any Permitted Investment, offering of Equity Interests, acquisition, disposition, recapitalization or the incurrence of Indebtedness permitted hereunder including a refinancing thereof (whether or not successful) and any amendment or modification to the terms of any such transactions, including such fees, expenses or charges related to the Transactions;

(f) any write offs, write downs or other non-cash charges, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period and the write off or write down of current assets;

(g) the amount of any expense related to minority interests;

(h) the amount of any earn out payments or deferred purchase price in conjunction with acquisitions;

(i) any costs or expenses incurred by the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or stockholders agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of issuance of Qualified Capital Stock of the Borrower (other than Qualified Capital Stock that is Preferred Stock);

(j) any Dividend Equivalent Payments; and

(k) solely for the purpose of computations under Section 6.14, a charge in any one period not to exceed $10,000,000 resulting from repurchases of inventory from distributors during such period; and

(3) decreased by (without duplication) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any gains that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period (other than such cash charges that have been added back to Consolidated Net Income in calculating Consolidated EBITDA in accordance with this definition).

“Consolidated Lease Expense” means for any period, all rental expenses of the Borrower and its Restricted Subsidiaries during such period under operating leases for real or personal property (including in connection with Sale and Lease-Back Transactions permitted hereunder), excluding real estate Taxes, insurance costs and common area maintenance charges and net of sublease income, other than (a) obligations under vehicle leases entered into in the ordinary course of business, (b) all such rental expenses associated with assets acquired pursuant to an acquisition of a Person or business unit to the extent such rental expenses relate to operating leases in effect at the time of (and immediately prior to) such acquisition and related to periods prior to such acquisition and (c) all Capitalized Lease Obligations, all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Leverage Ratio”, as of any date of determination, means the ratio of (a) Consolidated Total Indebtedness of the Borrower as of such date to (b) the Consolidated EBITDA of the Borrower for the period of the most recently ended four full consecutive fiscal quarters for which internal financial statements are available on or immediately preceding such date. In any period of four consecutive fiscal quarters in which any Permitted Acquisition or Asset Sale occurs, the Consolidated Leverage Ratio shall be determined on a pro forma basis in accordance with Section 1.07.

“Consolidated Net Income” means, for any period, the aggregate net income (or loss) of the Borrower and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP and without any deduction in respect of Preferred Stock dividends; provided that there shall be excluded therefrom to the extent otherwise included, without duplication:

(1) gains and losses from Asset Sales (without regard to the $5,000,000 limitation set forth in the definition thereof) and the related tax effects according to GAAP;

(2) gains and losses due solely to (x) fluctuations in currency values and the related tax effects according to GAAP or (y) the early extinguishment of Indebtedness;

(3) all extraordinary, unusual or non-recurring charges, gains and losses (including, without limitation, all restructuring costs, facilities relocation costs, acquisition integration costs and fees, including cash severance payments made in connection with acquisitions, and any expense or charge related to the repurchase of Equity Interests), and the related tax effects according to GAAP;

(4) the net income (or loss) from disposed or discontinued operations or any net gains or losses on disposal of disposed or discontinued operations, and the related tax effects according to GAAP;

(5) any impairment charge or asset write-off (other than the write-off or write-down of current assets), in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP;

(6) the net income (or loss) of any Person acquired in a pooling of interests transaction accrued prior to the date it becomes a Restricted Subsidiary of the Borrower or is merged or consolidated with or into the Borrower or any Restricted Subsidiary of the Borrower;

(7) the net income (but not loss) of any Restricted Subsidiary of the Borrower (other than a Guarantor) to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of the Borrower of that income is not at the date of determination wholly permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the Borrower will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the Borrower or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein;

(8) the net loss of any Person, other than a Restricted Subsidiary of the Borrower;

(9) the net income of any Person, other than a Restricted Subsidiary of the Borrower, except to the extent of cash dividends or distributions paid to the Borrower or a Restricted Subsidiary of the Borrower by such Person;

(10) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person’s assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets;

(11) any non-cash compensation charges and deferred compensation charges, including any arising from existing stock options resulting from any merger or recapitalization transaction; provided, however, that Consolidated Net Income for any period shall be reduced by any cash payments made during such period by such Person in connection with any such deferred compensation, whether or not such reduction is in accordance with GAAP; and

(12) inventory and backlog purchase accounting adjustments and amortization and impairment charges resulting from other purchase accounting adjustments with respect to acquisition transactions.

“Consolidated Net Leverage Ratio”, as of any date of determination, means the ratio of (a) Consolidated Total Indebtedness of the Borrower minus the Unrestricted Cash as of such date to (b) the Consolidated EBITDA of the Borrower for the period of the most recently ended four full consecutive fiscal quarters for which internal financial statements are available on or immediately preceding such date; provided, however, that, solely for purposes of this definition, cash and Cash Equivalents shall not constitute Unrestricted Cash except to the extent they are held in one or more accounts subject to a Control Agreement. In any period of four consecutive fiscal quarters in which any Permitted Acquisition or Asset Sale occurs, the Consolidated Net Leverage Ratio shall be determined on a pro forma basis in accordance with Section 1.07.

“Consolidated Non-cash Charges” means, with respect to any Person, for any period, the aggregate depreciation, amortization and other non-cash charges, impairments and expenses of such Person and its Restricted Subsidiaries reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges that require an accrual of or a reserve for cash payments for any future period other than accruals or reserves associated with mandatory repurchases of equity securities). For clarification purposes, purchase accounting adjustments with respect to inventory and backlog will be included in Consolidated Non-cash Charges.

“Consolidated Secured Debt” means, as at any date of determination, the Consolidated Total Indebtedness of the Borrower and the Restricted Subsidiaries that is secured by Liens on assets or property of Holdings, the Borrower and the Restricted Subsidiaries as of such date.

“Consolidated Secured Debt Ratio” as of any date of determination means the ratio of (a) Consolidated Secured Debt as of such date to (b) the Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the period of the most recently ended consecutive four full fiscal quarters for which internal financial statements are available on or immediately preceding such date. In any period of four consecutive fiscal quarters in which any Permitted Acquisition or Asset Sale occurs, the Consolidated Secured Debt Ratio shall be determined on a pro forma basis in accordance with Section 1.07.

“Consolidated Total Indebtedness” means, as at any date of determination, an amount equal to the sum of (a) the aggregate principal amount of all outstanding Indebtedness of the Borrower and the Restricted Subsidiaries on a consolidated basis consisting of Indebtedness for borrowed money, obligations in respect of Capitalized Lease Obligations, Attributable Debt in respect of Sale and Lease-Back Transactions and debt obligations evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (and excluding (i) any undrawn letters of credit issued in the ordinary course of business and (ii) Indebtedness of Securitization Entities incurred under clause (18) of the definition of the term “Permitted Indebtedness”), (b) the aggregate amount of all outstanding Disqualified Capital Stock of the Borrower and all Disqualified Capital Stock and Preferred Stock of the Restricted Subsidiaries (excluding items eliminated in consolidation), with the amount of such Disqualified Capital Stock and Preferred Stock equal to the greater of their respective voluntary or involuntary liquidation preferences and Maximum Fixed Repurchase Prices, (c) guarantees and other contingent obligations of the Borrower and the Restricted Subsidiaries (excluding items eliminated in consolidation and only to the extent related to Indebtedness that would constitute “Consolidated Total Indebtedness” under clause (a) or (b)), with the amount of such guarantees or other contingent obligations deemed to be an amount equal to the maximum stated amount of the guarantee or contingent obligation or, if none, the stated or determinable amount of the primary Indebtedness in respect of which such guarantee or contingent obligation is made or, if there is no stated or determinable amount of the primary Indebtedness, the maximum reasonably anticipated liability in respect thereof (assuming the Borrower or such Restricted Subsidiary, as applicable, is required to perform thereunder) as determined by the Borrower in good faith and (d) Indebtedness that would constitute “Consolidated Total Indebtedness” under clause (a) or (b) which are secured by any Lien on any property or asset of the Borrower or any of the Restricted Subsidiaries (excluding items eliminated in consolidation), with the amount of such obligation being deemed to be the lesser of the fair market value of such property or asset and the amount of the obligation so secured, in each case determined on a consolidated basis in accordance with GAAP. For purposes of this definition, the “Maximum Fixed Repurchase Price” of any Disqualified Capital Stock or Preferred Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock or Preferred Stock as if such Disqualified Capital Stock or Preferred Stock were purchased on any date on which Consolidated Total Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock or Preferred Stock, such fair market value shall be determined reasonably and in good faith by the Borrower.

“Consolidated Working Capital” means, at any date, the excess of (a) the sum of all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries at such date over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) the current portion of interest and (iii) the current portion of current and deferred income Taxes.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Borrower or Holdings who:

(1) was a member of such Board of Directors on the Restatement Date; or

(2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

“Control Agreement” has the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Credit Event” has the meaning assigned to such term in Section 4.01.

“Currency Agreement” means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Borrower or any Restricted Subsidiary of the Borrower against fluctuations in currency values.

“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

“Defaulting Lender” means any Lender that (a) defaults in its obligation to extend credit required to be extended by it hereunder and such default continues for three Business Days, (b) has notified the Agent or any Loan Party in writing that it does not intend to satisfy any such obligations or has made a public statement with respect to any such obligations hereunder or generally with respect to all agreements in which it commits to extend credit or (c) has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian, administrator, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a direct or indirect parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian administrator, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that if a Lender would be a “Defaulting Lender” solely by reason of events relating to a direct or indirect parent company of such Lender or solely because a Governmental Authority has been appointed as receiver, conservator, trustee or custodian for such Lender, such Lender shall not be a “Defaulting Lender” unless such Lender fails to confirm in writing, upon request by the Agent or the Borrower, that it will continue to comply with its obligations to make Loans required to be made by it hereunder.

“Derivative Transaction” means (a) an interest-rate derivative transaction, including an interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar, and floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) an exchange-rate derivative transaction, including a cross-currency interest-rate swap, a forward foreign-exchange contract, a currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks, (c) an equity derivative transaction, including an equity-linked swap, an equity-linked option, a forward equity-linked contract, and any other instrument linked to equities that gives rise to similar credit risk and (d) a commodity (including precious metal) derivative transaction, including a commodity-linked swap, a commodity-linked option, a forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or its subsidiaries shall be a Derivative Transaction.

“Disqualified Capital Stock” means with respect to any Person, any Capital Stock, which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

(a) matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Capital Stock) pursuant to a sinking fund obligation or otherwise;

(b) is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Capital Stock; or

(c) is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part;

in each case on or prior to the date that is 91 days after the Term Loan Maturity Date; provided, however, that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an “asset sale”, “casualty event”, “fundamental change” or “change of control” occurring prior to the Term Loan Maturity Date shall not constitute Disqualified Capital Stock if:

(1) the “asset sale”, “casualty event”, “fundamental change” or “change of control” provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Senior Subordinated Notes as in effect on the Restatement Date; and

(2) any such requirement only becomes operative after compliance with the terms applicable under this Agreement, including the prepayment of Term Loans pursuant hereto.

The amount of any Disqualified Capital Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant to this Agreement; provided, however, that if such Disqualified Capital Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Capital Stock as reflected in the most recent internal financial statements of such Person.

“Dividend Equivalent Payment” means a payment in cash or Cash Equivalents to any director, officer or employee of Holdings or any of its Subsidiaries that is a holder of unexercised warrants, options or other rights to acquire Qualified Capital Stock (other than Qualified Capital Stock that is Preferred Stock) of Holdings, which payment represents a dividend or distribution by Holdings that such holder would have received had such holder’s warrants, options or other rights to acquire been exercised on the date of such dividend or distribution.

“Dollars” or “$” refers to lawful money of the United States of America.

“Domestic Restricted Subsidiary” means any direct or indirect Restricted Subsidiary of the Borrower that is incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Domestic Subsidiary” means, with respect to any Person, any Restricted Subsidiary of such Person other than (a) a Foreign Subsidiary or (b) any Domestic Subsidiary of a Foreign Subsidiary, but, in each case, including any subsidiary that guarantees or otherwise provides direct credit support for any Indebtedness of the Borrower.

“Eligible Assignee” means (i) a Lender, (ii) a commercial bank, insurance company, or company engaged in making commercial loans or a commercial finance company, which Person, together with its Affiliates, has a combined capital and surplus in excess of $100,000,000, (iii) any Affiliate of a Lender under common control with such Lender, (iv) an Approved Fund of a Lender or (v) any other entity (but not any natural person) that is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) that extends credit or invests in bank loans as one of its businesses; provided that in any event, “Eligible Assignee” shall not include (w) any natural person, (x) Holdings or the Borrower or any Affiliate (which for this purpose shall not include the Agent or any of its branches or Affiliates engaged in the business of making commercial loans) thereof, (y) any Defaulting Lender or (z) any “creditor”, as defined in Regulation T, or “foreign branch of a broker-dealer”, within the meaning of Regulation X.

“Engagement Letter” means that certain engagement letter dated February 7, 2013, among Holdings, Credit Suisse Securities (USA) LLC and UBS Securities LLC.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to climate change and/or greenhouse gas emissions, the environment, preservation or reclamation of natural resources, the management, disposal, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) a failure by any Plan to meet the minimum funding standards within the meaning of Section 412 of the Code or Section 302 of ERISA, in each case, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice of an intent to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excess Cash Flow” means, for any fiscal year of the Borrower, an amount equal to the excess of:

(a) the sum, without duplication, of:

(i) Consolidated Net Income for such period,

(ii) an amount equal to the amount of all non-cash charges to the extent deducted in arriving at such Consolidated Net Income,

(iii) decreases in Consolidated Working Capital and long-term account receivables for such period (other than any such decreases arising from acquisitions by the Borrower and its Restricted Subsidiaries completed during such period), and

(iv) an amount equal to the aggregate net non-cash loss on the sale, lease, transfer or other disposition of assets by the Borrower and its Restricted Subsidiaries during such period (other than sales in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income; over

(b) the sum, without duplication, of:

(i) an amount equal to the amount of all non-cash gains or credits included in arriving at such Consolidated Net Income and cash charges included in clauses (1) through (12) of the definition of Consolidated Net Income,

(ii) without duplication of amounts deducted pursuant to clause (xi) below in prior periods, the amount of Capital Expenditures made in cash during such period, except to the extent that such Capital Expenditures were financed with the proceeds of Indebtedness of the Borrower or its Restricted Subsidiaries or of the issuance or sale of Equity Interests of Holdings,

(iii) the aggregate amount of all principal payments of Indebtedness of the Borrower and its Restricted Subsidiaries (including (x) the principal component of payments in respect of Capitalized Lease Obligations and (y) all scheduled payments of Loans pursuant to Section 2.08 but excluding any mandatory prepayment of Loans pursuant to Section 2.10, any prepayment of Loans pursuant to Section 2.09(e) and any Voluntary Prepayments) made during such period (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), except to the extent financed with the proceeds of other Indebtedness of the Borrower or its Restricted Subsidiaries,

(iv) an amount equal to the aggregate net non-cash gain on the sale, lease, transfer or other disposition of assets by the Borrower and its Restricted Subsidiaries during such period (other than sales in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income,

(v) increases in Consolidated Working Capital and long-term account receivables for such period (other than any such increases arising from acquisitions of a Person or business unit by the Borrower and its Restricted Subsidiaries during such period),

(vi) cash payments by the Borrower and its Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and its Restricted Subsidiaries other than Indebtedness,

(vii) without duplication of amounts deducted pursuant to clause (xi) below in prior periods, the amount of Investments and acquisitions made during such period to the extent permitted under Section 6.16, to the extent that such Investments and acquisitions were financed with internally generated cash flow of the Borrower and its Restricted Subsidiaries,

(viii) payments made in respect of the minority Equity Interests of third parties in any non-wholly owned Restricted Subsidiary in such period, including pursuant to dividends declared or paid on Equity Interests held by third parties in respect of such non-wholly-owned Restricted Subsidiary,

(ix) the aggregate amount of expenditures actually made by the Borrower and the Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period,

(x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and the Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness,

(xi) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower or any of its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to acquisitions or Capital Expenditures to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that to the extent the aggregate amount of internally generated cash actually utilized to finance such acquisitions or Capital Expenditures during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,

(xii) the amount of cash Taxes paid in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period and the amount of any Taxes paid for the benefit of Holdings pursuant to any tax sharing agreement, and

(xiii) earnout payments and deferred purchase price payments made in cash during such fiscal year to the extent added back to Consolidated EBITDA.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Excluded Taxes” means, with respect to the Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any other Loan Party hereunder, (a) income or franchise Taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such recipient is located, (c) in the case of a Lender, any Taxes attributable to such Lender’s failure to comply with Section 2.16(f), (d) except in the case of an assignee pursuant to a request by the Borrower under Section 2.18(b), any U.S. Federal withholding Tax that is imposed on amounts payable to such recipient at the time such recipient becomes a party to this Agreement (or designates a new lending office), except to the extent that such recipient (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower or any other Loan Party with respect to such withholding Tax pursuant to Section 2.16(a) and (e) any U.S. Federal withholding Taxes imposed by FATCA.

“Existing Bank Debt Refinancing” means the repayment in full of all amounts due or outstanding under, and the termination of, the Existing Term Loan Agreement.

“Existing Credit Agreements” has the meaning assigned to such term in the introductory statement to this Agreement.

“Existing Letters of Credit” means the letters of credit outstanding as of the Restatement Date that are issued under the 2010 Credit Agreement and set forth on Schedule 1.01(c).

“Existing Loan Documents” means the Existing Credit Agreements and the other “Loan Documents” (as defined therein).

“Existing Mortgages” means each of the mortgages, deeds of trust or other agreements in effect immediately prior to the Restatement Date made pursuant to the Existing Loan Documents by any Loan Party in favor of the Agent.

“Existing Term Loan Agreement” means the Credit Agreement dated as of February 14, 2011, as amended by Amendment No. 1 and Incremental Term Loan Assumption Agreement dated as of February 15, 2012 and Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of October 9, 2012, among the

Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent.

“fair market value” means, with respect to any asset or property, the price which could be negotiated in an arm’s-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Borrower acting reasonably and in good faith.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Restatement Date, and any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

“Fees” means the Commitment Fees, the Agent Fees, the L/C Participation Fees and the Issuing Bank Fees.

“Financial Covenant Event of Default” has the meaning assigned to such term in Article VII.

“Financial Officer” means the chief financial officer, treasurer or controller of the Borrower.

“Foreign Lender” means a Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Foreign Restricted Subsidiary” means any Restricted Subsidiary of the Borrower that is not a Domestic Restricted Subsidiary.

“Foreign Subsidiary” means, with respect to any Person, any Restricted Subsidiary of such Person that is not organized or existing under the laws of the United States of America, any state thereof, the District of Columbia, or any territory thereof.

“Funded Debt” means all Indebtedness of the Borrower and its Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, (a) except as otherwise expressly provided in this Agreement, as in effect as of the Restatement Date, (b) with respect to all financial statements and reports required to be delivered under the Loan Documents, as in effect from time to time, and (c) solely with respect to computations of the financial covenant contained in Section 6.14 and the computation of the Consolidated Leverage Ratio, Consolidated Net Leverage Ratio and Consolidated Secured Debt Ratio as in effect from time to time but subject to the proviso in Section 1.05.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning assigned to such term in Section 9.04(e).

“Ground Transportation Assets” means assets related to the AmSafe ground transportation business including the Equity Interests of and property or assets held by (including any Equity Interests held by) AmSafe Commercial Products, Inc., AmSafe Commercial Products (Kunshan) Co. Ltd., Kunshan AmSafe Commercial Products, Co. Ltd. and the AmSafe Commercial Products division of AmSafe Bridport Ltd. and each of their successors.

“guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations, and, when used as a verb, shall have a corresponding meaning.

“Guarantee” means:

(1) the guarantee of the Obligations by Holdings and the Domestic Restricted Subsidiaries of the Borrower in accordance with the terms of the Loan Documents; and

(2) the guarantee of the Obligations by any Restricted Subsidiary required under the terms of Section 6.09.

“Guarantee and Collateral Agreement” means the Guarantee and Collateral Agreement dated as of June 23, 2006, as amended and restated as of December 6, 2010, as of February 14, 2011 and as of the Restatement Date, among the Loan Parties,

Credit Suisse AG, as collateral agent for the benefit of the Agent and the other Secured Parties, and as administrative agent hereunder.

“Guarantor” means each of Holdings and the Subsidiary Guarantors.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Agreement” means any agreement with respect to any Derivative Transaction.

“Hedging Agreement” means any agreement with respect to the hedging of price risk associated with the purchase of commodities used in the business of the Borrower and its Restricted Subsidiaries, so long as any such agreement has been entered into in the ordinary course of business and not for purposes of speculation.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements and other agreements or arrangements, in each case designed to protect such Person against fluctuations in currency exchange, interest rates or commodity prices.

“Historical Financial Statements” has the meaning assigned to such term in Section 3.04(a).

“Holdings” has the meaning assigned to such term in the preamble to this Agreement.

“Immaterial Subsidiary” means, at any date of determination, any Restricted Subsidiary designated as such in writing by the Borrower that (i) contributed 2.5% or less of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the period of four fiscal quarters most recently ended more than forty-five (45) days prior to the date of determination and (ii) had consolidated assets representing 2.5% or less of Total Assets on the last day of the most recent fiscal quarter ended more than forty-five (45) days prior to the date of determination. The Immaterial Subsidiaries as of the Restatement Date are listed on Schedule 1.01(a).

“Incremental Revolving Credit Amount” means, at any time, the excess, if any, of (a) $500,000,000 over (b) the aggregate amount of all Incremental Revolving Credit Commitments and Incremental Term Loan Commitments established prior to such time pursuant to Section 2.24.

“Incremental Revolving Credit Assumption Agreement” means an Incremental Revolving Credit Assumption Agreement in form and substance reasonably satisfactory to the Agent, among the Borrower, the Agent and one or more Incremental Revolving Credit Lenders.

“Incremental Revolving Credit Commitment” means the commitment of any Lender, established pursuant to Section 2.24, to make Incremental Revolving Loans to the Borrower.

“Incremental Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Incremental Revolving Loans of such Lender.

“Incremental Revolving Credit Lender” means a Lender with an Incremental Revolving Credit Commitment or an outstanding Incremental Revolving Credit Loan.

“Incremental Revolving Credit Maturity Date” means the final maturity date of any Incremental Revolving Loan, as set forth in the applicable Incremental Revolving Credit Assumption Agreement.

“Incremental Revolving Loans” means Revolving Loans made by one or more Lenders to the Borrower pursuant to Section 2.01(b). Incremental Revolving Loans may be made in the form of additional Revolving Loans or, to the extent permitted by Section 2.24 and provided for in the relevant Incremental Revolving Credit Assumption Agreement, Other Revolving Loans.

“Incremental Term Lender” means a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Amount” means, at any time, the excess, if any, of (a) $500,000,000 over (b) the aggregate amount of all Incremental Revolving Credit Commitments and Incremental Term Loan Commitments established prior to such time pursuant to Section 2.24.

“Incremental Term Loan Assumption Agreement” means an Incremental Term Loan Assumption Agreement in form and substance reasonably satisfactory to the Agent, among the Borrower, the Agent and one or more Incremental Term Lenders.

“Incremental Term Loan Commitment” means the commitment of any Lender, established pursuant to Section 2.24, to make Incremental Term Loans to the Borrower.

“Incremental Term Loan Maturity Date” means the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

“Incremental Term Loan Repayment Date” means the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

“Incremental Term Loans” means Term Loans made by one or more Lenders to the Borrower pursuant to Section 2.01(c). Incremental Term Loans may be made in the form of additional Term Loans or, to the extent permitted by Section 2.24 and provided for in the relevant Incremental Term Loan Assumption Agreement, Other Term Loans.

“incur” has the meaning set forth in Section 6.01.

“Indebtedness” means with respect to any Person, without duplication:

(1) all obligations of such Person for borrowed money;

(2) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

(3) all Capitalized Lease Obligations of such Person;

(4) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business);

(5) all obligations for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction;

(6) guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (1) through (5) above and clauses (8) and (9) below;

(7) all obligations of any other Person of the type referred to in clauses (1) through (6) which are secured by any Lien on any property or asset of such Person, the amount of such obligation being deemed to be the lesser of the fair market value of such property or asset and the amount of the obligation so secured;

(8) all obligations under interest swap agreements and other Hedge Agreements of such Person;

(9) all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any; and

(10) all obligations in respect of Securitization Transactions.

Notwithstanding the foregoing, in connection with the purchase by the Borrower or any Restricted Subsidiary of any business, the term “Indebtedness” will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 60 days thereafter. For clarification purposes, the liability of the Borrower or any Restricted Subsidiary to make periodic payments to licensors in consideration for the license of patents and technical information under license agreements in existence on the Restatement Date and any amount payable in respect of a settlement of disputes with respect to such payments thereunder shall not constitute Indebtedness.

For purposes hereof, the “maximum fixed repurchase price” of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock. For the purposes of calculating the amount of Indebtedness of a Securitization Entity outstanding as of any date, the face or notional amount of any interest in receivables and related assets that is outstanding as of such date shall be deemed to be Indebtedness in a principal amount equal to such amount, but any such interests held by Affiliates of such Securitization Entity, including any Purchase Money Note, shall be excluded for purposes of such calculation.

“Indemnified Taxes” means Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document.

“Information” has the meaning set forth in Section 3.11(a).

“Intellectual Property” has the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Intellectual Property Security Agreements” means each intellectual property security agreement executed and delivered by the applicable Loan Parties granting a security interest in the Intellectual Property of such Loan Parties to the Agent.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05.

“Interest Payment Date” means (a) with respect to any ABR Loan (including a Swingline Loan), the last Business Day of each March, June, September and December and the Maturity Date and (b) with respect to any LIBO Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a LIBO Rate Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period (or if such day is not a Business Day, the next succeeding Business Day unless such next succeeding Business

Day would fall in the next calendar month, in which case, the next preceding Business Day).

“Interest Period” means with respect to any LIBO Rate Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, to the extent agreed to by each relevant Lender, nine or twelve months) thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Swap Obligations” means the obligations of any Person pursuant to any arrangement with any other Person, whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

“Investments” means, with respect to any Person, any direct or indirect loan or other extension of credit (including, without limitation, a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Equity Interests, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any Person. “Investment” shall exclude extensions of trade credit by the Borrower and its Restricted Subsidiaries in accordance with normal trade practices of the Borrower or such Restricted Subsidiary, as the case may be. Except as otherwise provided herein, the amount of an Investment shall be (i) the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, minus (ii) the amount of dividends or distributions received in connection with such Investment and any return of capital or repayment of principal received in respect of such Investment that, in each case, is received in cash or Cash Equivalents.

“Issuing Bank” means, as the context may require, (a) except as provided in the last sentence of Section 2.23(a), Credit Suisse AG, acting through any of its Affiliates, in its capacity as the issuer of Letters of Credit hereunder, and (b) any other Lender that may become an Issuing Bank pursuant to Section 2.23(i) or 2.23(k), with respect to Letters of Credit issued by such Lender. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the

Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Issuing Bank Fees” has the meaning assigned to such term in Section 2.11(c).

“Joinder Agreement” has the meaning assigned to such term in Section 5.11.

“Joint Lead Arrangers” means Credit Suisse Securities (USA) LLC, UBS Securities LLC, Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., Barclays Bank PLC and RBC Capital Markets.1

“L/C Commitment” means the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.23.

“L/C Disbursement” means a payment or disbursement made by the Issuing Bank pursuant to a Letter of Credit.

“L/C Exposure” means at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate principal amount of all L/C Disbursements that have not yet been reimbursed at such time. Prior to the Revolving A Credit Maturity Date, the outstanding L/C Exposure shall be allocated ratably between the Revolving A Credit Commitments and the Revolving B Credit Commitments and, thereafter, shall be allocated entirely to the Revolving B Credit Commitments. The L/C Exposure of any Revolving Credit Lender at any time shall equal its Revolving A Pro Rata Percentage or Revolving B Pro Rata Percentage, as the case may be, of the aggregate L/C Exposure at such time allocated to the applicable Class of Revolving Credit Commitments.

“L/C Participation Fee” has the meaning assigned to such term in Section 2.11(c).

“Lender Presentation” means the Presentation to Public Lenders dated February 8, 2013, relating to the Borrower and the Transactions.

“Lenders” means the Persons listed on the Commitment Schedule and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, an Incremental Term Loan Assumption Agreement, an Incremental Revolving Credit Assumption Agreement or a Refinancing Facility Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context clearly indicates otherwise, the term “Lenders” shall include the Swingline Lender.

[1]	RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

“Letter of Credit” means any letter of credit or bank guarantee issued or deemed issued pursuant to Section 2.23.

“LIBO Rate” means, with respect to any Interest Period, the rate per annum determined by the Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Agent that has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum determined by the Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period.

“Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

“Loan Documents” means this Agreement, the Amendment and Restatement Agreement, any Incremental Revolving Credit Assumption Agreement, any Incremental Term Loan Assumption Agreement, any Refinancing Facility Agreement, any promissory notes issued pursuant to this Agreement and the Collateral Documents. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto.

“Loan Modification Agreement” means a Loan Modification Agreement in form and substance reasonably satisfactory to the Agent and the Borrower, among the Borrower, the other Loan Parties, one or more Accepting Lenders and the Agent.

“Loan Modification Offer” has the meaning assigned to such term in Section 2.25(a).

“Loan Parties” means Holdings, the Borrower, each Domestic Subsidiary (other than (i) subject to compliance with Section 5.11, any Domestic Subsidiary that is an Immaterial Subsidiary and (ii) any Unrestricted Subsidiary), and any other Person who becomes a party to this Agreement as a Loan Party pursuant to a Joinder Agreement or becomes a party to the Guarantee and Collateral Agreement as a guarantor and/or grantor thereunder, and their respective successors and assigns.

“Loans” means the Revolving Loans, the Term Loans, the Swingline Loans and the loans made to the Borrower pursuant to any Refinancing Facility Agreement.

“Margin Stock” has the meaning assigned to such term in Regulation U.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, liabilities, results of operations or condition (financial or otherwise) of the Borrower and the Subsidiaries taken as a whole, (b) the ability of the Borrower and the other Loan Parties (taken as a whole) to perform their obligations under the Loan Documents or (c) the rights of, or remedies available to, the Agent or the Lenders under, the Loan Documents.

“Material Indebtedness” means Indebtedness (other than the Loans) for borrowed money (including notes, bonds and other similar instruments) of any one or more of Holdings, the Borrower and its Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes hereof, the “principal amount” of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Securitization Transaction at any time shall be the aggregate principal or stated amount of the Indebtedness or other securities referred to in the last paragraph of the definition of the term “Indebtedness”.

“Maturity Date” means the Term Loan Maturity Date, the Revolving Credit Maturity Date, the Incremental Term Loan Maturity Date or the Incremental Revolving Credit Maturity Date, as applicable.

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

“Mortgaged Properties” means, initially, the owned real properties of the Loan Parties specified on Schedule 1.01(b), and shall include each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.11.

“Mortgages” means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Agent, for the benefit of the Agent and the ratable benefit of the Secured Parties, on real property of a Loan Party, including any amendment, modification or supplement thereto (including Existing Mortgages, as amended, modified and supplemented after the Restatement Date).

“Multiemployer Plan” means a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA.

“Net Cash Proceeds” means:

(a) with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by the Borrower or any of its Restricted Subsidiaries from such Asset Sale net of:

(1) reasonable out-of-pocket expenses and fees relating to such Asset Sale or collecting the proceeds thereof (including, without limitation, legal, accounting and investment banking fees and sales commissions and title and recording tax expenses);

(2) all Federal, state, provincial, foreign and local Taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Sale;

(3) appropriate amounts to be provided by the Borrower or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Borrower or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve and not applied to any such liabilities, such amounts shall constitute Net Cash Proceeds);

(4) all distributions and other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of such Asset Sale to the extent not available for distribution to or for the account of the Borrower as a result thereof; and

(5) all payments made on any Indebtedness which is secured by any assets subject to such Asset Sale, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law, be repaid out of the proceeds from such Asset Sale (in each case, other than Specified Secured Indebtedness); and

(b) with respect to any issuance or incurrence of Indebtedness, the cash proceeds thereof, net of all Taxes and customary fees, commissions, costs and other expenses incurred in connection therewith.

“Non-Consenting Converting Lender” has the meaning assigned to such term in Section 2.27(c).

“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(e).

“obligations” means, for purposes of the definition of the term “Indebtedness”, all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

“Obligations” means all obligations defined as “Obligations” in the Guarantee and Collateral Agreement.

“Officer” means the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary of the Borrower.

“Officers’ Certificate” means a certificate signed on behalf of the Borrower by two Officers of the Borrower, one of whom must be the principal executive officer, the principal financial officer, the president, any vice president, the treasurer or the principal accounting officer of the Borrower.

“Other Information” has the meaning assigned to such term in Section 3.11(b).

“Other Revolving Loans” has the meaning assigned to such term in Section 2.24(a).

“Other Taxes” means any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

“Other Term Loans” has the meaning assigned to such term in Section 2.24(a).

“Participant” has the meaning assigned to such term in Section 9.04.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perfection Certificate” means a certificate in the form of Exhibit B to the Guarantee and Collateral Agreement or any other form approved by the Agent.

“Permitted Acquisition” has the meaning assigned to such term in clause (18) of the definition of the term “Permitted Investments”.

“Permitted Amendments” has the meaning assigned to such term in Section 2.25(c).

“Permitted Business” means any business (including stock or assets) that derives a majority of its revenues from the business engaged in by the Borrower and its Restricted Subsidiaries on the Restatement Date and/or activities that are reasonably similar, ancillary, complementary or related to, or a reasonable extension, development or expansion of, the businesses in which the Borrower and its Restricted Subsidiaries are engaged on the Restatement Date.

“Permitted Conversion” has the meaning assigned to such term in Section 2.27.

“Permitted Indebtedness” means, without duplication, each of the following:

(1) the Indebtedness under the Senior Subordinated Notes Documents (other than any Additional Notes (as defined in the Senior Subordinated Notes Indentures)); provided that the aggregate principal amount under the Senior Subordinated Notes Documents shall not exceed $2,150,000,000 at any time outstanding, along with Refinancing Indebtedness in respect thereof;

(2) Indebtedness created hereunder and under the other Loan Documents; provided that the amount of Indebtedness permitted to be incurred under the Loan Documents in accordance with this clause (2) shall be in addition to any Indebtedness permitted to be incurred pursuant to a credit facility in reliance on, and in accordance with, clauses (1), (7), (12), (13), (14) and (15) below;

(3) other indebtedness of the Borrower and its Restricted Subsidiaries outstanding on the Restatement Date as set forth on Schedule 1.01(d), reduced by the amount of any scheduled amortization payments or mandatory prepayments when actually paid or permanent reductions thereon, and Refinancing Indebtedness in respect thereof;

(4) Interest Swap Obligations of the Borrower or any of its Restricted Subsidiaries covering Indebtedness of the Borrower or any of its Restricted Subsidiaries; provided that any Indebtedness to which any such Interest Swap Obligations correspond is otherwise permitted to be incurred under this Agreement; provided further, that such Interest Swap Obligations are entered into, in the judgment of the Borrower, to protect the Borrower or any of its Restricted Subsidiaries from fluctuation in interest rates on its outstanding Indebtedness;

(5) Indebtedness of the Borrower or any Restricted Subsidiary under Hedging Agreements and Currency Agreements;

(6) the incurrence by the Borrower or any of its Restricted Subsidiaries of intercompany Indebtedness between or among any such Persons; provided, however, that: (a) if the Borrower is the obligor on such Indebtedness and the payee is a Restricted Subsidiary that is not a Guarantor, such Indebtedness is expressly subordinated on terms reasonably satisfactory to the Agent to the prior payment in full in cash of all Obligations and (b) (1) any subsequent issuance or transfer of Capital Stock that results in any such Indebtedness being held by a Person other than the Borrower or a Restricted Subsidiary thereof and (2) any sale or other transfer of any such Indebtedness to a Person that is not either the Borrower or a Restricted Subsidiary thereof (other than by way of granting a Lien permitted under this Agreement or in connection with the exercise of remedies by a secured creditor) shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Borrower or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

(7) Indebtedness (including Capitalized Lease Obligations) incurred by the Borrower or any of its Restricted Subsidiaries to finance the purchase, lease or improvement of property (real or personal) or equipment (whether through the direct purchase of assets or the Capital Stock of any person owning such assets), and Refinancing Indebtedness in respect thereof, in an aggregate principal amount outstanding not to exceed $75,000,000;

(8) guarantees by the Borrower and its Restricted Subsidiaries of each other’s Indebtedness; provided that such Indebtedness is permitted to be incurred under this Agreement; provided further, that no Restricted Subsidiary may guarantee the Indebtedness of a Loan Party under this clause (8) unless such Restricted Subsidiary is also a Loan Party;

(9) Indebtedness arising from agreements of the Borrower or a Restricted Subsidiary of the Borrower providing for indemnification, adjustment of purchase price, earn out or other similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Restricted Subsidiary of the Borrower, other than guarantees of Indebtedness, incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition; provided that the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Borrower and its Restricted Subsidiaries in connection with such disposition;

(10) obligations in respect of performance and surety bonds and completion guarantees provided by the Borrower or any Restricted Subsidiary of the Borrower in the ordinary course of business;

(11) Indebtedness of any Person that becomes a Restricted Subsidiary (or of any Person not previously a Restricted Subsidiary that is merged or consolidated with or into a Restricted Subsidiary in a transaction permitted hereunder) after the Restatement Date, or Indebtedness of any Person that is assumed by any Restricted Subsidiary in connection with an acquisition of assets by such Restricted Subsidiary in a Permitted Acquisition, and Refinancing Indebtedness in respect thereof; provided that (i) such Indebtedness (other than any such Refinancing Indebtedness) exists at the time such Person becomes a Restricted Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary (or such merger or consolidation) or such assets being acquired, (ii) immediately before and after such Person becomes a Restricted Subsidiary (or is so merged or consolidated) or such assets are acquired, no Default or Event of Default shall have occurred and be continuing, (iii) the aggregate principal amount of Indebtedness permitted by this clause (11) shall not exceed $150,000,000 at any time outstanding and (iv) neither the Borrower nor any Restricted Subsidiary (other than such Person or the Restricted Subsidiary with which such Person is merged or consolidated or that so assumes such Person’s Indebtedness) shall Guarantee or otherwise become liable for the payment of such Indebtedness;

(12) senior secured Indebtedness (which may have the same lien priority as, or a junior lien priority to, the Obligations) and senior unsecured Indebtedness, and Refinancing Indebtedness in respect thereof; provided that (i) at the time of such incurrence and after giving effect thereto and to the use of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing, (ii) the final maturity of such Indebtedness at the time of incurrence thereof shall be no earlier than the latest final maturity of the Term Loans, (iii) the Weighted Average Life to Maturity of such Indebtedness at the time of incurrence thereof shall be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans, (iv) such Indebtedness shall not constitute an obligation (including pursuant to a guarantee) of any Subsidiary that is not (or, in the case of after-acquired Subsidiaries, is not required to become) a Loan Party hereunder and (v) the obligations in respect thereof shall not be secured by any Lien on any asset of Holdings, the Borrower or any Subsidiary other than any asset constituting Collateral; provided further that, except in connection with any Refinancing Indebtedness, (x) at the time of the incurrence of any senior secured Indebtedness having the same lien priority as the Obligations and after giving effect thereto and to the use of the proceeds thereof, the Consolidated Secured Debt Ratio would not exceed 4.00 to 1.00, and (y) at the time of the incurrence of any senior secured Indebtedness having a lien priority junior to the Obligations or any senior unsecured Indebtedness and after giving effect thereto and to the use of the proceeds thereof, the Consolidated Net Leverage Ratio would not exceed 6.00 to 1.00;

(13) additional Indebtedness of the Borrower and the Guarantors (which amount may, but need not, be incurred in whole or in part under a credit facility) in an aggregate principal amount that does not exceed $100,000,000 at any one time outstanding;

(14) additional Indebtedness of the Foreign Restricted Subsidiaries in an aggregate principal amount which (when combined with the liquidation value of all series of outstanding Permitted Subsidiary Preferred Stock) does not exceed $75,000,000 at any one time outstanding (which amount may, but need not, be incurred in whole or in part under a credit facility);

(15) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five business days of incurrence;

(16) Indebtedness of the Borrower or any of its Restricted Subsidiaries represented by letters of credit for the account of the Borrower or such Restricted Subsidiary, as the case may be, issued in the ordinary course of business of the

Borrower or such Restricted Subsidiary, including, without limitation, in order to provide security for workers’ compensation claims or payment obligations in connection with self-insurance or similar requirements in the ordinary course of business and other Indebtedness with respect to workers’ compensation claims, self-insurance obligations, performance, surety and similar bonds and completion guarantees provided by the Borrower or any Restricted Subsidiary of the Borrower in the ordinary course of business;

(17) Permitted Subordinated Indebtedness and Refinancing Indebtedness in respect thereof; provided that at the time thereof and after giving effect thereto and to the use of proceeds thereof (i) the Consolidated Net Leverage Ratio would not exceed 6.00 to 1.00 and (ii) no Default or Event of Default shall have occurred and be continuing; and

(18) the incurrence by a Securitization Entity of Indebtedness in an aggregate principal amount that does not exceed $250,000,000 at any time outstanding in a Securitization Transaction that is non-recourse to the Borrower or any other Subsidiary of the Borrower (except for Standard Securitization Undertakings) and, for the avoidance of doubt, excluding any Purchase Money Notes.

For purposes of determining compliance with Section 6.01, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in clauses (1) through (18) above, the Borrower shall, in its sole discretion, divide and classify such item of Indebtedness when such Indebtedness is incurred in any manner that complies with such covenant. Accrual of interest, accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Capital Stock in the form of additional shares of the same class of Disqualified Capital Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Capital Stock for purposes of Section 6.01.

“Permitted Investments” means:

(1) (a) Investments by the Borrower or any Restricted Subsidiary of the Borrower in any Restricted Subsidiary, (b) Investments in the Borrower by any Restricted Subsidiary of the Borrower and (c) Investments by the Borrower or any Restricted Subsidiary of the Borrower in any Unrestricted Subsidiary of the Borrower not exceeding $50,000,000 in the aggregate for all such Investments in Unrestricted Subsidiaries;

(2) investments in cash and Cash Equivalents;

(3) loans and advances (including payroll, travel and similar advances) to employees and officers of the Borrower and its Restricted Subsidiaries for bona fide business purposes incurred in the ordinary course of business or consistent with past practice or to fund such person’s purchase of Equity Interests of

Holdings pursuant to compensatory plans approved by the Board of Directors in good faith;

(4) Currency Agreements, Hedging Agreements and Interest Swap Obligations constituting Permitted Indebtedness;

(5) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers or in good faith settlement of delinquent obligations of such trade creditors or customers;

(6) Investments made by the Borrower or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Sale made in compliance with Section 6.03;

(7) other Investments existing on the Restatement Date and set forth on Schedule 1.01(f);

(8) accounts receivable created or acquired, and extensions of trade credit, in the ordinary course of business;

(9) guarantees by the Borrower or a Restricted Subsidiary of the Borrower permitted to be incurred under this Agreement;

(10) additional Investments in an aggregate amount, taken together with all other Investments made pursuant to this clause (10) that are at that time outstanding, not to exceed the greater of (A) $50,000,000 and (B) 4.0% of the Borrower’s Total Assets;

(11) Investments by the Borrower or any Restricted Subsidiary of the Borrower in joint ventures to the extent such Investments, when taken together with all other Investments made pursuant to this clause (11) (including the fair market value of any assets transferred to any such joint venture), do not exceed $1,000,000,000, so long as at the time of such Investment and after giving pro forma effect thereto and to any financing therefor, (A) no Default or Event of Default has occurred and is continuing and (B) the Consolidated Net Leverage Ratio would not exceed 6.00 to 1.00;

(12) Investments the payment for which consists exclusively of Qualified Capital Stock of Holdings, or are funded with the proceeds of a substantially concurrent issuance of Qualified Capital Stock of Holdings;

(13) any Investment in any Person to the extent it consists of prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business;

(14) purchases of inventory and other property to be sold or used in the ordinary course of business;

(15) Investments consisting of licensing or contribution of Intellectual Property pursuant to joint marketing arrangements with other Persons;

(16) Investments of any Person existing at the time such Person becomes a Restricted Subsidiary pursuant to a transaction expressly permitted hereunder so long as such Investments were not made in contemplation of such Person becoming a Restricted Subsidiary;

(17) Investments consisting of promissory notes and other non-cash consideration received in connection with Asset Sales permitted under Section 6.03;

(18) acquisitions by the Borrower and the Restricted Subsidiaries of all or substantially all the assets of a Person or division, product line or line of business of such Person, or at least 90% of the Equity Interests of a Person (referred to herein as the “Acquired Entity”); provided that (i) the Acquired Entity shall be in a Permitted Business; (ii) both before and after giving pro forma effect to such acquisition and the incurrence of any Indebtedness in connection therewith, (A) no Default or Event of Default shall have occurred and be continuing; (B) the Consolidated Net Leverage Ratio would not exceed 6.00 to 1.00; and (C) the Available Liquidity shall be no less than $100,000,000, and, for each acquisition with consideration in excess of $25,000,000, the Borrower shall have delivered a certificate of a Financial Officer, certifying as to the foregoing clauses (A), (B) and (C) and setting forth reasonably detailed calculations in support thereof, in form and substance reasonably satisfactory to the Agent; and (iii) unless such Acquired Entity is not organized or existing under the laws of the United States of America, any state thereof, the District of Columbia, or any territory thereof, the Borrower shall comply, and shall cause the Acquired Entity to comply, with the applicable provisions of Sections 5.11 and 6.09 and the Loan Documents (any acquisition of an Acquired Entity meeting all the criteria of this clause (18) being referred to herein as a “Permitted Acquisition”);

(19) any Investment by the Borrower or a Subsidiary of the Borrower in a Securitization Entity or any Investment by a Securitization Entity in any other Person in connection with a Securitization Transaction; provided that any Investment in a Securitization Entity is in the form of a Purchase Money Note or an equity interest; and

(20) other Investments so long as at the time thereof and after giving effect thereto (and to any financing therefor) (A) no Default or Event of Default has occurred and is continuing, (B) the Consolidated Net Leverage Ratio would not exceed 5.75 to 1.00; (C) no Revolving Loans or Swingline Loans would be outstanding and (D) the aggregate Unrestricted Cash of all Loan Parties at such time, as the same would be reported on a consolidated balance sheet prepared in accordance with GAAP as of such date, would not be less than $200,000,000.

“Permitted Liens” means, with respect to any Person:

(a) Liens created under the Loan Documents securing the Obligations (including any such Obligations comprising Specified Secured Indebtedness);

(b) pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits to secure bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested Taxes or import duties or for the payment of rent, in each case incurred in the ordinary course of business;

(c) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens and other similar Liens, in each case, for sums not yet overdue for a period of more than thirty (30) days or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP;

(d) Liens for Taxes, assessments or other governmental charges or claims not yet overdue for a period of more than thirty (30) days or payable or subject to penalties for nonpayment or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP;

(e) Liens in favor of issuers of performance and surety bonds or bid bonds or with respect to other regulatory requirements or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business;

(f) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties, in each case, which were not incurred in connection with Indebtedness and which do not in the aggregate materially impair their use in the operation of the business of such Person;

(g) Liens existing on the Restatement Date and set forth on Schedule 1.01(e); provided that (i) such Liens shall secure only those obligations which they secure on the Restatement Date and any Refinancings of such obligations permitted under Section 6.01 and (ii) such Liens may not extend to any other property of the Borrower or any Restricted Subsidiary;

(h) Liens on property or shares of stock of a Person at the time such Person becomes a Restricted Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming such a Restricted Subsidiary; provided further, that such Liens may not extend to any other property owned by the Borrower or any Restricted Subsidiary and shall secure only obligations which such Liens secure immediately prior to the time such Person becomes a Restricted Subsidiary;

(i) Liens on property at the time the Borrower or a Restricted Subsidiary acquired the property, including any acquisition by means of a merger or consolidation with or into the Borrower or any Restricted Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition; provided further, that the Liens may not extend to any other property owned by the Borrower or any Restricted Subsidiary and shall secure only obligations which such Liens secure immediately prior to such acquisition;

(j) Liens securing Indebtedness or other obligations of a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary permitted to be incurred in accordance with Section 6.01;

(k) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(l) leases and subleases granted to others in the ordinary course of business which do not materially adversely affect the ordinary conduct of the business of the Borrower or any of the Restricted Subsidiaries and do not secure any Indebtedness;

(m) Liens arising from financing statement filings under the UCC or similar state laws regarding operating leases entered into by the Borrower and its Restricted Subsidiaries in the ordinary course of business;

(n) Liens in favor of the Borrower or any Subsidiary Guarantor;

(o) Liens on inventory or equipment of the Borrower or any Restricted Subsidiary granted in the ordinary course of business to the Borrower’s client at which such inventory or equipment is located;

(p) Securitization Transactions permitted by clause (18) of the definition of the term “Permitted Indebtedness”, and Liens on accounts receivable, interests therein, related assets of the type described in the definition of “Securitization Transaction” and the proceeds of all of the foregoing existing or deemed to exist in connection with any such Securitization Transaction;

(q) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancing, refunding, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in clauses (a), (g), (h), (i), (p) and (r) of this definition; provided that (x) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property), (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (a), (g), (h), (i), (p) and (r) of this definition at the time the original Lien became a Permitted Lien pursuant this Agreement, and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement and (z) such refinancing, refunding, extension, renewal or replacement is Refinancing Indebtedness permitted under the definition of “Permitted Indebtedness”;

(r) Liens securing Indebtedness permitted to be incurred pursuant to clauses (7), (12) and (14) of the definition of “Permitted Indebtedness”; provided that (A) Liens securing Indebtedness permitted to be incurred pursuant to such clause (7) do not at any time encumber any property other than the property financed by such Indebtedness and the proceeds and the products thereof, (B) Liens securing Specified Secured Indebtedness do not encumber any asset other than any asset constituting Collateral and (C) Liens securing Indebtedness permitted to be incurred pursuant to such clause (14) extend only to the assets of Foreign Subsidiaries;

(s) deposits in the ordinary course of business to secure liability to insurance carriers;

(t) Liens securing judgments for the payment of money not constituting an Event of Default under paragraph (h) of Article VII, so long as such Liens are adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired;

(u) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(v) Liens (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business and (iii) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry;

(w) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(x) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(y) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 6.01; provided that such Liens do not extend to any assets other than those assets that are the subject of such repurchase agreement;

(z) other Liens securing obligations incurred in the ordinary course of business which obligations do not exceed $50,000,000 at any one time outstanding; and

(aa) Liens securing Hedging Obligations, so long as the related Indebtedness is, and is permitted to be pursuant to Section 6.06, secured by a Lien on the same property securing such Hedging Obligations.

“Permitted Subordinated Indebtedness” means unsecured Indebtedness of the Borrower for borrowed money (a) the terms of which do not provide for any scheduled repayment, mandatory redemption, repurchase, defeasance or sinking fund obligations prior to the date that is six months after the latest final maturity of the Term Loans in effect at the time of incurrence of such Indebtedness (other than (i) customary offers to repurchase upon a change of control, fundamental change, asset sale or casualty event, (ii) mandatory prepayments with the proceeds of, and exchanges for, Refinancing Indebtedness and (iii) customary acceleration rights after an event of default), (b) that do not constitute an obligation (including pursuant to a guarantee) of any Subsidiary that is not (or, in the case of after-acquired Subsidiaries, is not required to become) a Loan Party hereunder, (c) that has terms and conditions (other than economic terms, including redemption premiums), taken as a whole, that are not materially less favorable or materially more restrictive to the Borrower than the terms and conditions prevailing in the marketplace at the time for high-yield subordinated debt securities issued in a public offering (except to the extent otherwise approved by the Agent), as determined in good faith by the Borrower and evidenced by a certificate of an Officer of the Borrower, and (d) is subordinated to the Obligations on terms and conditions reasonably satisfactory to the Agent.

“Permitted Subsidiary Preferred Stock” means any series of Preferred Stock of a Foreign Restricted Subsidiary that constitutes Qualified Capital Stock, the liquidation value of all series of which, when combined with the aggregate amount of outstanding Indebtedness of the Foreign Restricted Subsidiaries incurred pursuant to clause (15) of the definition of Permitted Indebtedness, does not exceed $15,000,000.

“Person” means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA sponsored, maintained or contributed to by the Borrower or any ERISA Affiliate.

“Preferred Stock” of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

“Prime Rate” means the rate of interest per annum determined from time to time by Credit Suisse as its prime rate in effect at its principal office in New York City and notified to the Borrower.

“Productive Assets” means assets (including Equity Interests) that are used or usable by the Borrower and its Restricted Subsidiaries in Permitted Businesses.

“Projections” means any projections and any forward-looking statements of the Borrower and the Subsidiaries furnished to the Lenders or the Agent by or on behalf of Holdings, the Borrower or any of the Subsidiaries prior to the Restatement Date.

“Pro Rata Percentage” of any Revolving Credit Lender at any time means, as the context may require, the Revolving A Pro Rata Percentage, the Revolving B Pro Rata Percentage or the Total Revolving Pro Rata Percentage of such Revolving Credit Lender.

“Purchase Money Note” means a promissory note of a Securitization Entity evidencing a line of credit, which may be irrevocable, from the Borrower or any Subsidiary of the Borrower in connection with a Securitization Transaction to a Securitization Entity, which note shall be repaid from cash available to the Securitization Entity, other than amounts required to be established as reserves pursuant to agreements, amounts paid to investors in respect of interest, principal and amounts paid in connection with the purchase of newly generated receivables and other obligations typically payable to investors by Securitization Entities in Securitization Transactions and the assets related thereto, which promissory note may be subordinated to the extent typical in Securitization Transactions.

“Qualified Capital Stock” means any Capital Stock that is not Disqualified Capital Stock.

“Refinance” means, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinancing Commitment” means a Refinancing Revolving Commitment or a Refinancing Term Loan Commitment.

“Refinancing Facility Agreement” means a Refinancing Facility Agreement, in form and substance reasonably satisfactory to the Agent, among Holdings, the Borrower, each Subsidiary of the Borrower party to this Agreement, the Agent and one or more Refinancing Lenders, establishing Refinancing Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.26.

“Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness”), any Indebtedness that Refinances, modifies, replaces, restates, refunds, defers, extends, substitutes, supplements, reissues or resells such Original Indebtedness (or any Refinancing Indebtedness in respect thereof), including any additional Indebtedness incurred to pay interest or premiums required by the instruments governing such Original Indebtedness as in effect at the time of issuance of such Refinancing Indebtedness (“Required Premiums”) and fees in connection with such Refinancing Indebtedness; provided that any such event shall not:

(1) directly or indirectly result in an increase in the aggregate principal amount of the Original Indebtedness, except to the extent such increase is a result of a simultaneous incurrence of additional Indebtedness:

(a) to pay Required Premiums and related fees, or

(b) otherwise permitted to be incurred under this Agreement,

(2) create Indebtedness:

(a) with a Weighted Average Life to Maturity at the time such Indebtedness is incurred that is less than the Weighted Average Life to Maturity at such time of the Original Indebtedness,

(b) that constitutes an obligation (including pursuant to a guarantee) of any Subsidiary that shall not have been (or, in the case of after-acquired Subsidiaries, shall not have been required to become) an obligor in respect of such Original Indebtedness, and

(c) that is secured by any Lien on any asset other than the assets that secured such Original Indebtedness, and

(3) if such event is in respect of Original Indebtedness that was subordinated to the Obligations, create Indebtedness that is subordinated to the Obligations on terms less favorable in any material respect to the Lenders.

“Refinancing Lenders” means, collectively, the Refinancing Revolving Lenders and the Refinancing Term Lenders.

“Refinancing Loans” means, collectively, the Refinancing Revolving Loans and the Refinancing Term Loans.

“Refinancing Revolving Commitments” has the meaning assigned to such term in Section 2.26(a).

“Refinancing Revolving Lender” has the meaning assigned to such term in Section 2.26(a).

“Refinancing Revolving Loans” has the meaning assigned to such term in Section 2.26(a).

“Refinancing Term Lender” has the meaning assigned to such term in Section 2.26(a).

“Refinancing Term Loan Commitments” has the meaning assigned to such term in Section 2.26(a).

“Refinancing Term Loans” has the meaning assigned to such term in Section 2.26(a).

“Register” has the meaning assigned to such term in Section 9.04.

“Regulation T” means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof, and any successor provision thereto.

“Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof, and any successor provision thereto.

“Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof, and any successor provision thereto.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, trustees, employees, agents and advisors of such Person and such Person’s Affiliates.

“Required Lenders” means at any time, Lenders have Loans (excluding Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit

Commitments and Term Loan Commitments representing more than 50% of the sum of all Loans outstanding (excluding Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments and Term Loan Commitments at such time; provided that the Loans, L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments and Term Loan Commitments of any Defaulting Lender shall be disregarded in the determination of the Required Lenders at any time.

“Required Revolving Lenders” means at any time, Lenders having Revolving Loans (excluding Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments representing more than 50% of the sum of all Revolving Loans outstanding (excluding Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments at such time; provided that the Loans, L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments of any Defaulting Lender shall be disregarded in the determination of the Required Revolving Lenders at any time.

“Requirement of Law” means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” of any Person means the chief executive officer, the president, any vice president, the chief operating officer or any Financial Officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement, and, as to any document delivered on the Restatement Date (but subject to the express requirements set forth in Section 4.02), shall include any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restatement Date” means February 28, 2013.

“Restatement Date Certificate” means a Restatement Date Certificate substantially in the form of Exhibit G.

“Restricted Payments” has the meaning assigned to such term in Section 6.02.

“Restricted Subsidiary” of any Person means any Subsidiary of such Person which at the time of determination is not an Unrestricted Subsidiary.

“Revolving A Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving A Loans hereunder (and to acquire participations in Swingline Loans and Letters of Credit as provided for herein attributable to Revolving Credit A Commitments) as set forth in the Commitment Schedule or in the most recent Assignment and Assumption executed by such Lender, as applicable, as the same may be (i) reduced from time to time pursuant to Section 2.06 or 2.27 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Revolving A Credit Exposure” means, with respect to any Revolving A Credit Lender at any time, the sum of (a) the aggregate principal amount at such time of all outstanding Revolving A Loans of such Lender, (b) the aggregate amount at such time of its L/C Exposure attributable to the Revolving A Credit Commitments and (c) the aggregate amount at such time of its Swingline Exposure attributable to the Revolving A Credit Commitments.

“Revolving A Credit Lender” means a Lender with a Revolving A Credit Commitment or an outstanding Revolving A Loan.

“Revolving A Credit Maturity Date” means December 6, 2015.

“Revolving A Loans” means the revolving loans made by the Revolving A Credit Lenders to the Borrower pursuant to clause (a)(iii) of Section 2.01.

“Revolving A Pro Rata Percentage” shall mean, with respect to any Revolving A Credit Lender at any time, the percentage of the aggregate amount of Revolving A Credit Commitments as in effect at such time represented by such Revolving A Credit Lender’s Revolving A Credit Commitment. In the event that the Revolving A Credit Commitments shall have expired or have terminated, the Revolving A Pro Rata Percentages shall be determined on the basis of the Revolving A Credit Commitments most recently in effect, giving effect to any subsequent assignments. The Revolving A Pro Rata Percentages shall be adjusted appropriately, as determined by the Agent, in accordance with Section 2.28(c), to disregard the Revolving A Credit Commitments of Defaulting Lenders.

“Revolving B Credit Commitment” means, (a) with respect to each Lender, the commitment of such Lender to make Revolving B Loans hereunder (and to acquire participations in Swingline Loans and Letters of Credit as provided for herein attributable to Revolving B Credit Commitments) as set forth in the Commitment Schedule or in the most recent Assignment and Assumption executed by such Lender or resulting from a Permitted Conversion pursuant to Section 2.27, as applicable, as the same may be (i) reduced from time to time pursuant to Section 2.06 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 and (b) any Incremental Revolving Credit Commitment.

“Revolving B Credit Exposure” means, with respect to any Revolving B Credit Lender at any time, the sum of (a) the aggregate principal amount at such time of all outstanding Revolving B Loans of such Lender, (b) the aggregate amount at such time of its L/C Exposure attributable to the Revolving B Credit Commitments and (c) the aggregate amount at such time of its Swingline Exposure attributable to the Revolving B Credit Commitments.

“Revolving B Credit Lender” means a Lender with a Revolving B Credit Commitment or an outstanding Revolving B Loan.

“Revolving B Credit Maturity Date” means February 28, 2018.

“Revolving B Loans” means the revolving loans made by the Revolving B Credit Lenders to the Borrower pursuant to clause (a)(iv) of Section 2.01.

“Revolving B Pro Rata Percentage” shall mean, with respect to any Revolving B Credit Lender at any time, the percentage of the aggregate amount of Revolving B Credit Commitments as in effect at such time represented by such Revolving B Credit Lender’s Revolving B Credit Commitment. In the event that the Revolving B Credit Commitments shall have expired or have terminated, the Revolving B Pro Rata Percentages shall be determined on the basis of the Revolving B Credit Commitments most recently in effect, giving effect to any subsequent assignments. The Revolving B Pro Rata Percentages shall be adjusted appropriately, as determined by the Agent, in accordance with Section 2.28(c), to disregard the Revolving B Credit Commitments of Defaulting Lenders.

“Revolving Credit Borrowing” means a Borrowing comprised of Revolving Loans or Incremental Revolving Loans.

“Revolving Credit Commitment” means, with respect to each Lender, the Revolving A Credit Commitment or Revolving B Credit Commitment of such Lender, as applicable.

“Revolving Credit Exposure” means, with respect to any Revolving A Credit Lender at any time, its Revolving A Credit Exposure, and with respect to any Revolving B Credit Lender at any time, its Revolving B Credit Exposure; provided that following the Revolving A Credit Maturity Date, the term “Revolving Credit Exposure” shall mean, with respect to a Revolving Credit Lender at any such time, its Revolving B Credit Exposure.

“Revolving Credit Lender” means a Revolving A Credit Lender or a Revolving B Credit Lender.

“Revolving Credit Maturity Date” means the Revolving A Credit Maturity Date or the Revolving B Credit Maturity Date, as applicable.

“Revolving Loans” means the Revolving A Loans and the Revolving B Loans, as applicable. Unless the context shall otherwise require, the term “Revolving Loans” shall include Incremental Revolving Loans.

“S&P” means Standard & Poor’s Ratings Service, a division of the McGraw-Hill Companies, Inc., and any successor to its rating agency business.

“Sale and Lease-Back Transaction” means any direct or indirect arrangement with any Person or to which any such Person is a party providing for the leasing to the Borrower or a Restricted Subsidiary of any property, whether owned by the Borrower or any Restricted Subsidiary at the Restatement Date or later acquired, which has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions.

“Secured Parties” has the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Securitization Entity” means a Wholly Owned Subsidiary of the Borrower (or another Person in which the Borrower or any Subsidiary of the Borrower makes an Investment and to which the Borrower or any Subsidiary of the Borrower transfers accounts receivable and related assets) which engages in no activities other than in connection with the financing of accounts receivable and which is designated by the Board of Directors of the Borrower (as provided below) as a Securitization Entity (i) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (A) is guaranteed by the Borrower or any Restricted Subsidiary of the Borrower (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings); (B) is recourse to or obligates the Borrower or any Restricted Subsidiary of the Borrower in any way other than pursuant to Standard Securitization Undertakings; or (C) subjects any property or asset of the Borrower or any Restricted Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings; (ii) with which neither the Borrower nor any Restricted Subsidiary of the Borrower has any material contract, agreement, arrangement or understanding other than on terms, taken as a whole, no less favorable to the Borrower or such Restricted Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower, other than fees payable in the ordinary course of business in connection with servicing receivables of such entity, standard Securitization Undertakings and other terms, including Purchase Money Notes, typical in Securitization Transactions; and (iii) to which neither the Borrower nor any Restricted Subsidiary of the Borrower has any obligations to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.

Any such designation by the Board of Directors of the Borrower shall be evidenced to the Agent (for distribution to the Lenders) by filing with the Agent a certified copy of the Board Resolution of the Borrower giving effect to such designation and an Officers’ Certificate certifying that such designation complied with the foregoing conditions.

“Securitization Transaction” means any transaction or series of transactions that may be entered into by the Borrower or any of its Restricted Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to (i) a Securitization Entity (in the case of a transfer by the Borrower or any of its Restricted Subsidiaries) and (ii) any other Person (in the case of a transfer by a Securitization Entity), or may grant a security interest in any accounts receivable (whether now existing or arising or acquired in the future) of the Borrower or any of its Restricted Subsidiaries, and any assets related thereto including all collateral securing such accounts receivable, all contracts and contract rights and all guarantees or other obligations in respect of such accounts receivable and proceeds of such accounts receivable and other assets (including contract rights), in each case which are customarily transferred or in respect of which security interests are customarily granted in connection with assets securitization transactions involving accounts receivable.

“Senior Subordinated Notes” means (i) the Borrower’s 7.75% Senior Subordinated Notes due 2018 and (ii) the Borrower’s 5.50% Senior Subordinated Notes due 2020.

“Senior Subordinated Notes Documents” means the Senior Subordinated Notes Indentures and all other instruments, agreements and other documents evidencing the Senior Subordinated Notes or providing for any guarantee or other right in respect thereof.

“Senior Subordinated Notes Indentures” means (i) the Indenture dated as of December 14, 2010, among the Borrower, as issuer, Holdings, certain of its subsidiaries, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee, pursuant to which the Borrower’s 7.75% Senior Subordinated Notes due 2018 were issued and (ii) the Indenture dated as of October 15, 2012, among the Borrower, as issuer, Holdings, certain of its subsidiaries, as guarantors, and The Bank of New York Mellon Trust Company, N.A., as trustee, pursuant to which the Borrower’s 5.50% Senior Subordinated Notes due 2020 were issued.

“Significant Subsidiary”, with respect to any Person, means any Restricted Subsidiary of such Person that satisfies the criteria for a “significant subsidiary” set forth in Rule 1-02(w) of Regulation S-X under the Securities Act.

“Solvency Certificate” means a Solvency Certificate of the chief financial officer of Holdings substantially in the form of Exhibit H.

“SPC” has the meaning assigned to such term in Section 9.04(e).

“Specified Assets” means (a) the Ground Transportation Assets, (b) the real property of AvtechTyee, Inc. in Seattle, Washington and the real property of Schneller LLC in Pinellas Park, Florida and (c) in connection with any Permitted Acquisition, a portion of the assets so acquired that may be identified in an Officers’ Certificate delivered to the Agent at the time of such Permitted Acquisition or promptly thereafter as “Specified Assets”; provided that the Borrower will not so identify any such assets unless, at the time thereof, the Borrower intends to dispose of such assets reasonably promptly following such Permitted Acquisition.

“Specified Secured Indebtedness” means senior secured Indebtedness incurred pursuant to clause (12) of the definition of the term “Permitted Indebtedness”.

“Standard Securitization Undertakings” means representations, warranties, covenants, indemnities (including in the form of repurchase obligations) and performance undertakings entered into by the Borrower or any Subsidiary of the Borrower which are reasonably customary, as determined in good faith by the Board of Directors of the Borrower, in a Securitization Transaction relating to accounts receivable.

“Subordinated Indebtedness” means (a) with respect to the Borrower, any Indebtedness of the Borrower that is by its terms subordinated in right of payment to the Obligations, and (b) with respect to any Guarantor, any Indebtedness of such Guarantor that is by its terms subordinated in right of payment to the Guarantee of such Guarantor.

“subsidiary” with respect to any Person, means:

(i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly by such Person; or

(ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

“Subsidiary” means, unless the context otherwise requires, a subsidiary of the Borrower.

“Subsidiary Guarantor” means each Restricted Subsidiary of the Borrower that is a Loan Party and that executes this Agreement on the Restatement Date and is a party to the Guarantee and Collateral Agreement as a guarantor on the Restatement Date and each other Restricted Subsidiary of the Borrower that thereafter guarantees the Obligations pursuant to the terms of this Agreement and the Guarantee and Collateral Agreement; provided that upon the release and discharge of such Restricted Subsidiary from its Guarantee in accordance with this Agreement and the Guarantee and Collateral Agreement, such Restricted Subsidiary shall cease to be a Subsidiary Guarantor.

“Swingline Commitment” means the commitment of the Swingline Lender to make loans pursuant to Section 2.22, as the same may be reduced from time to time pursuant to Section 2.06 or Section 2.22.

“Swingline Exposure” means at any time the aggregate principal amount at such time of all outstanding Swingline Loans. The Swingline Exposure of any Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate Swingline Exposure at such time. Prior to the Revolving A Credit Maturity Date, the outstanding Swineline Exposure shall be allocated ratably between the Revolving A Credit Commitments and the Revolving B Credit Commitments and, thereafter, shall be allocated entirely to the Revolving B Credit Commitments.

“Swingline Lender” means, as the context may require, (a) Credit Suisse AG, in its capacity as lender of Swingline Loans hereunder and (b) any other Revolving Credit Lender that may become the Swingline Lender pursuant to Section 2.22(g), in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” means any loan made by the Swingline Lender pursuant to Section 2.22.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, similar charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Borrowing” means a Borrowing comprised of Term Loans or Incremental Term Loans.

“Term Lenders” means those Lenders that have a Term Loan Commitment or an outstanding Term Loan.

“Term Loan Commitment” means (a) with respect to each Lender, such Lender’s Tranche B Term Loan Commitment and Tranche C Term Loan Commitment and (b) any Incremental Term Loan Commitment. The initial aggregate amount of the Term Lenders’ Term Loan Commitments is $2,200,000,000.

“Term Loan Maturity Date” means the Tranche B Maturity Date or the Tranche C Maturity Date, as applicable.

“Term Loans” means, collectively, the Tranche B Term Loans and the Tranche C Term Loans. Unless the context shall otherwise require, the term “Term Loans” shall include Incremental Term Loans.

“Title Insurance Company” means the title insurance company providing the Title Insurance Policies.

“Title Insurance Policies” means the lender’s title insurance policies issued to Agent with respect to the Mortgaged Properties.

“Total Assets” means, as of any date, the total consolidated assets of the Borrower and its Restricted Subsidiaries, as set forth on the Borrower’s most recently available internal consolidated balance sheet as of such date.

“Total Revolving Credit Commitment” means, at any time, the aggregate amount of Revolving Credit Commitments, as in effect at such time. The initial Total Revolving Credit Commitment is $310,000,000.

“Total Revolving Pro Rata Percentage” of any Revolving Credit Lender at any time means the percentage of the Total Revolving Credit Commitment represented by such Lender’s Revolving Credit Commitment, without regard to whether such Lenders are Revolving A Credit Lenders or Revolving B Credit Lenders. In the event the

Revolving Credit Commitments shall have expired or been terminated, the Total Revolving Pro Rata Percentage shall be determined on the basis of the Revolving Credit Commitments most recently in effect, giving effect to any subsequent assignments. The Total Revolving Pro Rata Percentages shall be adjusted appropriately, as determined by the Agent, in accordance with Section 2.28(c), to disregard the Revolving Credit Commitments of Defaulting Lenders.

“Tranche B Maturity Date” means February 14, 2017.

“Tranche B Term Lenders” means those Lenders that have a Tranche B Term Loan Commitment or an outstanding Tranche B Term Loan.

“Tranche B Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make a Tranche B Term Loans hereunder as set forth in the Commitment Schedule or in the most recent Assignment and Assumption executed by such Lender, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial aggregate amount of the Term Lenders’ Tranche B Term Loan Commitments is $500,000,000.

“Tranche B Term Loans” means the Term Loans made pursuant to clause (a)(i) of Section 2.01.

“Tranche C Maturity Date” means February 28, 2020.

“Tranche C Term Lenders” means those Lenders that have a Tranche C Term Loan Commitment or an outstanding Tranche C Term Loan.

“Tranche C Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make a Tranche C Term Loans hereunder as set forth in the Commitment Schedule or in the most recent Assignment and Assumption executed by such Lender, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial aggregate amount of the Term Lenders’ Tranche C Term Loan Commitments is $1,700,000,000.

“Tranche C Term Loans” means the Term Loans made pursuant to clause (a)(ii) of Section 2.01.

“Transaction Costs” means the fees, costs and expenses payable by Holdings, the Borrower and the Restricted Subsidiaries in connection with the Transactions.

“Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the making of the Borrowings hereunder, and the use of proceeds thereof in accordance with the terms hereof, (b) the Existing Bank Debt Refinancing and (c) the payment of the Transaction Costs.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the state of New York or any other state, the laws of which are required to be applied in connection with the issue of perfection of security interests.

“Unliquidated Obligations” means, at any time, any Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any such Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations, but excluding unripened or contingent obligations related to indemnification under Section 9.03 for which no written demand has been made.

“Unrestricted Cash” means unrestricted cash and Cash Equivalents owned by the Loan Parties and not controlled by or subject to any Lien or other preferential arrangement in favor of any creditor (other than Liens created by or pursuant to this Agreement and the Loan Documents, which may be shared ratably with the holders of any Specified Secured Indebtedness).

“Unrestricted Subsidiary” of any Person means:

(1) any Subsidiary of such Person that at the time of determination shall be or continue to be designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below; and

(2) any Subsidiary of an Unrestricted Subsidiary.

The Board of Directors of the Borrower may designate any newly acquired or newly formed Subsidiary to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Borrower or any other Subsidiary of the Borrower that is not a Subsidiary of the Subsidiary to be so designated or another Unrestricted Subsidiary; provided that:

(a) the Borrower certifies to the Agent that such designation complies with the covenants set forth in Sections 6.02 and 6.16; and

(b) each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Borrower or any of its Restricted Subsidiaries.

The Board of Directors of the Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary only if immediately before and immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors of the Borrower shall be evidenced by a Board Resolution giving effect to such designation and an Officers’ Certificate delivered to the Agent certifying (and setting forth reasonably detailed calculations demonstrating) that such designation complied with the foregoing provisions.

Actions taken by an Unrestricted Subsidiary will not be deemed to have been taken, directly or indirectly, by the Borrower or any Restricted Subsidiary.

Notwithstanding the foregoing, as of the Restatement Date, all of the Subsidiaries of the Borrower will be Restricted Subsidiaries.

“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended from time to time.

“Voluntary Prepayment” means a prepayment of principal of Term Loans pursuant to Section 2.09(a) in any fiscal year of the Borrower to the extent that such prepayment (a) reduces the scheduled installments of principal due in respect of Term Loans as set forth in Section 2.08 in any subsequent fiscal year and (b) did not occur in connection with a Refinancing of such Term Loans.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

(1) the then outstanding aggregate principal amount of such Indebtedness; into

(2) the sum of the total of the products obtained by multiplying;

(a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof; by

(b) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

“Wholly-Owned Subsidiary” of any Person means any Subsidiary of such Person of which all the outstanding voting securities (other than in the case of a Restricted Subsidiary that is incorporated in a jurisdiction other than a State in the United States of America or the District of Columbia, directors’ qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law) are owned by such Person or any Wholly-Owned Subsidiary of such Person.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means any Loan Party or the Agent.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving B Loan”) or by Type (e.g., a “LIBO Rate Loan”) or by Class and Type (e.g., a “LIBO Rate Revolving B Loan”). Borrowings may also be classified and referred to by Class (e.g., a “Revolving B Borrowing”) or by Type (e.g., a “LIBO Rate Borrowing”) or by Class and Type (e.g., a “LIBO Rate Revolving B Borrowing”).

SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Unless otherwise specifically indicated, the term “consolidated” with respect to any Person refers to such Person consolidated with its Restricted Subsidiaries, and excludes from such consolidation any Unrestricted Subsidiary as if such Unrestricted Subsidiary were not an Affiliate of such Person. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04. Effectuation of Transactions. Each of the representations and warranties of the Loan Parties contained in this Agreement (and all corresponding definitions) are made after giving effect to the Transactions, unless the context otherwise requires.

SECTION 1.05. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP or, if not defined in GAAP (as determined by the Borrower in good faith) as determined by the Borrower in good faith, as in effect from time to time; provided that, to the extent set forth in the definition of “GAAP”, if the Borrower notifies the Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Restatement Date in

GAAP or in the application thereof on the operation of such provision (or if the Agent notifies the Borrower that the Required Lenders request an amendment to any provision thereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

SECTION 1.06. Designated Senior Debt. The Loans and other Obligations under the Loan Documents constitute “Senior Debt” and “Designated Senior Debt”, and this Agreement and the other Loan Documents collectively constitute the “Credit Facility”, for the purposes of the Senior Subordinated Notes Documents.

SECTION 1.07. Pro Forma Calculations. With respect to any period of four consecutive fiscal quarters during which any Permitted Acquisition or Asset Sale occurs (and for purposes of determining whether an acquisition is a Permitted Acquisition or whether the Borrower may take any actions requiring compliance with a specified ratio), the Consolidated Leverage Ratio, Consolidated Net Leverage Ratio and Consolidated Secured Debt Ratio shall be calculated with respect to such period on a pro forma basis after giving effect to such Permitted Acquisition or Asset Sale (and any related repayment or incurrence of Indebtedness) (including, without duplication, (a) all pro forma adjustments permitted or required by Article 11 of Regulation S-X under the Securities Act of 1933, as amended, and (b) pro forma adjustments for cost savings and other operating efficiencies (net of continuing associated expenses) to the extent the actions underlying such cost savings and operating efficiencies have been or are reasonably expected to be implemented and such cost savings and operating efficiencies are factually supportable, are expected to have a continuing impact and have been realized or are reasonably expected to be realized within 12 months following such Permitted Acquisition or Asset Sale; provided that all such adjustments shall be set forth in a reasonably detailed certificate of a Financial Officer of the Borrower), using, for purposes of making such calculations, the historical financial statements of the Borrower and the Subsidiaries which shall be reformulated as if such Permitted Acquisition or Asset Sale, and any other Permitted Acquisitions and Asset Sales that have been consummated during the period, had been consummated on the first day of such period.

ARTICLE II

The Credits

SECTION 2.01. Commitments. (a) Subject to the terms and conditions set forth herein, each Lender agrees, severally and not jointly, (i) to make a Tranche B Term Loan to the Borrower on the Restatement Date, in a principal amount not to exceed its Tranche B Term Loan Commitment, (ii) to make a Tranche C Term Loan to the Borrower on the Restatement Date, in a principal amount not to exceed its Tranche C Term Loan Commitment, (iii) to make Revolving A Loans to the Borrower, at any time and from time to time on or after the Restatement Date, and until the earlier of the Revolving A Credit Maturity Date and the termination of the Revolving A Credit

Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Revolving A Credit Lender’s Revolving A Credit Exposure exceeding such Lender’s Revolving A Credit Commitment and (iv) to make Revolving B Loans to the Borrower, at any time and from time to time on or after the Restatement Date and until the earlier of the Revolving B Credit Maturity Date and the termination of the Revolving B Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that would not result in such Revolving B Lender’s Revolving B Credit Exposure exceeding such Lender’s Revolving B Credit Commitment. Within the limits set forth in the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Revolving Loans; provided that until the Revolving A Credit Maturity Date, any such borrowing, payment, prepayment or reborrowing shall be allocated ratably according to the Pro Rata Percentages of each Revolving Credit Lender without regard to the Class of Revolving Credit Commitments held by such Revolving Credit Lender. Amounts paid or prepaid in respect of Term Loans may not be reborrowed.

(b) Each Lender having an Incremental Revolving Credit Commitment hereby agrees, severally and not jointly, on the terms and subject to the conditions set forth herein and in the applicable Incremental Revolving Credit Assumption Agreement, to make Incremental Revolving Loans to the Borrower, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Incremental Revolving Credit Exposure exceeding such Lender’s Incremental Revolving Credit Commitment. Within the limits set forth in the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Incremental Revolving Loans.

(c) Each Lender having an Incremental Term Loan Commitment hereby agrees, severally and not jointly, on the terms and subject to the conditions set forth herein and in the applicable Incremental Term Loan Assumption Agreement, to make Incremental Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment. Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.

SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than Swingline Loans) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their applicable Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Except for Swingline Loans and Loans deemed made pursuant to Section 2.02(e), the Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) (A) in the case of a Revolving Borrowing, an integral multiple of $1,000,000 and not less than $1,000,000 (except with respect to any Incremental Revolving Credit Borrowing, to the extent otherwise provided in the related Incremental Revolving Credit Assumption Agreement) or (B) in the case of a Term Loan Borrowing, an integral multiple of $1,000,000 and not less than $5,000,000 (except with respect to any Incremental Term Borrowing, to the extent otherwise provided in the related Incremental Term Loan Assumption Agreement) or (ii) in the case of any Borrowing, equal to the remaining available balance of the applicable Commitments.

(b) Subject to Section 2.13, each Borrowing shall be comprised entirely of ABR Loans or LIBO Rate Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any LIBO Rate Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement, (ii) in exercising such option, such Lender shall use reasonable efforts to minimize any increase in the Adjusted LIBO Rate or increased costs to the Borrower resulting therefrom (which obligation of such Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it otherwise determines would be disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.14 shall apply) and (iii) such branch or Affiliate of such Lender would not be included in clause (z) of the first proviso to the definition of the term “Eligible Assignee” set forth in Section 1.01.

(c) At the commencement of each Interest Period for any LIBO Rate Borrowing, such Borrowing shall comprise an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Each ABR Borrowing when made shall be in a minimum principal amount of $1,000,000; provided that an ABR Borrowing may be maintained in a lesser amount equal to the difference between the aggregate principal amount of all other Borrowings and the total amount of Loans at such time outstanding. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of ten different Interest Periods in effect for LIBO Rate Borrowings at any time outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the applicable Revolving Credit Maturity Date or applicable Term Loan Maturity Date, as the case may be.

(e) If the Issuing Bank shall not have received from the Borrower the payment required to be made by Section 2.23(e) within the time specified in such Section, the Issuing Bank will promptly notify the Agent of the L/C Disbursement and the Agent will promptly notify each Revolving Credit Lender of such L/C Disbursement and its Pro Rata Percentage thereof. Each Revolving Credit Lender shall pay by wire transfer of immediately available funds to the Agent not later than 2:00 p.m., New York City time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon), New York City time, on any day, not later than 10:00 a.m., New York City time, on the immediately following Business Day), an amount equal to such Lender’s Pro Rata Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan of such Lender and such payment shall be deemed to have reduced the L/C Exposure), and the Agent will promptly pay to the Issuing Bank amounts so received by it from the Revolving Credit Lenders. The Agent will promptly pay to the Issuing Bank any amounts received by it from the Borrower pursuant to Section 2.23(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (e); any such amounts received by the Agent thereafter will be promptly remitted by the Agent to the Revolving Credit Lenders that shall have made such payments and to the Issuing Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its Pro Rata Percentage of such L/C Disbursement available to the Agent as provided above, such Lender and the Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Agent for the account of the Issuing Bank at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.12(a), and (ii) in the case of such Lender, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

SECTION 2.03. Requests for Borrowing. (a) In order to request a Borrowing (other than a Swingline Loan or a deemed Borrowing pursuant to Section 2.02(e), as to which this Section 2.03 shall not apply), the Borrower shall notify the Agent of such request either in writing by delivery of a Borrowing Request (by hand or facsimile) signed by the Borrower or by telephone (to be confirmed promptly by hand delivery or facsimile of written notice) not later than 11:00 a.m., New York City time, (A) in the case of a LIBO Rate Borrowing, three (3) Business Days before a proposed Borrowing (or such later time as shall be acceptable to the Agent) and (B) in the case of an ABR Borrowing, one (1) Business Day before a proposed Borrowing (or such later time as shall be acceptable to the Agent). Each such telephonic and written Borrowing Request shall be irrevocable and shall specify the following information in compliance with Section 2.01:

(i) the aggregate amount of the requested Borrowing;

(ii) the date of the Borrowing, which shall be a Business Day;

(iii) whether the Borrowing then being requested is to be a Tranche B Term Borrowing, a Tranche C Term Borrowing, an Incremental Term Borrowing, a Revolving Borrowing or an Incremental Revolving Credit Borrowing, and whether such Borrowing is to be an ABR Borrowing or a LIBO Rate Borrowing;

(iv) in the case of a LIBO Rate Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v) the location and number of the Borrower’s account to which funds are to be disbursed;

provided, however, that notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02 and Section 2.04.

(b) If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any LIBO Rate Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of the Borrowing Request in accordance with this Section, the Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. Funding of Borrowings. (a) Except with respect to Swingline Loans and Loans made pursuant to Section 2.02(e), each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 (noon), New York City time, to the account of the Agent most recently designated by it for such purpose by notice to the Lenders.

(b) Unless the Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Agent such Lender’s share of such Borrowing, the Agent may assume that such Lender has made such share available on the date of such Borrowing in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Borrowing available to the Agent, then the applicable Lender and the Borrower severally agree to pay to the Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitments or to prejudice any rights which the Agent or the Borrower or any Loan Party may have against any Lender as a result of any default by such Lender hereunder.

SECTION 2.05. Type; Interest Elections. (a) Loans shall initially be of the Type specified in the applicable Borrowing Request and, in the case of a LIBO Rate Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert all or any portion of any Borrowing (subject to the minimum amounts for Borrowings of the applicable Type specified in Section 2.02(c)) to a different Type or to continue such Borrowing and, in the case of a LIBO Rate Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the

Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the Borrower shall notify the Agent of such election by telephone (i) in the case of an election to convert to or continue as a LIBO Rate Borrowing, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of the proposed conversion or continuation or (ii) in the case of an election to convert to or continue as an ABR Borrowing, not later than 10:00 a.m., New York City time, on the date of the proposed conversion or continuation. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Agent of a written Interest Election Request in a form approved by the Agent and signed by the Borrower.

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a LIBO Rate Borrowing; and

(iv) if the resulting Borrowing is a LIBO Rate Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a LIBO Rate Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a LIBO Rate Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default of the type set forth in clauses (a) or (b) of Article VII (without giving effect to any grace period set forth therein) has occurred and is continuing and the Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing,

(i) no outstanding Borrowing may be converted to or continued as a LIBO Rate Borrowing and (ii) unless repaid, each LIBO Rate Borrowing shall be converted to an ABR Borrowing at the end of the then current Interest Period applicable thereto.

SECTION 2.06. Termination and Reduction of Commitments. (a) The Term Loan Commitments shall automatically terminate upon the making of the Term Loans on the Restatement Date. The Revolving A Credit Commitments shall automatically terminate on the Revolving A Credit Maturity Date and the Revolving B Credit Commitments and the Swingline Commitment shall automatically terminate on the Revolving B Credit Maturity Date. The L/C Commitment shall automatically terminate on the earlier to occur of (i) the termination of the Revolving Credit Commitments and (ii) the date that is 30 days prior to the Revolving B Credit Maturity Date.

(b) Upon at least three Business Days’ prior irrevocable written or fax notice (or telephonic notice promptly confirmed by written notice) to the Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Term Loan Commitments or the Revolving Credit Commitments; provided, however, that (i) each partial reduction of the Term Loan Commitments or the Revolving Credit Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $1,000,000, (ii) the Total Revolving Credit Commitment shall not be reduced to an amount that is less than the Aggregate Revolving Credit Exposure at the time, and (iii) the Borrower may condition a notice of termination of all of the Commitments upon the effectiveness of a replacement financing.

(c) Each reduction in the Term Loan Commitments or the Revolving Credit Commitments hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments; provided that until the Revolving A Credit Maturity Date, any such reduction of any Revolving Credit Commitments hereunder shall be allocated first, ratably to the Revolving A Credit Lenders in accordance with their respective Revolving A Pro Rata Percentages. The Borrower shall pay to the Agent for the account of the applicable Lenders, on the date of termination of the Commitments of any Class, all accrued and unpaid Commitment Fees relating to such Class to but excluding the date of such termination.

SECTION 2.07. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to each Lender, through the Agent, (i) the principal amount of each Term Loan of such Lender as provided in Section 2.08, (ii) the then unpaid principal amount of each Revolving A Loan of such Lender on the Revolving A Credit Maturity Date and (iii) the then unpaid principal amount of each Revolving B Loan of such Lender on the Revolving B Credit Maturity Date. The Borrower hereby promises to pay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the Revolving B Credit Maturity Date, provided that on each date that a Revolving Credit Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in substantially the form of Exhibit F hereto. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein and its registered assigns.

SECTION 2.08. Repayment of Term Borrowings. (a) (i) The Borrower shall pay to the Agent, for the account of the Tranche B Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day, a principal amount of the Tranche B Term Loans (as adjusted from time to time pursuant to Sections 2.08(c), 2.09(c), 2.10(h) and 2.24(d)) equal to the percentage set forth below for such date of the aggregate principal amount of the Tranche B Term Loans outstanding on the Restatement Date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

DATE	SCHEDULED TRANCHE B TERM LOAN REPAYMENTS
March 31, 2013	0.25%
June 30, 2013	0.25%
September 30, 2013	0.25%
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%

DATE	SCHEDULED TRANCHE B TERM LOAN REPAYMENTS
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
Tranche B Maturity Date	Remainder

(ii) The Borrower shall pay to the Agent, for the account of the Tranche C Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day, a principal amount of the Tranche C Term Loans (as adjusted from time to time pursuant to Sections 2.08(c), 2.09(c), 2.10(h) and 2.24(d)) equal to the percentage set forth below for such date of the aggregate principal amount of the Tranche C Term Loans outstanding on the Restatement Date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

DATE	SCHEDULED TRANCHE C TERM LOAN REPAYMENTS
March 31, 2013	0.25%
June 30, 2013	0.25%
September 30, 2013	0.25%
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%

DATE	SCHEDULED TRANCHE C TERM LOAN REPAYMENTS
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
Term Loan Maturity Date	Remainder

(b) The Borrower shall pay to the Agent, for the account of the Incremental Term Lenders, on each Incremental Term Loan Repayment Date, a principal amount of the Other Term Loans (as adjusted from time to time pursuant to Sections 2.08(c), 2.09(c), 2.10(h) and 2.24(d)) equal to the amount set forth for such date in the applicable Incremental Term Loan Assumption Agreement, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. To the extent not previously paid, all Incremental Term Loans shall be due and payable on the applicable Incremental Term Loan Maturity Date and all Incremental Revolving Loans shall be due and payable on the applicable Incremental Revolving Credit Maturity Date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(c) In the event and on each occasion that any Term Loan Commitment (other than any Incremental Term Loan Commitment) shall be reduced or shall expire or terminate other than as a result of the making of a Term Loan, the principal amount payable on the Term Loan Maturity Date shall be reduced pro rata by an aggregate amount equal to the amount of such reduction, expiration or termination.

(d) All repayments pursuant to this Section 2.08 shall be subject to Section 2.15, but shall otherwise be without premium or penalty.

SECTION 2.09. Optional Prepayment of Loans. (a) Upon prior notice in accordance with paragraph (b) of this Section, the Borrower shall have the right at any time and from time to time to prepay any Borrowing of any Class in whole or in part without premium or penalty (but subject to Section 2.15 and Section 2.09(d)); provided that each partial prepayment shall be in an amount that is an integral multiple of $100,000 and not less than $500,000.

(b) The Borrower shall notify the Agent by telephone (confirmed by facsimile) of any prepayment hereunder (i) in the case of prepayment of a LIBO Rate Borrowing, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the day of prepayment. Each such notice shall be irrevocable (except that any such notice may be conditioned upon the effectiveness of a new financing) and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and the Class(es) and Type(s) of Loans to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest as required by Section 2.12; provided, however, that in the case of a prepayment of an ABR Revolving Loan or a Swingline Loan that is not made in connection with a termination of the Revolving Credit Commitments, the accrued and unpaid interest on the principal amount prepaid shall be payable on the next scheduled Interest Payment Date with respect to such ABR Revolving Loan or Swingline Loan.

(c) Optional prepayments of Term Loans pursuant to Section 2.09(a) shall be applied against the remaining installments of principal in respect of the Class of Term Loans scheduled to be paid as directed by the Borrower.

(d) If, prior to the first anniversary of the Restatement Date, (i) all or any portion of the Term Loans is prepaid substantially concurrently with the proceeds of, or the Term Loans are converted into, any new or replacement tranche of term loan Indebtedness (including any Incremental Term Loans incurred pursuant to Section 2.22) that has an effective interest rate or weighted average yield (to be determined in the reasonable discretion of the Agent consistent with generally accepted financial practices, after giving effect to margins, “LIBOR floors”, upfront or similar fees or original issue discount shared with all lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof) less than the effective interest rate or weighted average yield (to be determined in the reasonable discretion of the Agent consistent with generally accepted financial practices, on the same basis as above) of the Term Loans being prepaid or converted, or (ii) a Non-Consenting Lender must assign its Term Loans pursuant to Section 9.02(e) or otherwise as a result of its failure to consent to an amendment that is passed and reduces the effective interest rate or weighted average yield (taking into account any “LIBOR floor”) then in effect with respect to the Term Loans, then in each case the aggregate principal amount so prepaid, converted, assigned or repaid will be subject to a fee payable by the Borrower equal to 1% of the principal amount thereof.

(e) Notwithstanding anything to the contrary contained in this Section 2.09, so long as no Default has occurred and is continuing or would result therefrom, the Borrower may repurchase outstanding Term Loans on the following basis:

(i) the Borrower may make one or more offers (each, an “Offer”) to repurchase all or any portion of the Term Loans (the “Offer Loans”); provided that (A) the Borrower delivers to the Agent (for distribution to such Lenders) a notice of the aggregate principal amount of the Offer Loans that will be subject to such Offer no later than 12:00 (noon), New York City time, at least five Business Days (or such shorter period as may be agreed to by the Agent) in advance of the proposed consummation date of such Offer indicating (1) the last date on which such Offer may be accepted, (2) the maximum principal amount of the Offer Loans the Borrower is willing to repurchase in the Offer, (3) the Class of such Offer Loans, (4) the range of discounts to par at which the Borrower is willing to repurchase the Offer Loans and (5) the instructions, consistent with this Section 2.09(e) with respect to the Offer, that a Term Lender must follow in order to have its Offer Loans repurchased; (B) the maximum dollar amount of each Offer shall be no less than $10,000,000 or whole multiples of $1,000,000 in excess thereof; (C) the Borrower shall hold such Offer open for a minimum period of three Business Days; (D) a Term Lender who elects to participate in the Offer may choose to tender all or part of such Term Lender’s Offer Loans; (E) the proceeds of Revolving Loans may not be used to fund any repurchase under this Section 2.09(e); (F) the Offer shall be made to the Term Lenders holding the Offer Loans on a pro rata basis in accordance with the respective principal amount of the Offer Loans then due and owing to the applicable Term Lenders; and (G) the Offer shall be conducted pursuant to such procedures as the Agent may reasonably establish; and

(ii) following a repurchase pursuant to this Section 2.09(e) by the Borrower, (A) the Offer Loans so repurchased shall, without further action by any Person, be deemed cancelled for all purposes and no longer outstanding for all purposes of this Agreement and all the other Loan Documents and (B) the Borrower will promptly advise the Agent of the total amount of Offer Loans that were repurchased from each Lender who elected to participate in the Offer.

SECTION 2.10. Mandatory Prepayment of Loans. (a) In the event of any termination of all the Revolving Credit Commitments, the Borrower shall, on the date of such termination, repay or prepay all its outstanding Revolving Credit Borrowings and all outstanding Swingline Loans and replace all (or make other arrangements, including providing cash collateral or a supporting letter of credit, acceptable to the Issuing Bank in its sole discretion, with respect thereto) outstanding Letters of Credit. If as a result of any partial reduction of the Revolving Credit Commitments the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment after giving effect thereto, then the Borrower shall, on the date of such reduction, repay or prepay Revolving Credit Borrowings or Swingline Loans (or a combination thereof) and/or replace outstanding (or make such other arrangement with respect to) Letters of Credit in an amount sufficient to eliminate such excess.

(b) Upon the consummation of an Asset Sale, the Borrower shall apply 100% of the Net Cash Proceeds relating to such Asset Sale within 545 days (or such lesser number of days that may be applicable to the Net Cash Proceeds of such Asset Sale under any agreement governing Specified Secured Indebtedness) of receipt thereof either (i) to prepay Term Loans in accordance with Section 2.10(g) (provided that, if at the time of such prepayment, any portion of such Net Cash Proceeds is also required to be used to prepay, or to make an offer to prepay, any Specified Secured Indebtedness, then the Borrower shall only be required to prepay the Term Loans under this Section 2.10(b) with such Net Cash Proceeds equally and ratably with such Specified Secured Indebtedness); or (ii) to reinvest in Productive Assets (provided that this requirement shall be deemed satisfied if the Borrower or such Restricted Subsidiary by the end of such 545-day period has entered into a binding agreement under which it is contractually committed to reinvest in Productive Assets and such investment is consummated within 120 days from the date on which such binding agreement is entered into), or (iii) a combination of prepayment and investment permitted by the foregoing clauses (i) and (ii).

(c) [Intentionally Omitted.]

(d) No later than the earlier of (i) ninety (90) days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on September 30, 2014, and (ii) the date on which the financial statements with respect to such period are delivered pursuant to Section 5.01(a), the Borrower shall prepay outstanding Term Loans in accordance with Section 2.10(g) in an aggregate principal amount equal to 50% of Excess Cash Flow for the fiscal year then ended, minus Voluntary Prepayments made during such fiscal year; provided (x) that the amount of such prepayment shall be reduced to 25% of such Excess Cash Flow if the Consolidated Leverage Ratio at the end of such fiscal year shall be equal to or less than 5.00 to 1.00, but greater than 4.50 to 1.00, and (y) such prepayment shall not be required if the Consolidated Leverage Ratio at the end of such fiscal year shall be equal to or less than 4.50 to 1.00.

(e) In the event that any Loan Party or any subsidiary of a Loan Party shall receive Net Cash Proceeds from the issuance or incurrence of Indebtedness for money borrowed of any Loan Party or any subsidiary of a Loan Party (other than Permitted Indebtedness), the Borrower shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds by such Loan Party or such subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.10(g).

(f) With respect to mandatory prepayments of outstanding Term Loans under this Agreement made pursuant to this Section 2.10, each Term Lender may elect, by written notice to the Agent at the time and in the manner specified by the Agent, to decline all (but not less than all) of its pro rata share of such Term Loan prepayment, in which case the amounts so rejected may be retained by the Borrower.

(g) The Borrower shall deliver to the Agent, at the time of each prepayment required under this Section 2.10, (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three (3) days’ prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. Each prepayment of a Borrowing shall be applied ratably to the

Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest as required by Section 2.12. All prepayments of Borrowings under this Section 2.10 shall be subject to Section 2.15, but shall otherwise be without premium or penalty.

(h) Mandatory prepayments of outstanding Term Loans under this Agreement shall be allocated ratably among the Tranche B Term Loans, the Tranche C Term Loans and the Other Term Loans, if any, and shall be applied pro rata against the remaining scheduled installments of principal due in respect of the Tranche B Term Loans, Tranche C Term Loans and the Other Term Loans; provided that, if at the time of any prepayment pursuant to this Section 2.10 there shall be Term Borrowings of different Types or Eurodollar Term Borrowings with different Interest Periods, and if some but not all Term Lenders shall have accepted such mandatory prepayment, then the aggregate amount of such mandatory prepayment shall be allocated ratably to each outstanding Term Borrowing of the accepting Term Lenders. If no Term Lenders exercise the right to waive a given mandatory prepayment of the Term Loans pursuant to Section 2.10(f), then, with respect to such mandatory prepayment, the amount of such mandatory prepayment shall be applied first to Term Loans that are ABR Loans to the full extent thereof before application to Term Loans that are Eurodollar Loans in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.15.

SECTION 2.11. Fees. (a) The Borrower agrees to pay to each Lender, through the Agent, on the last Business Day of March, June, September and December in each year and on each date on which any Commitment of such Lender shall expire or be terminated as provided herein, a commitment fee (a “Commitment Fee”) equal to the Applicable Rate per annum in effect from time to time on the daily unused amount of the Revolving Credit Commitments of such Lender (other than the Swingline Commitment) during the preceding quarter (or other period commencing with the Closing Date or ending with the applicable Revolving Credit Maturity Date or the date on which the Revolving Credit Commitments of such Lender shall expire or be terminated, as applicable). All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the Closing Date and shall cease to accrue on the date on which the Commitment of such Lender shall expire or be terminated as provided herein. For purposes of calculating Commitment Fees only, no portion of the Revolving Credit Commitments shall be deemed utilized as a result of outstanding Swingline Loans.

(b) The Borrower agrees to pay to the Agent, for its own account, the agency fees set forth in the Engagement Letter, as amended, restated, supplemented or otherwise modified from time to time, or such agency fees as may otherwise be separately agreed upon by the Borrower and the Agent payable in the amounts and at the times specified therein or as so otherwise agreed upon (the “Agent Fees”).

(c) The Borrower agrees to pay (i) to each Revolving Credit Lender through the Agent, on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Credit Commitment of such Lender shall be terminated as provided herein, a fee (an “L/C Participation Fee”) calculated on such Lender’s Pro Rata Percentage of the daily aggregate L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements) during the preceding quarter (or shorter period commencing with the Closing Date or ending with the applicable Revolving Credit Maturity Date or the date on which all Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate per annum equal to the Applicable Rate from time to time used to determine the interest rate on Revolving Credit Borrowings of the applicable Class comprised of LIBO Rate Loans pursuant to Section 2.12, and (ii) to the Issuing Bank, with respect to each Letter of Credit, a fronting fee at a rate to be agreed upon by the Borrower and the Issuing Bank (which shall equal 0.25% per annum when the Issuing Bank is Credit Suisse AG) on the aggregate outstanding face amount of such Letter of Credit, and the standard issuance and drawing fees specified from time to time by the Issuing Bank (the “Issuing Bank Fees”). All L/C Participation Fees and Issuing Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. For the avoidance of doubt, the L/C Participation Fees payable to the Revolving A Credit Lenders shall be based on the Applicable Percentage for LIBO Rate Revolving A Loans, and the L/C Participation Fees payable to the Revolving B Credit Lenders shall be based on the Applicable Percentage for LIBO Rate Revolving B Loans.

(d) All Fees shall be paid on the dates due, in immediately available funds, to the Agent for distribution, if and as appropriate, among the Lenders, except that the Issuing Bank Fees shall be paid directly to the Issuing Bank. Once paid, none of the Fees shall be refundable under any circumstances absent manifest error in the calculation of such fees.

SECTION 2.12. Interest. (a) The Loans comprising each ABR Borrowing, including each Swingline Loan, shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each LIBO Rate Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default referred to in paragraphs (a), (b), (f) and (g) of Article VII, at the written request of the Required Lenders, any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder shall bear interest, payable on demand, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section. Payment or acceptance of the increased rates of interest provided for in this Section 2.12(c) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Agent or any Lender.

(d) Accrued interest on each Loan shall be payable to the applicable Lenders, through the Agent, in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment (except in the case of a prepayment of an ABR Revolving Loan or a Swingline Loan that is not made in connection with a termination of the Revolving Credit Commitments) and (iii) in the event of any conversion of any LIBO Rate Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.13. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a LIBO Rate Borrowing:

(a) the Agent determines (which determination shall be conclusive absent manifest error) that dollar deposits in the principal amount of the Loans comprising such Borrowing are not generally available in the London interbank market;

(b) the Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(c) the Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Agent shall promptly give notice thereof to the Borrower and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a LIBO Rate Borrowing pursuant to Section 2.03 or 2.05 shall be deemed to be a request for an ABR Borrowing.

SECTION 2.14. Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or the Issuing Bank (except any such reserve requirement reflected in the Adjusted LIBO Rate);

(ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition (other than Taxes) affecting this Agreement or LIBO Rate Loans made by such Lender or any Letter of Credit or participation therein; or

(iii) subject any Lender, the Issuing Bank or the Agent to any Taxes (other than Indemnified Taxes, Other Taxes and Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender, the Issuing Bank or the Agent of making or maintaining any LIBO Rate Loan or increase the cost to any Lender, the Issuing Bank or the Agent of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or the Agent hereunder (whether of principal, interest or otherwise), then, following delivery of the certificate contemplated by paragraph (c) of this Section, the Borrower will pay to such Lender, the Issuing Bank or the Agent, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or the Agent for such additional costs incurred or reduction suffered.

(b) If any Lender or the Issuing Bank determines that any Change in Law affecting such Lender or Issuing Bank or any lending office of such Lender or such Lender’s or Issuing Bank’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by the Issuing Bank pursuant hereto to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law other than due to Taxes, which shall be dealt with exclusively pursuant to Section 2.16 (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy), then from time to time following delivery of the certificate contemplated by paragraph (c) of this Section the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company as specified in paragraph (a) or (b) of this Section and setting forth in reasonable detail the manner in which such amount or amounts was determined shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e) For the avoidance of doubt, this Section 2.14 shall apply to all requests, rules, guidelines or directives concerning capital adequacy issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) of the United States financial regulatory authorities, regardless of the date adopted, issued, promulgated or implemented.

SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any LIBO Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBO Rate Loan or the conversion of the Interest Period with respect to any LIBO Rate Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any LIBO Rate Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any LIBO Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.18, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a LIBO Rate Loan, such loss, cost or expense to any Lender shall not include loss of profit or margin and shall be deemed to be the amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section and the basis therefor and setting forth in reasonable detail the manner in which such amount or amounts was determined shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

SECTION 2.16. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes except as required by applicable law; provided that if a Loan Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all such required deductions (including such deductions applicable to additional sums payable under this Section), the Agent, Lender or the Issuing Bank (as applicable) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall timely pay the full amount so deducted to the relevant Governmental Authority in accordance with applicable law. If at any time a Loan Party is required by applicable law to make any deduction or withholding from any sum payable hereunder, such Loan Party shall promptly notify the relevant Lender, Agent or the Issuing Bank upon becoming aware of the same. In addition, each Lender, Agent or the Issuing Bank shall promptly notify a Loan Party upon becoming aware of any circumstances as a result of which a Loan Party is or would be required to make any deduction or withholding from any sum payable hereunder.

(b) In addition, the Loan Parties shall pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Agent timely reimburse it for, any Other Taxes.

(c) Each Loan Party shall indemnify the Agent and each Lender or the Issuing Bank, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Agent, such Lender or the Issuing Bank, as applicable, on or with respect to any payment by or on account of any obligation of such Loan Party hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses (other than those incurred as a result of the gross negligence or willful misconduct of such Agent, Lender or Issuing Bank) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

(d) Each Lender shall severally indemnify the Agent, within ten (10) days after written demand therefor, for the full amount of (i) any Excluded Taxes attributable to such Lender, (ii) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), and (iii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register, in each case, that are payable or paid by the Agent on or with respect to any payment by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Excluded Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to a Lender by the Agent shall be conclusive absent manifest error.

(e) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

(f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments under any Loan Document shall deliver to the Borrower and the Agent, at the time or times prescribed by applicable law or as reasonably requested by the Borrower or the Agent, such properly completed and executed documentation prescribed by applicable law or as reasonably requested by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate.

(ii) Without limiting the generality of the foregoing, any Lender shall, if it is legally eligible to do so, deliver to the Borrower and the Agent, on or prior to the date on which such Lender becomes a party hereto, two duly signed, properly completed copies of whichever of the following is applicable:

(A) in the case of a Lender that is not a Foreign Lender, IRS Form W-9;

(B) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (1) with respect to payments of interest under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(C) in the case of a Foreign Lender for whom payments under any Loan Document constitute income that is effectively connected with such Lender’s conduct of a trade or business in the United States, IRS Form W-8ECI;

(D) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code both (1) IRS Form W-8BEN and (2) a certificate (a “U.S. Tax Certificate”) to the effect that such Lender is not (a) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (b) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (c) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (d) conducting a trade or business in the United States with which the relevant interest payments are effectively connected;

(E) in the case of a Foreign Lender that is not the beneficial owner of payments made under any Loan Document (including a partnership or a Participant) (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D), (F) and (G) of this paragraph (f)(ii) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Lender; provided, however, that if the Lender is a partnership and one or more of its partners are claiming the exemption for portfolio interest under Section 881(c) of the Code, such Lender may provide a U.S. Tax Certificate on behalf of such partners;

(F) if a payment made to a Foreign Lender under any Loan Document would be subject to any withholding Taxes as a result of such Foreign Lender’s failure to comply with the requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code), at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Foreign Lender has or has not complied with such Foreign Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment; or

(G) any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. Federal withholding Tax together with such supplementary documentation necessary to enable the Borrower or the Agent to determine the amount of Tax (if any) required by law to be withheld.

(iii) Thereafter and from time to time, each Foreign Lender shall (A) promptly submit to the Borrower and the Agent such additional duly completed and signed copies of one or more of forms or certificates described in Section 2.16(f)(ii)(A), (B), (C), (D), (E), (F) or (G) above (or such successor forms or certificates as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States Laws and regulations to avoid, or such evidence as is reasonably satisfactory to the Borrower and the Agent of any available exemption from, or reduction of, United States withholding Taxes in respect of all payments to be made to such Foreign Lender by the Borrower or other Loan Party pursuant to this Agreement, or any other Loan Document, in each case, (1) on or before the date that any such form, certificate or other evidence expires or becomes obsolete, (2) after the occurrence of any event requiring a change in the most recent form, certificate or evidence previously delivered by it to the Borrower and (3) from time to time thereafter if reasonably requested by the Borrower or the Agent, and (B) promptly notify the Borrower and the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(g) If the Agent, a Lender or the Issuing Bank determines, in good faith in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which such Loan Party has paid additional amounts pursuant to this Section 2.16, it shall pay over such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 2.16 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent, such Lender or the Issuing Bank (including any Taxes imposed with respect to such refund) as is determined by the Agent, such Lender, or the Issuing Bank in good faith in its sole discretion, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Loan Party, upon the request of the Agent, such Lender or the Issuing Bank, agrees to repay as soon as reasonably practicable the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent, such Lender or the Issuing Bank in the event the Agent, such Lender or the Issuing Bank is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Agent, any Lender or the Issuing Bank to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to such Loan Party or any other Person.

(h) If the Borrower determines in good faith that a reasonable basis exists for contesting any Indemnified Taxes or Other Taxes for which additional amounts have been paid under this Section 2.16, the relevant Lender, the Agent or the Issuing Bank shall reasonably cooperate with the Borrower in challenging such Indemnified Taxes or Other Taxes, at the Borrower’s expense, if reasonably requested by the Borrower in writing.

SECTION 2.17. Payments Generally; Allocation of Proceeds; Sharing of Set-offs. (a) Unless otherwise specified, the Borrower shall make each payment required to be made by it hereunder and under any other Loan Document (whether of principal, interest or fees, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to 12:00 (noon), New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments (other than (i) Issuing Bank Fees, which shall be paid directly to the Issuing

Bank, and (ii) principal of and interest on Swingline Loans, which shall be paid directly to the Swingline Lender except as otherwise provided in Section 2.22(f)) shall be made to the Agent to the applicable account designated to the Borrower by the Agent, except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto. The Agent shall distribute any such payments received by it, except as otherwise provided, for the account of any other Person to the appropriate recipient promptly following receipt thereof. Except as otherwise expressly provided herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars. Any payment required to be made by the Agent hereunder shall be deemed to have been made by the time required if the Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Agent to make such payment.

(b) [Intentionally Omitted.]

(c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or any of its L/C Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon and L/C Disbursements than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and L/C Disbursements of other Lenders at such time outstanding to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and L/C Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or L/C Disbursements to any assignee or participant, other than to Holdings, the Borrower or any subsidiary thereof (as to which the provisions of this paragraph shall apply, except as otherwise contemplated by Section 2.09(e)). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders that the Borrower will not make such payment, the Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Sections 2.04(a), 2.17(c) or 9.03(c), then the Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

(f) Except as otherwise provided herein, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees or the L/C Participation Fees, each reduction of the Term Loan Commitments or the Revolving Credit Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans or participations in L/C Disbursements, as applicable). Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount

SECTION 2.18. Mitigation Obligations; Replacement of Lenders. (a) If any Lender or the Issuing Bank requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority for the account of any Lender or the Issuing Bank pursuant to Section 2.16, then such Lender or the Issuing Bank shall use reasonable efforts to designate a different lending office for funding or booking its Loans or issuing Letters of Credit hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender or the Issuing Bank, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as applicable, in the future and (ii) would not subject such Lender or the Issuing Bank to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the Issuing Bank in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the Issuing Bank in connection with any such designation or assignment.

(b) In the event (i) any Lender or the Issuing Bank requests compensation under Section 2.14, (ii) the Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority for the account of any Lender or the Issuing Bank pursuant to Section 2.16 or (iii) any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender or the Issuing Bank and the Agent, replace such Lender or the Issuing Bank by requiring such Lender or the Issuing Bank to assign and delegate (and such Lender or the Issuing Bank shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such Lender or the Issuing Bank shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (ii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender or the Issuing Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or the Issuing Bank or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 2.19. Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for such Lender or its applicable lending office to make or maintain any LIBO Rate Loans, then, on notice thereof by such Lender to the Borrower through the Agent, any obligations of such Lender to make or continue LIBO Rate Loans or to convert ABR Borrowings to LIBO Rate Borrowings shall be suspended until such Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Agent), either convert all LIBO Rate Borrowings of such Lender to ABR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBO Rate Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the determination of such Lender, otherwise be disadvantageous to it.

SECTION 2.20. [Intentionally Omitted.]

SECTION 2.21. [Intentionally Omitted.]

SECTION 2.22. Swingline Loans. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, the Swingline Lender agrees to make loans to the Borrower at any time and from time to time on and after the Closing Date and until the earlier of the Revolving B Credit Maturity Date and the termination of the Revolving Credit Commitments in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of all Swingline Loans exceeding $25,000,000 in the aggregate or (ii) the Aggregate Revolving Credit Exposure, after giving effect to any

Swingline Loan, exceeding the Total Revolving Credit Commitment. Each Swingline Loan shall be in a principal amount that is an integral multiple of $100,000 and not less than $100,000. The Swingline Commitment may be terminated or reduced from time to time as provided herein. Within the foregoing limits, the Borrower may borrow, pay or prepay and reborrow Swingline Loans hereunder, subject to the terms, conditions and limitations set forth herein.

(b) The Borrower shall notify the Swingline Lender by fax, or by telephone (confirmed by fax), not later than 12:00 (noon), New York City time, on the day of a proposed Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such Swingline Loan and the wire transfer instructions for the account of the Borrower to which the proceeds of such Swingline Loan should be transferred. The Swingline Lender shall promptly make each Swingline Loan by wire transfer to the account specified by the Borrower in such request.

(c) The Borrower shall have the right at any time and from time to time to prepay any Swingline Loan, in whole or in part, upon giving written or fax notice (or telephonic notice promptly confirmed by written notice) to the Swingline Lender and to the Agent before 12:00 (noon), New York City time, on the date of prepayment at the Swingline Lender’s address for notices specified in its Administrative Questionnaire.

(d) Each Swingline Loan shall be an ABR Loan and, subject to the provisions of Section 2.12(c), shall bear interest at the rate provided for the ABR Revolving Loans as provided in Section 2.12(a).

(e) Notwithstanding anything contained herein to the contrary, any reduction of the Revolving Credit Commitments made pursuant to Section 2.06 which reduces the aggregate Revolving Credit Commitment to an amount less than the then current amount of the Swingline Commitment shall result in an automatic corresponding reduction of the Swingline Commitment such that the amount thereof equals the amount of the Revolving Credit Commitment, as so reduced, without any further action on the part of the Borrower, the Agent or the Swingline Lender.

(f) The Swingline Lender may by written notice given to the Agent not later than 11:00 a.m., New York City time, on any Business Day require the Revolving Credit Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding; provided that any such participations shall be allocated ratably to each Revolving Credit Lender according to the Total Pro Rata Percentages of each Revolving Credit Lender. Such notice shall specify the aggregate amount of Swingline Loans in which the Revolving Credit Lenders will participate. The Agent will, promptly upon receipt of such notice, give notice to each Revolving Credit Lender, specifying in such notice such Lender’s Pro Rata Percentage of such Swingline Loan or Loans. In furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Agent, for the account of the Swingline Lender, such Revolving Credit Lender’s Pro Rata Percentage of such Swingline Loan or Loans. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Credit Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.04(a) with respect to Loans made by such Lender (and Section 2.04(a) shall apply, mutatis mutandis, to the payment obligations of the Lenders) and the Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph and thereafter payments in respect of such Swingline Loan shall be made to the Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Agent; any such amounts received by the Agent shall be promptly remitted by the Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower (or other party liable for obligations of the Borrower) of any default in the payment thereof.

(g) The Borrower may, at any time and from time to time with the consent of the Agent (which consent shall not be unreasonably withheld) and such Revolving Credit Lender, designate one or more additional Revolving Credit Lenders to act as the swingline lender under the terms of this Agreement. Any Revolving Credit Lender designated as the swingline lender pursuant to this paragraph (g) shall be deemed to be the “Swingline Lender” (in addition to being a Revolving Credit Lender) in respect of Swingline Loans made or to be made by such Revolving Credit Lender.

SECTION 2.23. Letters of Credit. (a) The Borrower may request the issuance of a Letter of Credit for its own account or for the account of any Subsidiary, in a form reasonably acceptable to the Agent and the Issuing Bank, at any time and from time to time while the L/C Commitments remain in effect as set forth in Section 2.06(a). This Section shall not be construed to impose an obligation upon (i) the Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement or (ii) Credit Suisse AG or any of its Affiliates to issue documentary or “trade” Letters of Credit (as opposed to “standby” Letters of Credit). Notwithstanding any provision of this Agreement to the contrary, (x) on the Restatement Date, all Existing Letters of Credit shall be deemed to be Letters of Credit issued under this Agreement as of the Restatement Date and (y) from and after June 1, 2013, neither Credit Suisse AG nor any of its Affiliates shall be obligated to issue, extend or renew any Letters of Credit under this Agreement.

(b) In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the Borrower shall hand deliver or fax to the Issuing Bank and the Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. The Issuing Bank shall promptly (i) notify the Agent in writing of the amount and expiry date of each Letter of Credit issued by it and (ii) provide a copy of each such Letter of Credit (and any amendments, renewals or extensions thereof) to the Agent. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (i) the L/C Exposure shall not exceed $125,000,000 and (ii) the Aggregate Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment. The Issuing Bank shall promptly notify each relevant Revolving Credit Lender of the issuance, amendment, renewal, expiration or termination of any Letter of Credit hereunder and, upon request by any Revolving Credit Lender, furnish to such Lender details of such Letter of Credit and the amount of such Lender’s participation therein.

(c) Each Letter of Credit shall expire at the close of business on the earlier of the date one year after the date of the issuance of such Letter of Credit (or such later date as is acceptable to the Issuing Bank in its sole discretion) and the date that is five Business Days prior to the Revolving B Credit Maturity Date, unless such Letter of Credit expires by its terms on an earlier date; provided that a Letter of Credit may, upon the request of the Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Revolving B Credit Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least 30 days prior to the then-applicable expiration date that such Letter of Credit will not be renewed.

(d) By the issuance of a Letter of Credit and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Credit Lender, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit (or, in the case of the Existing Letters of Credit, effective upon the Restatement Date). In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of the Issuing Bank, such Lender’s Pro Rata Percentage of each L/C Disbursement made by the Issuing Bank and not reimbursed by the Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(e). The participations provided for in this Section 2.23(d) and the reimbursements provided for in Section 2.23(e) shall be allocated ratably to each Revolving Credit Lender according to the Total Revolving Pro Rata Percentages of each such Revolving Credit Lender. On the Revolving A Credit Maturity Date, unless the Revolving Credit Commitments shall have been terminated, the participations of the Revolving A Credit Lenders provided for in this paragraph shall be reallocated to the Revolving B Credit Lenders ratably in accordance with their Revolving B Pro Rata Percentage. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall pay to the Agent (or directly to the Issuing Bank, with concurrent notice to the Agent) an amount equal to such L/C Disbursement not later than two hours after the Borrower shall have received notice from the Issuing Bank that payment of such draft will be made, or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day.

(f) The Borrower’s obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

(i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

(iii) the existence of any claim, setoff, defense or other right that the Borrower, any other party guaranteeing, or otherwise obligated with, the Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, the Issuing Bank, the Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

(iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

(vi) any other act or omission to act or delay of any kind of the Issuing Bank, the Lenders, the Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the Borrower’s obligations hereunder.

Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrower hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of the Issuing Bank. However, the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) the Issuing Bank’s exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of the Issuing Bank.

(g) The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall as promptly as possible give telephonic notification, confirmed by fax, to the Agent and the Borrower of such demand for payment and whether the Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Credit Lenders with respect to any such L/C Disbursement. The Agent shall promptly give each Revolving Credit Lender notice thereof.

(h) If the Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of the Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by the Borrower and the date on which interest shall commence to accrue thereon as provided in Section 2.02(e), at the rate per annum that would apply to such amount if such amount were an ABR Revolving Loan.

(i) The Issuing Bank may resign at any time by giving 30 days’ prior written notice to the Agent, the Lenders and the Borrower, and may be removed at any time by the Borrower by notice to the Issuing Bank, the Agent and the Lenders. Subject to the next succeeding paragraph, upon the acceptance of any appointment as the Issuing Bank hereunder by a Lender that shall agree to serve as successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank and the retiring Issuing Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Borrower shall pay all accrued and unpaid fees pursuant to Section 2.11(c)(ii). The acceptance of any appointment as the Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrower and the Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of the Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

(j) If any Event of Default shall occur and be continuing, the Borrower shall, on the Business Day it receives notice from the Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Credit Lenders, an amount in cash equal to the L/C Exposure as of such date; provided, however, that the obligation to deposit such cash shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (f) or (g) of Article VII. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Agent to reimburse the Issuing Bank for L/C Disbursements for which it has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Exposure at such time and (iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

(k) The Borrower may, at any time and from time to time with the consent of the Agent (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as an issuing bank under the terms of this Agreement. Any Lender designated as an issuing bank pursuant to this paragraph (k) shall be deemed to be an “Issuing Bank” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Bank and such Lender.

(l) The Borrower, the Issuing Banks and the Agent may agree to such additional provisions with respect to Letters of Credit and such provisions shall be deemed to be incorporated into this Section 2.23 so long as such additional provisions are not adverse to any Revolving Credit Lender.

SECTION 2.24. Increase in Commitments. (a) The Borrower may, by written notice to the Agent from time to time, request Incremental Term Loan Commitments and Incremental Revolving Credit Commitments in amounts not to exceed the Incremental Term Loan Amount or the Incremental Revolving Credit Amount, as applicable, from one or more Incremental Term Lenders or Incremental Revolving Credit Lenders, as applicable, which may include any existing Lender (each of which shall be entitled to agree or decline to participate in its sole discretion); provided that each Incremental Term Lender and Incremental Revolving Credit Lender, if not already a Lender hereunder, shall be subject to the approval of the Agent (which approval shall not be unreasonably withheld). Such notice shall set forth (i) the amount of the Incremental Term Loan Commitments or Incremental Revolving Credit Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $10,000,000 or equal to the remaining Incremental Term Loan Amount or Incremental Revolving Credit Amount, as applicable), (ii) the date on which such Incremental Term Loan Commitments or Incremental Revolving Credit Commitments are requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice, unless otherwise agreed to by the Agent) and (iii) (x) whether such Incremental Term Loan Commitments are to be Commitments to make Term Loans or commitments to make term loans with terms different from the Term Loans (“Other Term Loans”) and (y) whether such Incremental Revolving Credit Commitments are to be Commitments to make Revolving B Loans or commitments to make revolving loans with terms different from the Revolving B Loans (“Other Revolving Loans”).

(b) The Borrower may seek Incremental Term Loan Commitments and Incremental Revolving Credit Commitments from existing Lenders (each of which shall be entitled to agree or decline to participate in its sole discretion) and additional banks, financial institutions and other institutional lenders who will become Incremental Term Lenders and/or Incremental Revolving Credit Lenders, as applicable, in connection therewith. The Borrower and each Incremental Term Lender shall execute and deliver to the Agent an Incremental Term Loan Assumption Agreement and such other documentation as the Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender. The Borrower and each

Incremental Revolving Credit Lender shall execute and deliver to the Agent an Incremental Revolving Credit Assumption Agreement and such other documentation as the Agent shall reasonably specify to evidence the Incremental Revolving Credit Commitment of such Incremental Revolving Credit Lender. Each Incremental Term Loan Assumption Agreement and Incremental Revolving Credit Assumption Agreement shall specify the terms of the Incremental Term Loans or Incremental Revolving Loans, as applicable, to be made thereunder; provided that, without the prior written consent of the Required Lenders, (i) the final maturity date of any Other Term Loans shall be no earlier than the Tranche C Maturity Date and the final maturity date of any Other Revolving Loans shall be no earlier than the Revolving B Credit Maturity Date and (ii) the average life to maturity of any Other Term Loans shall be no shorter than the average life to maturity of the Tranche C Term Loans; and provided further that, if the initial yield on such Other Term Loans (as determined by the Agent to be equal to the sum of (x) the margin above the Adjusted LIBO Rate on such Other Term Loans (which shall be increased by the amount that any “LIBOR floor” applicable to such Other Term Loans on the date such Other Term Loans are made would exceed the Adjusted LIBO Rate (without giving effect to clause (a) in the definition thereof) that would be in effect for a three-month Interest Period commencing on such date) and (y) if such Other Term Loans are initially made at a discount or the Lenders making the same receive an upfront fee (other than a customary arrangement or underwriting fee) directly or indirectly from Holdings, the Borrower or any Subsidiary (the amount of such discount or upfront fee, expressed as a percentage of the Other Term Loans, being referred to herein as “OID”), the amount of such OID divided by the lesser of (x) the average life to maturity of such Other Term Loans and (y) four) exceeds by more than 50 basis points the sum of (A) the margin then in effect for LIBO Rate Term Loans of any Class (other than the Tranche B Term Loans) (which, with respect to the Term Loans of any such Class, shall be the sum of the Applicable Rate then in effect for such LIBO Rate Term Loans of such Class increased by the amount that any “LIBOR floor” applicable to such LIBO Rate Term Loans of such Class on the date such Other Term Loans are made would exceed the Adjusted LIBO Rate (without giving effect to clause (a) in the definition thereof) that would be in effect for a three-month Interest Period commencing on such date) plus (B) one-quarter of the amount of OID initially paid in respect of the Term Loans of such Class (the amount of such excess above 50 basis points being referred to herein as the “Yield Differential”), then the Applicable Rate then in effect for each such affected Class of Term Loans shall automatically be increased by the Yield Differential, effective upon the making of the Other Term Loans and (b) the Applicable Rate with respect to any Other Revolving Loans shall be equal to the Applicable Rate for the Revolving B Loans; provided that the Applicable Rate of the Revolving B Loans may be increased to equal the Applicable Rate for such Other Revolving Loans to satisfy the requirements of this clause (b). If the Applicable Rate for the Tranche C Term Loans is increased pursuant to the preceding sentence as a result of the incurrence of Other Term Loans, then the Applicable Rate for the Tranche B Term Loans shall be increased at the same time and by the same number of basis points as applicable to the increase in the Applicable Rate for the Tranche C Term Loans. The other terms of the Incremental Term Loans or the Incremental Revolving Loans, as applicable, and the Incremental Loan Assumption Agreement or the Incremental Revolving Credit Assumption Agreement, as applicable, to the extent not consistent with the terms applicable to the Term Loans and Revolving Loans hereunder, shall otherwise be reasonably satisfactory to the Agent and, to the extent that such Incremental Term Loan Assumption Agreement or Incremental Revolving Credit Assumption Agreement, as applicable, contains any covenants, events of default, representations or warranties or other rights or provisions that place greater restrictions on Holdings, the Borrower or the Restricted Subsidiaries or are more favorable to the Lenders making such Other Term Loans or Other Revolving Loans, as applicable, the existing Lenders shall be entitled to the benefit of such rights and provisions so long as such Other Term Loans or Other Revolving Loans, as applicable, remain outstanding and such additional rights and provisions shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if fully set forth herein, without any further action required on the part of any Person effective as of the date of such Incremental Term Loan Assumption Agreement or Incremental Revolving Credit Assumption Agreement, as applicable. The Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Assumption Agreement and Incremental Revolving Credit Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement or Incremental Revolving Credit Assumption Agreement, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment or Incremental Revolving Credit Commitment, as applicable, evidenced thereby as provided for in Section 9.02. Any such deemed amendment may be memorialized in writing by the Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

(c) Notwithstanding the foregoing, no Incremental Term Loan Commitment or Incremental Revolving Credit Commitment shall become effective under this Section 2.24 unless (i) on the date of such effectiveness, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower, (ii) the Agent shall have received legal opinions, board resolutions and other closing certificates and documentation consistent with those delivered on the Restatement Date, (iii) the Consolidated Net Leverage Ratio would be no greater than 6.00 to 1.00 and (iv) the Consolidated Secured Debt Ratio would be no greater than 4.00 to 1.00, in the case of each of clauses (iii) and (iv), after giving effect to such Incremental Term Loan Commitment and the Incremental Term Loans to be made thereunder and the application of the proceeds therefrom as if made and applied on such date.

(d) Each of the parties hereto hereby agrees that the Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans (other than Other Term Loans), when originally made, are included in each Borrowing of outstanding Tranche B Term Loans on a pro rata basis, and the Borrower agrees that Section 2.15 shall apply to any conversion of LIBO Rate Term Loans to ABR Term Loans reasonably required by the Agent to effect the foregoing. In addition, to the extent any Incremental Term Loans are not Other Term Loans, the scheduled amortization percentages under Section 2.08(a) shall be deemed to apply to the aggregate principal amount of such Incremental Term Loans on the date such Loans are made.

SECTION 2.25. Loan Modification Offers. (a) The Borrower may, by written notice to the Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders of one or more Classes of Loans and/or Commitments (each Class subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments pursuant to procedures reasonably specified by the Agent and reasonably acceptable to the Borrower. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days nor more than 30 Business Days after the date of such notice, unless otherwise agreed to by the Agent). Permitted Amendments shall become effective only with respect to the Loans and/or Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and/or Commitments of such Affected Class as to which such Lender’s acceptance has been made.

(b) The Borrower and each Accepting Lender shall execute and deliver to the Agent a Loan Modification Agreement and such other documentation as the Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the applicable Loans and/or Commitments of the Accepting Lenders of the Affected Class (including any amendments necessary to treat the applicable Loans and/or Commitments of the Accepting Lenders of the Affected Class as a new “Class” of loans and/or commitments hereunder). Notwithstanding the foregoing, no Permitted Amendment shall become effective under this Section 2.25 unless the Agent shall have received customary legal opinions, board resolutions and customary officers’ certificates reasonably satisfactory to the Agent.

(c) “Permitted Amendments” shall be (i) an extension of the final maturity date and/or a reduction or elimination of the scheduled amortization applicable to the applicable Loans and/or Commitments of the Accepting Lenders, (ii) (A) an increase in the Applicable Rate and/or Commitment Fee with respect to the applicable Loans and/or Commitments of the Accepting Lenders and/or (B) the payment of additional fees or other compensation to the Accepting Lenders, (iii) such amendments to this Agreement and the other Loan Documents as shall be appropriate, in the reasonable judgment of the Agent, to provide the rights and benefits of this Agreement and other Loan Documents to each new “Class” of loans and/or commitments resulting therefrom and (iv) additional amendments to the terms of this Agreement applicable to the applicable Loans and/or Commitments of the Accepting Lenders that are less favorable to such Accepting Lenders than the terms of this Agreement prior to giving effect to such Permitted Amendments and that are reasonably acceptable to the Agent; provided that if any such Permitted Amendment shall create a new Class of Revolving Credit Commitments, (A) the allocation of the participation exposure with respect to any then existing or subsequently issued or made Letter of Credit or Swingline Loan as between the commitments of such new “Class” and the Commitments of the then existing Revolving Credit Lenders shall be made on a ratable basis as between the commitments of such new “Class” and the Commitments of the then existing Revolving Credit Lenders and (B) the L/C Commitment and Swingline Commitment may not be extended without the prior written consent of the Issuing Bank or the Swingline Lender, as applicable.

SECTION 2.26. Refinancing Facilities. (a) The Borrower may, by written notice to the Agent from time to time, request the establishment hereunder of (i) a new Class of revolving commitments (the “Refinancing Revolving Commitments”) pursuant to which each Person providing such a commitment (a “Refinancing Revolving Lender”), which may include any existing Lender (each of which shall be entitled to agree or decline to participate in its sole discretion), will make revolving loans to the Borrower (“Refinancing Revolving Loans”) and acquire participations in the Letters of Credit and the Swingline Loans and (ii) one or more additional Classes of term loan commitments (the “Refinancing Term Loan Commitments”), pursuant to which each Person providing such a commitment (a “Refinancing Term Lender”) will make term loans to the Borrower (the “Refinancing Term Loans”); provided that (A) each Refinancing Revolving Lender and each Refinancing Term Lender shall be an Eligible Assignee and shall be subject to the approval of the Agent (which approval shall not be unreasonably withheld) and (B) each Refinancing Revolving Lender shall be subject to the approval of each Issuing Bank and the Swingline Lender (which approval shall not be unreasonably withheld), in each case, to the extent such consent, if any, would be required under the definition of “Eligible Assignee” for an assignment of Loans or Commitments, as applicable, to such Refinancing Revolving Lender and such Refinancing Term Lender, as applicable.

(b) The Borrower and each Refinancing Lender shall execute and deliver to the Agent a Refinancing Facility Agreement and such other documentation as the Agent shall reasonably specify to evidence the Refinancing Commitments of each Refinancing Lender. Such Refinancing Financing Facility Agreement shall set forth, with respect to the Refinancing Commitments established thereby and the Refinancing Loans and other extensions of credit to be made thereunder, to the extent applicable: (i) the designation of such Refinancing Commitments and Refinancing Loans as a new “Class” of loans and/or commitments hereunder, (ii) the stated termination and maturity dates applicable to the Refinancing Commitments or Refinancing Loans of such Class; provided that such stated termination and maturity dates shall not be earlier than the Revolving B Credit Maturity Date (in the case of Refinancing Revolving Commitments and Refinancing Revolving Loans) or the Tranche C Maturity Date (in the case of Refinancing Term Loan Commitments and Refinancing Term Loans), (iii) in the case of any Refinancing Term Loans, any amortization applicable thereto and the effect thereon of any prepayment of such Refinancing Term Loans, (iv) the interest rate or rates applicable to the Refinancing Loans of such Class, (v) the fees applicable to the Refinancing Commitment or Refinancing Loans of such Class, (vi) in the case of any Refinancing Term Loans, any original issue discount applicable thereto, (vii) the initial Interest Period or Interest Periods applicable to Refinancing Loans of such Class and (viii) any voluntary or mandatory commitment reduction or prepayment requirements applicable to Refinancing Commitments or Refinancing Loans of such Class (which prepayment requirements, in the case of any Refinancing Term Loans, may provide that such Refinancing Term Loans may participate in any mandatory prepayment on a pro rata basis with the Term Loans, but may not provide for prepayment requirements that are more favorable to the Lenders holding such Refinancing Term Loans than to the Lenders holding Term Loans) and any restrictions on the voluntary or mandatory reductions or prepayments of Refinancing Commitments or Refinancing Loans of such Class. Except as contemplated by the preceding sentence, the terms of the Refinancing Revolving Commitments and Refinancing Revolving Loans and other extensions of credit thereunder shall be substantially the same as the Revolving B Credit Commitments and Revolving B Loans and other extensions of credit thereunder, and the terms of the Refinancing Term Loan Commitments and Refinancing Term Loans shall be substantially the same as the terms of the Tranche C Term Loan Commitments and the Tranche C Term Loans. The Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Facility Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Facility Agreement, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Refinancing Facility Agreement (including any amendments necessary to treat the applicable Loans and/or Commitments of the as a new “Class” of loans and/or commitments hereunder).

(c) Notwithstanding the foregoing, no Refinancing Commitments shall become effective under this Section 2.26 unless (i) on the date of such effectiveness, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower, (ii) the Agent shall have received legal opinions, board resolutions and other customary closing certificates consistent with those delivered on the Restatement Date, (iii) in the case of any Refinancing Revolving Commitments, substantially concurrently with the effectiveness thereof, all the Revolving Credit Commitments of a Class then in effect shall be terminated, and all the Revolving Loans then outstanding thereunder, together with all interest thereon, and all other amounts accrued for the benefit of the Revolving Credit Lenders of such Class, shall be repaid or paid (it being understood, however, that, with the written consent of the applicable Issuing Bank, any Letters of Credit issued by such Issuing Bank may continue to be outstanding hereunder), and the aggregate amount of such Refinancing Revolving Credit Commitments does not exceeded the aggregate amount of the Revolving Commitments so terminated and (iv) in the case of any Refinancing Term Loan Commitments, substantially concurrently with the effectiveness thereof, the Borrower shall obtain Refinancing Term Loans thereunder and shall repay or prepay then outstanding Term Borrowings of any Class in an aggregate principal amount equal to the aggregate amount of such Refinancing Term Loan Commitments (less the aggregate amount of accrued and unpaid interest with respect to such outstanding Term Borrowings and any reasonable fees, premium and expenses relating to such refinancing) (and any such prepayment of Term Borrowings of any Class shall be applied to reduce the subsequent scheduled repayments of Term Borrowings of such Class to be made pursuant to Section 2.08 on a pro rata basis).

SECTION 2.27. Permitted Conversions. (a) At any time prior to the Revolving A Credit Maturity Date, upon three Business Days’ prior irrevocable written or fax notice (or telephonic notice promptly confirmed by written notice) to the Borrower and the Agent, any Revolving A Credit Lender (a “Converting Lender”) may convert all (but not less than all) of its Revolving A Credit Commitments and outstanding Revolving A Credit Exposure (if any) into Revolving B Credit Commitments and Revolving B Credit Exposure, respectively (a “Permitted Conversion”), pursuant to procedures among the applicable Lenders reasonably specified by the Agent and reasonably acceptable to the Borrower. Such notice shall set forth the date on which such Permitted Conversion is requested to become effective. On the effective date of such Permitted Conversion, the Revolving A Credit Commitments and outstanding Revolving A Credit Exposure (including any outstanding Revolving A Loans) of the Converting Lender shall, without the need for any further action, be converted into Revolving B Credit Commitments and Revolving B Credit Exposure, and shall, from and after such date, be entitled to Commitment Fees, interest and L/C Participation Fees calculated at the Applicable Percentages for Revolving B Credit Commitments and shall mature on the Revolving B Credit Maturity Date.

(b) At any time prior to the Revolving A Credit Maturity Date, upon at least three Business Days’ prior irrevocable written or fax notice (or telephonic notice promptly confirmed by written notice) to the Agent, the Borrower may at any time increase the Revolving B Credit Commitment of one or more Revolving B Credit Lenders (each, a “Revolving B Credit Commitment Increase”), with the consent of such Revolving B Credit Lender (which shall be entitled to agree or decline to participate in its sole discretion), pursuant to procedures among the applicable Lenders reasonably specified by the Agent and reasonably acceptable to the Borrower; provided that (i) each Revolving B Credit Commitment Increase shall be in an integral multiple of $1,000,000 and in a minimum amount of $1,000,000, (ii) at the time of such Revolving B Credit Commitment Increase, the Revolving A Credit Commitments shall be reduced by an amount equal to the aggregate Revolving B Credit Commitment Increase (such reduction to be allocated ratably among the Revolving A Credit Lenders in accordance with their Revolving A Pro Rata Percentage pursuant to Section 2.06(c) and the notice required by this Section 2.27(b) being deemed to satisfy the notice requirement of Section 2.06(b) for purposes of such reduction); provided that the Revolving A Credit Commitments shall not be reduced to an amount that is less than the Revolving A Credit Exposure at such time and (iii) the Borrower shall have paid to the Agent for the account of the applicable Revolving A Credit Lenders, all accrued and unpaid Commitment Fees relating to such Class to but excluding the date of such reduction.

(c) At any time prior to the Revolving A Credit Maturity Date, the Borrower may request that any Revolving A Credit Lender convert all (but not less than all) of its Revolving A Credit Commitments and outstanding Revolving A Credit Exposure (if any) into Revolving B Credit Commitments and Revolving B Credit Exposure, respectively, and if such Revolving A Credit Lender shall fail to execute such documents necessary to convert its Revolving A Credit Commitments and outstanding Revolving A Credit Exposure (if any) into Revolving B Credit Commitments and Revolving B Credit Exposure within five Business Days of such request (such Revolving

A Credit Lender, a “Non-Consenting Converting Lender”), then the Borrower may require such Non-Consenting Converting Lender to assign and delegate all its interests, rights and obligations with respect to such Non-Consenting Converting Lender’s Revolving A Credit Commitments and outstanding Revolving A Credit Exposure at par to an Eligible Assignee that shall assume such interests, rights and obligations; provided that such Eligible Assignee shall consent at the time of such assignment to convert such Revolving A Credit Commitments and outstanding Revolving A Credit Exposure (if any) into Revolving B Credit Commitments and Revolving B Credit Exposure, pursuant to procedures among the applicable Lenders reasonably specified by the Agent and reasonably acceptable to the Borrower. On the effective date of such assignment by the applicable Non-Consenting Converting Lender to an Eligible Assignee, the Revolving A Credit Commitments and outstanding Revolving A Credit Exposure (including any outstanding Revolving A Loans) of such Eligible Assignee shall, without the need for any further action, be converted into Revolving B Credit Commitments and Revolving B Credit Exposure, and shall, from and after such date, be entitled to Commitment Fees, interest and L/C Participation Fees calculated at the Applicable Percentages for Revolving B Credit Commitments and shall mature on the Revolving B Credit Maturity Date.

SECTION 2.28. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) the Commitment Fee shall cease to accrue on the unused portion of the Revolving Credit Commitment of such Defaulting Lender pursuant to Section 2.11(a);

(b) the Revolving Credit Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders or Required Revolving Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided, that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of each Lender or each Lender affected thereby if such amendment, waiver or modification would adversely affect such Defaulting Lender compared to other similarly affected Lenders; provided further that no amendment, waiver or modification that would require the consent of a Defaulting Lender under clause (A), (B) or (C) of the second proviso of Section 9.02(b) may be made without the consent of such Defaulting Lender;

(c) if any Swingline Exposure or L/C Exposure exists at the time such Lender becomes a Defaulting Lender then:

(i) all or any part of the Swingline Exposure and L/C Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Pro Rata Percentages but only to the extent (A) the sum of all non-Defaulting Lenders’ Revolving Credit Exposure plus such Defaulting Lender’s Swingline Exposure and L/C Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Credit Commitments and (B) the Revolving Credit Exposure of each non-Defaulting Lender after giving effect to such reallocation does not exceed the Revolving Credit Commitment of such non-Defaulting Lender;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize for the benefit of each applicable Issuing Bank only the Borrower’s obligations corresponding to such Defaulting Lender’s L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) for so long as such L/C Exposure is outstanding;

(iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s L/C Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.11(c) with respect to such Defaulting Lender’s L/C Exposure during the period such Defaulting Lender’s L/C Exposure is cash collateralized except to the extent of such fees that became due and payable by the Borrower prior to the date such Lender became a Defaulting Lender (it being understood that any cash collateral provided pursuant to this Section 2.28(c) shall be released promptly following the termination of the Defaulting Lender status of the applicable Lender);

(iv) if the L/C Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.11(a) and Section Section 2.11(c) shall be adjusted in accordance with such non-Defaulting Lenders’ Pro Rata Percentages; and

(v) if all or any portion of such Defaulting Lender’s L/C Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all fees payable under Section 2.11(c) with respect to such Defaulting Lender’s L/C Exposure shall be payable to each applicable Issuing Bank until and to the extent that such L/C Exposure is reallocated and/or cash collateralized; and

(d) so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is reasonably satisfied that the related exposure and the Defaulting Lender’s then outstanding L/C Exposure will be 100% covered by the Revolving Credit Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.28(c), and participating interests in any newly made Swingline Loan or any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.28(c) (and such Defaulting Lender shall not participate therein).

In the event that the Agent, the Borrower, the Swingline Lender and each Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and L/C Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans), if any, as the Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Pro Rata Percentage, and such Lender shall then cease to be a Defaulting Lender with respect to subsequent periods unless such Lender shall thereafter become a Defaulting Lender.

ARTICLE III

Representations and Warranties

Each Loan Party represents and warrants to the Agent, the Issuing Bank and each of the Lenders that:

SECTION 3.01. Organization; Powers. Each of the Loan Parties and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own its property and assets and to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02. Authorization; Enforceability. The Transactions are within each applicable Loan Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, stockholder action of such Loan Party. Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, except to the extent that any such failure to obtain such consent or approval or to take any such action, would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate in any material respect any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (c) will not violate in any material respect or result in a default under the Senior Subordinated Notes Documents or any other material indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents and Permitted Liens.

SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders the consolidated balance sheet and statements of earnings, shareholders’ equity and cash flows of Holdings (i) as of and for the fiscal years ended September 30, 2010, 2011 and 2012, reported on by Ernst & Young LLP, independent public accountants, and (ii) as of and for the fiscal quarter ended December 31, 2012, certified by its chief financial officer (collectively, the “Historical Financial Statements”). Such Historical Financial Statements present fairly, in all material respects, the financial position and results of operations and cash flows of Holdings and its consolidated Subsidiaries, as of such dates and for such periods in accordance with GAAP, subject to the absence of footnotes and normal year-end adjustments in the case of the statements referred to in clause (ii) above.

(b) No event, change or condition has occurred that has had, or would reasonably be expected to have, a Material Adverse Effect since September 30, 2012.

SECTION 3.05. Properties. (a) As of the Restatement Date, Schedule 3.05(a) sets forth the address of each parcel of real property (or each set of parcels that collectively comprise one operating property) that is owned or leased by each Loan Party, together with a list of the lessors with respect to all such leased property.

(b) Each of the Borrower and each of the Subsidiaries has good and insurable fee simple title to, or valid leasehold interests in, or easements or other limited property interests in, all its real properties (including all Mortgaged Properties) and has good and marketable title to its personal property and assets, in each case, except where the failure to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such properties and assets are free and clear of Liens, other than Liens (i) permitted by Section 6.06 or (ii) arising by operation of law (which Liens, in the case of this clause (ii) would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect).

(c) Each of the Borrower and each of the Subsidiaries has complied with all obligations under all leases to which it is a party, except where the failure to comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and all such leases are in full force and effect, except leases in respect of which the failure to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Borrower and each of the Subsidiaries enjoys peaceful and undisturbed possession under all such leases, other than leases in respect of which the failure to enjoy peaceful and undisturbed possession would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) As of the Restatement Date, none of Holdings, the Borrower or any Subsidiary has received any notice of, nor has any knowledge of, any pending or contemplated condemnation proceeding affecting any material portion of the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation.

(e) To the Borrower’s knowledge, as of the Restatement Date, none of the Borrower or any Subsidiary is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein.

(f) Each of the Borrower and the Subsidiaries owns or possesses, or is licensed to use, all patents, trademarks, service marks, trade names and copyrights and all licenses and rights with respect to the foregoing, necessary for the present conduct of its business, without any conflict with the rights of others, and free from any burdensome restrictions on the present conduct of its business, except where such failure to own, possess or hold pursuant to a license or such conflicts and restrictions would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or except as set forth on Schedule 3.05(f).

SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits, proceedings or investigations by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting the Loan Parties or any of their Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any Loan Documents or the Transactions.

(b) Except for any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect (i) no Loan Party nor any of its Subsidiaries has received notice of any claim with respect to any Environmental Liability or knows of any basis for any Environmental Liability and (ii) no Loan Party nor any of its Subsidiaries (1) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law or (2) has become subject to any Environmental Liability.

SECTION 3.07. Compliance with Laws and Agreements; Licenses and Permits. (a) Each Loan Party is in compliance with all Requirements of Law applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b) Each Loan Party and its Subsidiaries has obtained and holds in full force and effect, all franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary or advisable for the operation of its businesses as presently conducted and as proposed to be conducted, except where the failure to have so obtained or hold or to be in force, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Loan Party or any of its Subsidiaries is in violation of the terms of any such franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval, except where any such violation, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.08. Investment Company Status. No Loan Party is an “investment company” as defined in, or is required to be registered under, the Investment Company Act of 1940.

SECTION 3.09. Taxes. Each Loan Party and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. ERISA. No ERISA Event has occurred in the five-year period prior to the date on which this representation is made or deemed made and is continuing or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, the present value of all accumulated benefit obligations under all Plans (based on the assumptions used for purposes of Financial Accounting Standards Board Accounting Standards Codification Topic 715) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plans, in the aggregate.

SECTION 3.11. Disclosure. (a) All written information (other than the Projections and estimates and information of a general economic nature) concerning Holdings, the Borrower, the Subsidiaries, the Transactions and any other transactions contemplated hereby included in the Lender Presentation or otherwise prepared by or on behalf of the foregoing or their representatives and made available to any Lenders or the Agent in connection with the Transactions on or before the Restatement Date (the “Information”), when taken as a whole, as of the date such Information was furnished to the Lenders (but taking into account supplements thereto made available to the Agent and the Lenders prior to the Restatement Date) and as of the Restatement Date, did not contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made.

(b) The Projections and estimates and information of a general economic nature prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders or the Agent in connection with the Transactions on or before the Restatement Date (the “Other Information”) (i) have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date thereof (it being understood that actual results may vary materially from the Other Information), and (ii) as of the Restatement Date, have not been modified in any material respect by the Borrower.

SECTION 3.12. Material Agreements. No Loan Party is in default in any material respect in the performance, observance or fulfillment of any of its obligations contained in (i) the Senior Subordinated Notes Documents or (ii) any material agreement to which it is a party, except, in the case of clause (ii), where such default would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.13. Solvency. (a) Immediately after the consummation of the Transactions to occur on the Restatement Date, (i) the fair value of the assets of the Loan Parties on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Loan Parties on a consolidated basis; (ii) the present fair saleable value of the property of the Loan Parties on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Loan Parties on a consolidated basis, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Loan Parties on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Loan Parties on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Restatement Date.

(b) The Loan Parties do not intend to incur debts beyond their ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by the Loan Parties and the timing and amounts of cash to be payable by the Loan Parties on or in respect of their Indebtedness.

SECTION 3.14. Insurance. The Borrower has provided to the Agent on or prior to the Restatement Date, a true, complete and correct description of all insurance maintained by or on behalf of the Loan Parties and the Subsidiaries as of the Restatement Date. As of the Restatement Date, all such insurance is in full force and effect and all premiums in respect of such insurance have been duly paid. The Borrower believes that the insurance maintained by or on behalf of the Borrower and the Subsidiaries is adequate and is in accordance with normal industry practice.

SECTION 3.15. Capitalization and Subsidiaries. Schedule 3.15 sets forth, as of the Restatement Date, (a) a correct and complete list of the name and relationship to the Borrower of each and all of the Borrower’s Subsidiaries, (b) a true and complete listing of each class of each of the Borrower’s authorized Equity Interests, of which all of such issued shares are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.15, and (c) the type of entity of the Borrower and each of its Subsidiaries. All of the issued and outstanding Equity Interests of the Subsidiaries owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable free and clear of all Liens (other than Liens created under the Loan Documents).

SECTION 3.16. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Secured Parties; and upon the proper filing of UCC financing statements required pursuant to Section 4.02(i)(ii) and any Mortgages, as applicable, with respect to Mortgaged Properties in the offices specified on Schedule 3.16, the entry into control agreements where applicable, the filing or registration of such liens with the United States Patent & Trademark Office where applicable, the notation of such Liens on any certificates of title where applicable, such Liens constitute perfected and continuing Liens on the Collateral, securing the Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Liens, to the extent any such Permitted Liens would have priority over the Liens in favor of the Agent pursuant to any applicable law and (b) Liens perfected only by possession (including possession of any certificate of title) to the extent the Agent has not obtained or does not maintain possession of such Collateral.

SECTION 3.17. Labor Disputes. As of the Restatement Date, except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes, lockouts or slowdowns against any Loan Party pending or, to the knowledge of the Borrower, threatened, (b) the hours worked by and payments made to employees of the Loan Parties and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters and (c) all payments due from any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Loan Party or such Subsidiary to the extent required by GAAP. Except (i) as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or (ii) as set forth on Schedule 3.17, the consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings, the Borrower or any of the Subsidiaries (or any predecessor) is a party or by which Holdings, the Borrower or any of the Subsidiaries (or any predecessor) is bound.

SECTION 3.18. Federal Reserve Regulations. (a) On the Restatement Date, none of the Collateral is Margin Stock.

(b) None of Holdings, the Borrower and the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(c) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of Regulation T, U or X.

SECTION 3.19. Senior Debt. The Obligations constitute “Senior Debt” and “Designated Senior Debt”, and this Agreement and the other Loan Documents collectively constitute the “Credit Facility” under and as defined in the Senior Subordinated Notes Documents.

SECTION 3.20. USA PATRIOT Act and Other Regulations. To the extent applicable, each Loan Party is in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the USA PATRIOT Act. No part of the proceeds of the Loans by any Loan Party will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

ARTICLE IV

Conditions

The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder are subject to the satisfaction of the following conditions:

SECTION 4.01. All Credit Events. On the date of each Borrowing, including each Borrowing of a Swingline Loan, and on the date of each issuance, amendment, extension or renewal of a Letter of Credit (each such event being called a “Credit Event”):

(a) The Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.02) or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the Issuing Bank and the Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.23(b) or, in the case of the Borrowing of a Swingline Loan, the Swingline Lender and the Agent shall have received a notice requesting such Swingline Loan as required by Section 2.22(b). Notwithstanding the foregoing, the Existing Letters of Credit shall be deemed to be Letters of Credit issued under this Agreement as of the Restatement Date.

(b) The representations and warranties set forth in Article III hereof and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

(c) At the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower and Holdings on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

SECTION 4.02. Restatement Date. On the Restatement Date:

(a) Credit Agreement and Loan Documents. The Agent (or its counsel) shall have received (i) from each party thereto either (A) a counterpart of the Amendment and Restatement Agreement signed on behalf of such party or (B) written evidence satisfactory to the Agent (which may include facsimile transmission of a signed signature page of this Agreement) that such party has signed a counterpart thereof and (ii) duly executed copies of such other certificates, documents, instruments and agreements as the Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.07.

(b) Legal Opinions. The Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank on the Restatement Date, a favorable written opinion of (i) Jones Day, special counsel for Holdings and the Borrower, in form and substance reasonably satisfactory to the Agent and (ii) local or other counsel reasonably satisfactory to the Agent as specified on Schedule 4.02(b), in each case (A) dated the Restatement Date, (B) addressed to the Agent, the Lenders and the Issuing Bank and (C) in form and substance reasonably satisfactory to the Agent and covering such matters relating to the Loan Documents and the Transactions as the Agent shall reasonably request.

(c) USA PATRIOT Act. The Agent shall have received, at least five Business Days prior to the Restatement Date, all documentation and other information reasonably requested by it that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(d) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Agent shall have received (i) a certificate of each Loan Party, dated the Restatement Date and executed by its Secretary or Assistant Secretary or an Officer, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, and (ii) a good standing certificate dated a recent date prior to the Restatement Date for each Loan Party from its jurisdiction of organization.

(e) Restatement Date Certificate. The Agent shall have received an executed Restatement Date Certificate, together with all attachments thereto, signed by the chief financial officer of Holdings and the Borrower, dated the Restatement Date.

(f) Fees. The Lenders and the Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable documented fees and expenses of legal counsel), on or before the Restatement Date (including fees and expenses required to be paid under the Amendment and Restatement Agreement).

(g) Existing Bank Debt Refinancing. The Agent shall have received evidence reasonably satisfactory to it that the Existing Bank Debt Refinancing has occurred.

(h) Solvency. The Agent shall have received the Solvency Certificate executed by the chief financial officer of Holdings, in substance satisfactory to the Joint Lead Arrangers, certifying that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the Transactions and the other transactions contemplated hereunder to occur on the Restatement Date, are solvent (within the meaning of Section 3.13).

(i) Perfection of Security Interests. All documents, agreements and instruments, and all such further actions, required by the Collateral Documents or under law or reasonably requested by the Agent to perfect the Agent’s first-priority security interest in the Collateral shall have been executed, delivered, taken and, if applicable, be in proper form for filing. The Agent, for the ratable benefit of the Secured Parties, shall have a security interest in the Collateral of the type and priority described in the Collateral Documents, and none of the Collateral shall be subject to any other pledges, security interest or mortgages, except for Permitted Liens. Without limiting the generality of the foregoing:

(i) Pledged Stock; Stock Powers; Pledged Notes. The Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Agent pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

(ii) Filings, Registrations and Recordings. Each Uniform Commercial Code financing statement required to be filed, registered or recorded in order to create in favor of the Agent, for the ratable benefit of the Secured Parties, a perfected Lien on any Collateral the security interest in which may be perfected by filing a financing statement under the Uniform Commercial Code, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall have been properly filed, registered or recorded.

(iii) Mortgages, etc. The Agent shall have received, with respect to each Mortgaged Property subject to an Existing Mortgage, each of the following, in form and substance reasonably satisfactory to the Agent:

(A) an amendment to the applicable Existing Mortgage on such property in form and substance reasonably satisfactory to the Agent;

(B) evidence that a counterpart of the amendment to the Existing Mortgage has been recorded or delivered to the appropriate Title Insurance Company subject to arrangements reasonably satisfactory to the Agent for recording promptly following the closing hereunder in the place necessary, in the Agent’s reasonable judgment, to create a valid and enforceable first priority Lien in favor of the Agent for the benefit of itself and the Secured Parties;

(C) a “date-down” endorsement to the existing title policy, which shall amend the description therein of the insured Existing Mortgage to include the amendment of the Existing Mortgage in form and substance reasonably satisfactory to the Agent;

(D) an opinion of counsel in the state in which such parcel of real property is located in form and substance and from counsel reasonably satisfactory to the Agent; and

(E) such other information, documentation, and certifications (including evidence of flood insurance as may be required by applicable law) as may be reasonably required by the Agent.

provided that, the amount of debt secured by each Mortgage in any state that imposes a mortgage tax shall be reasonably limited to an amount not more than the sum of the Commitments and the incremental loans and commitments that may be made hereunder or thereunder so as to avoid multiple mortgage tax assessments.

Notwithstanding the foregoing, if, after the use by the Loan Parties of commercially reasonable efforts to cause the condition set forth in this Section 4.02(i) to be satisfied on or prior to the Restatement Date, the requirements (other than (x) the execution and delivery of the Amendment and Restatement Agreement and the Guarantee and Collateral Agreement by the Loan Parties and (y) the requirements set forth in paragraphs

4.02(i)(i) (other than certificates representing the shares of Capital Stock, undated stock powers or promissory notes of any Foreign Subsidiary required to be received by the Agent pursuant to such paragraph) and 4.02(i)(ii)) are not satisfied as of the Restatement Date, the satisfaction of such requirements shall not be a condition to the effectiveness of this Agreement (but shall be required to be satisfied as promptly as practicable after the Restatement Date and in any event within the period specified therefor in Schedule 5.12 or such later date as Agent may agree to in its reasonable discretion).

(j) Insurance. The Agent shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Agent and otherwise in compliance with the terms of the Guarantee and Collateral Agreement.

The Agent shall notify the Borrower and the Lenders of the Restatement Date, and such notice shall be conclusive and binding.

ARTICLE V

Affirmative Covenants

Each Loan Party covenants and agrees, jointly and severally with all of the Loan Parties, with the Lenders and the Issuing Bank that, until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and all other expenses and other amounts payable under any Loan Document have been paid in full (other than Unliquidated Obligations) and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full:

SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Agent (which will promptly furnish such information to the Lenders):

(a) within ninety (90) days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of earnings, shareholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing and reasonably acceptable to the Agent (without a “going concern” explanatory note or any similar qualification or exception or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly, in all material respects, the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP;

(b) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of earnings, shareholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly, in all material respects, the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower in substantially the form of Exhibit C (i) certifying that no Event of Default or Default has occurred and, if an Event of Default or Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Agent demonstrating compliance with the covenant set forth in Section 6.14 in the case of the financial statements delivered under clause (a), setting forth in reasonable detail satisfactory to the Agent (x) the Borrower’s calculation of Excess Cash Flow for such fiscal year, and (y) a list of names of all Immaterial Subsidiaries (if any), that each Subsidiary set forth on such list individually qualifies as an Immaterial Subsidiary and that all Domestic Subsidiaries listed as Immaterial Subsidiaries in the aggregate comprise less than 5% of Total Assets of the Borrower and the Restricted Subsidiaries at the end of the period to which such financial statements relate and represented (on a contribution basis) less than 5% of Consolidated EBITDA for the period to which such financial statements relate;

(d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default or Event of Default (which certificate may be limited to the extent required by accounting rules or guidelines and may be provided by the Chief Financial Officer of the Borrower if such accounting firm generally is not providing such certificates);

(e) concurrently with any delivery of consolidated financial statements under clause (a) or (b) above, the related unaudited consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements;

(f) within ninety (90) days after the beginning of each fiscal year, a consolidated budget of the Borrower and its Subsidiaries for such fiscal year (including a projected consolidated balance sheet and the related consolidated statements of projected cash flows and projected income as of the end of and for such fiscal year), including a summary of the underlying material assumptions with respect thereto;

(g) as soon as practicable upon the reasonable request of the Agent, deliver an updated Perfection Certificate (or, to the extent such request relates to specified information contained in the Perfection Certificate, such information) reflecting all changes since the date of the information most recently received pursuant to this clause (g) or Section 5.11; provided, however, that so long as no Event of Default exists, Agent shall not request more than one (1) updated Perfection Certificate per fiscal year;

(h) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials publicly filed by Holdings, the Borrower or any Subsidiary with the SEC, or with any national securities exchange, or distributed to shareholders generally, as the case may be;

(i) promptly, a copy of any final “management letter” received from Holdings’ or the Borrower’s independent public accountants to the extent such independent public accountants have consented to the delivery of such management letter to the Agent upon the request of Holdings or the Borrower;

(j) promptly following the Agent’s request therefor, all documentation and other information that the Agent reasonably requests on its behalf or on behalf of any Lender in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(k) as promptly as reasonably practicable from time to time following the Agent’s request therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Agent may reasonably request (on behalf of itself or any Lender).

Notwithstanding the foregoing, the obligations in clauses (a) and (b) of this Section 5.01 may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing (A) the applicable financial statements of Holdings or (B) the Borrower’s or Holdings’, as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of clauses (A) and (B), (i) to the extent such information relates to Holdings, such information is accompanied by summary consolidating information (which may be included in notes to the financial statements) that explains in reasonable detail the material differences between the information relating to Holdings, on the one hand, and the information relating to the Borrower and its Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under clause (a) of this Section 5.01, such materials are accompanied by a report and opinion of independent public accountants of recognized national standing and reasonably acceptable to the Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.

Documents required to be delivered pursuant to clauses (a), (b) or (h) of this Section 5.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.01; or (ii) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); provided that: (i) upon written request by the Agent, the Borrower shall deliver paper copies of such documents to the Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Agent of the posting of any such documents and provide to the Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the compliance certificates required by clause (c) of this Section 5.01 to the Agent.

SECTION 5.02. Notices of Material Events. The Borrower will furnish to the Agent (which will promptly furnish such written notice to the Lenders) written notice of the following promptly after any Responsible Officer of Holdings or the Borrower obtains knowledge thereof:

(a) the occurrence of any Event of Default or Default;

(b) the filing or commencement of, or any written threat or notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against Holdings, the Borrower or any of the Subsidiaries thereof as to which an adverse determination is reasonably probable and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;

(c) any loss, damage, or destruction to the Collateral in the amount of $10,000,000 or more, whether or not covered by insurance;

(d) any and all default notices received under or with respect to any leased location or public warehouse where any material Collateral is located;

(e) the occurrence of any ERISA Event that, together with all other ERISA Events that have occurred and are continuing, would reasonably be expected to have a Material Adverse Effect; and

(f) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Existence; Conduct of Business. Each Loan Party will, and will cause each Restricted Subsidiary to, do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits (except as such would otherwise reasonably expire, be abandoned or permitted to lapse in the ordinary course of business), necessary or desirable in the normal conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except (i) other than with respect to Holdings’ or the Borrower’s existence, to the extent such failure to do so would not reasonably be expected to have a Material Adverse Effect or (ii) pursuant to a transaction permitted by Section 6.03.

SECTION 5.04. Payment of Taxes. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all material Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.05. Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary to (a) at all times maintain and preserve all material property necessary to the normal conduct of its business in good repair, working order and condition, ordinary wear and tear excepted and casualty or condemnation excepted and (b) make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto as necessary in accordance with prudent industry practice in order that the business carried on in connection therewith, if any, may be properly conducted at all times, except, in each case, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.06. Books and Records; Inspection Rights. Each Loan Party will, and will cause each Subsidiary to, (i) keep proper books of record and account in accordance with GAAP in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (ii) permit any representatives designated by the Agent (and, during the continuance of any Event of Default, any Lender) (including employees of the Agent or any consultants, accountants, lawyers and appraisers retained by the Agent), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, including environmental assessment reports and Phase I or Phase II studies, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested; provided, that all such visits and inspections shall be requested through and coordinated by the Agent so as to minimize disruption to the business activities of the Loan Parties and their Subsidiaries; provided, however, that so long as no Event of Default exists, the Loan Parties shall be obligated to reimburse the Agent for one (1) inspection per fiscal year.

SECTION 5.07. Maintenance of Ratings. Holdings and the Borrower shall use their commercially reasonable efforts to cause the credit facilities provided for herein to be continuously rated by S&P and Moody’s, and shall use commercially reasonable efforts to maintain a corporate rating from S&P and a corporate family rating from Moody’s, in each case in respect of the Borrower.

SECTION 5.08. Compliance with Laws. Each Loan Party will, and will cause each Subsidiary to, comply in all material respects with all Requirements of Law applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.09. Use of Proceeds. The proceeds of the Loans will be used only for the purposes specified in the introductory statement to this Agreement or, in the case of Incremental Term Loans and Incremental Revolving Loans, in the applicable Incremental Term Loan Assumption Agreement or Incremental Revolving Credit Assumption Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that would entail a violation of Regulations T, U or X.

SECTION 5.10. Insurance. Each Loan Party will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies, (a) insurance in such amounts and against such risks as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the same or similar locations (after giving effect to any self-insurance reasonable and customary for similarly situated companies) and (b) all insurance required pursuant to the Collateral Documents (and shall cause the Agent to be listed as a loss payee on property and casualty policies covering loss or damage to Collateral and as an additional insured on liability policies, subject, in each case, to any exceptions for insurance required to be maintained under leases). The Borrower will furnish to the Agent, upon request, information in reasonable detail as to the insurance so maintained.

SECTION 5.11. Additional Collateral; Further Assurances. (a) Subject to applicable law, Holdings, the Borrower and each Subsidiary that is a Loan Party shall cause (i) each of its Domestic Subsidiaries (other than any Immaterial Subsidiary (except as otherwise provided in paragraph (e) of this Section 5.11), Unrestricted Subsidiary or Securitization Entities) formed or acquired after the Restatement Date in accordance with the terms of this Agreement that is required to become a Subsidiary Guarantor pursuant to Section 6.09 and (ii) any such Domestic Subsidiary that was an Immaterial Subsidiary but, as of the end of the most recently ended fiscal quarter of the Borrower has ceased to qualify as an Immaterial Subsidiary, to become a Loan Party within 20 Business Days by executing a Joinder Agreement in substantially the form set forth as Exhibit D hereto (the “Joinder Agreement”). Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Party hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will simultaneously therewith or as soon as practicable thereafter grant Liens to the Agent, for the benefit of the Agent and the Lenders and each other Secured Party at such time party to or benefiting from the Guarantee and Collateral Agreement to the extent required by the terms thereof, in any property (subject to the limitations with respect to Equity Interests set forth in paragraph (b) of this Section 5.11 and any other limitations set forth in the Guarantee and Collateral Agreement) of such Loan Party which constitutes

Collateral, on such terms as may be required pursuant to the terms of the Collateral Documents.

(b) Holdings, the Borrower and each Subsidiary that is a Loan Party will cause (i) 100% of the issued and outstanding Equity Interests of each of its Domestic Subsidiaries (or, in the case of any Domestic Subsidiary treated as a disregarded entity for U. S. federal income tax purposes that holds more than 65% of the Capital Stock of a Foreign Subsidiary, 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of such Domestic Subsidiary) and (ii) 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary directly owned by the Borrower or any Subsidiary that is a Loan Party to be subject at all times to a first priority perfected Lien in favor of the Agent pursuant to the terms and conditions of the Loan Documents or other security documents as the Agent shall reasonably request; provided, however, this paragraph (b) shall not require the Borrower or any Subsidiary to grant a security interest in (i) any Equity Interests of a Subsidiary to the extent a pledge of such Equity Interests in favor of the Agent or to secure any debt securities of the Borrower or any Subsidiary that would be entitled to such a security interest would require separate financial statements of a Subsidiary to be filed with the SEC (or any other government agency) under Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act (or any successor thereto) or any other law, rule or regulation or (ii) the Equity Interests of any Unrestricted Subsidiary.

(c) Without limiting the foregoing, each Loan Party will, and will cause each Subsidiary that is a Loan Party to, execute and deliver, or cause to be executed and delivered, to the Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required by Section 4.02, as applicable (including legal opinions, Title Insurance Policies, certificates and corporate and organizational documents)), which may be required by law or which the Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the expense of the Loan Parties.

(d) Subject to the limitations set forth or referred to in this Section 5.11, if any material assets (including any owned real property or improvements thereto but excluding leasehold interests) (but only those having a fair market value of at least $5,000,000) are acquired by the Borrower or any Subsidiary that is a Loan Party after the Restatement Date (other than assets constituting Collateral under the Guarantee and Collateral Agreement that become subject to the Lien in favor of the Agent upon acquisition thereof), the Borrower will notify the Agent and the Lenders thereof, and, if requested by the Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Loan Parties that are Subsidiaries to take, such actions as shall be necessary or reasonably requested by the Agent to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Loan Parties.

(e) If, at any time and from time to time after the Restatement Date, Domestic Restricted Subsidiaries that are not Loan Parties because they are Immaterial Subsidiaries comprise in the aggregate more than 5% of Total Assets as of the end of the most recently ended fiscal quarter of the Borrower and the Restricted Subsidiaries or more than 5% of Consolidated EBITDA of the Borrower and the Restricted Subsidiaries for the period of four consecutive fiscal quarters as of the end of the most recently ended fiscal quarter of the Borrower, then the Borrower shall, not later than 45 days after the date by which financial statements for such quarter are required to be delivered pursuant to this Agreement, cause one or more such Domestic Restricted Subsidiaries to become additional Loan Parties (notwithstanding that such Domestic Restricted Subsidiaries are, individually, Immaterial Subsidiaries) such that the foregoing condition ceases to be true.

(f) Notwithstanding any provision of the Loan Documents to the contrary, the Loan Parties shall not be required to grant a security interest in any personal property of a type that would not constitute Pledged Collateral or Article 9 Collateral (each as defined in the Guarantee and Collateral Agreement) pursuant to Section 3.01 or Section 4.01 of the Guarantee and Collateral Agreement.

SECTION 5.12. Certain Post-Closing Collateral Obligations. As promptly as practicable, and in any event within the time periods after the Restatement Date specified in Schedule 5.12 or such later date as the Agent agrees to in its reasonable discretion, the Borrower and each other Loan Party will deliver the documents and take the actions specified in Schedule 5.12 that would have been required to be delivered or taken on or prior to the Restatement Date but for the last paragraph of Section 4.02(i), to the extent the Borrower and each other Loan Party has been unable to deliver such items or take such actions on or prior to the Closing Date after having used commercially reasonable efforts to so.

ARTICLE VI

Negative Covenants

The Loan Parties covenant and agree, jointly and severally, with (a) the Lenders and the Issuing Bank (and the Agent on their behalf), with respect to the covenants set forth in Sections 6.01 through Section 6.13 and Sections 6.15 and 6.16 and (b) the Revolving Credit Lenders, the Swingline Lender and the Issuing Bank (and the Agent on their behalf), with respect to the covenant set forth in Section 6.14, in each case until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and all other expenses and other amounts payable under any Loan Document (other than Unliquidated Obligations) have been paid in full, and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, that:

SECTION 6.01. Limitation on Incurrence of Additional Indebtedness. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of (collectively, “incur”) any Indebtedness (other than Permitted Indebtedness).

SECTION 6.02. Limitation on Restricted Payments. The Borrower will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly:

(a) declare or pay any dividend or make any distribution on or in respect of shares of the Borrower’s or any Restricted Subsidiary’s Capital Stock (including Dividend Equivalent Payments) to holders of such Capital Stock (other than dividends or distributions payable in Qualified Capital Stock of Holdings and the Borrower and dividends or distributions payable to the Borrower or a Restricted Subsidiary and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation));

(b) purchase, redeem or otherwise acquire or retire for value any Capital Stock of Holdings, the Borrower or any Restricted Subsidiary (other than Capital Stock held by a Loan Party) or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock; or

(c) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Borrower, or of any Guarantor, that is subordinate or junior in right of payment to the Obligations or any Guarantee, as applicable (other than (x) any Indebtedness permitted under clause (6) of the definition of “Permitted Indebtedness” and (y) the purchase, defeasance or other acquisition of such Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of such purchase, defeasance or other acquisition) (each of the foregoing actions set forth in clauses (a), (b) and (c) being referred to as a “Restricted Payment”), except the foregoing provisions do not prohibit:

(1) the payment of any dividend or the consummation of any irrevocable redemption within 60 days after the date of declaration of such dividend or notice of such redemption if the dividend or payment of the redemption price, as the case may be, would have been permitted on the date of declaration or notice;

(2) any Restricted Payment made out of the net cash proceeds of the substantially concurrent sale of, or made by exchange for, Qualified Capital Stock of Holdings (other than Qualified Capital Stock issued or sold to the Borrower or a Subsidiary of the Borrower or an employee stock ownership plan or to a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees);

(3) the acquisition of any Indebtedness of the Borrower or a Guarantor that is subordinate or junior in right of payment to the Obligations or the applicable Guarantee through the application of net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Borrower) of Refinancing Indebtedness to the extent expressly permitted by Section 6.01;

(4) Dividend Equivalent Payments and payments to Holdings for the purpose of permitting it to redeem or repurchase common equity or options in respect thereof, in each case in connection with the repurchase provisions of employee stock option or stock purchase agreements or other agreements to compensate management employees, or upon the death, disability, retirement, severance or termination of employment of management employees; provided that all such Dividend Equivalent Payments and redemptions or repurchases pursuant to this clause (4) shall not exceed in any fiscal year the sum of (A) $25,000,000 (with unused amounts in any calendar year carried over to succeeding calendar years subject to a maximum (without giving effect to the following clause (B)) of $50,000,000 in any calendar year) plus (B) any amounts not utilized in any preceding fiscal year following the Closing Date that were otherwise available under this clause for such purchases (which aggregate amount shall be increased by the amount of any net cash proceeds received from the sale since the Closing Date of Equity Interests (other than Disqualified Capital Stock) to members of the Borrower’s management team that have not otherwise been applied to the payment of Restricted Payments pursuant to the terms of clause (2) of this paragraph and by the cash proceeds of any “key-man” life insurance policies which are used to make such redemptions or repurchases); provided further that the cancellation of Indebtedness owing to the Borrower from members of management of the Borrower or any of its Restricted Subsidiaries in connection with any repurchase of Equity Interests of Holdings will not be deemed to constitute a Restricted Payment under this Agreement;

(5) the declaration and payment of dividends by the Borrower to, or the making of loans to Holdings in amounts required for Holdings to pay:

(A) franchise Taxes and other fees, Taxes and expenses required to maintain its corporate existence,

(B) Federal, state and local income Taxes, to the extent such income Taxes are attributable to the income of the Borrower and the Restricted Subsidiaries and, to the extent of the amount actually received from its Unrestricted Subsidiaries, in amounts required to pay such Taxes to the extent attributable to the income of such Unrestricted Subsidiaries; provided, however, that the amount of such payments in any fiscal year do not exceed the amount that the Borrower and its consolidated Subsidiaries would be required to pay in respect of Federal, state and local Taxes for such fiscal year were the Borrower and its consolidated Subsidiaries to pay such Taxes as a stand-alone taxpayer,

(C) reasonable and customary salary, bonus and other benefits payable to officers and employees of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries,

(D) general corporate overhead expenses of Holdings to the extent such expenses are attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries, and

(E) reasonable fees and expenses incurred in connection with any unsuccessful debt or equity offering by Holdings permitted by this Agreement and any Transaction Costs;

(6) repurchases of Equity Interests deemed to occur upon the exercise of stock options if such Equity Interests represents a portion of the exercise price thereof;

(7) additional Restricted Payments in an aggregate amount not to exceed $75,000,000; provided that no Default or Event of Default shall have occurred and be continuing; and

(8) payments of dividends on Disqualified Capital Stock issued in compliance with Section 6.01; provided that no Default or Event of Default shall have occurred and be continuing.

Notwithstanding any of the foregoing to the contrary, the Borrower and its Restricted Subsidiaries may declare and make any Restricted Payment so long as:

(1) no Default or Event of Default has occurred and is continuing or would result therefrom;

(2) at the time of such Restricted Payment and after giving pro forma effect thereto and to any financing therefor, the Borrower’s Consolidated Net Leverage Ratio would not exceed 5.75 to 1.00;

(3) at the time of such Restricted Payment, there are no Revolving Loans or Swingline Loans outstanding; and

(4) at the time of such Restricted Payment and after giving pro forma effect thereto, the aggregate Unrestricted Cash of all Loan Parties on such date, as the same would be reflected on a consolidated balance sheet prepared in accordance with GAAP as of such date, shall be no less than $200,000,000.

SECTION 6.03. Limitation on Asset Sales. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

(1) the Borrower or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Borrower);

(2) at least 75% of the consideration received by the Borrower or the Restricted Subsidiary, as the case may be, from such Asset Sale shall constitute cash or Cash Equivalents;

(3) the fair market value of all assets sold or otherwise disposed of pursuant to this paragraph, excluding any Specified Assets, shall not exceed $300,000,000 in any fiscal year; provided that such amount shall be increased by the lesser of (x) the excess of the unused amount for the immediately preceding fiscal year over the unused amount (if any) for the second preceding fiscal year that was carried forward to such preceding fiscal year pursuant to this proviso and (y) $50,000,000;

(4) if such Asset Sale is of Equity Interests of any Subsidiary of the Borrower, the Asset Sale must include all Equity Interests of and other Investments in such Subsidiary owned by Holdings, the Borrower and all Restricted Subsidiaries; and

(5) upon the consummation of an Asset Sale, the Borrower shall apply, or cause such Restricted Subsidiary to apply, the Net Cash Proceeds relating to such Asset Sale in accordance with Section 2.10.

SECTION 6.04. Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries. The Borrower will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary of the Borrower to:

(1) pay dividends or make any other distributions on or in respect of its Capital Stock;

(2) make loans or advances or pay any Indebtedness or other obligation owed to the Borrower or any Guarantor; or

(3) transfer any of its property or assets to the Borrower or any Guarantor,

except, with respect to clauses (1), (2) and (3), for such encumbrances or restrictions existing under or by reason of:

(a) applicable law, rule, regulation or order;

(b) the Senior Subordinated Notes Documents;

(c) non-assignment provisions of any contract or any lease of any Restricted Subsidiary of the Borrower entered into in the ordinary course of business;

(d) any instrument governing Indebtedness incurred pursuant to clause (11) of the definition of “Permitted Indebtedness”, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the properties or assets of the Person so acquired;

(e) the Loan Documents;

(f) agreements existing on the Restatement Date to the extent and in the manner such agreements are in effect on the Restatement Date;

(g) restrictions on the transfer of assets subject to any Lien permitted under this Agreement imposed by the holder of such Lien;

(h) restrictions imposed by any agreement to sell assets or Equity Interests permitted under this Agreement to any Person pending the closing of such sale;

(i) any agreement or instrument governing Equity Interests of any Person that is acquired, so long as the restrictions in such agreement or instrument were not imposed solely in contemplation of such Person being so acquired;

(j) any Purchase Money Note or other Indebtedness or other contractual requirements of a Securitization Entity in connection with a Securitization Transaction; provided that such restrictions apply only to such Securitization Entity;

(k) other Indebtedness or Permitted Subsidiary Preferred Stock outstanding on the Restatement Date or permitted to be issued or incurred under this Agreement; provided that any such restrictions are ordinary and customary with respect to the type of Indebtedness being incurred or Preferred Stock being issued (under the relevant circumstances);

(l) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(m) any encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (b), (d), (f), (i) and (k) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Borrower’s Board of Directors (evidenced by a Board Resolution) whose judgment shall be conclusively binding, not materially more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing;

(n) customary provisions in joint venture and other similar agreements applicable solely to such joint venture and its subsidiaries; and

(o) customary provisions in leases and other agreements entered into in the ordinary course of business.

SECTION 6.05. Limitation on Preferred Stock of Restricted Subsidiaries. The Borrower will not permit any of its Restricted Subsidiaries to issue any Preferred Stock (other than to the Borrower or to a Restricted Subsidiary of the Borrower) or permit any Person (other than the Borrower or a Restricted Subsidiary of the Borrower) to own any Preferred Stock of any Restricted Subsidiary of the Borrower, other than Permitted Subsidiary Preferred Stock. The provisions of this Section 6.05 will not apply to (w) any Restricted Subsidiary that continues to be a Subsidiary Guarantor, (x) any transaction permitted under Section 6.03 as a result of which none of Holdings, the Borrower or any of its Restricted Subsidiaries will own any Equity Interests of the Restricted Subsidiary whose Preferred Stock is being issued or sold and (y) Preferred Stock that is Disqualified Equity Interests and is issued in compliance with Section 6.01.

SECTION 6.06. Limitation on Liens. Holdings and the Borrower will not, and the Borrower will not permit any of the Subsidiary Guarantors to, directly or indirectly, create, incur, assume or suffer to exist any Lien (the “Initial Lien”) that secures obligations under any Indebtedness on any asset or property of Holdings, the Borrower or any Subsidiary Guarantors now owned or hereafter acquired, or any income or profits therefrom, or assign or convey any right to receive income therefrom, except, in the case of Collateral, any Initial Lien if (a) such Initial Lien expressly ranks junior to the first-priority security interest intended to be created in favor of the Agent for the Secured Parties pursuant to the Collateral Documents; or (b) such Initial Lien is a Permitted Lien.

SECTION 6.07. Merger, Consolidation or Sale of All or Substantially All Assets. (a) Neither Holdings nor the Borrower will, in a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose of (or cause or permit the Borrower or any Restricted Subsidiary of the Borrower to sell, assign, transfer, lease, convey or otherwise dispose of) all or substantially all of the Borrower’s assets (determined on a consolidated basis for the Borrower and the Borrower’s Restricted Subsidiaries) to any Person, except that any Person may merge into, amalgamate with or consolidate with Holdings or the Borrower in a transaction in which (i) Holdings or the Borrower, as the case may be, shall be the surviving or continuing corporation and (ii) at the time thereof and immediately after giving effect to such transaction (including, without limitation, giving effect to any Indebtedness incurred, acquired, or assumed and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred or be continuing.

For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries of the Borrower, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Borrower, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Borrower. However, transfer of assets between or among the Borrower and its Restricted Subsidiaries will not be subject to this Section 6.07.

(b) The Borrower will not permit any Restricted Subsidiary to consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of, in a single transaction or series of related transactions, all or substantially all of its assets to any Person except that: (i) a Restricted Subsidiary that is a Subsidiary Guarantor may be disposed of in its entirety to another Person (other than to the Borrower or an Affiliate of the Borrower), whether through a merger, consolidation or sale of Capital Stock or through the sale of all or substantially all of its assets (such sale constituting the disposition of such Subsidiary Guarantor in its entirety), if in connection therewith the Borrower provides an Officers’ Certificate to the Agent to the effect that the Borrower will comply with its obligations under Section 6.03 in respect of such disposition); (ii) any Person may consolidate or merge, amalgamate or consolidate with or into a Restricted Subsidiary, or sell all or substantially all of its assets to Restricted Subsidiary (provided that if any party to any such transaction is a Loan Party, the surviving entity of such transaction shall be a Loan Party); and (iii) any Restricted Subsidiary may merge, amalgamate or consolidate with or into any other Person in order to effect a Permitted Acquisition or other acquisition permitted by Section 6.16.

SECTION 6.08. Limitation on Transactions with Affiliates. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to occur any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or for the benefit of, any of its Affiliates (an “Affiliate Transaction”) involving aggregate payment or consideration in excess of $20,000,000, unless:

(1) such Affiliate Transaction is on terms that are not materially less favorable to the Borrower or the relevant Restricted Subsidiary than those that might reasonably have been obtained in a comparable transaction at such time on an arm’s-length basis from a Person that is not an Affiliate of the Borrower, and

(2) the Borrower delivers to the Agent with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate payments or consideration in excess of $30,000,000, a Board Resolution adopted by the majority of the members of the Board of Directors of the Borrower approving such Affiliate Transaction and set forth in an officers’ certificate certifying that such Affiliate Transaction complies with clause (1) above.

The restrictions set forth in the first paragraph of this Section 6.08 shall not apply to:

(1) reasonable fees and compensation paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Borrower or any Restricted Subsidiary of the Borrower as determined in good faith by the Borrower’s Board of Directors or senior management;

(2) transactions between or among the Borrower and any of its Restricted Subsidiaries or between or among such Restricted Subsidiaries; provided such transactions are not otherwise prohibited by this Agreement;

(3) any agreement as in effect as of the Restatement Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) or by any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the Lenders in any material respect than the original agreement as in effect on the Restatement Date as determined in good faith by the Borrower;

(4) Restricted Payments or Permitted Investments permitted by this Agreement;

(5) transactions effected as part of a Securitization Transaction permitted hereunder;

(6) payments or loans to employees or consultants that are approved by the Board of Directors of the Borrower in good faith;

(7) transactions permitted by, and complying with, the provisions of Section 6.07;

(8) any issuance of securities or other payments, awards, grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of the Borrower; and

(9) transactions in which the Borrower or any Restricted Subsidiary, as the case may be, receives an opinion from a nationally recognized investment banking, appraisal or accounting firm that such Affiliate Transaction is either fair, from a financial standpoint, to the Borrower or such Restricted Subsidiary or is on terms not materially less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm’s-length basis from a Person that is not an Affiliate of the Borrower.

SECTION 6.09. Future Guarantees by Restricted Subsidiaries. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create or acquire another Domestic Restricted Subsidiary unless such Domestic Restricted Subsidiary executes and delivers a Joinder Agreement and supplements to the other Loan Documents, providing for a Guarantee of payment of the Obligations by such Domestic

Restricted Subsidiary; provided, however, that such Domestic Restricted Subsidiary need not execute and deliver such Joinder Agreement and supplements to the other Loan Documents for so long as such Domestic Restricted Subsidiary is an Immaterial Subsidiary (subject to Section 5.11) or a Securitization Entity.

SECTION 6.10. Business of Borrower and Restricted Subsidiaries. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage in any businesses a majority of whose revenues are not derived from businesses that are the same or reasonably similar, ancillary or related to, or a reasonable extension, development or expansion of, the businesses in which the Borrower and its Restricted Subsidiaries are engaged on the Restatement Date (which shall include, without limitation, engineered components businesses not within the aerospace industry).

SECTION 6.11. Limitations on Amendments to Subordination Provisions and Other Amendments. (a) Holdings and the Borrower will not, and will not permit any of its Restricted Subsidiaries to, permit any waiver, supplement, modification or amendment of (i) its certificate of incorporation, by-laws, operating, management or partnership agreement or other organizational documents, to the extent any such waiver, supplement, modification or amendment would be adverse to the Lenders in any material respect.

(b) Holdings and the Borrower will not amend, modify or alter the Senior Subordinated Notes Documents in any way to:

(i) increase the rate of or change the time for payment of interest on any Senior Subordinated Notes;

(ii) increase the principal of, advance the final maturity date of or shorten the Weighted Average Life to Maturity of any Senior Subordinated Notes;

(iii) alter the redemption provisions or the price or terms at which the Borrower is required to offer to purchase any Senior Subordinated Notes; or

(iv) amend the provisions of the Senior Subordinated Notes Documents that relate to subordination in a manner adverse to the Lenders.

Nothing in this Section 6.11 shall preclude any Loan Party from making any Restricted Payment otherwise permitted by Section 6.03.

SECTION 6.12. Business of Holdings. Holdings shall not engage in any business activities or have any material assets or liabilities other than its ownership of the Equity Interests of the Borrower and assets and liabilities incidental to its function as a holding company, including its liabilities hereunder and under the Senior Subordinated Notes Indentures, and pursuant to the Guarantee and Collateral Agreement and any other Loan Document or Senior Subordinated Notes Document.

SECTION 6.13. Impairment of Security Interest. Subject to the rights of the holders of Permitted Liens and except as permitted by this Agreement or the Loan

Documents, the Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, take or knowingly or negligently omit to take, any action which action or omission would reasonably be expected to have the result of materially impairing the security interest with respect to a material portion of the Collateral for the benefit of the Secured Parties.

SECTION 6.14. Financial Covenant. For the benefit of the Revolving Credit Lenders, the Swingline Lender and the Issuing Bank only (and the Agent on their behalf), the Loan Parties agree that they shall not permit the Consolidated Net Leverage Ratio of the Borrower at the end of any fiscal quarter to exceed 6.00 to 1.00. Notwithstanding anything to the contrary contained in Section 9.02, the provisions of this Section 6.14, and the definition of the term “Consolidated Net Leverage Ratio” and its constituent parts, in each case as used for purposes of this Section 6.14, may only be amended, waived or otherwise modified with the prior written consent of the Required Revolving Lenders.

SECTION 6.15. Sale and Lease-Back Transactions. The Borrower will not, and will not cause or permit any of its Restricted Subsidiaries to, enter into any Sale and Lease-Back Transaction unless (a) the sale or transfer of such property is permitted by Section 6.03 and (b) any Capitalized Lease Obligations or Liens arising in connection therewith are permitted by Sections 6.01 and 6.06, as the case may be.

SECTION 6.16. Limitations on Investments. The Borrower will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly make any Investment (other than Permitted Investments).

ARTICLE VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a) the Borrower shall fail to pay any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(b) the Borrower shall fail to pay (i) any interest on any Loan or L/C Disbursement, any Fee or any other fee payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days or (ii) any other amount (other than an amount referred to in clause (a) or (b)(i) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of thirty (30) days;

(c) any representation or warranty made or deemed made by or on behalf of any Loan Party herein or in any other Loan Document or any amendment or modification thereof or waiver thereunder, or in connection with the borrowings or issuances of Letters of Credit, or in any report or other certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any Loan Document, shall prove to have been materially incorrect when made or deemed made and shall remain material at the time tested;

(d) failure by Holdings, the Borrower or any Restricted Subsidiary for thirty (30) days after receipt of written notice given by the Agent or the Required Lenders to comply with any of its other agreements (other than those referred to in clauses (a) and (b) of this Article and those set forth in Sections 5.02, 5.03 (with respect to Holdings and the Borrower only) and 5.09 and in Article VI) in this Agreement or any Loan Document;

(e) (i) any Loan Party shall fail to make any payment at final stated maturity beyond the applicable grace period with respect to any Material Indebtedness or (ii) the acceleration of the final stated maturity of any such Material Indebtedness, or any event or condition occurs that enables or permits (with the giving of notice, if required) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that clause (ii) of this paragraph (e) shall not apply to secured Indebtedness that becomes due as a result of the (A) voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness or (B) in the case of any Specified Secured Indebtedness, any provision that is the functional equivalent of Section 2.08 or 2.10 hereof;

(f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, the Borrower or any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) or for a substantial part of its assets, and, in any such case of clause (i) or (ii), such proceeding or petition shall continue undismissed and unstayed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(g) Holdings, the Borrower or any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (f) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors;

(h) failure by Holdings, the Borrower or any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) to pay final judgments aggregating in excess of $50,000,000, which final judgments remain unpaid, undischarged and unstayed for a period of more than sixty (60) days after such judgment becomes final, and in the event such judgment is covered by insurance, an enforcement proceeding has been commenced by any creditor upon such judgment or decree which is not promptly stayed;

(i) the Guarantee of any Subsidiary Guarantor or Holdings shall for any reason cease to be in full force and effect or be declared null and void or any Responsible Officer of any Subsidiary Guarantor or Holdings, as the case may be, denies that it has any further liability under its Guarantee or gives notice to such effect, other than by reason of the termination of this Agreement or the release of any such Guarantee in accordance with this Agreement and the Guarantee and Collateral Agreement;

(j) unless all of the Collateral has been released from the Liens in accordance with the provisions of the Collateral Documents, any Collateral Document shall for any reason cease to be in full force and effect or the assertion by Holdings, the Borrower or any Restricted Subsidiary, in any pleading in any court of competent jurisdiction, that any security interest thereunder is invalid or unenforceable;

(k) the failure by Holdings or the Borrower to comply with the covenants set forth in Sections 5.02, 5.03 (with respect to Holdings and the Borrower only) and 5.09 and in Article VI (other than the covenant set forth in Section 6.14);

(l) solely with respect to the Revolving Credit Lenders, the Swingline Lender and the Issuing Bank (and the Agent on their behalf), and only so long as the Revolving Credit Commitments shall not have been terminated in accordance with Section 2.06, the failure by Holdings or the Borrower to comply with the covenant set forth in Section 6.14 (a “Financial Covenant Event of Default”); provided that a Financial Covenant Event of Default shall constitute an Event of Default with respect to the Term Lenders upon the Revolving Credit Lenders terminating the Revolving Credit Commitments or declaring all amounts outstanding with respect to the Revolving Loans or Swingline Loans to be immediately due and payable in accordance with this Agreement as a result of a Financial Covenant Event of Default and only for so long as such declaration has not been rescinded;

(m) an ERISA Event shall have occurred that would reasonably be expected to result in a Material Adverse Effect;

(n) the Indebtedness under the Senior Subordinated Notes Documents or any other Subordinated Indebtedness of Holdings, the Borrower or the Restricted Subsidiaries constituting Material Indebtedness shall cease, for any reason, to be validly subordinated to the Obligations as provided in the Senior Subordinated Notes Documents or the agreements evidencing such other Subordinated Indebtedness, as applicable (or any Loan Party or an Affiliate of any Loan Party shall assert the foregoing); or

(o) there shall have occurred a Change of Control.

then, and in every such event (other than an event with respect to any Loan Party described in clauses (f) or (g) of this Article), and at any time thereafter during the continuance of such event, the Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any of the following actions, at the same or different times: (i) terminate the Commitments and the L/C Commitments, and thereupon the Commitments and the L/C Commitments shall terminate immediately and (ii) declare the Loans and L/C Exposure then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans and L/C Exposure so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that upon the occurrence of an event with respect to any Loan Party described in clause (f) or (g) of this Article, the Commitments and the L/C Commitments shall automatically terminate and the principal of the Loans and L/C Exposure then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, without further action of the Agent or any Lender; provided, further, that upon the occurrence of a Financial Covenant Event of Default, and at any time thereafter during the continuance of such event, the Agent may, and at the request of the Required Revolving Lenders, shall, by notice to the Borrower, take any of the following actions, at the same or different times: (x) terminate the Revolving Credit Commitments, the L/C Commitment and the Swingline Commitment, and thereupon the Revolving Credit Commitments, the L/C Commitment and the Swingline Commitment shall terminate immediately and (y) declare the Revolving Loans, L/C Exposure and Swingline Exposure then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Revolving Loans, L/C Exposure and Swingline Exposure so declared to be due and payable, together with accrued interest thereon and all fees and other obligations relating thereto of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Upon the occurrence and the continuance of an Event of Default, the Agent may, and at the request of the Required Lenders (or in the event of a Financial Covenant Event of Default, the Required Revolving Lenders) shall, exercise any rights and remedies provided to the Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

In the event of any Event of Default specified in clause (e) of the preceding paragraph of this Article, such Event of Default and all consequences thereof

(excluding any resulting payment default) shall be annulled, waived and rescinded automatically and without any action by the Agent or the Lenders if, within twenty (20) days after such Event of Default arose, (i) the Indebtedness or guarantee that is the basis for such Event of Default has been discharged, (ii) the holders thereof have rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default or (iii) the default that is the basis for such Event of Default has been cured.

ARTICLE VIII

The Agent

Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any subsidiary of a Loan Party or other Affiliate thereof as if it were not the Agent hereunder.

The Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except, subject to the last paragraph of this Article VIII, discretionary rights and powers expressly contemplated by the Loan Documents that the Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Subsidiaries that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agent by the Borrower or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan

Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Agent.

The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, the Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the consent (not to be unreasonably withheld or delayed) of the Borrower, to appoint a successor; provided that (i) during the existence and continuation of an Event of Default, no consent of the Borrower shall be required and (ii) any successor that shall also be the named secured party under any Collateral Document shall also be subject to the approval requirements, if any, of such Collateral Document. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent which shall be a commercial bank or an Affiliate of any such commercial bank reasonably acceptable to the Borrower. If no successor Agent has been appointed pursuant to the immediately preceding sentence by the 30th day after the date such notice of resignation was given by such Agent, such Agent’s resignation shall become effective and the Required Lenders shall thereafter perform all the duties of such Agent hereunder and/or under any other Loan Document until such time, if any, as the Required Lenders appoint, with the consent of the Borrower (not to be unreasonably withheld or delayed) (so long as no Event of Default exists), a successor administrative agent and/or collateral agent, as the case may be. Any such resignation by such Agent hereunder shall also constitute, to the extent applicable, its resignation as an Issuing Bank and the Swingline Lender, in which case such resigning Agent (x) shall not be required to issue any further Letters of Credit or make any additional Swingline Loans hereunder and

(y) shall maintain all of its rights as Issuing Bank or Swingline Lender, as the case may be, with respect to any Letters of Credit issued by it, or Swingline Loans made by it, prior to the date of such resignation. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

Each Lender (a) acknowledges that it has received a copy of each Collateral Documents, (b) without limiting the foregoing, agrees that it will be bound by and will take no actions contrary to the provisions of any Collateral Documents and (c) acknowledges that the Agent will, and hereby authorizes the Agent to, enter into (and be a party to) the Collateral Documents and any intercreditor agreements on behalf of itself, such Lender and the holders of any future Specified Secured Indebtedness. The Lenders further acknowledge that, pursuant to the Collateral Documents, the Agent will have the sole right to proceed against the Collateral. In the event of a foreclosure by the Agent on any of the Collateral pursuant to a public or private sale or other disposition, any Secured Party may be the purchaser of any or all of such Collateral at any such sale or other disposition, and the Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by such Secured Party. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the foregoing provisions. The provisions of this paragraph are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

The Joint Lead Arrangers and joint bookrunners shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(i) if to any Loan Party, to the Borrower at:

The Tower at Erieview

1301 East 9th Street, Suite 3000

Cleveland, OH 44114

Attention: Gregory Rufus

Facsimile No: (216) 706-2937

(ii) if to the Agent, to Credit Suisse at:

Eleven Madison Avenue

New York, NY 10010

Attention: Sean Portrait—Agency Manager

Telephone No: (919) 994-6369

Facsimile No: (212) 322-2291

Email: agency.loanops@credit-suisse.com

(iii) if to any other Lender, to it at its address or facsimile number set forth in its Administrative Questionnaire.

(b) All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (ii) sent by facsimile shall be deemed to have been given when sent and when receipt has been confirmed by telephone, provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient.

(c) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and internet or intranet websites) pursuant to procedures approved by the Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance and no Event of Default certificates delivered pursuant to Section 5.01(d) unless otherwise agreed by the Agent and the applicable Lender. The Agent or the Borrower (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor.

(d) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

(e) Holdings and the Borrower hereby acknowledge that (x) the Agent will make available to the Lenders and the Issuing Bank materials and/or information provided by or on behalf of the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (y) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Holdings, the Borrower or their securities) (each, a “Public Lender”). Holdings and the Borrower hereby agree that (1) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (2) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Holdings and the Borrower or their securities for purposes of foreign, United States Federal and state securities laws; (3) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor”; and (4) the Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor”. Notwithstanding the foregoing, the following Borrower Materials shall be deemed to be marked “PUBLIC”, unless Holdings or the Borrower notifies the Agent promptly that any such document contains material non-public information: (A) the Loan Documents, (B) notifications of changes in the terms of the Term Loans, Term Loan Commitments, Revolving Loans, Revolving Credit Commitments, Swingline Loans, Swingline Commitments or L/C Commitments and (C) financial statements and accompanying information and certificates delivered pursuant to Sections 5.01(a) or (b).

(i) Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including foreign, United States Federal and state securities laws, to make reference to communications and other information and materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to Holdings or a Borrower or its securities for purposes of foreign, United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILFUL MISCONDUCT.

(f) Nothing herein shall prejudice the right of the Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent, the Issuing Bank and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, to the extent permitted by law, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Agent or any Lender may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders, provided that the Borrower and the Agent may enter into an amendment to effect the provisions of Section 2.26(b) upon the effectiveness of any Incremental Term Loan Assumption Agreement or Incremental Revolving Credit Assumption Agreement and Section 2.27(b) upon the effectiveness of any Revolving Credit Increase Assumption Agreement or (ii) in the case of any other Loan Document (other than any such amendment to effectuate any modification thereto expressly contemplated by the terms of such other Loan Documents), pursuant to an agreement or agreements in writing entered into by the Agent and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders; provided that no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender; it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default or mandatory prepayment shall not constitute an increase of any Commitment of any Lender, (B) reduce or forgive the principal amount of any Loan or L/C Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees (including any prepayment fees) payable hereunder, without the written consent of each Lender directly affected thereby, (C) postpone any scheduled date of payment of the principal amount of any Loan or L/C Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby; provided that only the consent of the Required Lenders shall be necessary to amend the provisions of Section 2.12(c) providing for the default rate of interest, or to waive any obligations of the Borrower to pay interest at such default rate, (D) change Sections 2.09(c), 2.10(g), 2.17(c) or 2.17(f) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender, (E) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (F) release any material Guarantor from its obligation under its Guarantee (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender, or (G) except as provided in clauses (c) and (d) of this Section or in any Collateral Document, release all or substantially all of the Collateral, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent hereunder without the prior written consent of the Agent. The Agent may without the consent of any Lender also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.04. Upon the request of the Borrower, the Agent shall enter into such amendments (and may do so without the consent of any Lender, other agent, or the Issuing Bank) to the Collateral Documents (or enter into additional Collateral Documents or intercreditor agreements) to secure on a pari passu basis or junior basis, as the case may be, on terms reasonably acceptable to the Agent all obligations (including obligations comparable in scope to the Obligations) of all Specified Secured Indebtedness

having the same lien priority as, or a junior lien priority to, the Obligations permitted to be incurred under Section 6.01 and secured by Liens permitted to be incurred under Section 6.06 on all or a portion of the Collateral. Notwithstanding the foregoing, with the consent of Holdings, the Borrower and the Required Lenders, this Agreement (including Sections 2.09(c), 2.10(g), 2.17(c) and 2.17(f)) may be amended (x) to allow the Borrower to prepay Loans of a Class on a non-pro rata basis in connection with offers made to all the Lenders of such Class pursuant to procedures approved by the Agent and (y) to allow the Borrower to make loan modification offers to all the Lenders of one or more Classes of Loans that, if accepted, would (A) allow the maturity and scheduled amortization of the Loans of the accepting Lenders to be extended, (B) increase the Applicable Rates and/or Fees payable with respect to the Loans and Commitments of the accepting Lenders and (C) treat the modified Loans and Commitments of the accepting Lenders as a new Class of Loans and Commitments for all purposes under this Agreement.

(c) The Lenders and the Issuing Bank hereby irrevocably agree that the Liens granted to the Agent by the Loan Parties on any Collateral shall be automatically released (i) upon the termination of the Commitments, payment and satisfaction in full in cash of all Obligations (other than Unliquidated Obligations), and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to the Agent, (ii) upon the sale or other disposition of the property constituting such Collateral (including as part of or in connection with any other sale or other disposition permitted hereunder) to any Person other than another Loan Party, to the extent such sale or other disposition is made in compliance with the terms of this Agreement (and the Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry), (iii) to the extent such Collateral is comprised of property leased to a Loan Party, upon termination or expiration of such lease, (iv) subject to paragraph (b) of this Section 9.02, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, (v) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under its Guarantee in accordance with the provisions of this Agreement and the Guarantee and Collateral Agreement or (vi) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Agent and the Lenders pursuant to the Collateral. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral to the extent required under the provisions of the Loan Documents.

(d) Notwithstanding anything to the contrary contained in this Section 9.02, guarantees, collateral security documents and related documents executed by Foreign Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Agent and may be amended and waived with the consent of the Agent at the request of the Borrower without the need to obtain the consent of any other Lenders if such amendment or waiver is delivered in order (i) to comply with local law or advice of local counsel, (ii) to cure ambiguities or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents.

(e) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender directly affected thereby”, the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then (x) the Agent may elect to purchase all (but not less than all) of (1) any affected Class of such Lender’s Commitments, the corresponding Loans owing to it and all of its rights and obligations hereunder and under the other Loan Documents in respect of such affected Class or (2) such Lender’s Commitments, the Loans owing to it and all of its rights and obligations hereunder and under the other Loan Documents, provided that the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such purchase all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including, without limitation, payments due to such Non-Consenting Lender under Sections 2.14 and 2.16 and an amount, if any, equal to the payment which would have been due to such Lender on the day of such purchase under Section 2.15 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the Agent or (y) the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement by the Borrower, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Agent shall agree, as of such date, to purchase for cash the Loans due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, (ii) the replacement Lender shall grant its consent with respect to the applicable proposed amendment, waiver or consent and (iii) the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including, without limitation, payments due to such Non-Consenting Lender under Sections 2.14 and 2.16, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.15 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. Each Lender agrees that if the Agent or the Borrower, as the case may be, exercises its option hereunder, it shall promptly execute and deliver all agreements and documentation necessary to effectuate such assignment as set forth in Section 9.04. The Agent or the Borrower shall be entitled (but not obligated) to execute and deliver such agreement and documentation on behalf of such Non-Consenting Lender and any such agreement and/or documentation so executed by the Agent or the Borrower shall be effective for purposes of documenting an assignment pursuant to Section 9.04.

(f) The Agent, Holdings and the Borrower may amend any Loan Document to correct administrative or manifest errors or omissions, or to effect administrative changes that are not adverse to any Lender; provided, however, that no such amendment shall become effective until the fifth Business Day after it has been posted to the Lenders, and then only if the Required Lenders have not objected in writing thereto within such five Business Day period.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Loan Parties agree, jointly and severally, to pay (i) all reasonable documented out-of-pocket expenses incurred by the Agent, the Joint Lead Arrangers, the financial institutions identified as the Joint Bookrunners on the cover of this Agreement, and their respective Affiliates, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Agent and the Joint Lead Arrangers, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein, the preparation of the Loan Documents and related documentation, (ii) all reasonable documented out-of-pocket expenses incurred by the Agent and its Affiliates, including the reasonable fees, charges and disbursements of outside legal counsel to the Agent, in connection with any amendments, modifications or waivers of the provisions of any Loan Documents (whether or not the transactions contemplated thereby shall be consummated), (iii) all reasonable documented out-of-pocket expenses incurred by the Agent, the Issuing Banks or the Lenders, including the reasonable documented fees, charges and disbursements of any counsel for the Agent and for one law firm retained by the Lenders (and one local counsel for both the Agent and the Lenders in each relevant jurisdiction and, in the case of a conflict of interest, one additional counsel per group of affected parties), in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such reasonable documented out-of-pocket expenses incurred during any workout, restructuring or related negotiations in respect of such Loans, and (iv) subject to any other provisions of this Agreement, of the Loan Documents or of any separate agreement entered into by the Borrower and the Agent with respect thereto, all reasonable documented out-of-pocket expenses incurred by the Agent in the administration of the Loan Documents. Expenses reimbursable by the Borrower under this Section include, without limiting the generality of the foregoing, subject to any other applicable provision of any Loan Document, reasonable documented out-of-pocket costs and expenses incurred in connection with:

(i) lien and title searches and title insurance; and

(ii) Taxes, fees and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent’s Liens.

Other than to the extent required to be paid on the Restatement Date, all amounts due under this paragraph (a) shall be payable by the Borrower within ten (10) Business Days of receipt of an invoice relating thereto and setting forth such expenses in reasonable detail.

(b) The Borrower shall indemnify the Agent, the Joint Lead Arrangers, the Issuing Banks and each Lender, and each Related Party of any of the foregoing

Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, but excluding Taxes (other than Taxes referred to in Section 9.03(a)) which shall be dealt with exclusively pursuant to Section 2.16 above, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby (including the use of proceeds of any Loan or Letter of Credit), (ii) any Environmental Liability related in any way to the Borrower or any of its Subsidiaries or to any property owned or operated by the Borrower or any of its Subsidiaries, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

(c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Agent such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against the Agent in its capacity as such.

(d) To the extent permitted by applicable law, no party to this Agreement shall assert, and each hereby waives, any claim against any other party hereto or any Related Party thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof; provided that the foregoing shall not preclude any Indemnitee from seeking to recover the preceding types of damages from the Borrower to the extent (a) otherwise required to be paid by Borrower to such Indemnitee under Section 9.02(b) and (b) specifically payable by such Indemnitee to any third party.

(e) All amounts due under this Section shall be paid promptly after written demand therefor.

SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section (any attempted assignment or transfer not complying with the terms of this Section shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment or the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrower (such consent being deemed given with respect to the assignment of Term Loans only unless the Borrower shall have objected to such assignment by written notice to the Agent within five Business Days after having received notice thereof), provided that no consent of the Borrower shall be required (1) for an assignment to another Lender, an Affiliate of a Lender or an Approved Fund or (2) if an Event of Default specified in paragraphs (a), (b), (f) or (g) of Article VII has occurred and is continuing, any other Eligible Assignee and provided further that no consent of the Borrower shall be required for an assignment during the primary syndication of the Loans to Persons identified by the Agent to the Borrower on or prior to the Restatement Date and reasonably acceptable to the Borrower;

(B) the Agent; and

(C) the Swingline Lender and the Issuing Bank, in the case of any assignment of a Revolving Credit Commitment.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to another Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or the principal amount of Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the

Agent and determined on an aggregate basis in the event of concurrent assignments to Related Funds (as defined below)) shall be in a minimum amount of at least $5,000,000 in the case of Revolving Credit Commitments or Revolving Loans and in a minimum amount of at least of $1,000,000 in the case of Term Loan Commitments or Term Loans unless each of the Borrower and the Agent otherwise consent;

(B) each partial assignment of a Revolving Credit Commitment or Revolving Loan shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect the Revolving Credit Commitments and the Revolving Credit Exposure;

(C) the parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption via an electronic settlement system acceptable to the Agent (or, if previously agreed with the Agent, manually) and, in each case, shall pay to the Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Agent); and

(D) the assignee, if it shall not be a Lender, shall deliver on or prior to the effective date of such assignment, to the Agent (1) an Administrative Questionnaire and (2) if applicable, an appropriate Internal Revenue Service form (such as Form W-8BEN or W-8ECI or any successor form adopted by the relevant United States taxing authority) as required by applicable law supporting such assignee’s position that no withholding by any Borrower or the Agent for United States income tax payable by such assignee in respect of amounts received by it hereunder is required.

The term “Related Funds” means with respect to any Lender that is an Approved Fund, any other Approved Fund that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 (subject to the requirements of Section 2.16) and 9.03 with respect to facts and circumstances occurring on or prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, or principal amount of, and any interest on, the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and tax certifications required by Section 9.04(b)(ii)(D)(2) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Agent shall accept such Assignment and Assumption and promptly record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.04(a), 2.17(b) or 9.03(c), the Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 9.04.

(vi) By executing and delivering an Assignment and Assumption, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Assumption, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is an Eligible Assignee, legally authorized to enter into such Assignment and Assumption; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.04(a) or delivered pursuant to Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(c) (i) Any Lender may, without the consent of the Borrower or the Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment or the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) no such Participant shall be a “creditor” as defined in Regulation T or a “foreign branch of a broker-dealer” within the meaning of Regulation X. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(b) as though it were a Lender. Each Lender that sells a participation, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a register for the recordation of the names and addresses of each

Participant and the principal amounts of, and stated interest on, each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to the Borrower, the Agent or any other Person (including the identity of any Participant or any information relating to a Participant’s interest in the Commitments, Loans or other Obligations) except to the extent that such disclosure is necessary to establish that such Commitments, Loans or other Obligations are in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive, absent manifest error, and such Lender may treat each Person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.16(f) as though it were a Lender.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including, without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) no SPC shall be a “creditor” as defined in Regulation T or a “foreign branch of a broker-dealer” within the meaning of Regulation X. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Sections 2.14, 2.15 and 2.16), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender) and (iii) the Granting Lender shall for all purposes including approval of any amendment, waiver or other modification of any provision of the Loan Documents, remain the Lender of record hereunder. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06. Integration; Effectiveness. This Agreement, the other Loan Documents, the Engagement Letter and any separate letter agreements with respect to fees payable to the Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective as provided for in the Amendment and Restatement Agreement.

SECTION 9.07. Severability. To the extent permitted by law, any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or any Guarantor against any of and all the obligations of the Borrower or any Guarantor now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall notify the Borrower and the Agent of such set-off or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. NOTWITHSTANDING THE FOREGOING, AT ANY TIME THAT ANY OF THE OBLIGATIONS SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO LENDER SHALL EXERCISE A RIGHT OF SETOFF, LENDER’S LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY LOAN DOCUMENT UNLESS IT IS TAKEN WITH THE CONSENT OF THE LENDERS REQUIRED BY SECTION 9.02 OF THIS AGREEMENT, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE AGENT PURSUANT TO THE COLLATERAL DOCUMENTS OR THE ENFORCEABILITY OF THE OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OR ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE PARTIES AS REQUIRED ABOVE, SHALL BE NULL AND VOID. THIS PARAGRAPH SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE LENDERS.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York, New York in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) To the extent permitted by law, each party to this Agreement hereby irrevocably waives personal service of any and all process upon it and agrees that all such service of process may be made by registered mail (return receipt requested) directed to it at its address for notices as provided for in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. The Agent, the Issuing Bank and each Lender agrees (and each Lender agrees to cause its SPC, if any) to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, trustees, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory, governmental or administrative authority, (c) to the extent required by law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, including, without limitation, any SPC, (ii) any pledgee referred to in Section 9.04(d) or (iii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from any Loan Party relating to the Loan Parties or their businesses, or the Transactions other than any such information that is available to the Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by any Loan Party. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 9.13. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that (a) it is not relying on or looking to any Margin Stock for the repayment of the Borrowings provided for herein and acknowledges that the Collateral shall not include any Margin Stock and (b) it is not and will not become a “creditor” as defined in Regulation T or a “foreign branch of a broker-dealer” within the meaning of Regulation X. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any Requirement of Law.

SECTION 9.14. USA PATRIOT Act. Each Lender and the Agent (for itself and not on behalf of any Lender) that is subject to the requirements of the USA PATRIOT Act hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Agent, as applicable, to identify the Borrower in accordance with the USA PATRIOT Act.

SECTION 9.15. Disclosure. Each Loan Party and each Lender hereby acknowledges and agrees that the Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates. In addition, each Loan Party and each Lender hereby acknowledges that an Affiliate of the Agent was an initial purchaser of the Senior Subordinated Notes.

SECTION 9.16. Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or otherwise deal with such Collateral in accordance with the Agent’s instructions.

SECTION 9.17. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.18. Effect of Restatement. This Agreement shall, except as otherwise expressly set forth herein, supersede the Existing Credit Agreements from and after the Restatement Date with respect to the transactions hereunder and with respect to the Loans and Letters of Credit outstanding under the Existing Credit Agreements as of the Restatement Date. The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreements (except as otherwise expressly provided with respect to the Existing Bank Debt Refinancing) and the other Loan Documents as in effect prior to the Restatement Date, (b) such Obligations (except as otherwise expressly provided with respect to the Existing Bank Debt Refinancing) are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents, (c) the liens and security interests in favor of the Agent for the benefit of the Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations (except as otherwise expressly provided with respect to the Existing Bank Debt Refinancing) and (d) all references in the other Loan Documents to the Credit Agreement shall be deemed to refer without further amendment to this Agreement.

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COMMITMENT SCHEDULE

Lender	Revolving A Credit Commitment	Revolving B Credit Commitment	Tranche B Term Loan Commitment	Tranche C Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	—	$35,500,000.00	$500,000,000.00	$1,700,000,000.00
UBS Loan Finance LLC	—	$37,500,000.00	—	—
Citibank, N.A.	—	$35,000,000.00	—	—
Royal Bank of Canada	—	$35,000,000.00	—	—
Morgan Stanley Bank, N.A.	—	$30,000,000.00	—	—
Barclays Bank PLC	—	$30,000,000.00	—	—
PNC Bank, National Association	—	$22,500,000.00	—	—
CIT Bank	—	$17,000,000.00	—	—
Raymond James Bank FSB	—	$15,000,000.00	—	—
Crédit Industriel et Commercial	—	$9,000,000.00	—	—
FirstMerit Bank, N.A.	—	$8,500,000.00	—	—
First Niagara Bank, N.A.	—	$3,000,000.00	—	—
General Electric Capital Corporation	$8,590,604.03	—	—	—
Mizuho Corporate Bank, Ltd.	$8,590,604.03	—	—	—
RBS Citizens, N.A.	$6,442,953.02	—	—	—
Metropolitan Life Insurance Company	$2,791,946.31	—	—	—
East West Bank	$2,147,651.01	—	—	—
Sumitomo Mitsui Banking Corporation	$2,147,651.01	—	—	—
Hillmark Funding Ltd.	$429,530.20	—	—	—
Stoney Lane Funding I Ltd.	$429,530.20	—	—	—
Meridian Bank	$429,530.20	—	—	—
Total	$32,000,000.00	$278,000,000.00	$500,000,000.00	$1,700,000,000.00

Schedule 1.01(a)

Immaterial Subsidiaries

Beam’s Industries, Inc., an Oklahoma corporation

Schedule 1.01(b)

Mortgaged Properties

Address	Record Owner
8301 Imperial Dr. Waco, TX 76712	MarathonNorco Aerospace, Inc.

1230 Old Norris Road Liberty, SC 29657	Champion Aerospace LLC

1414 Randolph Ave. Avenel, NJ 07001	Avionic Instruments LLC

450 Goolsby Blvd. Deerfield Beach, FL 33442	CDA InterCorp LLC

320 S. Church St. Addison, IL 60101	CEF Industries, LLC

3422 Wallingford Ave. North Seattle, WA 98103	AvtechTyee, Inc.

3400 Wallingford Ave. North Seattle, WA 98103	AvtechTyee, Inc.

3320 Wallingford Ave. North Seattle, WA 98103	AvtechTyee, Inc.

3326 Wallingford Ave. North Seattle, WA 98103	AvtechTyee, Inc.

1813-1815 North 34th St. Seattle, WA 98103	AvtechTyee, Inc.

4223 Monticello Blvd. South Euclid, OH 44121	AeroControlex Group Inc.

5000 Triggs Street Los Angeles, CA 90022	TransDigm Inc.

313 Gillette Street Painesville, OH 44077	AeroControlex Group Inc.

2600 South Custer Wichita, KS 67217	Western Sky Industries, LLC (d/b/a Electromech Technologies)

900 South Richfield Road Placentia, CA 92870	Hartwell Corporation

9810 6th Street Rancho Cucamongo, CA 91730	Hartwell Corporation

6019 Powdermill Road, Franklin Twp. Kent, OH 44240	Schneller LLC

1043 North 47th Ave. Phoenix, AZ 85043	AmSafe, Inc.

Schedule 1.01(c)

Existing Letters of Credit

LC#	Current Amount	Effective Date	Expiration Date	Beneficiary
TS 07002143	$340,000.00	06-Dec-10	01-Dec-13	Employers Insurance of Wausau
TS 07003371	$825,000.00	06-Dec-10	01-Dec-13	Hartford Insurance Company
TS-07003837	$1,249,000.00	06-Dec-10	01-Dec-13	Hartford Insurance Company
TS-07006014	$300,000.00	15-Apr-11	15-Apr-13	Zurich American Insurance Company
TS-07006032	$390,000.00	16-May-11	16-May-13	National Union Fire Insurance Co of PACompany
TS-07006042	$530,000.00	19-May-11	19-May-13	Sentry Insurance
TS-07006268	$858,821.55	06-Dec-11	05-Dec-13	Wells Fargo Bank
TS-07006303	$635,575.00	06-Jan-12	05-Jan-14	National Union Fire Insurance Co of PACompany
TS-07006382	$220,000.00	03-Apr-12	03-Apr-13	State of California
TS-07006377	$293,350.00	03-Apr-12	03-Apr-13	ACE American Insurance
TS-07006339	$911,996.04	15-Feb-12	13-Feb-14	JPMorgan
TS-07006512	$200,000.00	19-Sep-12	03-Aug-13	Western Surety Company
TS-07006513	$500,000.00	19-Sep-12	03-Aug-13	National Westminster Bank PLC
TS-07006628	$95,000.00	31-Oct-12	31-Oct-13	Aetna Life Insurance Company

	$7,348,742.59

Schedule 1.01(d)

Existing Indebtedness

1.	Amended and Restated Promissory Note, dated as of February 21, 2013, made by Champion Aerospace LLC (f/k/a Champion Aerospace Inc.) in favor of TransDigm Inc. in the principal amount of $81,937,500, as further amended, restated, supplemented or otherwise modified from time to time.

2.	Amended and Restated Demand Promissory Note, dated February 21, 2013, made by Aviation Technologies, Inc. (as successor by merger to Project Coffee Acquisition Co.) in favor of TransDigm Inc., in the principal amount of $300,000,000, as further amended, restated, supplemented or otherwise modified from time to time.

3.	Notes issued by McKechnie Aerospace (Europe) Ltd. in the aggregate principal amount of €16,550,000 and €1,000 each in favor of McKechnie Aerospace DE, Inc., as amended, restated, supplemented or otherwise modified from time to time.

4.	Second Amended and Restated Intercompany Note, dated as of February 21 2013, made by each of the payors listed on the signature pages thereto in favor of the Payees (as defined therein), as further amended, restated, supplemented or otherwise modified from time to time.

5.	Intercompany Note, dated as of February 21, 2013, made by each of the payors listed on the signature pages thereto in favor of the Payees (as defined therein), as amended, restated, supplemented or otherwise modified from time to time.

6.	Loan Agreement, dated September 1, 2004, made by Bridport Holdings, Inc. in favor of Bridport Limited In the aggregate principal amount of $16,583,535, as amended, restated, supplemented or otherwise modified from time to time.

7.	#2 Loan Agreement, dated October 9, 2008, by Bridport Holdings, Inc., in favor of Bridport Limited in the aggregate principal amount of $1,000,000, as amended, restated, supplemented or otherwise modified from time to time.

8.	Bond Loan Agreement, dated on or about June 30, 2001, made by Technical Airborne Components Industries S.P.R.L. in favor of Technical Airborne Components Limited and McKechnie Aerospace (UK) Limited in aggregate principal amount of $20,000,000, as amended, restated, supplemented or otherwise modified from time to time.

9.	All Indebtedness associated with the capital leases disclosed on Schedule 1.01(e) in an aggregate amount not to exceed $50,000,000.

10.	The AmSafe letters of credit referenced on the exhibit attached hereto.

AmSafe Letters of Credit

Beneficiary	Amount	LC#	Date Issued	Expiration Date	Issuing Bank
State Bank of India	8,949.42	CPCS-954308	09/19/2011	02/28/2013	JPMorgan Chase Bank, N.A.
State Bank of India	76,442.99	CPCS-954309	09/20/2011	10/26/2012	JPMorgan Chase Bank
State Bank of India	54,775.19	CPCS-954312	09/19/2011	05/15/2013	JPMorgan Chase Bank
State Bank of India	3,722.38	CPCS-954315	09/19/2011	10/31/2013	JPMorgan Chase Bank
State Bank of India	10,243.64	CPCS-954317	09/19/2011	05/15/2013	JPMorgan Chase Bank

Schedule 1.01(e)

Existing Liens

See attached.

LIEN SEARCH RESULTS

Debtor	State	Jurisdiction	Secured Party	UCC Filing No./Filing Date
ADAMS RITE AEROSPACE, INC.	CA	State	Mazak Corporation	UCC: 07-7104534940 File Date: 3/1/07

Adams Rite Aerospace, Inc	CA	State	FANUC Robotics America, Inc.	UCC: 10-7245855976 File Date: 9/23/10

Adams Rite Aerospace, Inc	CA	State	Ellison Technologies, Inc.	UCC: 12-7331681567 File Date: 10/4/12

Adams Rite Aerospace, Inc. (Adams Rite Aerospace as reflected on UCC)	CA	State	Ellison Technologies, Inc.	UCC: 12-7336174387 File Date: 11/8/12

Adams Rite Aerospace, Inc	CA	State	Ellison Technologies, Inc.	UCC: 12-7336179211 File Date: 11/8/12

AMSAFE COMMERCIAL PRODUCTS, INC.	DE	State	CROWN CREDIT COMPANY	UCC: 20081494598 File Date: 4/30/08

AM-SAFE COMMERCIAL PRODUCTS, INC.	DE	STATE	TOYOTA MOTOR CREDIT CORPORATION	UCC: 20081544814 File Date: 5/5/08

AMSAFE COMMERCIAL PRODUCTS, INC.	DE	State	CROWN CREDIT COMPANY	UCC: 20081623576 File Date: 5/9/08

AMSAFE, INC.	DE	State	BELT-TECH PRODUCTS INC.	UCC: 20073445441 File Date: 9/11/07

AMSAFE INC	DE	State	US BANCORP	UCC: 20091576229 File Date: 5/18/09

AMSAFE INC	DE	State	US BANCORP	UCC: 20092563812 File Date: 8/10/09

Debtor	State	Jurisdiction	Secured Party	UCC Filing No./Filing Date
AMSAFE INC	DE	State	US BANCORP	UCC: 20092899000 File Date: 9/9/09

AMSAFE INC	DE	State	US BANCORP	UCC: 20100455034 File Date: 2/10/10

AMSAFE, INC.	DE	State	U.S. BANCORP EQUIPMENT FINANCE, INC.	UCC: 20113953729 File Date: 10/13/11

AMSAFE, INC.	DE	State	U.S. BANCORP EQUIPMENT FINANCE, INC.	UCC: 20114631860 File Date: 12/5/11

AMSAFE, INC.	DE	State	U.S. BANK EQUIPMENT FINANCE	UCC: 2012 1337494 File Date: 4/5/12

AMSAFE, INC.	DE	State	U.S. BANK EQUIPMENT FINANCE	UCC: 2012 1394842 File Date: 4/11/12

AMSAFE, INC.	DE	State	U.S. BANK EQUIPMENT FINANCE	UCC: 2012 1546268 File Date: 4/20/12

Avtech Corporation	WA	State	Selway Machine Tool Co. Inc.	UCC: 2007-263-4760-5 File Date: 9/20/07

Champion Aerospace Inc.	DE	State	Citibank, N.A.	UCC: 4187800 0 File Date: 7/6/04 Continuation: 2009 0810264 Continuation Date: 3/13/09

CHAMPION AEROSPACE INC.	DE	State	STRATEGIC FINANCE LLC	UCC: 2007 3529913 File Date: 9/18/07

			Assigned: ROYAL BANK AMERICA LEASING	Assignment: 2007 3529954 Assignment Date: 9/18/07

Debtor	State	Jurisdiction	Secured Party	UCC Filing No./Filing Date
CHA1MPION AEROSPACE INC.	DE	State	STRATEGIC FINANCE LLC Assigned: ROYAL BANK AMERICA LEASING	UCC: 2008 0333656 File Date: 1/28/08 Assignment: 2008 0333805 Assignment Date: 1/28/08

CHAMPION AEROSPACE INC.	DE	State	KEARNS BUSINESS SOLUTIONS	UCC: 2008 2215851 File Date: 6/27/08

CHAMPION AEROSPACE INC.	DE	State	JOHNSON MATTHEY INC.	UCC: 2009 2667092 File Date: 8/19/09

CHAMPION AEROSPACE LLC	DE	State	GREATAMERICA LEASING CORPORATION	UCC: 2011 3721340 File Date: 9/28/2011

CHAMPION AEROSPACE LLC	DE	State	GENERAL ELECTRIC CAPITAL CORPORATION	UCC: 2012 2094904 File Date: 5/31/12

DUKES AEROSPACE, INC.	DE	State	WEBBANK	UCC: 2013 0059338 File Date: 1/4/13

Harco Laboratories, Incorporated	CT	State	General Electric Capital Corporation	UCC: 0002454880 File Date: 5/8/07 Amend: 0002860885 Amend Date: 2/22/12 Amend: 0002862210 Amend Date: 2/23/12

HARCO LABORATORIES, INCORPORATED	CT	State	US Bancorp	UCC: 0002730675 File Date: 1/6/10

HARCO LABORATORIES INCORPORATED	CT	State	US Bancorp	UCC: 0002746601 File Date: 4/13/10

Debtor	State	Jurisdiction	Secured Party	UCC Filing No./Filing Date
HARCO LABORATORIES INCORPORATED	CT	State	US Bancorp	UCC: 0002751495 File Date: 5/5/10

HARCO LABORATORIES INCORPORATED	CT	State	US Bancorp Business Equipment Finance Group	UCC: 0002782158 File Date: 11/5/10

HARCO LABORATORIES INCORPORATED	CT	State	US Bancorp Business Equipment Finance Group	UCC: 0002829183 File Date: 8/4/11

HARCO LABORATORIES INCORPORATED	CT	State	US Bancorp Business Equipment Finance Group	UCC: 0002842000 File Date: 10/25/11

HARCO LABORATORIES INCORPORATED	CT	State	US Bancorp Business Equipment Finance Inc.	UCC: 0002854251 File Date: 12/28/11

HARCO LABORATORIES INCORPORATED	CT	State	US Bancorp Business Equipment Finance Inc.	UCC: 0002864389 File Date: 3/7/12

HARCO LABORATORIES INCORPORATED	CT	State	US Bancorp Business Equipment Finance, a division of U.S. Bank National Association	UCC: 0002906336 File Date: 11/13/12

MARATHONNORCO AEROSPACE, INC.	DE	State	DE LAGE LANDEN FINANCIAL SERVICES, INC.	UCC: 5041878 1 File Date: 2/7/05 Continuation: 2010 0284517 Continuation Date: 1/27/10

MARATHONNORCO AEROSPACE, INC.	TX	State	ERVIN LEASING COMPANY	UCC: 07-0038637115 File Date: 11/12/07

MARATHONNORCO AEROSPACE, INC.	TX	State	DE LAGE LANDEN FINANCIAL SERVICES, INC.	UCC: 10-0029348360 File Date: 10/11/10

Debtor	State	Jurisdiction	Secured Party	UCC Filing No./Filing Date
MCKECHNIE AEROSPACE INVESTMENTS, INC.	DE	State	GREATAMERICA LEASING CORPORATION	UCC: 2009 3738058 File Date: 11/20/09

MCKECHNIE INVESTMENTS, INC. Add’l Debtors: WESTERN SKY INDUSTRIES, INC. WELCO TECHNOLOGIES	DE	State	ATLAS COPCO COMPRESSORS LLC	UCC: 2007 1379618 File Date: 4/12/07

TransDigm Inc.	DE	State	GE Capital	UCC: 32427196 File Date: 9/18/03 Continuation.: 2008 1296787 File Date: 4/14/08

TransDigm Inc.	DE	State	General Electric Capital Corporation	UCC: 54054830 File Date: 12/29/05 Continuation.: 2010 3386566 File Date: 9/29/10

TransDigm Inc.	DE	State	Comdoc	UCC: 2011 0837305 File Date: 3/7/11

Transicoil Corp. Amend: Transicoil LLC	DE	State	General Electric Capital Corporation	UCC: 2007 1318392 File Date: 4/9/07 Amend: 2008 0397065 File Date: 2/1/08 Continuation.: 2012 0375347 File Date: 1/30/12

Debtor	State	Jurisdiction	Secured Party	UCC Filing No./Filing Date
Western Sky Industries, LLC	DE	State	Citibank, N.A.	UCC: 41709478 File Date: 6/21/04 Continuation: 2009 0808623 File Date: 3/13/09

Western Sky Industries, LLC	DE	State	Citibank, N.A.	UCC: 51336446 File Date: 5/2/05 Continuation: 2009 3926869 File Date: 12/8/09

Western Sky Industries, LLC McKechnie Investments, Inc. Welco Technologies	DE	State	Atlas Copco Compressors LLC	UCC: 2007 1379618 File Date: 4/12/07

Western Sky Industries, LLC	DE	State	Les Schwab Tire Centers of Washington, Inc.	UCC: 2007 3428736 File Date: 9/10/07

Western Sky Industries, LLC	DE	State	Dell Financial Services, L.P.	UCC: 2008 0420776 File Date: 2/4/08

Western Sky Industries, LLC	DE	State	Dell Financial Services L.L.C.	UCC: 2008 1620267 File Date: 5/9/08

Western Sky Industries, LLC	DE	State	Dell Financial Services L.L.C.	UCC: 2008 4140768 File Date: 12/12/08

Western Sky Industries, LLC	DE	State	Dell Financial Services L.L.C.	UCC: 2009 1054219 File Date: 4/2/09

Western Sky Industries, LLC	DE	State	Dell Financial Services L.L.C.	UCC: 2010 1134752 File Date: 4/2/10

Western Sky Industries, LLC	DE	State	Dell Financial Services L.L.C.	UCC: 2011 2028234 File Date: 5/27/11

Debtor	State	Jurisdiction	Secured Party	UCC Filing No./Filing Date
Western Sky Industries, LLC	DE	State	Dell Financial Services L.L.C.	UCC: 2011 4497023 File Date: 11/23/11

Western Sky Industries, LLC	DE	State	Dell Financial Services L.L.C.	UCC: 2012 2194902 File Date: 6/7/12

Western Sky Industries, LLC	WA	State	CIT Technology Financing Services, Inc.	UCC: 2009-212-6346-5 File Date: 7/31/09

Schedule 1.01(f)

Existing Investments

1.	Amended and Restated Promissory Note, dated as of February 21, 2013, made by Champion Aerospace LLC (f/k/a Champion Aerospace Inc.) in favor of TransDigm Inc. in the principal amount of $81,937,500, as further amended, restated, supplemented or otherwise modified from time to time.

2.	Amended and Restated Demand Promissory Note, dated February 21, 2013, made by Aviation Technologies, Inc. (as successor by merger to Project Coffee Acquisition Co.) in favor of TransDigm Inc., in the principal amount of $300,000,000, as further amended, restated, supplemented or otherwise modified from time to time.

3.	Notes issued by McKechnie Aerospace (Europe) Ltd. in the aggregate principal amount of €16,550,000 and €1,000 each in favor of McKechnie Aerospace DE, Inc., as amended, restated, supplemented or otherwise modified from time to time.

4.	Second Amended and Restated Intercompany Note, dated as of February 21, 2013, made by each of the pay ors listed on the signature pages thereto in favor of the Payees (as defined therein), as further amended, restated, supplemented or otherwise modified from time to time.

5.	Intercompany Note, dated as of February 21, 2013, made by each of the payors listed on the signature pages thereto in favor of the Payees (as defined therein), as amended, restated, supplemented or otherwise modified from time to time.

6.	Stock certificate of United Continental Holdings issued to Schneller LLC.

Schedule 3.05(a)

Properties

Address	Owned/Leased	Landlord	Loan Party
1301 E. 9th St., Suite 3000 Cleveland, OH 44114	Leased	Erieview Land Company LLC	TransDigm Inc.

8301 Imperial Dr. Waco, TX 76712	Owned	N/A	MarathonNorco Aerospace, Inc.

4141 N. Palm St. Fullerton, CA 92835	Leased	ProLogis	Adams Rite Aerospace, Inc.

1230 Old Norris Road. Liberty, SC 29657	Owned	N/A	Champion Aerospace LLC

1414 Randolph Ave. Avenel, NJ 07001	Owned	N/A	Avionic Instruments LLC

450 Goolsby Blvd. Deerfield Beach, FL 33442	Owned	N/A	CDA InterCorp LLC

3400 Wallingford Ave. North Seattle, WA 98103	Owned	N/A	AvtechTyee, Inc.

3320 Wallingford Ave. North Seattle, WA 98103	Owned	N/A	AvtechTyee, Inc.

3326 Wallingford Ave. North Seattle, WA 98103	Owned	N/A	AvtechTyee, Inc.

3422 Wallingford Ave. North Seattle, WA 98103	Owned	N/A	AvtechTyee, Inc.

1813-1815 North 34th St. Seattle, WA 98103	Owned	N/A	AvtechTyee, Inc.

9 Iron Bridge Dr. Collegeville, PA 19426	Leased	Robert A. Fisher	Transicoil LLC

101 Evans Ave. Dayton, NV 89403	Leased	Bedford Properties Management	Bruce Aerospace Inc.

320 S. Church St. Addison, IL 60101	Owned	N/A	CEF Industries, LLC

528 W. 21st St., Suite 6 Tempe, AZ 85282	Leased	RBI Industrial Properties	Acme Aerospace, Inc.

444 West 21st St. Tempe, AZ 85282	Leased	Waipio Trust -Broadway Business Part	Acme Aerospace, Inc.

25700 Rye Canyon Road Valencia, CA 91355	Owned	N/A	Semco Instruments, Inc.

9060 Winnetka Ave. Northridge, CA 91324	Leased	JS/JS Properties	Dukes Aerospace, Inc.

4600 Calle Bolero Camarillo, CA 93011	Leased	H&M Properties	Skurka Aerospace Inc.

Address	Owned/Leased	Landlord	Loan Party
4223 Monticello Blvd. South Euclid, OH 44121	Owned	N/A	AeroControlex Group, Inc.

5000 Triggs Street Los Angeles, CA 90022	Owned	N/A	TransDigm Inc.

313 Gillette Street Painesville, OH 44077	Owned	N/A	AeroControlex Group, Inc.

1800 London Road Cleveland, OH 44112	Leased	LRC-F London LLC	AeroControlex Group, Inc.

501 South Green Rd South Euclid, OH 44121	Leased	Nalco Properties	TransDigm Inc.

2225 Drake Ave Suite 1 Huntsville, AL 35805	Leased	Reed and Lamb Properties	Avionic Instruments LLC

Avenida Libre Comercia # 6, Parque Industrial Nuevo Nogales, 84094 Nogales, Sonora, Mexico	Leased	Mesa Industrial Center Complex	Semco Instruments, Inc.

4611 W. Harry St Wichita, KS 67209	Leased	Michaelis Real Estate LLC	Skurka Aerospace Inc.

1020/1030 Richfield Rd. Placentia, CA 92807	Leased	Richfield Park, LLC	Hartwell Corporation

2600 South Custer Wichita, KS 67217	Owned	N/A	Western Sky Industries, LLC (d/b/a Electromech Technologies)

900 South Richfield Road Placentia, CA 92870	Owned	N/A	Hartwell Corporation

9810 6th Street Rancho Cucamongo, CA 91730	Owned	N/A	Hartwell Corporation

6019 Powdermill Road, Franklin Twp., Kent, OH 44240	Owned	N/A	Schneller LLC

6200 49th Street North, Pinellas Park, FL 33781	Owned	N/A	Schneller LLC

186 & 190 Cedar Street, Branford, CT 06405	Owned	N/A	Harco Laboratories, Incorporated

1043 North 47th Ave., Phoenix, Arizona 85043	Owned	N/A	AmSafe, Inc.

22937 Gallatin Way, Elkhart, Indiana	Leased	J.A. Wagner Construction, Inc.	AmSafe Commercial Products, Inc.

2220 E. Cerritos Avenue, Anaheim, California, 92806	Leased	Karney Management Company	Bridport Air-Carrier, Inc.

Address	Owned/Leased	Landlord	Loan Party
Building 1122, Phoenix-Mesa Gateway Airport, Mesa, Arizona	Leased	Williams Gateway Airport Authority	AmSafe, Inc.

1317 West 12th St., Erie, Pennsylvania 16501	Leased	McCormick Structural Realty, LLC	Bridport Erie Aviation, Inc.

14835 Emery Avenue, Cleveland, Ohio	Leased	RMB Real Estate Group, LLC	Aero-Instruments Co., LLC

14901 Emery Avenue, Cleveland, Ohio	Leased	RMB Real Estate Group, LLC	Aero-Instruments Co., LLC

1324 Hird Avenue, Lakewood, Ohio	Leased	Cubesmart	Aero-Instruments Co., LLC

4081 W. 150th Street, Cleveland, Ohio	Leased	3D Real Estate Partners	Aero-Instruments Co., LLC

Schedule 3.05(f)

Intellectual Property

None.

Schedule 3.15

Capitalization and Subsidiaries

Loan Party	Type of Entity	Record Owner	Issued and Outstanding Equity Interests
MarathonNorco Aerospace, Inc.	Delaware corporation	TransDigm Inc.	32,925 shares of common stock

Adams Rite Aerospace, Inc.	California corporation	TransDigm Inc.	50,000 common shares

Champion Aerospace LLC	Delaware limited liability company	TransDigm Inc.	100% of membership interests

Marathon Power Technologies Limited	Delaware limited liability company	MarathonNorco Aerospace, Inc.	100,000 ordinary shares, par value £1.00

Avionic Instruments LLC	Delaware corporation	TransDigm Inc.	100% of membership interests

Skurka Aerospace Inc.	Florida limited liability company	TransDigm Inc.	100 shares of common stock

CDA InterCorp LLC	Delaware corporation	TransDigm Inc.	100% of membership interests

AeroControlex Group, Inc.	Delaware corporation	TransDigm Inc.	100 common shares

Aviation Technologies, Inc.	Delaware corporation	TransDigm Inc.	3,000 shares of common stock

AvtechTyee, Inc.	Washington corporation	Aviation Technologies, Inc.	4,689 shares of common stock

Transicoil LLC	Delaware limited liability company	Aviation Technologies, Inc.	100% of membership interests

Malaysian Aerospace Services, Inc.	Delaware corporation	Aviation Technologies, Inc.	500 shares of common stock

Bruce Aerospace Inc.	Delaware corporation	TransDigm Inc.	100 common shares

Bruce Industries, Inc.	Colorado corporation	Bruce Aerospace Inc.	1,000 common shares

CEF Industries, LLC	Delaware limited liability company	TransDigm Inc.	100% of membership interests

Acme Aerospace, Inc.	Delaware corporation	TransDigm Inc.	100 shares of common stock

Semco Instruments, Inc.	Delaware corporation	TransDigm Inc.	4,824,204 Class A common shares

Dukes Aerospace, Inc.	Delaware corporation	TransDigm Inc.	5,000 common shares

McKechnie Aerospace DE, Inc.	Delaware corporation	McKechnie Aerospace Holdings, Inc.	100 shares of common stock

McKechnie Aerospace US LLC	Delaware limited liability company	McKechnie Aerospace DE, Inc.	100% of membership interests

McKechnie Aerospace Investments, Inc.	Delaware corporation	McKechnie Aerospace US LLC	1,000 shares of Class A common stock

13,000 shares of Class B common stock

Loan Party	Type of Entity	Record Owner	Issued and Outstanding Equity Interests
Hartwell Corporation	California corporation	McKechnie Aerospace Investments, Inc.	27,132 ordinary shares 34,892 ordinary shares

Western Sky Industries, LLC	Delaware limited liability company	McKechnie Aerospace Investments, Inc.	100% of membership interests

Texas Rotronics, Inc.	Texas corporation	Western Sky Industries, LLC	1000 shares of common stock

McKechnie Aerospace Holdings, Inc.	Delaware corporation	TransDigm Inc.	100 shares of common stock

Schneller Holdings LLC	Delaware limited liability company	TransDigm Inc.	100% of membership interests

Schneller LLC	Delaware limited liability company	Schneller Holdings LLC	100% of membership interests

Schneller International Sales Corp.	Ohio corporation	Schneller LLC	100 shares

Harco Laboratories, Incorporated	Connecticut corporation	TransDigm Inc.	600 Class A common shares 3,200 Class B common shares

AmSafe Global Holdings, Inc.	Delaware corporation	TransDigm Inc.	1,000 common shares

AmSafe Commercial Products, Inc.	Delaware corporation	AmSafe, Inc.	1,000 shares of common stock

AmSafe, Inc.	Delaware corporation	AmSafe Industries, Inc.	1,000 common shares

Bridport Erie Aviation, Inc.	Delaware corporation	Bridport-Air Carrier, Inc. Bridport-Air Carrier, Inc.	800 shares of Series A common stock 200 shares of Series B common stock

Bridport Holdings, Inc.	Delaware corporation	AmSafe Industries, Inc.	1,000 shares of common stock

Bridport-Air Carrier, Inc.	Washington corporation	AmSafe, Inc.	200,100 shares of common stock

AP Global Holdings, Inc.	Delaware corporation	AmSafe Global Holdings, Inc.	100 shares of common stock

AP Global Acquisition Corp.	Delaware corporation	AP Global Holdings, Inc.	100 shares of common stock

AmSafe Industries, Inc.	Delaware corporation	AP Global Acquisition Corp.	100 shares of common stock

AmSafe – C Safe, Inc.	Delaware corporation	Bridport – Air Carrier, Inc.	1,000 shares of common stock

Aero-Instruments Co., LLC	Ohio limited liability company	TransDigm Inc.	100% of membership interests

Schedule 3.16

Mortgage Filing Offices

PROPERTY ADDRESS	Record Owner	FILING OFFICE
4223 Monticello Blvd. South Euclid, OH 44121	AeroControlex Group, Inc.	County of Cuyahoga Recorder’s Office, Cuyahoga County, Ohio

1230 Old Norris Road Liberty, SC 29657	Champion Aerospace LLC (f/k/a Champion Aerospace Inc.)	Register of Deeds Office, Pickens County, South Carolina

313 Gillette Street Painesville, OH 44077	AeroControlex Group, Inc.	Lake County Recorder’s Office, Lake County, Ohio

5000 Triggs Street Los Angeles, CA 90022	TransDigm Inc.	Los Angeles County Recorder’s Office, Los Angeles County, California

8301 Imperial Dr. Waco, TX 76712	MarathonNorco Aerospace, Inc.	McLennan County Clerk’s Office, McLennan County, Texas

1414 Randolph Ave. Avenel, NJ 07001	Avionic Instruments LLC (f/k/a DAC Realty Corp.)	Middlesex County Clerk’s Office, Middlesex County, New Jersey

2600 South Custer Wichita, KS 67217	Western Sky Industries, LLC	Sedgwick County Register of Deede

900 South Richfield Road Placentia, CA 92870	Hartwell Corporation	Orange County Office of Clerk-Recorder

9810 6th Street Rancho Cucamongo, CA 91730	Hartwell Corporation	County of San Bernardino Office of Auditor/Controller

450 Goolsby Blvd. Deerfield Beach, FL 33442	CDA InterCorp LLC	Broward County Recorder, Broward County, Florida

320 S. Church St. Addison, IL 60101	CEF Industries, LLC	DuPage County Recorder, DuPage County, Illinois

6019 Powdermill Road, Franklin Twp., Kent, OH 44240	Schneller LLC	Portage County Recorder’s Office, Portage County, Ohio

1043 North 47th Ave., Phoenix, AZ 85043	AmSafe, Inc.	Maricopa County Recorder’s Office, Maricopa County, Arizona

3422 Wallingford Ave. North Seattle, WA 98103	AvtechTyee, Inc.	King County Recorder’s Office, King County, Washington

3400 Wallingford Ave. North Seattle, WA 98103	AvtechTyee, Inc.	King County Recorder’s Office, King County, Washington

3320 Wallingford Ave. North Seattle, WA 98103	AvtechTyee, Inc.	King County Recorder’s Office, King County, Washington

3326 Wallingford Ave. North Seattle, WA 98103	AvtechTyee, Inc.	King County Recorder’s Office, King County, Washington

1813-1815 North 34th St. Seattle, WA 98103	AvtechTyee, Inc.	King County Recorder’s Office, King County, Washington

Schedule 3.17

Labor Disputes

None.

Schedule 4.02(b)

Local Counsel

State	Local Counsel
CA, DE, TX, NY	Jones Day 222 E. 41st Street New York, New York 10017 Attention: Brett Barragate

WA	Perkins Coie LLP 1201 Third Avenue, Suite 4800 Seattle, WA 98101-3099 Attention: Troy Hickman

CO, FL	Baker & Hostetler LLP PNC Center 1900 East 9th Street, Suite 3200 Cleveland, OH 44114-3482 Attention: John Gherlein

CT	Shipman & Goodwin LLP One Constitution Plaza Hartford, CT 06103-1919 Attention: James Schulwolf

Schedule 5.12

Post-Closing Obligations

1.	Within 45 days after the Restatement Date (or such later date that the Agent in its reasonable discretion may permit), the Agent shall have received the deliverables as required by Section 4.02(i)(i) with respect to each of the following entities:

a.	Marathon Power Technologies Limited

b.	Transicoil (Malaysia) Sendirian Berhad

c.	McKechnie Aerospace (Europe) Limited

d.	Mecanismos De Matamoros, S.A. de C.V.

e.	Schneller Asia Pte. Ltd.

f.	Bridport Limited

g.	AmSafe Bridport (Private) Limited

2.	Within 90 days after the Restatement Date (or such later date that the Agent in its reasonable discretion may permit), the Agent shall have received the deliverables as required by Section 4.02(i)(iii) with respect to each of the following Mortgaged Properties:

a.	8301 Imperial Dr., Waco, TX 76712

b.	1230 Old Norris Road, Liberty, SC 29657

c.	1414 Randolph Ave., Avenel, NJ 07001

d.	450 Goolsby Blvd., Deerfield Beach, FL 33442

e.	320 S. Church St., Addison, IL 60101

f.	4223 Monticello Blvd., South Euclid, OH 44121

g.	5000 Triggs Street, Los Angeles, CA 90022

h.	313 Gillette Street, Painesville, OH 44077

i.	2600 South Custer, Wichita, KS 67217

j.	900 South Richfield Road, Placentia, CA 92870

k.	9810 6th Street, Rancho Cucamonga, CA

3.	Within 90 days after the Restatement Date (or such later date that the Agent in its reasonable discretion may permit), the Agent shall have received (i) a Mortgage in form and substance reasonably satisfactory to the Agent, (ii) evidence that a counterpart of the Mortgage has been recorded or delivered to the appropriate Title Insurance Company subject to arrangements reasonably satisfactory to the Agent for recording promptly thereafter in the place necessary, in the Agent’s reasonable judgment, to create a valid and enforceable first priority Lien in favor of the Agent for the benefit of itself and the Secured Parties, (iii) ALTA mortgagee’s Title Insurance Policy in form and substance reasonably satisfactory to the Agent, (iv) an opinion of counsel in the state in which such parcel of real property is located in form and substance and from counsel reasonably satisfactory to the Agent and (v) such other information, documentation and certifications (including evidence of flood insurance as may be required by applicable law, surveys and/or zoning reports) as may be reasonably required by the Agent, in each case with respect to the following Mortgaged Properties:

a.	6019 Powdermill Road, Franklin Twp., Kent, OH 44240

b.	1043 North 47th Ave., Phoenix, AZ 85043

4.	Within 90 days after the Restatement Date (or such later date that the Agent in its reasonable discretion may permit), with respect to the below described Mortgaged Properties, the Agent shall have received (i) an amendment to the applicable Existing Mortgage in form and substance reasonably satisfactory to the Agent and (ii) evidence that a counterpart of such amendment to the Existing Mortgage has been recorded (or delivered to the appropriate Title Insurance Company subject to arrangements reasonably satisfactory to the Agent for recording promptly thereafter in the place necessary, in the Agent’s reasonable judgment, to create a valid and enforceable first priority Lien in favor of the Agent for the benefit of itself and the Secured Parties), provided that, in the event that any of the following Mortgaged Properties are not sold or otherwise disposed of by the Loan Parties in accordance with the requirements of the Credit Agreement prior to December 31, 2013, the Agent shall have received by December 31, 2013 (or such later date that the Agent in its reasonable discretion may permit) (i) a “date-down” endorsement to the existing title policy, which shall amend the description therein of the insured Existing Mortgage to include the amendment of the Existing Mortgage, and otherwise be in form and substance reasonably satisfactory to the Agent, (ii) an opinion of counsel in the state in which such parcels of real property are located in form and substance and from counsel reasonably satisfactory to the Agent and (iii) such other information, documentation, and certifications (including evidence of flood insurance as may be required by applicable law, surveys and/or zoning reports) as may be reasonably required by the Agent, in each case with respect to the following Mortgaged Properties:

a.	3422 Wallingford Ave. North, Seattle, WA 98103

b.	3400 Wallingford Ave. North, Seattle, WA 98103

c.	3320 Wallingford Ave. North, Seattle, WA 98103

d.	3326 Wallingford Ave. North, Seattle, WA 98103

e.	1813-1815 North 34th St., Seattle, WA 98103

Schedule 9.01

Borrower’s Website for Electronic Delivery

www.transdigm.com

EXHIBIT B

..

GUARANTEE AND COLLATERAL AGREEMENT

dated as of

June 23, 2006,

As Amended and Restated as of December 6, 2010,

February 14, 2011,

and

February 28, 2013

among

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

the Subsidiaries of TRANSDIGM INC. identified herein,

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

TABLE OF CONTENTS

Page

ARTICLE I

Definitions

Section 1.01. Credit Agreement	4
Section 1.02. Other Defined Terms	4

ARTICLE II

Guarantee

Section 2.01. Guarantee	10
Section 2.02. Guarantee of Payment	10
Section 2.03. No Limitations, Etc.	10
Section 2.04. Reinstatement	11
Section 2.05. Agreement To Pay; Subrogation	11
Section 2.06. Information	12

ARTICLE III

Pledge of Securities

Section 3.01. Pledge	12
Section 3.02. Delivery of the Pledged Collateral	13
Section 3.03. Representations, Warranties and Covenants	13
Section 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests	14
Section 3.05. Registration in Nominee Name; Denominations	14
Section 3.06. Voting Rights; Dividends and Interest, etc.	15

ARTICLE IV

Security Interests in Personal Property

Section 4.01. Security Interest	16
Section 4.02. Representations and Warranties	19
Section 4.03. Covenants	21
Section 4.04. Other Actions	23
Section 4.05. Covenants regarding Patent, Trademark and Copyright Collateral	26

i

ii

Schedules

Schedule I	Legal Name, Jurisdiction of Formation, Organizational Identification Number and Federal Taxpayer Identification Number of Each Grantor
Schedule II	Capital Stock; Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate

iii

GUARANTEE AND COLLATERAL AGREEMENT dated as of June 23, 2006, as amended and restated as of December 6, 2010, February 14, 2011, and February 28, 2013 (this “Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), the Subsidiaries of the Borrower identified herein and CREDIT SUISSE AG, as collateral agent for the Secured Parties (as defined below) and as administrative agent under the Credit Agreement (as defined below) (in such capacities, the “Agent”).

PRELIMINARY STATEMENT

Reference is made to the Amended and Restated Credit Agreement dated as of February 28, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Agent.

The Lenders and the Issuing Banks have extended and have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Agreement by Holdings, the Borrower and the Subsidiary Guarantors. As affiliates of the Borrower, Holdings and the Subsidiary Guarantors will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement. All terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein. All references to the Uniform Commercial Code shall mean the New York UCC.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Account Debtor” means any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

4

“Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together will all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

“Agent” has the meaning assigned to such term in the preamble of this Agreement.

“Agreement” has the meaning assigned to such term in the preamble of this Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Borrower” has the meaning assigned to such term in the preamble of this Agreement.

“Claiming Guarantor” has the meaning assigned to such term in Section 6.02.

“Collateral” means the Article 9 Collateral and the Pledged Collateral and shall not include, for the avoidance of doubt, any Excluded Collateral.

“Commercial Tort Claim” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute, and any rule, regulation, or order promulgated thereunder, in each case as amended from time to time.

“Commodity Intermediary” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Contributing Guarantor” has the meaning assigned to such term in Section 6.02.

“Control Agreement” means a deposit account control agreement, a securities account control agreement or a commodity account control agreement, as applicable, enabling the Agent to obtain “control” (within the meaning of the New York UCC) of any such accounts of a Grantor, in form and substance reasonably satisfactory to the Agent.

“Controlled Foreign Subsidiary” means a Foreign Subsidiary that is a “controlled foreign corporation” as defined in Section 957(a) of the Code.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

5

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including the copyrights listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Deposit Account” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Electronic Chattel Paper” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Entitlement Holder” has the meaning assigned to such term in Section 8-102 of the New York UCC.

“Entitlement Order” has the meaning assigned to such term in Section 8-102 of the New York UCC.

“Equipment” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“Excluded Collateral” has the meaning assigned to such term in Section 4.01.

“Excluded Swap Obligation” means, with respect to any Grantor, any Swap Obligation if, and to the extent that, all or a portion of the Loan Documents to which such Grantor is party with respect to, or the grant by such Grantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes unlawful under the Commodity Exchange Act or any rule or regulation promulgated thereunder (or the application or official interpretation of any provision thereof) by virtue of such Grantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time any such Loan Document becomes effective with respect to such related Swap Obligation.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.05.

“Financial Asset” has the meaning assigned to such term in Section 8-102 of the New York UCC.

“General Intangibles” has the meaning assigned to such term in Section 9-102 of the New York UCC including, without limitation, all choses in action and causes of action and

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all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), all Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantors” means Holdings, the Borrower and the Subsidiary Guarantors.

“Guarantors” means Holdings and the Subsidiary Guarantors.

“Holdings” has the meaning assigned to such term in the preamble of this Agreement.

“Instrument” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, whether arising under United States, state, multinational or foreign laws or otherwise, including, without limitation, inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Inventory” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Investment Property” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Lenders” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Letter-of-Credit Right” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule III.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

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“Obligations” means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set-for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to the Credit Agreement and each of the other Loan Documents. Notwithstanding the foregoing, Obligations shall not include any Excluded Swap Obligations.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those patents listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by two Financial Officers.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

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“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Proceeds” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Secured Hedging Obligations” means all Hedging Obligations owing to the Agent, a Joint Lead Arranger or a co-arranger, a Lender or any Affiliate of any of the foregoing and with respect to which, at or prior to the time that the Hedge Agreement relating to such Hedging Obligation is entered into, the Borrower (or another Loan Party) and the Lender or other Person referred to above (or Affiliate) party thereto (except in the case of the Agent) shall have delivered written notice to the Agent that such a transaction has been entered into and that it constitutes a Secured Hedging Obligation entitled to the benefits of the Collateral Documents (as defined in the Credit Agreement). Notwithstanding the foregoing, Secured Hedging Obligations shall not include any Excluded Swap Obligations.

“Secured Obligations” means all Obligations, together with all Secured Hedging Obligations, but excluding any Excluded Swap Obligations.

“Secured Parties” means (a) the Agent, (b) the Lenders, (c) the Issuing Banks, (d) each counterparty to any Hedging Agreement with a Loan Party, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document owing to any of the foregoing or to their Related Parties, and (f) the successors and assigns of each of the foregoing.

“Securities Account” has the meaning assigned to such term in Section 8-501 of the New York UCC.

“Securities Intermediary” has the meaning assigned to such term in Section 8-102 of the New York UCC.

“Security” has the meaning assigned to such term in Section 8-102 of the New York UCC.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Subsidiary Guarantors” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the date hereof.

“Swap Obligation” means, with respect to any Grantor, any obligation to pay or perform under any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

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“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

ARTICLE II

Guarantee

Section 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Secured Obligations. Each of the Guarantors further agrees that the Secured Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Secured Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Secured Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Section 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent or any other Secured Party to any security held for the payment of the Secured Obligations or to any balance of any Deposit Account or credit on the books of the Agent or any other Secured Party in favor of the Borrower or any other person.

Section 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Secured Obligations or otherwise (other than the payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations), together with the termination of the Commitments and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to the Agent). Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of any Loan Document or any other agreement,

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including with respect to any other Guarantor under this Agreement; (iii) the release of, or any failure to perfect any Lien on or security interest in, any security held by the Agent or any other Secured Party for the Secured Obligations or any of them; (iv) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations), together with the termination of the Commitments and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to the Agent). Each Guarantor expressly authorizes the Agent to take and hold security for the payment and performance of the Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party (other than the payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations), together with the termination of the Commitments and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to the Agent). The Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Secured Obligations (other than Unliquidated Obligations) have been fully paid and satisfied in full in cash, the Commitments have been terminated and the Unliquidated Obligations have been cash collateralized in a manner satisfactory to the Agent. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

Section 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by the Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

Section 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other

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Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Secured Obligation. Upon payment by any Guarantor of any sums to the Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

Section 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

Section 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby pledges to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) (i) Equity Interests owned by it and listed on Schedule II, (ii) any other Equity Interests obtained in the future by such Grantor and (iii) the certificates representing all such Equity Interests (all the foregoing, collectively, the “Pledged Stock”); provided, however, that, notwithstanding anything contained herein to the contrary, the Pledged Stock shall not include more than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treasury Regulation § 1.956-2(c)) of any (i) Foreign Subsidiary or (ii) any Domestic Subsidiary treated as a disregarded entity for U.S. federal income tax purposes that holds more than 65% of the Capital Stock of a Foreign Subsidiary; (b)(i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (all the foregoing, collectively, the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

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TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Agent any and all Pledged Securities.

(b) Each Grantor will cause any Indebtedness for borrowed money owed to such Grantor by any person in an amount that exceeds $500,000 that is evidenced by a duly executed promissory note to be pledged and delivered to the Agent, duly endorsed in a manner satisfactory to the Agent. Without limiting the foregoing, all promissory notes in favor of any Grantor shall be delivered to the Agent promptly after request of the Agent.

(c) Upon delivery to the Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

Section 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth, as of the date hereof, the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes owned by such Grantor; provided, however, that, notwithstanding anything contained herein to the contrary, no more than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treasury Regulation § 1.956-2(c)) of any (i) Foreign Subsidiary or (ii) any Domestic Subsidiary treated as a disregarded entity for U.S. federal income tax purposes that holds more than 65% of the Capital Stock of a Foreign Subsidiary is required to be listed;

(b) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement or as otherwise permitted by the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement or as permitted by the Credit Agreement and

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transfers made in compliance with the Credit Agreement, and (iv) subject to Sections 3.02(b) and 3.06, will cause any and all Pledged Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the Agent and pledged or assigned hereunder;

(c) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral (other than Pledged Collateral representing less than all of the Equity Interests of a Person) is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder;

(d) each of the Grantors (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Liens created by this Agreement or as permitted by the Credit Agreement), however arising, of all Persons whomsoever;

(e) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge of the Pledged Collateral effected hereby (other than such as have been obtained and are in full force and effect and except with respect to Pledged Collateral in the form of Equity Interests in joint ventures);

(f) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Agent in accordance with this Agreement, the Agent will obtain, for the ratable benefit of the Secured Parties, a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations; and

(g) the pledge effected hereby is effective to vest in the Agent, for the ratable benefit of the Secured Parties, the rights of the Agent in the Pledged Collateral as set forth herein.

Section 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall be represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

Section 3.05. Registration in Nominee Name; Denominations. The Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Agent. Each Grantor will promptly give to the Agent copies of any notices or other

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communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

Section 3.06. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Agent shall have given the Grantors at least two Business Days’ notice of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default with respect to Holdings or the Borrower under paragraph (f) or (g) of Article VII of the Credit Agreement):

(a) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose not in violation with the terms of this Agreement, the Credit Agreement and each of the other Loan Documents.

(b) The Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as a Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(c) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, each of the other Loan Documents and applicable laws; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the other Secured Parties and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement). This paragraph (iii) shall not apply to dividends between or among the Borrower and the Subsidiary Guarantors only of property subject to a perfected security interest under this Agreement; provided that the Borrower notifies the Agent in writing, specifically referring to this Section 3.06 at the time of such dividend and takes any actions the Agent reasonably specifies to ensure the continuance of its perfected security interest in such property under this Agreement.

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(b) Upon the occurrence and during the continuance of an Event of Default, after the Agent shall have notified (or shall be deemed to have notified) the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this paragraph (b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the applicable Grantor or Grantors have delivered to the Agent certificates to that effect, the Agent shall, promptly after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Agent shall have notified (or shall be deemed to have notified) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

(d) Any notice given by the Agent to the Grantors exercising its rights under paragraph (a) of this Section 3.06(i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

Section 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby

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grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(a) all Accounts;

(b) all Chattel Paper;

(c) all cash, Deposit Accounts and Securities Accounts;

(d) all Commercial Tort Claims;

(e) all Documents;

(f) all Equipment;

(g) all General Intangibles;

(h) all Instruments;

(i) all Inventory;

(j) all Investment Property;

(k) all Letter-of-Credit Rights;

(l) all books and records pertaining to the Article 9 Collateral; and

(m) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding the foregoing, the Article 9 Collateral shall not include any of the following assets now owned or hereafter acquired which would otherwise be included in the Article 9 Collateral (collectively, the “Excluded Collateral”):

(a) any vehicle covered by a certificate of title or ownership,

(b) any real property held by the Borrower or any Guarantor as a lessee under a lease,

(c) assets sold to a Person which is not a Grantor in compliance with the Credit Agreement,

(d) assets owned by a Guarantor after the release of the guarantee of such Guarantor pursuant to Section 7.15,

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(e) assets subject to a Lien permitted by clauses (g), (h), (i), (p) and (r) (in the case of a Lien permitted by clause (r), securing Indebtedness permitted to be incurred pursuant to clauses (7) and (14) of the definition of “Permitted Indebtedness” set forth in the Credit Agreement) of the definition of “Permitted Liens” set forth in the Credit Agreement,

(f) assets which contain a valid and enforceable prohibition on the creation of a security interest therein so long as such prohibition remains in effect and is valid and effective notwithstanding Sections 9-406, 9-407, 9-408 and 9-409 of the applicable Uniform Commercial Code; provided that, upon the reasonable request of the Agent, the Borrower shall, and shall cause any applicable Grantor to, use commercially reasonable efforts to have waived or eliminated such provision,

(g) any property excluded from the definition of Pledged Collateral by virtue of the proviso to Section 3.01(a) hereof,

(h) any Letter-of-Credit Rights to the extent any Grantor is required by applicable law to apply the proceeds of a drawing of such letter of credit for a specified purpose and to a person that is not a Grantor,

(i) any asset of a Controlled Foreign Subsidiary (within the meaning of Treasury Regulation § 1.956-2(c)(2) or any successor provision thereto) or a subsidiary of a Controlled Foreign Subsidiary, and

(j) any application for a Trademark registration filed with the United States Patent and Trademark Office pursuant to Section 1(b) of the Lanham Act (“Intent to Use Application”) prior to the filing with and acceptance by the United States Patent and Trademark Office of a Statement of Use (as described in Section 1(d) of the Lanham Act) or an Amendment to Allege Use (as described in Section 1(c) of the Lanham Act).

(b) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Agent promptly upon request.

Each Grantor also ratifies its authorization for the Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

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The Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

Section 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Agent, for the ratable benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

(b) The Perfection Certificate delivered as of the Closing Date was duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization or formation of each Grantor) is materially correct and complete as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral were prepared by the Agent based upon the information provided to the Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 2 to the Perfection Certificate (or specified by notice from the Borrower to the Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.11 of the Credit Agreement), which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary as of the Closing Date to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States

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registration applications are pending) and United States registered Copyrights has been delivered to the Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 4.02(b) and except for Commercial Tort Claims in an amount less than or equal to $500,000, a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Copyright Office. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.06 of the Credit Agreement.

(d) Schedule I completely and correctly sets forth, as of the date hereof, (i) the exact legal name, (ii) the jurisdiction of organization or formation, as applicable, (iii) the Organizational Identification Number, if any, issued by the jurisdiction of formation or organization, as applicable, and (iv) the Federal Taxpayer Identification Number of the Borrower, Holdings and each Subsidiary Guarantor. Schedule II completely and correctly sets forth, as of the date hereof, (i) all issued and outstanding stock, partnership interests, limited liability company membership interests or other Equity Interests held by, directly or indirectly, Holdings, the Borrower or any Subsidiary and the record and beneficial owners of such stock, partnership interests, membership interests or other Equity Interests, (ii) each equity investment held by, directly or indirectly, Holdings, the Borrower or any Subsidiary that represents 50% or less of the Equity Interest of the entity in which such investment was made and (iii) all promissory notes and other evidence of indebtedness held by Holdings, the Borrower and each Subsidiary that are required to be pledged under this Agreement, including all intercompany notes between Holdings and any subsidiary of Holdings and any subsidiary of Holdings and any other such subsidiary. Schedule III completely and correctly sets forth, as of the date hereof, (i) all of each Grantor’s federally registered Patents, Patent Licenses, Trademarks and Trademark

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Licenses, including the name of the registered owner, the registration number and the expiration date of such Patent, Patent License, Trademark and Trademark License owned by any Grantor and (ii) all of each Grantor’s federally registered Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of such Copyright or Copyright License owned by any Grantor.

(e) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.06 of the Credit Agreement. None of the Grantors has filed or consented to (i) the filing of any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.06 of the Credit Agreement. On the date hereof, none of the Grantors hold any Commercial Tort Claim in an amount greater than $500,000 except as set forth on Schedule IV.

Section 4.03. Covenants.

(a) Subject to the rights of such Grantor under the Loan Documents, each Grantor shall, at its own expense, take any and all actions it deems necessary in the prudent conduct of the business of such Grantor (to be determined in Grantor’s reasonable discretion) to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.06 of the Credit Agreement.

(b) Each Grantor agrees that it shall not change such Grantor’s name, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), type of organization or jurisdiction of organization unless it shall have (i) notified the Agent in writing at least twenty (20) days (or such shorter time as agreed to by the Agent) prior to any such change or establishment, identifying such new proposed name, corporate structure or jurisdiction of organization and providing such other information in connection therewith as the Agent may reasonably request and (ii) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Security Interest in the Collateral intended to be granted and agreed to hereby.

(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other

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documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument in excess of $500,000, such note or instrument shall be promptly pledged and delivered to the Agent, duly endorsed in a manner satisfactory to the Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may, in the Agent’s judgment, constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 10 days (or such longer time as agreed to by the Agent) after it has been notified by the Agent of the specific identification of such Collateral, to advise the Agent in writing of any material inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct in all material respects with respect to such Collateral within 30 days (or such longer time as agreed to by the Agent) after the date it has been notified by the Agent of the specific identification of such Collateral.

(d) After the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or other Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(e) At its option, the Agent may, after prior written notice to the Borrower, discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not expressly permitted pursuant to Section 6.06 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Agent on demand for any payment made or any expense incurred by the Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account in excess of $500,000, such Grantor shall promptly assign such security interest to the Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of

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the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

(g) As between each Grantor, the Agent and the Secured Parties, each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, and each Grantor jointly and severally agrees to indemnify and hold harmless the Agent and the Secured Parties from and against any and all liability for such performance.

(h) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by Section 6.06 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral, except as expressly permitted by Sections 6.03 and 6.07 of the Credit Agreement.

(i) None of the Grantors will, without the Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, compoundings or settlements granted or made in good faith in the prudent conduct of the business of such Grantor.

(j) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Section 5.10 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, after prior written notice to the Borrower, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Agent deems advisable. All sums disbursed by the Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Agent and shall be additional Secured Obligations secured hereby.

Section 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Agent to enforce, the Security Interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

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(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments in excess of $500,000, such Grantor shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

(b) Deposit Accounts. For each Deposit Account that any Grantor at any time opens or maintains, other than (A) segregated Deposit Accounts constituting (and the balance of which consists solely of funds set aside in connection with) payroll accounts, withholding tax accounts, or trust, escrow or other fiduciary accounts or (B) Deposit Accounts the daily balance of which does not at any time exceed $1,000,000 for any such account or $10,000,000 for all such accounts, such Grantor shall, within 90 days (or such later date as agreed to by the Agent) of the date of receipt by the Borrower of a written request of the Agent, either (i) cause the depositary bank to agree to comply at any time with instructions from the Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Grantor or any other person, pursuant to a Control Agreement in form and substance satisfactory to the Agent, or (ii) arrange for the Agent to become the customer of the depositary bank with respect to the Deposit Account, with the Grantor being permitted, only with the consent of the Agent, to exercise rights to withdraw funds from such Deposit Account. The Agent agrees with each Grantor that the Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to any Deposit Account for which any Grantor, the depositary bank and the Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Agent for the specific purpose set forth therein.

(c) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof such Grantor shall promptly notify the Agent thereof and, at the Agent’s request and option, within ninety (90) days (or such later date as agreed to by the Agent) of the date of the Agent’s request, pursuant to an agreement in form and substance satisfactory to the Agent, either (a) cause the issuer to agree to comply with instructions from the Agent as to such securities, without further consent of any Grantor or such nominee, or (b) arrange for the Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall promptly notify the Agent thereof and, at the Agent’s request and option, within ninety (90) days (or such later date as agreed to by the Agent) of the date of the Agent’s request, pursuant to an agreement in form and substance satisfactory to the Agent, either (a) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply with Entitlement

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Orders or other instructions from the Agent to such Securities Intermediary as to such securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Agent to such Commodity Intermediary, in each case without further consent of any Grantor or such nominee, or (b) in the case of Financial Assets (as governed by Article 8 of the New York UCC) or other Investment Property held through a Securities Intermediary, arrange for the Agent to become the Entitlement Holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Agent agrees with each of the Grantors that the Agent shall not give any such Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights, by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this paragraph shall not apply to any Financial Assets credited to a Securities Account for which the Agent is the Securities Intermediary.

(d) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Agent thereof and, at the request of the Agent, shall take such action as the Agent may request to vest in the Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Agent agrees with such Grantor that the Agent will arrange, pursuant to procedures satisfactory to the Agent and so long as such procedures will not result in the Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Agent thereof and, at the request and option of the Agent, such Grantor shall, pursuant to an agreement in form and substance satisfactory to the Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Agent to become the transferee beneficiary of the letter of credit, with the Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit

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are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(f) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in excess of $1,000,000, the Grantor shall promptly notify the Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Agent, for the ratable benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

Section 4.05. Covenants regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

(b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

(d) Each Grantor shall notify the Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

(e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, with respect to any of the same

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which is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, unless it promptly informs the Agent, and, upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may request to evidence the Security Interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(f) Each Grantor will take all necessary steps that it deems appropriate under the circumstances and are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to any Patent, Trademark and/or Copyright (and to obtain the relevant grant or registration) that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Grantor knows or has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral. Such Grantor may discontinue or settle any such suit or other action if the Grantor deems such discontinuance or settlement to be appropriate in its reasonable business judgment.

(h) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, at the request of the Agent, use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Agent, for the ratable benefit of the Secured Parties, or its designee.

ARTICLE V

Remedies

Section 5.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Agent on demand, and it is agreed that the Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an

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assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and the Grantors hereby waive (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from

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any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Section 5.02. Application of Proceeds. The Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all reasonable documented out-of-pocket costs and expenses incurred by the Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the reasonable documented out-of-pocket fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable documented out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Agent shall have absolute discretion (as between the Secured Parties and the Grantors) as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part

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of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

Section 5.03. Enforcement by the Agent. (a) Notwithstanding anything herein to the contrary, if any Event of Default shall have occurred and be continuing, the Agent shall act in relation to the Collateral in accordance with the instructions of the Required Lenders under the Credit Agreement.

(b) The Agent may disregard any instructions from any other Person to exercise any right or remedy hereunder with respect to the Collateral and any instructions that are inconsistent with this Agreement.

(c) Subject to clause (a), the Required Lenders under the Credit Agreement may give or refrain from giving instructions to the Agent to exercise or refrain from exercising any right or remedy hereunder with respect to the Collateral as the Agent sees fit in accordance with the other provisions of this Agreement.

(d) The Agent shall inform each Lender on receiving any instructions under this Section 5.03 to exercise all rights or remedies with respect to the Collateral.

Section 5.04. Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies under this Article at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Agent may be exercised, at the option of the Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

Section 5.05. Securities Act, etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Agent may, with

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respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with such number of potential purchasers (including a single potential purchaser) as the Agent determines to be reasonable to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of potential purchasers (or a single potential purchaser) were approached. The provisions of this Section 5.05 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

Section 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

Section 6.02. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Secured Obligation or assets of any other Guarantor shall be sold pursuant to any Collateral Document to satisfy any Secured Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the Supplement hereto executed and delivered by such Guarantor).

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Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

Section 6.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Secured Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each of the Borrower and the Subsidiary Guarantors hereby agrees that all Indebtedness and other monetary obligations owed by it to the Borrower or any Subsidiary shall be fully subordinated to the payment in full in cash of the Secured Obligations.

ARTICLE VII

Miscellaneous

Section 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

Section 7.02. Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Banks and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or Issuing Bank or on their behalf and notwithstanding that the Agent, the Issuing Banks

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or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated.

Section 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such Loan Party and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

Section 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Section 7.06. Agent’s Fees and Expenses: Indemnification. (a) The parties hereto agree that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related out of pocket expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby or thereby, or to the Collateral, whether or not any Indemnitee is a party thereto; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions

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contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.12 of the Credit Agreement.

Section 7.07. Agent Appointed Attorney-in-Facts. Each Grantor hereby appoints the Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 7.08. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 7.09. Waivers; Amendment. (a) No failure or delay by the Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent, the Issuing Banks and the Lenders hereunder and

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under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

Section 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

Section 7.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

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Section 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 7.14. Jurisdiction; Consent to Service of Process. (a) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the Loan Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the Loan Parties hereby irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of the Agent to serve process in any other manner permitted by law.

Section 7.15. Termination or Release. (a) This Agreement, the Guarantees, the Security Interest and all other security interests granted hereby shall terminate when all the Secured Obligations (other than Unliquidated Obligations) have been paid and satisfied in full in cash (and the Commitments have been terminated and the Unliquidated Obligations have been cash collateralized in a manner satisfactory to the Agent) and the Lenders have no further commitment to lend under the Credit Agreement, the aggregate L/C Exposure under the Credit Agreement has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary of the Borrower.

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(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not the Borrower or a Guarantor, or, upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released and the Agent will confirm such release in writing promptly after written request therefor.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Agent. Without limiting the provisions of Section 7.06, the Borrower shall reimburse the Agent upon demand for all costs and out of pocket expenses, including the fees, charges and disbursements of counsel, incurred by it in connection with any action contemplated by this Section 7.15.

Section 7.16. Additional Guarantors. Any Subsidiary that is required to become a party hereto pursuant to Section 5.11 of the Credit Agreement shall enter into this Agreement as a Subsidiary Guarantor as so required. Upon execution and delivery by the Agent and any such Subsidiary of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

Section 7.17. Right of Setoff. If an Event of Default shall have occurred and is continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement held by such Lender , irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

[Remainder of page intentionally left blank.]

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Exhibit A to the

Guarantee and

Collateral Agreement

SUPPLEMENT NO. [•] dated as of [•], (this “Supplement”) to the Guarantee and Collateral Agreement dated as of June 23, 2006, as amended and restated as of December 6, 2010, February 14, 2011, and February 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG, as collateral agent for the Secured Parties and as administrative agent (in such capacities, the “Agent”).

A. Reference is made to the Amended and Restated Credit Agreement dated as of February 28, 2013 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement, as the context may require.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Loan Parties may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit, and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (except for any representation or warranty that is limited by its terms to an earlier specified date). In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of all leased and owned real property of the New Subsidiary and each other location where any Collateral of the New Subsidiary is stored or otherwise located with a value in excess of $300,000 for each such location, set forth on Schedule II is a true and correct schedule of the Pledged Collateral of the New Subsidiary and set forth on Schedule III is a true and correct schedule of the Intellectual Property of the New Subsidiary, and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth under its signature below.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

by
Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:
Location of Chief Executive Office:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

by
Name:
Title:

by
Name:
Title:

Schedule I

to the Supplement No.

to the Guarantee and

Collateral Agreement

LOCATION OF COLLATERAL

Description	Location

Schedule II

to Supplement No.

to the Guarantee and

Collateral Agreement

Pledged Securities of the New Subsidiary

CAPITAL STOCK

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule III

to Supplement No.

to the Guarantee and

Collateral Agreement

INTELLECTUAL PROPERTY

Exhibit B

FORM OF PERFECTION CERTIFICATE

Reference is made to (a) the Amended and Restated Credit Agreement dated as of February 28, 2013 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among TransDigm Inc. (the “Borrower”), a Delaware corporation, TransDigm Group Incorporated, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent and collateral agent for the Lenders, and (b) the Guarantee and Collateral Agreement dated as of June 23, 2006, amended and restated as of December 6, 2010, February 14, 2011, and February 28, 2013 (as further amended, supplemented, or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and Credit Suisse AG, as collateral agent for the Secured Parties and as administrative agent under the Credit Agreement (in such capacities, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and Collateral Agreement, as the context may require.

The undersigned, a Responsible Officer of Holdings and the Borrower, hereby certify to the Agent and each other Secured Party as follows:

1. Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of formation, is as follows:

(b) Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

(c) Except as set forth in Schedule 1 hereto, no Grantor has made any material change to its identity or corporate structure within the past five years. For the purpose of this Section, a material change in identity or corporate structure would include any merger, consolidation or acquisition as well as any change in the form, nature or jurisdiction of organization; provided that in the case of acquisitions, the aggregate consideration for such acquisition exceeds $2,500,000.

(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

(e) Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State

(b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Grantor	Mailing Address	County	State

(c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

Grantor:	Jurisdiction:

(d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Equipment or other Collateral not identified above:

Grantor	Mailing Address	County	State

(e) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

Grantor	Mailing Address	County	State

(f) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor	Mailing Address	County	State

3. Unusual Transactions. All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4. File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

5. UCC Filings. Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6. Schedule of Filing. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest of the Borrower and each Subsidiary and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 7 is each equity investment of Holdings, the Borrower or any Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness held by Holdings, the Borrower and each Subsidiary that are required to be pledged under the Guarantee and Collateral Agreement, including all applicable intercompany notes between Holdings and each Subsidiary of Holdings and each Subsidiary of Holdings and each other such Subsidiary.

9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by the Borrower to any Subsidiary of the Borrower or made by any Subsidiary of the Borrower to the Borrower or to any other Subsidiary of the Borrower (other than those identified on Schedule 8), which advances are on the date hereof evidenced by one or more intercompany notes pledged to the Agent pursuant to the requirements of the Guarantee and Collateral Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary of the Borrower.

10. Intellectual Property. Attached hereto as Schedule 10(A) is a schedule setting forth all of each Grantor’s federally registered Patents, Patent Licenses, federally registered Trademark registrations and applications, and Trademark Licenses, including, in each case, the name of the registered owner, the registration number and the expiration date of such Patent and Trademark owned by any Grantor. Attached hereto as Schedule 10(B) is a schedule setting forth all of each Grantor’s federally registered Copyright registrations and applications and Copyright Licenses, including, in each case, the name of the registered owner, the registration number and the expiration date of such Copyright owned by any Grantor.

11. Mortgage Filings. Attached hereto as Schedule 11 is a schedule setting forth, with respect to each mortgaged property, (a) the exact name of the person who owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a mortgage with respect to such property must be filed or recorded in order for the Agent to obtain a perfected security interest therein.

12. Commercial Tort Claims. Attached hereto as Schedule 12 is a true and correct list of commercial tort claims in excess of $1,000,000 held by any Grantor, including a brief description thereof.

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this             day of             ,             .

TRANSDIGM GROUP INCORPORATED

by
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

TRANSDIGM INC.

by
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

[Signature page to Perfection Certificate]

Schedule I

Legal Name, Jurisdiction of Formation, Organizational Identification Number

and Federal Taxpayer Identification Number of Each Grantor

Exact Legal Name	Jurisdiction	Organizational Identification Number	Federal Taxpayer Identification Number
TransDigm Group Incorporated	Delaware	3669437	41-2101738
TransDigm Inc.	Delaware	2342542	34-1750032
MarathonNorco Aerospace, Inc.	Delaware	2389579	74-2707437
Adams Rite Aerospace, Inc.	California	1381845	95-4056812
Champion Aerospace LLC	Delaware	3379919	58-2623644
Avionic Instruments LLC	Delaware	2104150	13-2666109
Skurka Aerospace Inc.	Delaware	3901871	20-2042650
CDA InterCorp LLC	Florida	L07000068428	59-1285683
AeroControlex Group, Inc.	Delaware	4373188	26-0379798
Aviation Technologies, Inc.	Delaware	3633813	04-3750236
AvtechTyee, Inc.	Washington	578-064-829	91-0761549
Transicoil LLC	Delaware	3780515	26-0084182
Malaysian Aerospace Services, Inc.	Delaware	4160691	20-4894903
Bruce Aerospace Inc.	Delaware	4402705	26-0658833
Bruce Industries, Inc.	Colorado	20061054139	20-8487769
CEF Industries, LLC	Delaware	2103147	36-2056886
Acme Aerospace, Inc.	Delaware	4708154	16-0324980
Semco Instruments, Inc.	Delaware	0778865	95-2500600
Dukes Aerospace, Inc.	Delaware	4730861	27-1368976
McKechnie Aerospace Holdings, Inc.	Delaware	4340005	26-0181650
McKechnie Aerospace DE, Inc.	Delaware	4333330	20-8964837
McKechnie Aerospace US LLC	Delaware	3968140	27-0127704
McKechnie Aerospace Investments, Inc.	Delaware	2977910	58-2430801

Exact Legal Name	Jurisdiction	Organizational Identification Number	Federal Taxpayer Identification Number
Hartwell Corporation	California	C0338013	95-1936254
Western Sky Industries, LLC	Delaware	2118418	94-3033701
Texas Rotronics, Inc.	Texas	154629200	32-001732828
Schneller Holdings LLC	Delaware	4361019	87-0802607
Schneller LLC	Delaware	4357552	87-0802616
Schneller International Sales Corp.	Ohio	200500500798	34-2041979
Harco Laboratories, Incorporated	Connecticut	0021188	06-0691144
AmSafe Global Holdings, Inc.	Delaware	4419921	26-1268176
AP Global Holdings, Inc.	Delaware	4419917	26-1171087
AP Global Acquisition Corp.	Delaware	4419913	26-1172816
AmSafe Industries, Inc.	Delaware	3817945	32-0122263
Bridport Holdings, Inc.	Delaware	3824783	74-3127247
AmSafe, Inc.	Delaware	2061440	36-3363619
AmSafe Commercial Products, Inc.	Delaware	2435631	86-0114924
Bridport-Air Carrier, Inc.	Washington	601-851-901	91-1887382
Bridport Erie Aviation, Inc.	Delaware	3225681	25-1861935
AmSafe – C Safe, Inc.	Delaware	4594918	32-0261761
Aero-Instruments Co., LLC	Ohio	1242087	34-1961289

Schedule II

Capital Stock

Issuer	Holder	Number and Class of Shares Issued and Outstanding	Number and Class of Shares Pledged	% of Equity Interest Pledged
TransDigm Inc.	TransDigm Group Incorporated	100 shares of common stock	100 shares of common stock	100%

MarathonNorco Aerospace, Inc.	TransDigm Inc.	32,925 shares of common stock	32,925 shares of common stock	100%

Adams Rite Aerospace, Inc.	TransDigm Inc.	50,000 common shares	50,000 common shares	100%

Champion Aerospace LLC	TransDigm Inc.	100% of membership interests	100% membership interests	100%

Marathon Power Technologies Limited	MarathonNorco Aerospace, Inc.	100,000 ordinary shares, par value £1.00	65,000 ordinary shares, par value £1.00	65%

Avionic Instruments LLC	TransDigm Inc.	100% of membership interests	100% of membership interests	100%

Skurka Aerospace Inc.	TransDigm Inc.	100 shares of common stock	100 shares of common stock	100%

CDA InterCorp LLC	TransDigm Inc.	100% of membership interests	100% of membership interests	100%

AeroControlex Group, Inc.	TransDigm Inc.	100 common shares	100 common shares	100%

Aviation Technologies, Inc.	TransDigm Inc.	3,000 shares of common stock	3,000 shares of common stock	100%

AvtechTyee, Inc.	Aviation Technologies, Inc.	4,689 shares of common stock	4,689 shares of common stock	100%

Transicoil LLC	Aviation Technologies, Inc.	100% of membership interests	65% of membership interests	65%

Transicoil (Malaysia) Sendirian Berhad	Transicoil LLC	1,000,000 ordinary shares	650,000 ordinary shares	65%

Malaysian Aerospace Services, Inc.	Aviation Technologies, Inc.	500 shares of common stock	500 shares of common stock	100%

Bruce Aerospace Inc.	TransDigm Inc.	100 common shares	100 common shares	100%

Bruce Industries, Inc.	Bruce Aerospace Inc.	1,000 common shares	1,000 common shares	100%

CEF Industries, LLC	TransDigm Inc.	100% of membership interests	100% of membership interests	100%

Acme Aerospace, Inc.	TransDigm Inc.	100 shares of common stock	100 shares of common stock	100%

Semco Instruments, Inc.	TransDigm Inc.	4,824,204 Class A common shares	4,824,204 Class A common shares	100%

Dukes Aerospace, Inc.	TransDigm Inc.	5,000 common shares	5,000 common shares	100%

Issuer	Holder	Number and Class of Shares Issued and Outstanding	Number and Class of Shares Pledged	% of Equity Interest Pledged

McKechnie Aerospace DE, Inc.	McKechnie Aerospace Holdings, Inc.	100 shares of common stock	100 shares of common stock	100%

McKechnie Aerospace US LLC	McKechnie Aerospace DE, Inc.	100% of membership interests	100% of membership interests	100%

McKechnie Aerospace (Europe) Limited (UK company)	McKechnie Aerospace DE, Inc.	1,000 shares owned	650 shares	65%

McKechnie Aerospace Investments, Inc.	McKechnie Aerospace US LLC	1,000 shares of Class A common stock	1,000 shares of Class A common stock	100%
		13,000 shares of Class B common stock	13,000 shares of Class B common stock	100%

Hartwell Corporation	McKechnie Aerospace Investments, Inc.	27,132 ordinary shares	27,132 ordinary shares	100%
		34,892 ordinary shares	34,892 ordinary shares	100%

Western Sky Industries, LLC	McKechnie Aerospace Investments, Inc.	100% of membership interests	65% of membership interests	65%

Mecanismos De Matamoros, S.A. de C.V. (Mexican company)	Western Sky Industries, LLC	10,000 shares of Class A common stock owned	6,500 shares of Class A common stock	65%
	Texas Rotronics, Inc.	34,999 shares of Class B common stock owned	22,749.35 shares of Class B common stock	65%
	Western Sky Industries, LLC	1 share of Class B common stock owned	.65 shares of Class B common stock	65%

Texas Rotronics, Inc.	Western Sky Industries, LLC	1000 shares of common stock	1000 shares of common stock	100%

McKechnie Aerospace Holdings, Inc.	TransDigm Inc.	100 shares of common stock	100 shares of common stock	100%

Schneller Holdings LLC	TransDigm Inc.	100% of membership interests	100% of membership interests	100%

Schneller LLC	Schneller Holdings LLC	100% of membership interests	65% of membership interests	65%

Schneller International Sales Corp.	Schneller LLC	100 shares	100 shares	100%

Schneller Asia Pte. Ltd.	Schneller LLC	100,000 ordinary shares	65,000 ordinary shares	65%

Schneller S.A.R.L.	Schneller LLC	4,998 fully issued ordinary shares with a face value of EUR 20	3,248.70 fully issued ordinary shares with a face value of EUR 20	65%

Harco Laboratories, Incorporated	TransDigm Inc.	600 Class A common shares 3,200 Class B common shares	600 Class A common shares 3,200 Class B common shares	100%

AmSafe Global Holdings, Inc.	TransDigm Inc.	1,000 common shares	1,000 common shares	100%

AmSafe Aviation (Chongqing) Limited	AmSafe, Inc.	N/A	N/A	65%

Issuer	Holder	Number and Class of Shares Issued and Outstanding	Number and Class of Shares Pledged	% of Equity Interest Pledged

AmSafe Bridport (Private) Limited	AmSafe, Inc. (50%) Bridport-Air Carrier, Inc. (50%)	500,002 ordinary shares	162,500 ordinary shares 162,500 ordinary shares	65%

AmSafe Bridport (Kunshan) Co., Ltd.	Bridport-Air Carrier, Inc.	N/A	N/A	65%

AmSafe Commercial Products (Kunshan) Co. Ltd.	AmSafe Commercial Products, Inc.	N/A	N/A	65%

AmSafe Commercial Products, Inc.	AmSafe, Inc.	1,000 shares of common stock	1,000 shares of common stock	100%

AmSafe, Inc.	AmSafe Industries, Inc.	1,000 common shares	1,000 common shares	100%

Bridport Erie Aviation, Inc.	Bridport-Air Carrier, Inc. Bridport-Air Carrier, Inc.	800 shares of Series A common stock 200 shares of Series B common stock	1,000 common shares	100%

Bridport Holdings, Inc.	AmSafe Industries, Inc.	1,000 shares of common stock	1,000 common	100%

Bridport Limited	Bridport Holdings, Inc.	23,319,587 ordinary shares	15,157,731 ordinary shares	65%

Bridport-Air Carrier, Inc.	AmSafe, Inc.	200,100 shares of common stock	200,100 common	100%

Kunshan AmSafe Commercial Products Co., Ltd.	AmSafe Commercial Products, Inc. (100%)	N/A	N/A	65%

AP Global Holdings, Inc.	AmSafe Global Holdings, Inc.	100 shares of common stock	100 common	100%

AP Global Acquisition Corp.	AP Global Holdings, Inc.	100 shares of common stock	100 common	100%

AmSafe Industries, Inc.	AP Global Acquisition Corp.	100 shares of common stock	100 common	100%

AmSafe – C Safe, Inc.	Bridport – Air Carrier, Inc.	1,000 shares of common stock	1,000 common	100%

AmSafe Global Services (Private) Limited	AmSafe, Inc.	55,000 ordinary shares	35,750 ordinary shares	65%

Aero-Instruments Co., LLC	TransDigm Inc.	100% of membership interests	100% of membership interests	100%

Schneller LLC owns 52 shares of United Continental Holdings Inc.

Pledged Debt Securities

1.	Amended and Restated Promissory Note, dated as of February 21, 2013, made by Champion Aerospace LLC (f/k/a Champion Aerospace Inc.) in favor of TransDigm Inc. in the principal amount of $81,937,500, as further amended, restated, supplemented or otherwise modified from time to time.

2.	Amended and Restated Demand Promissory Note, dated February 21, 2013, made by Aviation Technologies, Inc. (as successor by merger to Project Coffee Acquisition Co.) in favor of TransDigm Inc., in the principal amount of $300,000,000, as further amended, restated, supplemented or otherwise modified from time to time.

3.	Notes issued by McKechnie Aerospace (Europe) Ltd. in the aggregate principal amount of €16,550,000 and €1,000 each in favor of McKechnie Aerospace DE, Inc., as amended, restated, supplemented or otherwise modified from time to time.

4.	Second Amended and Restated Intercompany Note, dated as of February 21, 2013, made by each of the payors listed on the signature pages thereto in favor of the Payees (as defined therein), as further amended, restated, supplemented or otherwise modified from time to time.

5.	Intercompany Note, dated as of February 21, 2013, made by each of the payors listed on the signature pages thereto in favor of the Payees (as defined therein), as amended, restated, supplemented or otherwise modified from time to time.

Schedule III

Intellectual Property

PATENTS

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date

Adel Wiggins Group	Pending	IL	Side-Locking Clamping Apparatus and Method	216178	07-May-10	NA	NA

Adel Wiggins Group	Published	JP	Side-Locking Clamping Apparatus and Method	2012-510010	07-May-10	NA	NA

Adel Wiggins Group	Published	EP	Side-Locking Clamping Apparatus and Method	10772882.6	07-May-10	NA	NA

TransDigm Inc.	Pending	US	Side-Locking Clamping Apparatus and Method	12/775,623	07-May-10

TransDigm Inc.	Granted	US	Control Cables	09/133,566	13-Aug-98	6,484,605	26-Nov-02

TransDigm Inc.	Granted	US	Control Cables	09/839,545	20-Apr-01	6,314,830	13-Nov-01

TransDigm Inc.	Granted	Canada	Control Cables	2,340,347	13-Aug-99	2,340,347	14-Feb-06

TransDigm Inc.	Pending	Europe	Control Cables	99942054.0	13-Aug-99	1104503

TransDigm Inc.	Granted	Japan	Control Cables	565307/00	13-Aug-99	4479449	05-Mar-10

AeroControlex Group, Inc.	Granted	US	Lavatory Service Shut Off Valve	10/085,510	28-Feb-02	6,729,368	04-May-04

TransDigm Inc.	Published	Germany	Lavatory Service Shut Off Valve	10392125.7	28-Feb-03

TransDigm Inc.	Granted	Canada	Lavatory Service Shut Off Valve	2,447,989	28-Feb-03	2,447,989	13-May-08

AeroControlex Group, Inc.	Granted	US	Lavatory Service Shut Off Valve	10/505,756	26-Aug-04	7,331,365	19-Feb-08

TransDigm Inc.	Granted	US	Coupling Assembly	10/413,583	15-Apr-03	6,971,682	06-Dec-05

TransDigm Inc.	Granted	Europe	Coupling Assembly	04759414.8	13-Apr-04	1613888	25-Jun-08

TransDigm Inc.	Granted	Germany	Coupling Assembly	602004014602	13-Apr-04	1613888	25-Jun-08

TransDigm Inc.	Granted	Spain	Coupling Assembly	04759414.8	13-Apr-04		25-Jun-08

TransDigm Inc.	Granted	France	Coupling Assembly	04759414.8	13-Apr-04	1613888	25-Jun-08

TransDigm Inc.	Granted	United Kingdom	Coupling Assembly	04759414.8	13-Apr-04	1613888	25-Jun-08

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date

TransDigm Inc.	Granted	US	Automatic Shutoff Refueling Receiver	10/728,832	08-Dec-03	7,467,649	23-Dec-08

Adams Rite Aerospace, Inc.	Granted	US	Quick Return Electro-Mechanical Actuator	10/274,558	21-Oct-02	6,677,844	31-Jan-04

AeroControlex Group, Inc.	Granted	US	Static Port Skin Applique Apparatus and Method	11/065,293	25-Feb-05	7,407,136	05-Aug-08

TransDigm Inc.	Granted	US	Straight Ribbon Heater	10/935,149	08-Sep-04	7,176,421	13-Feb-07

TransDigm Inc.	Granted	Europe	Straight Ribbon Heater	05723008.8	15-Feb-05	1721491	09-Apr-08

TransDigm Inc.	Granted	Germany	Straight Ribbon Heater	6020050059601	15-Feb-05	1721491	09-Apr-08

TransDigm Inc.	Granted	Spain	Straight Ribbon Heater	05723008.8	15-Feb-05	2306118	09-Apr-08

TransDigm Inc.	Granted	France	Straight Ribbon Heater	05723008.8	15-Feb-05	1721491	09-Apr-08

TransDigm Inc.	Granted	United Kingdom	Straight Ribbon Heater	05723008.8	15-Feb-05	1721491	15-Feb-05

TransDigm Inc.	Granted	US	Clamping Apparatus and Method	11/061,742	22-Feb-05	7,392,569	01-Jul-08

TransDigm Inc.	Granted	Europe	Clamping Apparatus and Method	05723427.0	22-Feb-05	1716339	07-Apr-10

TransDigm Inc.	Granted	Germany	Universal Clamp	05723427.0	22-Feb-05	60 2005 020422.9-08	07-Apr-10

TransDigm Inc.	Granted	France	Universal Clamp	05723427.0	22-Feb-05	1716339	07-Apr-10

TransDigm Inc.	Granted	United Kingdom	Universal Clamp	05723427.0	22-Feb-05	1716339	07-Apr-10

TransDigm Inc.	Granted	Spain	Universal Clamp	05723427.0	22-Feb-05	1716339	07-Apr-10

TransDigm Inc.	Granted	Italy	Universal Clamp	05723427.0	22-Feb-05	1716339	07-Apr-10

TransDigm Inc.	Granted	US	Aircraft Portable Water Disinfection/Sanitation System	11/790,751	27-Apr-07	8,043,500	25-Oct-11

TransDigm Inc.	Published	Europe	Aircraft Portable Water Disinfection/Sanitation System	08746226.3	18-Apr-08

TransDigm Inc.	Published	US	Flexible, Self Bonding Coupling Assembly	11/907,174	10-Oct-07

TransDigm Inc.	Pending	Canada	Flexible, Self Bonding Coupling Assembly	2702255	30-Sep-08

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date

TransDigm Inc.	Pending	Japan	Flexible, Self Bonding Coupling Assembly	2010-528940	30-Sep-08

TransDigm Inc.	Pending	EPO	Flexible, Self Bonding Coupling Assembly	08838500.0	30-Sep-08

AeroControlex Group, Inc.	Granted	US	Freeze Resistant Manifold Assembly and System	12/483,666	12-Jun-09	8,307,848	13-Nov-12

Adams Rite Aerospace, Inc.	Published	US	Window Shade Positioning Apparatus and Method	13/209,727	15-Aug-11	NA	NA

Adams Rite Aerospace, Inc.	Granted	Europe	Window Shade Positioning Apparatus and Device	05011345.5	25-May-05	1600316	14-Jul-10

Adams Rite Aerospace, Inc.	Granted	France	Window Shade Positioning Apparatus	05011345.5	25-May-05	1600316	14-Jul-10

Adams Rite Aerospace, Inc.	Granted	Germany	Window Shade Positioning Apparatus and Method	05011345.5	25-May-05	1600316	14-Jul-10

Adams Rite Aerospace, Inc.	Granted	US	Hands Free Waste Flap Apparatus and Method	12/305,170	08-Oct-09	8,080,952	20-Dec-11

TransDigm Inc.	Granted	JP	Hands Free Waste Flap Apparatus and Method	2009-515524	18-Jun-07	5094855	28-Sep-12

TransDigm Inc.	Published	Europe	Hands Free Waste Flap Apparatus and Method	07809622.9	18-Jun-07

Adams Rite Aerospace, Inc.	Pending	US	Rapid Decompression Detection System and Method	12/921,324	20-Jan-11

Adams Rite Aerospace, Inc.	Pending	Mexico	Rapid Decompression Detection System and Method	MX/a/2010/009892	09-Mar-09

Adams Rite Aerospace, Inc.	Pending	Canada	Rapid Decompression Detection System and Method	2717911	09-Mar-09

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date

Adams Rite Aerospace, Inc.	Pending	China	Rapid Decompression Detection System and Method	200980114308.6	09-Mar-09

Adams Rite Aerospace, Inc.	Pending	India	Rapid Decompression Detection System and Method	1949/MVMNP/2010	09-Mar-09

Adams Rite Aerospace, Inc.	Pending	Europe	Rapid Decompression Detection System and Method	09717246.4	09-Mar-09

Adams Rite Aerospace, Inc.	Pending	Singapore	Rapid Decompression Detection System and Method	201006860-9	09-Mar-09

Adams Rite Aerospace, Inc.	Published	US	Decompression Vent Latching Mechanism	12/264,150	03-Nov-08

Adams Rite Aerospace, Inc.	Pending	Philippines	Decompression Vent Latching Mechanism	1-2010-500980

Adams Rite Aerospace, Inc.	Published	Europe	Decompression Vent Latching Mechanism	08844338.7	06-May-10

Adams Rite Aerospace, Inc.	Granted	US	Aircraft Door Latch/Lock Mechanism with Pneumatic Decompression Override	10/241,283	09-Sep-02	6,902,137	07-Jun-05

Adams Rite Aerospace, Inc.	Pending	EP	Multi-Color Liminaire	11784126.2	17-May-11	NA	NA

Champion Aerospace LLC	Pending	US	Aircraft Ignition System and Method of Operating the Same	13/459,053	4-27-12

Champion Aerospace LLC	Granted	US	Aircraft Power Supply and Method of Operating the Same	12/652,963	1-6-10	8,242,625	8-14-12

Champion Aerospace LLC	Pending	US	Aircraft Power Supply and Method of Operating the Same	12/607,090	10-28-09

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date

Champion Aerospace LLC	Granted	US	Switching Assembly for an Aircraft Ignition System	12/194,933	8-20-08	7,880,281	01-02-11

Champion Aerospace LLC	Pending	FR	Switching Assembly for an Aircraft Ignition System	0855649	8-20-08

Champion Aerospace LLC	Granted	FR	Switching Assembly for an Aircraft Ignition System	0950465	8-20-08	950465	7-15-11

Champion Aerospace LLC	Pending	HK	Switching Assembly for an Aircraft Ignition System	09108363.3	9-11-09

Champion Aerospace LLC	Pending	JP	Switching Assembly for an Aircraft Ignition System	2008-210694	8-19-08

Champion Aerospace LLC	Granted	UK	Switching Assembly for an Aircraft Ignition System	0815061.7	8-19-08	2452594	4-25-12

Champion Aerospace LLC	Granted	Canada	Magneto with Dual Mode Operation	2,193,620	16-June-95	2,193,620	18-Jan-00

Champion Aerospace LLC	Granted	Germany	Magneto with Dual Mode Operation	95923078	16-Jun-95	69528175.5	11-Sep-02

Champion Aerospace LLC	Granted	Europe	Magneto with Dual Mode Operation	95923078	16-Jun-95	0766786	11-Sep-02

Champion Aerospace LLC	Granted	France	Magneto with Dual Mode Operation	95923078	16-Jun-95	0766786	11-Sep-02

Champion Aerospace LLC	Granted	United Kingdom	Magneto with Dual Mode Operation	95923078	16-Jun-95	0766786	11-Sep-02

Champion Aerospace LLC	Granted	US	Air-Cooled Ignition Lead	10/906,338	15-Feb-05	7,124,724	24-Oct-06

Champion Aerospace LLC	Pending	CN	Air-Cooled Ignition Lead	200680004955.8	2-14-06

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date

Champion Aerospace LLC	Pending	EPC	Air-Cooled Ignition Lead	6734982.9	2-14-06

Champion Aerospace LLC	Pending	JP	Air-Cooled Ignition Lead	555330/2007	2-14-06

Champion Aerospace, Inc.	Granted	US	Switching Assembly for an Aircraft Ignition System	12/194,933	20-Aug-08	7880281	01-02-11

Champion Aerospace LLC	Granted	US	Power Supply Unit for use with an Aircraft Electrical System	12/052,821	21-Mar-08	7,750,496	06-Jul-10

Champion Aerospace LLC	Pending	FR	Power Supply Unit for use with an Aircraft Electrical System	0851907	3-25-08

Champion Aerospace LLC	Granted	US	Partitioned Exciter System	10/616,105	09-Jul-03	7,130,180	31-Oct-06

Champion Aerospace LLC	Granted	CN	Partitioned Exciter System	200480019504.2	7-1-04	ZL200480019504.2	11-9-11

Champion Aerospace LLC	Pending	EPC	Partitioned Exciter System	4756520.5	7-1-04

Champion Aerospace LLC	Pending	HK	Partitioned Exciter System	6108046.1	7-18-06

Champion Aerospace LLC	Granted	US	Ignition Lead with Replaceable Terminal Contact	10/851,399	21-May-04	7,001,195	21-Feb-06

Champion Aerospace LLC	Granted	CN	Ignition Lead with Replaceable Terminal Contact	200480014157.4	5-21-04	200480014157.4	5-21-24

Champion Aerospace LLC	Pending	EPC	Ignition Lead with Replaceable Terminal Contact	4753182.7	5-21-04

Champion Aerospace LLC	Pending	HK	Ignition Lead with Replaceable Terminal Contact	6109047.8	5-21-04

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date

Champion Aerospace LLC	Granted	JP	Ignition Lead with Replaceable Terminal Contact	533366/2006	5-21-04	4469855	3-5-10

Champion Aerospace LLC	Granted	US	Two-Piece Swaged Center Electrode Assembly	09/934,068	21-Aug-01	6,614,145	02-Sep-03

Champion Aerospace LLC	Granted	US	Exciter Circuit With Ferro- Resonant Transformer Network For An Ignition System Of A Turbine Engine	09/974,074	10-Oct-01	6,603,216	05-Aug-03

Champion Aerospace LLC	Granted	FR	Exciter Circuit with Ferro- Resonant Transformer	212533	10-9-02	212533	11-17-06

Champion Aerospace LLC	Granted	HK	Exciter Circuit with Ferro- Resonant Transformer	3108533.4	10-8-02	HK1057387	1-13-06

Champion Aerospace LLC	Granted	JP	Exciter Circuit with Ferro- Resonant Transformer	2002-296951	10-8-02	4084159	2-22-08

Champion Aerospace LLC	Granted	UK	Exciter Circuit with Ferro- Resonant Transformer	223241.1	10-8-02	2382106	4-12-05

Champion Aerospace LLC	Granted	US	Inductive Ignition Circuit	09/472,370	23-Dec-99	6,297,568	02-Oct-01

Champion Aerospace LLC	Granted	US	Ignition Plug and Method of Manufacture	09/481,300	11-Jan-00	6,285,008	04-Sep-01

Champion Aerospace LLC	Granted	US	Low-Temperature Lead-Free Glaze for Alumina Ceramics	08/971,343	17-Nov-97	5,985,473	16-Nov-99

Champion Aerospace LLC	Granted	US	Dual Gated Power Electronic Switching Devices	08/847,614	28-Apr-97	5,981,982	09-Nov-99

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date

Champion Aerospace LLC	Granted	US	Methods of Making Dual Gated Power Electronic Switching Devices	08/847,615	28-Apr-97	5,970,324	19-Oct-99

Champion Aerospace LLC	Granted	US	Internal Combustion Engine with Temperature Dependent Timing of Spark Event	08/802,612	19-Feb-97	5,875,763	02-Mar-99

Champion Aerospace LLC	Granted	US	Turbine Engine Ignition Exciter Circuit Including Low Voltage Lockout Control	08/831,518	01-Apr-97	5,852,381	22-12-98

Champion Aerospace LLC	Granted	EPC	Turbine Engine Ignition Exciter Circuit Including Low Voltage Lockout	97300836.0	2-10-97	789144	9-10-03

Champion Aerospace LLC	Granted	EPC	Turbine Engine Ignition Exciter Circuit	95919732.8	3-9-95	749528	10-21-98

Champion Aerospace LLC	Granted	US	Magneto with Dual Mode Operation	08/281,492	27-Jul-94	5,544,633	13-Aug-96

Champion Aerospace LLC	Granted	US	Magneto-Based Ignition System For Reciprocating Internal Combustion Engine Having A Capacitive Discharge Booster For Aiding Engine Starting	08/587,515	17-Jan-96	5,630,384	20-May-97

Champion Aerospace LLC	Granted	US	Low-Temperature Lead-Free Glaze for Alumina Ceramics	08/638,152	26-Apr-96	5,677,250	14-Oct-97

Champion Aerospace LLC	Granted	US	Turbine Engine Ignition Exciter Circuit Including Low Voltage Lockout Control	08/598,904	09-Feb-96	5,656,966	12-Aug-97

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date
Champion Aerospace LLC	Granted	US	Ignition Exciter Circuit With Thyristors Having High Di/Dt And High Voltage Blockage	08/207,717	09-Mar-94	5,592,118	07-Jan-97

Champion Aerospace LLC	Granted	US	Automotive Ignition Coil Assembly	08/435,927	05-May-95	5,535,726	16-Jul-96

Champion Aerospace LLC	Granted	US	Low-Temperature Lead-Free Glaze for Alumina Ceramics	08/323,936	17-Oct-94	5,518,968	21-May-96

Champion Aerospace LLC	Granted	US	Igniter Plug Extender for a Turbine Engine Combustor	08/090,265	13-Jul-93	5,402,637	04-Apr-95

Champion Aerospace LLC	Granted	US	Modular Ignition System	08/031,009	12-Mar-93	5,381,773	17-Jan-95

Champion Aerospace LLC	Granted	US	Igniter and Cable Connector Assembly	07/849,962	12-Mar-92	5,283,499	01-Feb-94

Champion Aerospace LLC	Granted	US	Surface Gap Igniter	07/739,973	05-Aug-91	5,187,404	16-Feb-93

Champion Aerospace LLC	Granted	US	Igniter Cable Connector Seal	07/728,860	11-Jul-91	5,083,932	28-Jan-92

Champion Aerospace LLC	Granted	US	Solid-State Exciter Circuit with Two Drive Pulses	549416	10-27-95	5,654,868	8-5-97

Norco Inc.	Granted	US	Mechanical Oscillator	08/333,735	03-Nov-94	5,592,852	14-Jan-97

Norco Inc.	Granted	US	Mechanical Oscillator	08/680,642	17-Jul-96	5,709,127	20-Jan-98

Norco Inc.	Granted	US	Hinged Strut Construction	08/014,535	08-Feb-93	5,364,201	15-Nov-94

Norco Inc.	Granted	US	Latch Mechanism	09/476,962	03-Jan-02	6,428,060	06-Aug-02

Norco Inc.	Granted	US	Telescoping Strut Construction	08/841,767	05-May-97	5,950,997	14-Sep-99

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date
Norco Inc.	Granted	US	Mechanical Drive Assembly Incorporating Counter Spring Biassed Radially Adjustable Rollers	08/498,358	05-Jul-95	5,680,795	28-Oct-97

Norco Inc.	Granted	US	Mechanical Drive Assembly Incorporating Counter Spring Biassed Radially Adjustable Rollers	08/745,916	08-Nov-96	5,860,324	19-Jan-99

MarathonNorco Aerospace, Inc.	Pending	US	Mechanically Dampening Hold Open Rod	12/857,947	17-Aug-10

MarathonNorco Aerospace, Inc.	Pending	US	Reinforced Plastic Locking Dogs	13/314,982	08-Dec-11	NA	NA

MarathonNorco Aerospace, Inc.	Pending	US	Carbon Fiber Hold Open Rod	13/323,355	12-Dec-11	NA	NA

MarathonNorco Aerospace, Inc.	Pending	US	Internal Locking Mechanism for a Hold Open Rod	13/345,239	06-Jan-12	NA	NA

MarathonNorco Aerospace, Inc.	Pending	US	Hold Open Rod Vibration Dampening System and Method	13/397,320	12-Feb-12	NA	NA

TransDigm, Inc.	Granted	US	Ice-Proof fluid line assemblies	09/128,758	04-Aug-98	5,975,119	02-Nov-99

TransDigm, Inc.	Granted	US	Fuel line systems with electric charge buildup prevention	08/990,068	12-Dec-97	5,973,903	26-Oct-99

Bruce Aerospace Inc.	Published	US	High Brightness Light Emitting Diode Light	13/366,520	06-Feb-12	NA	NA

Bruce Aerospace Inc.	Published	EP	High Brightness Light Emitting Diode Light	10807117.6	04-Aug-10	NA	NA

Bruce Aerospace Inc.	Granted	US	LED Burning Prevention	11/053,009	08-Feb-05	7,019,283	28-Mar-06

Bruce Aerospace Inc.	Granted	US	Electronic Ballast with DC Output Flyback Converter	10/266,162	07-Oct-02	6,864,642	08-Mar-05

Assignee or Applicant	Status	Country	Title	Application No.	Filing Date	Patent Number	Issue Date
Bruce Aerospace Inc.	Granted	US	Sensing Voltage for Fluorescent Lamp Protection	10/318,866	13-Dec-02	6,819,063	16-Nov-04

Bruce Aerospace Inc.	Granted	US	Electronic Ballast with Filament Detection	10/265,350	04-Oct-02	6,750,619	15-Jun-04

Bruce Aerospace Inc.	Granted	US	Interter Ballast Circuit Featuring Current Regulation Over Wide Lamp Load Range	07/932,708	19-Aug-92	5,466,992	14-Nov-95

Bruce Aerospace Inc.	Granted	US	Electronic Ballast and Power Controller	08/018,774	17-Feb-93	5,449,981	12-Sep-95

Bruce Aerospace Inc.	Granted	US	Wide Range Load Current Regulation in Saturable Reactor Ballast	08/120,950	14-Sep-93	5,432,406	11-Jul-95

Bruce Aerospace Inc.	Granted	US	Magnetic Ballast for Fluorescent Lamps	08/065,538	17-May-93	5,389,857	14-Feb-95

Acme Aerospace, Inc.	Granted	US	Storage Battery Electrodes with Integral Conductors	11/282,537	18-Nov-05	8,8088,516	03-Jan-12

Acme Aerospace, Inc.	Granted	US	Sealed Rechargeable Battery with Stabilizer	08/306,633	15-Sep-94	5,569,554	29-Oct-96

Record Owner	Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)
Hartwell Corporation	United States	Pressure Sensing Dead Bolt	7255376 (10/491977)	8/14/07 (07/13/04)

Hartwell Corporation	United States	Motor Driven Latch	7252311 (10/944132)	8/7/07 (09/17/04)

Record Owner	Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)
Hartwell Corporation	United States	Viscous Shear Damping Strut Assembly	7882941 [20080308366] (11/763818)	02/08/2011 [12/18/08] (6/15/07)

Hartwell Corporation	United States	Bifurcated Latching System	[20080067818] (11/835597)	[3/20/08] (8/8/07)

Hartwell Corporation	United States	Command Latch And Pin Latch System	[20080129056] (11/944801)	[6/5/08] (11/26/07)

Hartwell Corporation	United States	Latching Mechanism	5152559	10/6/92

Hartwell Corporation	United States	Catch for Door Latch	5188403	2/23/93

Hartwell Corporation	United States	Method For Molding A Strip Of Blind Rivets	5207966	5/4/93

Hartwell Corporation	United States	Apparatus For Making Blind Rivets	5238377	8/24/93

Hartwell Corporation	United States	Single-Point Self-Closing Latch	5551737	9/3/96

Hartwell Corporation	United States	Rotary Hook Tension-Shear Latch	5556142	9/17/96

Hartwell Corporation	United States	Self Locking Strut	5579875	12/3/96

Hartwell Corporation	United States	Low Profile Hook Latch Assembly	5620212	4/15/97

Hartwell Corporation	United States	Circuit Board Standoff Connector	5754412	5/19/98

Hartwell Corporation	United States	Adjustable Pressure Relief Latch	5765883	6/16/98

Hartwell Corporation	United States	Extended Reach Latch	5984382	11/16/99

Hartwell Corporation	United States	Overcenter Double Jaw Latch Mechanism	6042156	3/28/00

Hartwell Corporation	United States	Handle Assembly For An Aircraft Door Or The Like	6059231	5/9/00

Record Owner	Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)

Hartwell Corporation	United States	Translating Handle Assembly	6095573	8/1/00

Hartwell Corporation	United States	Increased Strength Dogging Mechanism	6123370	9/26/00

Hartwell Corporation	United States	Front-Mounted Hinge	6151755	11/28/00

Hartwell Corporation	United States	Permanently Connected Remote Latch Mechanism	6189832	2/20/01

Hartwell Corporation	United States	Dampening Strut	6193223	2/27/01

Hartwell Corporation	United States	Latch With Sensor	6279971	8/28/01

Hartwell Corporation	United States	Latch Assembly Including Sensor	6325428	12/4/01

Hartwell Corporation	United States	Cinch-Up Latch	6343815	2/5/02

Hartwell Corporation	United States	Keeper Mechanism	6382690	5/7/02

Hartwell Corporation	United States	Blowout Latch	6513841	2/4/2003

Hartwell Corporation	United States	Extendable Latch	6629712	10/7/03

Hartwell Corporation	United States	Blowout Latch	6755448	6/29/04

Hartwell Corporation	United States	Pressure Responsive Blowout Latch	6866226	3/15/05

Hartwell Corporation	United States	Pressure Responsive Blowout Latch With Reservoir	6866227	3/15/05

Hartwell Corporation	United States	Rotary Latch Mechanism	6913297	7/5/05

Hartwell Corporation	United States	Externally Adjustable Latch	6945573	9/20/05

Record Owner	Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)
Hartwell Corporation	United States	Flush Handle Assembly	6971689	12/6/05

Hartwell Corporation	United States	Latch Mechanism	7131672	11/7/06

Hartwell Corporation	United States	Preloaded Latch Mechanism	7185926	3/6/07

Hartwell Corporation	United States	Quick Release Latch For A Bus Seat Or The Like	D395388	6/23/98

Hartwell Corporation	United States	Pressure Responsive Blowout Latch	7578475 (10/939659)	8/25/09 (09/13/04)

Tyee Aircraft	United States	Composite tube assemblies and methods of forming the same	[2008-157519] (11/981569)	[7/3/08] (10/30/07)

Western Sky Industries, LLC, a.k.a. Tyee Aircraft	United States	Swivel Insert For A Control Rod	6595714	7/22/2003

Western Sky Industries, LLC, a.k.a. Tyee Aircraft	United States	Force Sensor Rod	6830223	12/14/04

Hartwell Corporation	United States	Multiple Speed Fastener	5624221	4/29/97

Hartwell Corporation	Austria	Blowout Latch	(338182)	(09/15/06)

Hartwell Corporation	Brazil	Sliding Hinge With Locking	8902320	11/13/90

Hartwell Corporation	Canada	Pressure Responsive Blowout Latch	2462760 (2462760)	12/1/09 (4/4/02)

Hartwell Corporation	Canada	Pressure Responsive Blowout Latch with Reservoir	(2489598]	(12/13/04)

Hartwell Corporation	Canada	Latching Mechanism	(2029918)	1/2/96

Record Owner	Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)
Hartwell Corporation	Canada	Pressure Sensing Dead Bolt	(2462788)	(4/2/04)

Hartwell Corporation	Canada	Tool Operated Channel Latch	(2713779)	(07/29/2010)

Hartwell Corporation	Canada	Viscous Shear Damping Strut Assembly	(2691283)	(12/15/2009)

Hartwell Corporation	China	Quick Release Fastener	(1191944)	(09/02/1998)

Hartwell Corporation	China	Motor Driven Latch	[101076645] (20058039215)	04/01/2009 [11/21/2007]

Hartwell Corporation	China	Tool Operated Channel Latch	[CN101960080] (20098106954)	[01/26/2011]

Hartwell Corporation	EP	Blowout Latch	1270406 (1270406)	7/9/10 (04/21/04)

Hartwell Corporation	EP	Extendable Latch	1245769 (1245769)	3/8/06 (10/15/03)

Hartwell Corporation	EP	Blowout Latch	1197619 (1197619)	08/30/06 (10/10/01)

Hartwell Corporation	EP	Latch With Sensor	1091059 (1091059)	1/19/05 (9/18/00

Hartwell Corporation	EP	Pressure Sensing Dead Bolt	1438473	08/02/06

Hartwell Corporation	EP	Permanently Connected Remote Latch Mechanism	1066195 (1066195)	08/27/03 (4/1/99)

Hartwell Corporation	EP	Command Latch and Pin Latch System	(07291414.6)	(11/28/2007)

Hartwell Corporation	EP	Bifurcated Latching System	(07290991.4)	(08/09/2007)

Hartwell Corporation	EP	Motor Driven Latch	[EP1797263] (05814910.5)	[06/20/2007] (09/16/2005)

Hartwell Corporation	EP	Pressure Responsive Blowout Latch with Reservoir	EP1576248] (03751775.2)	[09/21/2005] (06/16/2003)

Record Owner	Country	Patent Title	Patent No. [Pub. No.] (App. No.)	Issue Date [Pub. Date] (App. Date)
Hartwell Corporation	EP	Pressure Responsive Blowout Latch	[EP1446543] (02763760.2)	[08/18/2004] (09/27/2002)

Hartwell Corporation	EP	Viscous Shear Damping Strut Assembly	[EP2165088] (08827613.4)	(06/03/2008)

Hartwell Corporation	EP	Tool Operated Channel Latch	(09708482.6)	(02/02/2009)

Hartwell Corporation	Germany	Blowout Latch	60122644	10/12/2006

Hartwell Corporation	Germany	Latching Mechanism	69005599	04/28/1994

Hartwell Corporation	Germany	Permanently Connected Remote Latch Mechanism	69910749	06/17/2004

[Unable To Confirm]	Japan	Latch With Sensor	(2001123725)	(05/08/2001)

Hartwell Corporation	Japan	Permanently Connected Remote Latch Mechanism	(2002510582)	(04/09/2002)

Hartwell Corporation	Japan	Viscous Shear Damping Strut Assembly	[JP2010530048]	[09/02/2010]

Hartwell Corporation	Russia	Latching Mechanism	2013316	05/30/1994

Hartwell Corporation	Spain	Latching Mechanism	2049433	04/16/1994

Hartwell Corporation	Spain	Sliding Hinge With Locking	2044112	01/01/1994

Hartwell Corporation	Spain	Permanently Connected Remote Latch Mechanism	2204125	04/16/2004

Hartwell Corporation	Spain	Pressure Responsive Blowout Latch	[ES2320978] (20020763760T)	[06/01/2009] (09/27/2002)

Hartwell Corporation	Spain	Blowout Latch	[ES2272425] (20010308636T)	[05/01/2007] (10/10/2001)

Hartwell Corporation	WIPO	Motor Driven Latch	(200633929)	(03/30/2006)

Hartwell Corporation	WIPO	Latch Mechanism	[2006100654]	[09/28/2006]

Record Owner	Title	Application/Publication/ Issuance No.	Date of Application, Publication, Issuance	Jurisdiction
Schneller LLC	Dimensionally stable laminate with removable web carrier and method of manufacture	7052761	May 30, 2006	US

Schneller LLC	Dimensionally stable laminate and method	20080233364	September 25, 2008	US

Schneller LLC	Polyurethane-based rigid flooring laminate	20100227132	September 9, 2010	US

Schneller LLC	Decorative laminates incorporating flame retardant engineering thermoplastic films	8327509	February 12, 2013	US

Schneller LLC	Decorative laminate with graffiti resistance and improved combustion reaction properties	7939163	May 10, 2011	US

Schneller LLC	Decorative laminate with graffiti resistance and improved combustion reaction properties	200580021004.7	May 3, 2005	CN

Schneller LLC	Dimensionally stable laminate with removable web carrier and method of manufacture	500,294	March 15, 2011	AT

Schneller LLC	Solvent cast flame retarded polycarbonate coatings and films and articles formed therewith	13/177,040	July 6, 2011	US

Record Owner	Title	Application/Publication/ Issuance No.	Date of Application, Publication, Issuance	Jurisdiction

Schneller LLC	Solvent cast flame retardant polycarbonate coatings, films and laminates	201110196862.2	July 8, 2011	CN

Schneller LLC	Solvent cast flame retardant polycarbonate coatings, films and laminates	A996/2011	July 7, 2011	AT

Schneller LLC	Solvent cast flame retardant polycarbonate coatings, films and laminates	12102962.6	March 26, 2012	HK

Schneller LLC	Silicone cab layer laminates	13/439,323	April 4, 2012	US

Schneller LLC	Integrated lavatory pan for commercial aircraft	13/659,085	October 24, 2012	US

Schneller LLC	Integrated lavatory pan for commercial aircraft	2012105367817	December 12, 2012	CN

Schneller LLC	Integrated lavatory pan for commercial aircraft	A 50009/2013	January 10, 2013	AT

Schneller LLC	Composite panels and methods of manufacture	61/613,653	March 21, 2012	US

Current Owner	TITLE	APPLN NO.	FILED	PATENT NO.	GRANT DATE	STATUS
Harco Laboratories, Inc.	Optical Proximity Detector	09591658	6/9/00	6498654	12/24/02	Granted

Harco Laboratories, Inc.	Thermal Variable Resistance Device With Protective Sheath	10793120	3/4/04	7061364	6/13/06	Granted

Harco Laboratories, Inc.	Extended Temperature Range EMF Device	10736766	12/16/03	7131768	11/7/06	Granted

Harco Laboratories, Inc.	System And Method For Non-Contact Forming Of Parts To A Fluid Sensor Assembly	10843501	5/11/04	7137297	11/21/06	Granted

Harco Laboratories, Inc.	EMF Sensor With Protective Sheath	10793121	3/4/04	7611280	11/3/09	Granted

Harco Laboratories, Inc.	Thermal Variable Resistance Device With Protective Sheath	11388309	3/24/06	7915994	3/29/11	Granted

Harco Laboratories, Inc., a 685880 Corporation	High Reliability Heater Modules	10425814	4/29/03	6881932	4/19/05	Granted

Harco Laboratories, Inc., a Corp of Connecticut	Extended Temperature Range Heater	11360788	2/23/06	7782171	8/24/10	Granted

Harco Laboratories, Inc., a Connecticut Corporation	Extended Temperature Range Thermal Variable-Resistance Device	10712484	11/13/03	7026908	4/11/06	Granted

Harco Laboratories, Inc.	Mounting Bracket For A Security Device	11614614	12/21/06	7518478	4/14/09	Granted

Harco Laboratories, Inc.	Sensor Device and Method of Locking Sensor Device Components	13745510	18-Jan -13	NA	NA	Pending

Owner	Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date
AmSafe, Inc.	Australia	11080/2008 03/04/2008	Buckle Assembly	320021 06/17/2008	03/04/2018

AmSafe, Inc.	Australia	11892/2008 04/22/2008	Buckle Assembly	320700 08/08/2008	04/22/2018

AmSafe, Inc.	Canada	125037 03/04/2008	Buckle Assembly	125037 02/27/2009	02/27/2019

AmSafe, Inc.	Canada	125038 03/05/2008	Buckle Assembly	125038 02/27/2009	02/27/2019

AmSafe, Inc	China	200830121707.3 05/06/2008	Buckle Assembly	200830121707.3 06/03/2009	05/06/2018

AmSafe, Inc	European Community	000890462-0001, -0002 03/04/2008	Buckle Assembly	000890462-0001, -0002 03/04/2008	03/04/2033

AmSafe, Inc.	Europe	06772609.1 06/08/2006	Buckle Assembly having Single Release for Multiple Belt Connectors	NA Application Pending	NA Application Pending

AmSafe, Inc.	Japan	2008-005447 03/05/2008	Buckle Assembly	1339383 08/08/2008	08/08/2028

AmSafe, Inc.	Japan	2008-011460 05/07/2008	Buckle Assembly	1358516 04/03/2009	04/03/2029

AmSafe, Inc.	United States	11/148,914 06/09/2005	Buckle Assembly having Single Release for Multiple Belt Connectors	7,263,750 09/04/2007	06/09/2025

AmSafe, Inc.	United States	11/844,709 08/24/2007	Buckle Assembly having Single Release for Multiple Belt Connectors	7,614,124 11/10/2009	06/09/2025

Am-Safe, Inc.	United States	08/861,882 05/20/1997	Device for Prevention of Slap-Back Lock of Inertia Reel	5,794,878 08/18/1998	05/20/2017

AmSafe, Inc.	United States	29/284,338 09/05/2007	Buckle Assembly	D578,931 10/21/2008	10/21/2022

AmSafe, Inc.	United States	12/563,294 09/21/2009	Buckle Assembly having Single Release for Multiple Belt Connectors	NA Application Pending	NA Application Pending

Owner	Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date
AmSafe, Inc.	United States	12/027,985 02/07/2008	Occupant Restraint Systems for Use in Military Land Vehicles and Other Vehicles	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	12/711,235 02/23/2010	Seat Harness Pretensioner	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	13/109,967 05/17/2011	Seat Harness Pretensioner	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	12/569,522 09/29/2009	Tensioning Apparatuses for Personal Restraint Systems and Associated Systems and Methods	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	13/097,862 04/29/2011 Not yet published	Buckle Assemblies with Swivel and Dual Release Features and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	13/187,265 07/20/2011	Restraint Harness and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	Canada	139699 03/15/2011	Buckle Assembly	139699 10/24/2011	10/24/2021

AmSafe Commercial Products, Inc.	Canada	139700 03/15/2011	Buckle Assembly	139700 10/24/2011	10/24/2021

AmSafe Commercial Products, Inc.	Canada	2,719,360 03/31/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	Canada	2,757,428 06/16/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending

Owner	Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date
AmSafe Commercial Products, Inc.	Canada	2,719,846 11/02/2010	Devices for Adjusting Tension in Seatbelts and Other Restraint System Webs and Associated Methods	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	European Community	001286207-0002 07/21/2011	Latch Assembly	001286207-0002 07/21/2011	07/21/2036

AmSafe Commercial Products, Inc.	European Community	001286207-0001 07/21/2011	Latch Assembly	001286207-0002 07/21/2011	07/21/2036

AmSafe Commercial Products, Inc.	European Community	001268361-0001 03/15/2011	Buckle Assembly	001268361-0001 03/15/2011	03/15/2036

AmSafe Commercial Products, Inc.	European Community	001268361-0002 03/15/2011	Buckle Assembly	001268361-0002 03/15/2011	03/15/2036

AmSafe Commercial Products, Inc.	European Community	001268361-0003 03/15/2011	Buckle Assembly	001268361-0003 03/15/2011	03/15/2036

AmSafe Commercial Products, Inc.	Europe	09726854.4 03/31/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	Europe	09842837.8 06/16/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	PCT	US2011/032339 04/13/2011	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	PCT	US2010/055475 11/04/2010	Restraint System Buckle Components Having Tactile Surfaces, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	PCT	US2011/051783 09/15/2011 Not yet published	Magnetic Buckle Assemblies and Associated Methods of Use with Child Seats and Other Restraint Systems	NA Application Pending	NA Application Pending

Owner	Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date
AmSafe Commercial Products, Inc.	PCT	US2011/051800 09/15/2011 Not yet published	Semi-Rigid Belt Systems for Use with Child Seats and Other Occupant Restraint Systems	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	PCT	US2011/051828 09/15/2011 Not yet published	Occupant Restraint Systems Having Tensioning Devices, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	PCT	US2011/051846 09/15/2011 Not yet published	Occupant Restraint System Components Having Status Indicators and/or Media Interfaces, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	10/816,013 04/01/2004	Multi-Point Buckle for Restraint System	7,520,036 04/21/2009	04/01/2025

AmSafe Commercial Products	United States	11/403,972 04/13/2006	Child Travel Restraint System	7,464,989 12/16/2008	04/25/2026

AmSafe Commercial Products, Inc.	United States	11/383,019 05/12/2006	Web Adjuster and Harness for Child Restraint Seat	7,343,650 03/18/2008	04/12/2024

AmSafe Commercial Products, Inc.	United States	10/832,193 04/26/2004	Adjuster for Adjustable Restraint Strap	7,404,239 07/29/2008	06/10/2025

AmSafe Commercial Products, Inc.	United States	29/197,618 01/16/2004	Buckle with Slide Button	D519,406 04/25/2006	04/25/2020

AmSafe Commercial Products, Inc.	United States	29/199,301 02/12/2004	Hook with Rounded End	D499,007 11/30/2004	11/30/2018

AmSafe Commercial Products, Inc.	United States	10/794,554 03/05/2004	Buckle and Frame for Restraint to a Harsh Environment	7,093,331 08/22/2006	03/05/2024

AmSafe Commercial Products, Inc.	United States	12/060,095 03/31/2008	Multi-Pivot Latch Assemblies	7,918,001 04/05/2011	11/01/2029

AmSafe Commercial Products, Inc.	United States	29/385,173 02/09/2011	Latch Assembly	D649,432 11/29/2011	11/29/2025

AmSafe Commercial Products, Inc.	United States	29/385,342 02/11/2011	Latch Assembly	D649,433 11/29/2011	11/29/2025

Owner	Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date
AmSafe Commercial Products, Inc.	United States	12/415,906 03/31/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	12/485,778 06/16/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	12/775,268 05/06/2010	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	13/028,070 02/15/2011	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	12/943,811 11/10/2010	Buckle Assemblies for Personal Restraint Systems and Associated methods of Use and Manufacture	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	12/756,143 04/07/2010	Child Safety Seat Attachment Belt Retractor System	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	12/917,898 11/02/2010	Devices for Adjusting Tension in Seatbelts and Other Restraint System Webs and Associated Methods	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	12/939,809 11/04/2010	Restraint System Buckle Components Having Tactile Surfaces, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	13/233,835 09/15/2011 Not yet published	Magnetic Buckle Assemblies and Associated Methods of Use with Child Seats and Other Restraint Systems	NA Application Pending	NA Application Pending

Owner	Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date
AmSafe Commercial Products, Inc.	United States	13/234,074 09/15/2011 Not yet published	Occupant Restraint Systems Having Tensioning Devices, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	13/234,106 09/15/2011 Not yet published	Occupant Restraint System Components Having Status Indicators and/or Media Interfaces, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	29/369,965 09/15/2011 Not yet published	Buckle Assembly	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	29/369,967 09/15/2010 Not yet published	Buckle Assembly	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	61/473,070 04/07/2011 Not published	Personal Restraint Systems for Use in Recreational Utility Vehicles and Other Vehicles	NA Application Pending	NA Application Pending

AmSafe Commercial Products, Inc.	United States	61/514,743 08/03/2011 Not published	Seatbelt Retractors and Associated Systems and Methods	NA Application Pending	NA Application Pending

Am-Safe Incorporated	Australia	92315/98 09/16/1998	Vehicle Safety System	746194 08/01/2002	09/16/2018

Am-Safe Incorporated	Australia	10023/02 09/16/1998	Vehicle Safety System	758626 07/10/2003	09/16/2018

AmSafe, Inc.	Australia	2004276276 09/23/2004	Vehicle Safety System	2004276276 07/28/2011	09/23/2024

Am-Safe Incorporated	Brazil	PI9809067-4 09/16/1998	Vehicle Safety System	PI9809067-4 06/21/2005	09/16/2018

Am-Safe Incorporated	Canada	2,286,726 09/16/1998	Vehicle Safety System	2286726 04/25/2004	09/16/2018

Owner	Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date
AmSafe, Inc.	Canada	2,537,892 09/23/2004	Vehicle Safety System	2,537,892 09/13/2011	09/23/2024

AM-Safe Inc.	China	98803835.8 09/18/1998	Vehicle Safety System	ZL98803835.8 11/13/2002	09/16/2018

AmSafe, Inc.	China	200480027744.7 09/23/2004	Inflatable Lap Belt Safety Bag	NA Application Pending	NA Application Pending

AM-Safe, Inc.	Europe	01918566.9 03/11/2001	Airbag Buckle Assembly	NA Application Pending	NA Application Pending

AmSafe, Incorporated	Europe	98944873.3 09/16/1998	Vehicle Safety System	NA Application Pending	NA Application Pending

AmSafe, Inc	Europe	08745248.8 04/07/2008	Inflatable Personal Restraint Systems Having Web-Mounted Inflators and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending

AmSafe, Inc.	France	04788918.3 09/23/2004	Inflatable Lap Belt Safety Bag	EP1663731 05/13/2009	09/23/2024

AM-Safe, Inc.	France	01924142.1 03/12/2001	Self-Centering Airbag and Method for Manufacturing and Tuning the Same	EP1276644 01/03/2007	03/12/2021

Am-Safe, Inc.	France	01920335.5 03/13/2001	Aircraft Seat Structure	EP1363803 02/21/2007	03/13/2021

AM-Safe, Commercial Products Inc.	France	02757651.1 09/09/2002	Vehicle Restraint System	EP1436174 03/04/2009	09/09/2022

AmSafe, Inc.	Germany	112004001786.6 09/23/2004	Inflatable Lap Belt Safety Bag	EP1663731 01/03/2007	09/23/2024

AM-Safe, Inc.	Germany	01924142.1 03/12/2001	Self-Centering Airbag and Method for Manufacturing and Tuning the Same	EP1276644 01/03/2007	03/12/2021

Owner	Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date
Am-Safe, Inc.	Germany	01920335.5 03/13/2001	Aircraft Seat Structure	EP1363803 02/21/2007	03/13/2021

AmSafe Commercial Products, Inc.	Germany	02757651.1 09/09/2002	Vehicle Restraint System	EP1436174 03/04/2009	09/09/2022

Am-Safe Incorporated	Hong Kong	01101730.2 03/12/2001	Vehicle Safety System	1030912 07/18/2003	09/16/2018

AM SAFE, INC	Hong Kong	06113347.7 12/05/2006	Inflatable Lap Belt Safety Bag	1092769 06/22/2007	09/23/2024

Am-Safe Incorporated	Israel	131218 09/16/1998	Vehicle Safety System	131218 10/27/2002	09/16/2018

AmSafe, Inc.	Israel	174093 09/23/2004	Inflatable Lap Belt Safety Bag	174093 05/01/2011	09/23/2024

AmSafe, Inc.	Italy	04788918.3 09/23/2004	Inflatable Lap Belt Safety Bag	1663731 05/13/2009	09/23/2024

Am-Safe Incorporated	Korea	7001347/2000 09/16/1998	Vehicle Safety System	582508 05/16/2006	09/16/2018

Am-Safe Incorporated	Mexico	998694 09/16/1998	Vehicle Safety System	230388 09/06/2005	09/16/2018

AmSafe, Inc.	Mexico	2006/003203 09/23/2004	Inflatable Lap Belt Safety Bag	NA Application Pending	NA Application Pending

AmSafe, Inc.	PCT	US2011/048987 08/24/2011 Not yet published	Inflator Connectors for Inflatable Personal Restraints and Associated Systems and Methods	NA Application Pending	NA Application Pending

AmSafe, Inc.	PCT	US2011/056776 10/18/2011 Not yet published	Buckle Connectors for Inflatable Personal Restraints and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending

AmSafe, Inc.	PCT	US2011/043255 07/07/2011 Not yet published	Stitch Patterns for Restraint-Mounted Airbags and Associated Systems and Methods	NA Application Pending	NA Application Pending

Owner	Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date
Am-Safe Incorporated	Russian Federation	99122022 09/16/1998	Vehicle Passenger Safety System	2204496 05/20/2003	09/16/2018

AMSAFE, INC.	Singapore	200601814-7 09/23/2004	Inflatable Lap Belt Safety Bag	120611 05/30/2007	09/23/2024

AmSafe, Inc.	South Africa	2006/01930 09/23/2004	Inflatable Lap Belt Safety Bag	2006/01930 04/25/2007	09/23/2024

AmSafe, Inc.	United Kingdom	0606780.5 09/23/2004	Inflatable Lap Belt Safety Bag	2421482 11/29/2006	09/23/2024

Am-Safe, Inc.	United Kingdom	01924142.1 03/12/2001	Self-Centering Airbag and Method for Manufacturing and Tuning the Same	EP1276644 01/03/2007	03/12/2021

Am-Safe, Inc.	United Kingdom	01920335.5 03/13/2001	Aircraft Seat Structure	EP1363803 02/21/2007	03/13/2021

AM-Safe, Inc.	United Kingdom	02757651.1 09/09/2002	Vehicle Restraint System	EP1436174 03/04/2009	09/09/2022

AM-SAFE, INC.	United States	09/524,191 03/13/2000	Airbag Buckle Assembly	6,442,807 09/03/2002	03/13/2020

AM-SAFE, INCORPORATED	United States	09/143,756 08/31/1998	Vehicle Safety System	5,984,350 11/16/1999	03/10/2018

AMSAFE, INC.	United States	10/672,606 09/26/2003	Inflatable Lap Belt Safety Bag	6,957,828 10/25/2005	03/10/2024

AM-SAFE, INC.	United States	09/523,874 03/13/2000	Self Centering Airbag and Method for Manufacturing the Same	6,439,600 08/27/2002	03/13/2020

AM-SAFE, INC.	United States	09/778,498 02/07/2001	Aircraft Seat Structure	6,505,890 01/14/2003	02/07/2021

AmSafe Commercial Products, Inc.	United States	09/950,098 09/10/2001	Vehicle Restraint System	6,505,854 01/14/2003	09/10/2021

AMSAFE, INC.	United States	09/523,875 03/13/2000	Air Bag Having Excessive External Magnetic Field Protection Circuitry	6,535,115 03/18/2003	03/13/2020

AM-SAFE, INCORPORATED	United States	09/524,370 03/14/2000	Multiple Inflator Safety Cushion	6,217,066 04/17/2001	03/14/2020

Owner	Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date
Am-Safe Aviation	United States	10/705,179 11/11/2003	Stackable Child Restraint for Aircraft	7,011,368 03/14/2006	11/11/2023

AMSAFE, INC.	United States	12/057,295 03/27/2008	Inflatable Personal Restraint Systems and Associated Methods of Use and Manufacture	7,665,761 02/23/2010	03/27/2028

AMSAFE, INC.	United States	12/267,430 11/07/2008	Buckles for Inflatable Personal Restraint Systems and Associated Systems and Methods	7,904,997 03/15/2011	08/26/2029

AMSAFE, INC.	United States	12/051,768 03/19/2008	Inflatable Personal Restraint Systems Having Web-Mounted Inflators and Associated Methods of Use and Manufacture	7,980,590 07/19/2011	04/02/2029

AmSafe, Inc.	United States	61/516,681 04/05/2011 Not published	Airbag System with Wireless Diagnostics	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	61/533,105 09/09/2011 Not published	Electronic Module Assembly for Inflatable Personal Restraint System and Associated Methods	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	13/170,079 06/27/2011 Not yet published	Sensors for Detecting Rapid Deceleration/Acceleration Events	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	13/194,411 07/29/2011 Not yet published	Inflator Connectors for Inflatable Personal Restraints and Associated Systems and Methods	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	13/227,392 09/07/2011 Not yet published	Buckle Connectors for Inflatable Personal Restraints and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending

Owner	Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date
AmSafe, Inc.	United States	13/086,134 04/13/2011 Not yet published	Stitch Patterns for Restraint-Mounted Airbags and Associated Systems and Methods	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	13/227,382 09/07/2011 Not yet published	Activation Systems for Inflatable Personal Restraint Systems	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	13/174,659 06/30/2011 Not yet published	Inflatable Personal Restraint Systems	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	13/228,333 09/08/2011 Not yet published	Computer System for Remote Testing of Inflatable Personal Restraint Systems	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	29/392,028 05/16/2011 Not yet published	Connector for a Seatbelt Bag	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	29/389,408 04/11/2011 Not yet published	Buckle Assembly	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	13/228,362 09/08/2011 Not yet published	Computer System and Graphical Use Interface for Testing of Inflatable Personal Restraint Systems	NA Application Pending	NA Application Pending

AmSafe, Inc.	United States	09/643,868 08/23/2000	Vehicle Passenger Safety Devices	6,402,251 06/11/2002	08/23/2020

AmSafe, Inc.	United States	10/096,914 03/14/2002	Vehicle Passenger Safety Devices	6,616,242 09/09/2003	08/23/2020

AmSafe, Inc.	United States	10/986,656 11/12/2004	Vehicle Passenger Safety Devices	7,021,719 04/04/2006	08/23/2020

AmSafe, Inc.	United States	11/344,153 02/01/2006	Vehicle Passenger Safety Devices	7,140,692 11/28/2006	08/23/2020

OWNER	COUNTRY	PATENT TITLE	PATENT NO.	ISSUE DATE
Aero-Instruments Co., LLC	U.S.	NOSE SECTION FOR A PITOT PROBE	7,549,331 B1	6/23/09
Aero-Instruments Co., LLC	U.S.	TEMPERATURE PROBE	8,100,582 B1	1/24/12

TRADEMARKS

Owner	Trademark:	Country	Application No:	Registration No.:	Registration Date:
Adams Rite Aerospace	AQUAFLITE	European Community	1098144	1098144	22-Feb-2001
Avionic Instruments Inc.	AEROSPACE FOR INDUSTRY	USA	74705510	2204172	17-Nov-1998
Avionic Instruments Inc	ACS AND DESIGN	USA	77350069	3599638	31-Mar-2009
Avionic Instruments Inc	AEROSPACE COOLING SOLUTIONS	USA	77350077	3599639	03-Mar-2009
Avtech Corporation	IDEAS THAT FLY	USA	74296051	1804707	16-Nov-1993
Bruce Aerospace, Inc.	WE LIGHT THE SKIES	USA	73448482	1364180	08-Oct-1985
Champion Aerospace LLC	BRINGING POWER TO FLIGHT	USA	74243008	1801860	02-Nov-1993
Champion Aerospace LLC	MISC DESIGN	USA	73646933	1759512	23-Mar-1993
Champion Aerospace LLC	CABLE DESIGN	USA	73646932	1719828	29-Sep-1992
Champion Aerospace LLC	SLICK AND DESIGN	USA	72145624	760554	26-Nov-1963
Champion Aerospace LLC	LASAR and Star Design	USA	74567628	2008936	15-Oct-1996
Champion Aerospace LLC	LASAR	USA	74567629	2010710	22-Oct-1996
Marathonnorco Aerospace, Inc	RF80-M	USA	85126094
Marathonnorco Aerospace, Inc.	MARATHONNORCO AEROSPACE and Design	European Community	8344954	008344954	12-Jan-2010

Owner	Trademark:	Country	Application No:	Registration No.:	Registration Date:
Marathonnorco Aerospace, Inc.	MARATHON	United Kingdom	B1241295	1241295	04-May-1985
Marathonnorco Aerospace, Inc.	MARATHON	USA	73487939	1330727	16-Apr-1985
Marathonnorco Aerospace, Inc.	M MARATHON SUPERPOWER AND DESIGN	USA	75632368	2787788	02-Dec-2003
Marathonnorco Aerospace, Inc.	M MARATHON AND DESIGN	USA	75632383	2787789	02-Dec-2003
Marathonnorco Aerospace, Inc.	MARATHONNORCO AEROSPACE and Design	USA	77653518	3666343	11-Aug-2009
Marathonnorco Aerospace, Inc.	MARATHONNORCO AEROSPACE and Design	USA	77746799	3931745	15-Mar-2011
Marathonnorco Aerospace, Inc.	MARATHONNORCO AEROSPACE and Design	USA	77746806	4019914	30-Aug-2011
Marathonnorco Aerospace, Inc.	MARATHON	European Community	1220789	1220789	09-Oct-2001
Marathonnorco Aerospace, Inc.	M DESIGN	USA	75632205	2543727	05-Mar-2002
Marathonnorco Aerospace, Inc.	MNAI	USA	78551622	3319738	23-Oct-2007
Marathonnorco Aerospace, Inc.	MARATHON	Canada	1004273	550881	17-Sep-2001
Marathonnorco Aerospace, Inc.	PROEASE	USA	75513355	2496591	09-Oct-2001
Marathonnorco Aerospace, Inc.	DATAFX	USA	75124154	2083649	29-Jul-1997
Marathonnorco Aerospace, Inc.	CASP	USA	73586477	1411141	30-Sep-1986

Owner	Trademark:	Country	Application No:	Registration No.:	Registration Date:
Marathonnorco Aerospace, Inc.	MNAI	USA	78551619	3125918	08-Aug-2006
Marathonnorco Aerospace, Inc.	NORCO INC. AND DESIGN	USA	73166121	1153612	12-May-1981
Marathonnorco Aerospace, Inc.	REFLEX	USA	72383564	936522	27-Jun-1972
Marathonnorco Aerospace, Inc.	DIGIFLEX	USA	73338416	1252763	04-Oct-1983
Marathonnorco Aerospace, Inc.	BALL REVERSER	USA	73068552	1144720	30-Dec-1980
Marathonnorco Aerospace, Inc.	CHRISTIE	USA	74247133	1727289	27-Oct-1992
Marathonnorco Aerospace, Inc.	SUPERPOWER	USA	73515350	1347534	09-Jul-1985
TransDigm Inc.	TRANSDIGM	China (People’s Republic)	6581262	6581262	07-Aug-2010
TransDigm Inc.	WIGGINS	Chile	96171	639340	16-Aug-2002
TransDigm Inc.	TRANSDIGM	USA	77277955	3457067	01-Jul-2008
TransDigm Inc.	ADEL	USA	73293427	1189110	09-Feb-1982
TransDigm Inc.	WIGGINS	USA	73339008	1236043	03-May-1983
TransDigm Inc.	WIGGINS	Australia		370922	27-Jan-1982
TransDigm Inc.	WIGGINS	South Africa		B81/9465	08-Dec-1981
TransDigm Inc.	WIGGINS	South Africa		B81/4151	16-Jun-1981
TransDigm Inc.	WIGGINS	South Africa		B81/9466	08-Dec-1981
TransDigm Inc.	WIG-O-FLEX	United Kingdom	737800	737800	04-Jan-1976
TransDigm Inc.	TRANSDIGM	China (People’s Republic)	6581258	6581258	28-Mar-2010
TransDigm Inc.	TRANSDIGM	China (People’s Republic)	6581259	6581259	28-Apr-2010
TransDigm Inc.	TRANSDIGM	China (People’s Republic)	6581260	6581260	28-Mar-2010

Owner	Trademark:	Country	Application No:	Registration No.:	Registration Date:
TransDigm Inc.	TRANSDIGM	China (People’s Republic)	6581261	6581261	28-Mar-2010
Avtech Corporation	AVTECHTYEE	USA	85402184	4262183	18-Dec-2012
Avtech Corporation	AVTECHTYEE and design	USA	85402197	4184327	31-Jul-2012
Skurka Aerospace, Inc.	XL	USA	74133902	1853490	13-Sep-1994
Skurka Aerospace, Inc.	XL2	USA	76593794	3047650	24-Jan-2006
Skurka Aerospace, Inc.	APC AIRCRAFT PARTS CORPORATION and Design	USA	85412059	4193307	21-Aug-2012
Skurka Aerospace, Inc.	APC and Airplane Design	USA	76593793	4037649	24-Jan-2006

Current Owner	Country	Trademark	Regn No. (App. No.)	Regn. Date (App. Date)
Hartwell Corporation	United States	HARTWELL	2703713 (76/221734)	4/8/03 (3/8/01)
Hartwell Corporation	United States	HARTWELL	1762408 (74/227615)	4/6/93 (12/5/91)
Hartwell Corporation	United States	HASCO	2708392 (76/139439)	4/22/03 (10/2/00)
Hartwell Corporation	United States	HC(Stylized & Design)	2676542 (76/221733)	1/21/03 (3/8/01)
Hartwell Corporation	United States	HC(Stylized & Design)	1744257 (74/233909)	1/5/93 (12/30/91)
Hartwell Corporation	United States	TRIGGER LOCK	1190430 (73/211143)	2/23/82 (4/11/79)
Hartwell Corporation	United States	XLP	2771803 (78/184801)	10/7/03 (11/13/02)

Current Owner	Country	Trademark	Regn No. (App. No.)	Regn. Date (App. Date)
McKechnie Aerospace (UK) Ltd.	United States	SOLUTIONEERING	2798501 (76/291921)	12/23/03 (7/31/01)
Western Sky Industries, LLC	United States	DESIGN ONLY	0887394 (72/328085)	3/10/70 (5/22/69)
Avtech Corporation	United States	TYEE	0887395 (72/328086)	10/3/70 (5/22/69)
Hartwell Corporation	Canada	HARTWELL	TMA586646 (1096075)	8/6/03 (3/15/01)
Hartwell Corporation	Canada	HC (Stylized & Design)	TMA594455 (1096076)	11/12/03 (3/15/01)
Hartwell Corporation	CTM	HARTWELL	2170710 (2170710)	6/3/02 (4/9/01)
Hartwell Corporation	CTM	HC AND DESIGN	2170785 (2170785)	6/3/02 (4/9/01)
Hartwell Corporation	CTM	XLP	3134376 (3134376)	7/21/04 (4/15/03)
Hartwell Corporation	Japan	HARTWELL	4674615 (2001-30621)	5/23/03 (4/3/01)
Hartwell Corporation	Japan	HC (AND DESIGN)	4674616 (2001-30622)	5/23/03 (4/3/01)
Hartwell Corporation	Norway	SHACK’L SHIELD AND DESIGN	146057	7/18/91
Hartwell Corporation	Switzerland	RATE CHEK	398869 4962/1992	1/20/93 (6/30/92)

Record Owner	Mark	Application/Registration No.	Application/Registration Date	Jurisdiction
Schneller, Inc.	PANFLOR	3483585	August 12, 2008	US
Schneller, Inc.	SURROUNDING YOU WITH SOLUTIONS	3375076	January 29, 2008	US
Schneller LLC	AERFUSION	3326159	October 30, 2007	US
Schneller LLC	INDURA GTFILM	3217474	March 13, 2007	US
Schneller, Inc.	INDURA GTFORM	3217477	March 13, 2007	US
Schneller, Inc.	INDURA GTGLAS	3217478	March 13, 2007	US
Schneller, Inc.	INDURA	3199487	January 16, 2007	US
Schneller, Inc.	AERSHADE	1512683	November 15, 1988	US
Schneller, Inc.	AERFILM LHR	1457060	September 15, 1987	US

Record Owner	Mark	Application/Registration No.	Application/Registration Date	Jurisdiction
Schneller, Inc.	DESIGNS THAT FLY	1380565	January 28, 1986	US
Schneller, Inc.	S SCHNELLER and design	1380566	January 28, 1986	US
Schneller, Inc.	AERFUSION VIA	3788284	May 11, 2010	US
Schneller, Inc.	AERFUSION VIA FLOORING BY DESIGN	3788285	May 11, 2010	US
Schneller, Inc.	AEREASE	3613419	April 28, 2009	US
Schneller, Inc.	TRUE-TO-NATURE	3606781	April 14, 2009	US
Schneller LLC	INDURA	5277223	August 23, 2007	CTM
Schneller LLC	AERFUSION	4702718	March 20, 2007	CTM
Schneller LLC	AERFUSION ECO	85/770,329	November 2, 2012	US

Record Owner	Mark	Application/Registration No.	Application/Registration Date	Jurisdiction
Schneller LLC	PAN GUARD	85/838,408	February 1, 2013	US
Schneller LLC	AERFUSION ECO	8230989	April 21, 2009	EP
Schneller LLC	AERFUSION VIA	8230922	April 21, 2009	EP
Schneller LLC	VERITAS	5277181	August 25, 2006	EP
Schneller LLC	RESINART	5277124	August 2, 2007	Intl Reg –Madrid Agreement

OWNER	MARK	APPLN NO.	FILED	REGN NO.	REGN DATE
Harco Laboratories, Inc.	SIMX	78/756380	11/17/05	3320667	10/23/07
Harco Laboratories, Inc.	INNOVATIVE SOLUTIONS. PROVEN PERFORMANCE.	78/628893	5/12/05	3272875	7/31/07
Harco Laboratories, Inc.	HARCO INNOVATIVE SOLUTIONS. PROVEN PERFORMANCE.	78/628803	5/12/05	3178435	11/28/06
Harco Laboratories, Incorporated	HARCO	75/252867	3/6/97	2167232	6/23/98

Owner	Trademark	Country	Number
AMSAFE, INC.	AMSAFE	U.S.	3618970
Am-Safe, Incorporated	AMSAFE	European Community	2507168
AMSAFE, INC.	AMSAFE (and design)	U.S.	2740758
Am-Safe, Incorporated	AMSAFE (Stylized)	European Community	2507184
AMSAFE, INC.	AMSAFE (Stylized)	U.S.	2798629
AMSAFE, INC.	TEARDROP BUCKLE CONFIGURATION DESIGN	U.S.	2880669
Am-Safe, Incorporated	TEARDROP BUCKLE CONFIGURATION DESIGN	European Community	Application # 002579696
AMSAFE, INC.	AAIR	U.S.	2742840
AMSAFE, INC.	AAIR Design	U.S.	3048341
AMSAFE, INC.	AAIR—AM-SAFE AVIATION INFLATABLE RESTRAINT	U.S.	2672741
AMSAFE, INC.	AMSAFE BRIDPORT	U.S.	3626306
AMSAFE, INC.	CARES	U.S.	3409726
AMSAFE, INC.	CARES KIDS FLY SAFE and design	U.S.	3413419
AMSAFE, INC.	QUICKZIP	U.S.	3264334
AMSAFE, INC.	THE BEST SEAT IN THE AIR	U.S.	85488786
AMSAFE, INC.	THE BEST SEAT IN THE SKY	U.S.	85488790
AmSafe, Inc.	AMSAFE	China	5152276
AmSafe, Inc.	AMSAFE (and design)	China	5152275

OWNER	COUNTRY	TRADEMARK	APPL. NO.	APPL. DATE	REG. NO.	REG. DATE
Aero-Instruments Co., LLC	U.S.	FLY TRUE	77/215,267		3,437,419	6/25/07
Aero-Instruments Co., LLC	U.S.	AERO-INSTRUMENTS & DESIGN	77/223,165	7/6/07	3,465,951	7/15/08

COPYRIGHTS

Jurisdiction	Title	Registration No.	Registration Date	Record Owner
United States	Water faucets	TX0000260690	06/01/1979	Adams Rite Products, Inc.
United States	Shak’l Shield: Heavy Duty Armored Padlock Hasp, Maximum Protection For Padlock Installations	Tx2442521	10/21/1988	Hartwell Corporation
United States	Shack’ Shield Bss17 Series	Tx2682229	10/26/1989	Hartwell Corporation
United States	Hartwell Salutes Fairchild REPublic	Tx1578760	4/11/1985	Hartwell Corporation
United States	Shack’l Shield Brand Hasp Installation Instructions	Tx2836447	7/10/1989	Hartwell Corporation
United States	Transicoil series 1000 D C motors; bull. no. TC 1000/1.	TX0000362423	1979	Transicoil
United States	Transicoil series 1100 integral motor-tachometers; bul1. no. TC 1100/1.	TX0000382904	1979	Transicoil
United States	Transicoil series 1200 D C motors; bull. no. TC 12000/1.	TX0000382903	1979	Transicoil
United States	Transicoil series 12100 integral motor-tachometers; bull. no. TC 12100/1.	TX0000382906	1979	Transicoil
United States	Transicoil series 2000 D C motors; bull. no. TC 2000/1.	TX0000362424	1979	Transicoil
United States	Transicoil series 6000 D C motors; bull. no. TC 6000/1.	TX0000382905	1979	Transicoil
United States	Schematic; drawing no. 9A4214-2.	VAu000414020	1997	Transicoil, Inc.

Jurisdiction	Title	Registration No.	Registration Date	Record Owner
United States	Schematic; drawing no. 9S3288-1.	VAu000414023	1997	Transicoil, Inc.
United States	Schematic; drawing no. 9S3323-2.	VAu000418028	1997	Transicoil, Inc.
United States	Schematic signal conditioning frequency input; drawing no. 9S3484-5.	VAu000414026	1997	Transicoil, Inc.
United States	Schematic signal conditioning frequency input; drawing no. 9S3484-6.	VAu000414027	1997	Transicoil, Inc.
United States	Schematic signal conditioning frequency resistance; drawing no. 9S3483-5.	VAu000414016	1997	Transicoil, Inc.
United States	Schematic signal conditioning resistance; drawing no. 9S3481-5.	VAu000414019	1997	Transicoil, Inc.
United States	Schematic signal conditioning strain gauge; drawing no. 9S3479-5.	VAu000414022	1997	Transicoil, Inc.
United States	Schematic signal conditioning thermocouple; drawing no. 9S3482-5.	VAu000418029	1997	Transicoil, Inc.
United States	Schematic: drawing no. 953525-1	VAu00414013	1997	Transicoil, Inc.
United States	Schematic: drawing no. 9S3544-1	Vau000414015	1997	Transicoil, Inc
United States	Schematic: drawing no. 9S3705	Vau000414028	1997	Transicoil, Inc
United States	Schematic: drawing no. 9S3953	Vau000414024	1997	Transicoil, Inc
United States	Schematic: drawing no. 9S3963	Vau000414017	1997	Transicoil, Inc
United States	Schematic: drawing no. 9S4165	Vau000414033	1997	Transicoil, Inc
United States	Schematic, front end: drawing no. 9S3541	Vau000414014	1997	Transicoil, Inc
United States	Schematic interconnect: drawing no. 9S3600-1	Vau000414018	1997	Transicoil, Inc
United States	Schematic interconnect: drawing no. 9S3610-1	Vau000418030	1997	Transicoil, Inc
United States	Schematic interconnect: drawing no. 9S3630-1	Vau000414029	1997	Transicoil, Inc
United States	Schematic interconnect: drawing no. 9S3640-1	Vau000414030	1997	Transicoil, Inc
United States	Schematic interconnect: drawing no. 9S3650-1	Vau000414021	1997	Transicoil, Inc
United States	Schematic, signal conditioning, resistance: drawing no. 9S4191-4	Vau000414025	1997	Transicoil, Inc
United States	Schematic signal conditioning voltage/current: drawing no. 9S4187-2	Vau000414031	1997	Transicoil, Inc
United States	Schematic signal conditioning voltage/current: drawing no. 9S4187-3	Vau000414031	1997	Transicoil, Inc

LICENSES

LICENSEE NAME	LICENSED PRODUCT	EFFECTIVE DATE	EXPIRATION DATE	LICENSOR NAME
Aero-Instruments Co., LLC	ANSYS FLUENT	9/28/11	9/27/12	ANSYS, Inc.
Aero-Instruments Co., LLC	ANSYS Geometry Interface for Creo Parametric	9/28/11	9/27/12	ANSYS, Inc.
Aero-Instruments Co., LLC	ANSYS DesignModeler	9/28/11	9/27/12	ANSYS, Inc.
Aero-Instruments Co., LLC	ANSYS HPC Pack	9/28/11	9/27/12	ANSYS, Inc.

Patent Licenses

(1) Pursuant to an Agreement, dated as of March 26, 2001 (the “License Agreement”), between Honeywell Intellectual Properties Inc., Honeywell International Inc. (as Licensor) and TransDigm Inc. (as Licensee), Licensor granted to Licensee a license relating to those patents and applications for patents in the world, subject to any export controls that may be imposed by the government of the United States, which cover Licensed Products (as defined in the License Agreement) and/or Support (as defined in the License Agreement) and which were at the time of the License Agreement or thereafter owned by Licensor; any and all continuation, continuation-in-part, divisional, reissue, renewal and extension, and other patents and patent applications, and reexamination certificates, that claim in whole or in part the benefit of the filing date of any of the foregoing; and any and all counterpart foreign patents and patent applications of any of the foregoing.

(2)	Champion Aerospace LLC is a licensor for the below U.S. patents.

Licensee Name and Address	Date of License/ Sublicense	Issue Date	Patent No.
John Driscoll 7800 Netherlands Drive Raleigh, North Carolina 27606	November 29, 1994	January 7, 1997	5,592,118
John Driscoll 7800 Netherlands Drive Raleigh, North Carolina 27606	November 29, 1994	August 12, 1997	5,656,966
John Driscoll 7800 Netherlands Drive Raleigh, North Carolina 27606	November 29, 1994	December 22, 1998	5,852,381

(3) Champion Aerospace LLC is a licensee for the below U.S. patents and non-U.S. patents.

U.S. Patents

Licensor Name and Address	Date of License/Sublicense	Issue Date	Patent No.
Federal-Mogul Worldwide, Inc.*	May 31, 2001	June 14, 1988	4,751,207
Federal-Mogul Worldwide, Inc.	May 31, 2001	January 17, 1995	5,381,773
Federal-Mogul Worldwide, Inc.	May 31, 2001	May 21, 1996	5,518,968
Federal-Mogul Worldwide, Inc.	May 31, 2001	July 16, 1996	5,535,726
Federal-Mogul Worldwide, Inc.	May 31, 2001	October 14, 1997	5,677,250
Federal-Mogul Worldwide, Inc.	May 31, 2001	November 16, 1999	5,985,473
Federal-Mogul Worldwide, Inc.	May 31, 2001	August 11, 1992	RE34,028

*	Expiration of patent is in dispute.

Non-U.S. Patents

Country	Licensor Name and Address	Date of License/ Sublicense	Issue Date	Non-US Patent No.
AU	Federal-Mogul Worldwide, Inc.	May 31, 2001	June 14, 1984	537242
AU	Federal-Mogul Worldwide, Inc.			573008
AU	Federal-Mogul Worldwide, Inc.	May 31, 2001	July 20, 1989	586761
AU	Federal-Mogul Worldwide, Inc.			8062857
AU	Federal-Mogul Worldwide, Inc.			8065688
AU	Federal-Mogul Worldwide, Inc.			8543814
AU	Federal-Mogul Worldwide, Inc.			8777830
BE	Federal-Mogul Worldwide, Inc.			887047
CA	Federal-Mogul Worldwide, Inc.			1132143
CA	Federal-Mogul Worldwide, Inc.	May 31, 2001	June 5, 1984	1168531
CA	Federal-Mogul Worldwide, Inc.	May 31, 2001	February 9, 1988	1232620
CA	Federal-Mogul Worldwide, Inc.	May 31, 2001	May 1, 1999	1268490
DE	Federal-Mogul Worldwide, Inc.	May 31, 2001	December 10, 1998	19617794
DE	Federal-Mogul Worldwide, Inc.	May 31, 2001	December 2, 1993	3787965
DE	Federal-Mogul Worldwide, Inc.	May 31, 2001	June 6, 1991	3036223
EPO	Federal-Mogul Worldwide, Inc.	May 31, 2001	October 27, 1993	277178
FR	Federal-Mogul Worldwide, Inc.			2468234
FR	Federal-Mogul Worldwide, Inc.			2566767
FR	Federal-Mogul Worldwide, Inc.	May 31, 2001	June 29, 1984	8022476
GB	Federal-Mogul Worldwide, Inc.			2309050

Country	Licensor Name and Address	Date of License/ Sublicense	Issue Date	Non-US Patent No.
GB	Federal-Mogul Worldwide, Inc.			8516124
GB	Federal-Mogul Worldwide, Inc.			9519358
GB	Federal-Mogul Worldwide, Inc.			9621155
IT	Federal-Mogul Worldwide, Inc.			1186712
IT	Federal-Mogul Worldwide, Inc.			8049941
IT	Federal-Mogul Worldwide, Inc.			8520927
JP	Federal-Mogul Worldwide, Inc.	May 31, 2001	February 24, 1992	56067187
JP	Federal-Mogul Worldwide, Inc.			61,017,468
JP	Federal-Mogul Worldwide, Inc.			92010195
MX	Federal-Mogul Worldwide, Inc.	May 31, 2001	March 16, 1983	148143
MX	Federal-Mogul Worldwide, Inc.			155274
MX	Federal-Mogul Worldwide, Inc.	May 31, 2001	December 4, 1992	165801
MX	Federal-Mogul Worldwide, Inc.	May 31, 2001		196633
MX	Federal-Mogul Worldwide, Inc.	May 31, 2001		961639
NZ	Federal-Mogul Worldwide, Inc.	May 31, 2001	August 24, 1984	195331
UK	Federal-Mogul Worldwide, Inc.	May 31, 2001	April 9, 1997	2300449
UK	Federal-Mogul Worldwide, Inc.	May 31, 2001	October 26, 1983	2060773
UK	Federal-Mogul Worldwide, Inc.	May 31, 2001	October 21, 1987	GB2160858
UK	Federal-Mogul Worldwide, Inc.	May 31, 2001	January 14, 1998	GB2294261
UK	Federal-Mogul Worldwide, Inc.	May 31, 2001	January 7, 1998	GB2309050
VE	Federal-Mogul Worldwide, Inc.	May 31, 2001		44581
ZA	Federal-Mogul Worldwide, Inc.	May 31, 2001	August 26, 1981	8005008
ZA	Federal-Mogul Worldwide, Inc.			8007059

(4) Champion Aerospace LLC is a licensee for the below U.S. patent application and the below non-U.S. patent applications.

U.S. Patent Applications

Licensor Name and Address	Date of License/ Sublicense	Issue Date	Patent No
Federal-Mogul Worldwide, Inc.	May 31, 2001	Unknown	Patent Pending- Iridium Swaged/Brazed Electrode Assembly

Non-U.S. Patent Applications

Country	Licensor Name and Address	Date of License/ Sublicense	Issue Date	Non-US Patent No.
BR	Federal-Mogul Worldwide, Inc.	May 31, 2001	June 21, 1981	P18006759
CA	Federal-Mogul Worldwide, Inc.	May 31, 2001	March 25, 1996	2172585
DK	Federal-Mogul Worldwide, Inc.	May 31, 2001	March 29, 1988	8801750

Country	Licensor Name and Address	Date of License/ Sublicense	Issue Date	Non-US Patent No.
IT	Federal-Mogul Worldwide, Inc.	May 31, 2001	October 20, 1980	1127892
JP	Federal-Mogul Worldwide, Inc.	May 31, 2001	July 30, 1987	1503622
PCT	Federal-Mogul Worldwide, Inc.	May 31, 2001	July 30, 1987	WO880929

(5) Pursuant to an Agreement dated as of June 29, 2001, as amended, and an Agreement dated September 26, 2003, among Honeywell Intellectual Properties Inc., Honeywell International Inc. (as Licensor), CCC & B LLC (as Licensee), PMA Sales, Inc. and Dukes Aerospace, Inc. (as Sub-Licensee), Sub-Licensee holds a non-exclusive sub-license relating to certain patents and applications for patents covering certain specified Pneumatic valves.

Trademark Licenses

Champion Aerospace LLC is a licensee for the below U.S. trademarks.

Mark	Licensor Name and Address	Date of License/ Sublicense
CHAMPION (word only)	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPION (stylized)	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPION and BOW-TIE design	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPION AVIATION PRODUCTS and BOW-Tie design	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPIONS OF THE AIR (words only)	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPIONS OF THE AIR (stylized)	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPIONAVIATON.COM (words only)	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPION AVIATION PRODUCTS (words only)	Federal-Mogul Worldwide, Inc.	May 31, 2001
CHAMPION AVIATION PRODUCTS (stylized)	Federal-Mogul Worldwide, Inc.	May 31, 2001
IT’S WISE TO FLY CHAMPION (words and design)	Federal-Mogul Worldwide, Inc.	May 31, 2001

Copyright Licenses

None.

License Agreements

•	Open Value Agreement, Agreement # V3736319, dated February 13, 2009, between Electromech Technologies and Microsoft Volume Licensing, GP.

•	Software License Agreement and Addenda I and II, all dated November 18, 2004 and Addendum dated February 20, 2009 between Infor Global Solutions (Michigan), Inc. (f/k/a MAPICS, Inc.) and Schneller, Inc.

•	Purchase Agreement between Schneller LLC and Trebron Company, Inc. dated July 21, 2009

Schedule IV

Commercial Tort Claims

Chet Huffman, Infinity Aerospace, Inc. fka Dukes Inc., Aviation Design Group, Inc. fka GST Industries, Inc. and Dukes Group, LLC v. Dukes Aerospace, Inc. and TransDigm Inc., Case No. PC051408, filed with Superior Court of California, County of Los Angeles, North Valley District.

Skurka Aerospace, Inc. v. Eaton Aerospace, LLC, Case No. 1:08CV1565, filed with the United States District Court, Northern District of Ohio, Eastern Division.

AmSafe, Inc. v. Atlanta Aerospace Composites, LLC, Chris Pryor and Jane Doe Pryor, and Susan Mathen and John Doe Mathen, Case No. 3:13-CV-00016-TCB filed with the United States Court for the Northern District of Georgia.